                                                       Registration No. 33-65339
                                                                       811-07463

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 8
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 13

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                ------------------------------------------------
                           (Exact name of Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                     --------------------------------------
                               (Name of Depositor)

                  ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183
                  ---------------------------------------------
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including area code: (860) 277-0111

                                ERNEST J. WRIGHT
                                    Secretary
                     The Travelers Life and Annuity Company
                                One Tower Square
                           Hartford, Connecticut 06183
                           ---------------------------
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

_____  immediately upon filing pursuant to paragraph (b) of Rule 485.

__X__  on May 1, 2001 pursuant to paragraph (b) of Rule 485.

_____  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

_____  on ___________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

_____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                      Information Required in a Prospectus

               TRAVELERS PORTFOLIO ARCHITECT ANNUITY PROSPECTUS:
                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

This prospectus describes TRAVELERS PORTFOLIO ARCHITECT ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company, depending on the state in which you purchased your Contract. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("nonqualified Contracts"). We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to Contracts and certificates as "Contracts."

You can choose to have your premium ("purchase payments") accumulate on a variable and/or fixed basis in one of our funding options. Your contract value before the maturity date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the variable funding options you select. You bear the investment risk of investing in the variable funding options. The variable funding options are:

Capital Appreciation Fund
Money Market Portfolio
AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Value Fund
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
  Premier Growth Portfolio -- Class B
CREDIT SUISSE WARBURG PINCUS TRUST
  Emerging Markets Portfolio
DELAWARE GROUP PREMIUM FUND
  REIT Series
DREYFUS VARIABLE INVESTMENT FUND
  Appreciation Portfolio -- Initial Class
  Small Cap Portfolio -- Initial Class
GREENWICH STREET SERIES FUND
  Equity Index Portfolio -- Class II Shares
JANUS ASPEN SERIES
  Balanced Portfolio -- Service Shares
  Global Life Sciences Portfolio -- Service Shares
  Global Technology Portfolio -- Service Shares
  Worldwide Growth Portfolio -- Service Shares
PIMCO VARIABLE INSURANCE TRUST
  Total Return Bond Portfolio
PUTNAM VARIABLE TRUST
  Putnam VT International Growth Portfolio --   Class IB Shares
  Putnam VT Small Cap Value Fund -- Class IB
  Shares
  Putnam VT Voyager II Fund -- Class IB Shares
SALOMON BROTHERS VARIABLE SERIES FUND, INC.
  Capital Fund
  Investors Fund
  Small Cap Growth Fund
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio
  Alliance Growth Portfolio
  MFS Total Return Portfolio
THE TRAVELERS SERIES TRUST
  Convertible Bond Portfolio
  Disciplined Mid Cap Stock Portfolio
  Equity Income Portfolio
  Federated High Yield Portfolio
  Federated Stock Portfolio
  Large Cap Portfolio
  Lazard International Stock Portfolio
  MFS Emerging Growth Portfolio
  MFS Mid Cap Growth Portfolio
  MFS Research Portfolio
  Travelers Quality Bond Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio -- Class II Shares
  Enterprise Portfolio -- Class II Shares
VARIABLE INSURANCE PRODUCTS FUND II (FIDELITY)
  Contrafund(R) Portfolio -- Service Class 2
VARIABLE INSURANCE PRODUCTS FUND III (FIDELITY)
  Dynamic Capital Appreciation Portfolio -- Service Class 2
  Mid Cap Portfolio -- Service Class 2

The Contract, certain contract features and/or some of the funding options may not be available in all states. THE CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS THAT SUPPORT THE VARIABLE FUNDING OPTIONS MUST ACCOMPANY THIS PROSPECTUS. READ AND RETAIN THEM FOR FUTURE REFERENCE.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2001. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183, call 1-800-842-9368 or access the SEC's website (http://www.sec.gov). See Appendix D for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
                          PROSPECTUS DATED MAY 1, 2001

                               TABLE OF CONTENTS

Index of Special Terms................      2
Summary...............................      3
Fee Table.............................      6
Condensed Financial Information.......     12
The Annuity Contract..................     12
  Contract Owner Inquiries............     12
  Purchase Payments...................     13
  Accumulation Units..................     13
  The Variable Funding Options........     13
  The Fixed Account...................     17
Charges and Deductions................     17
  General.............................     17
  Withdrawal Charge...................     18
  Free Withdrawal Allowance...........     18
  Administrative Charges..............     18
  Mortality and Expense Risk Charge...     19
  E.S.P. Charge.......................     19
  Variable Funding Option Expenses....     19
  Premium Tax.........................     19
  Changes in Taxes Based Upon Premium
     or Value.........................     19
Transfers.............................     20
  Dollar Cost Averaging...............     20
Access to Your Money..................     21
  Systematic Withdrawals..............     21
  Loans...............................     21
Ownership Provisions..................     22
  Types of Ownership..................     22
     Contract Owner...................     22
     Beneficiary......................     22
     Annuitant........................     22
Death Benefit.........................     22
  Death Proceeds Before the Maturity
     Date.............................     23
  Payment of Proceeds.................     24
  Death Proceeds After the Maturity
     Date.............................     26
The Annuity Period....................     26
  Maturity Date.......................     26
  Allocation of Annuity...............     26
  Variable Annuity....................     26
  Fixed Annuity.......................     27
Payment Options.......................     27
  Election of Options.................     27
  Annuity Options.....................     28
  Income Options......................     28
Miscellaneous Contract Provisions.....     29
  Right to Return.....................     29
  Termination.........................     29
  Required Reports....................     29
  Suspension of Payments..............     29
The Separate Accounts.................     29
  Performance Information.............     30
Federal Tax Considerations............     31
  General Taxation of Annuities.......     31
  Types of Contracts: Qualified or
     Nonqualified.....................     31
  Nonqualified Annuity Contracts......     31
  Qualified Annuity Contracts.........     32
  Penalty Tax for Premature
     Distributions....................     32
  Diversification Requirements for
     Variable Annuities...............     33
  Ownership of the Investments........     33
  Mandatory Distributions for
     Qualified Plans..................     33
  Taxation of Death Benefit
     Proceeds.........................     33
Other Information.....................     33
  The Insurance Companies.............     33
  Financial Statements................     34
  Distribution of Variable Annuity
     Contracts........................     34
  Conformity with State and Federal
     Laws.............................     34
  Voting Rights.......................     34
  Legal Proceedings and Opinions......     34
Appendix A: Condensed Financial
  Information for The Travelers
  Insurance Company: Separate Account
  ABD.................................    A-1
Appendix B: Condensed Financial
  Information for The Travelers Life
  and Annuity Company: Separate
  Account ABD II......................    B-1
Appendix C: The Fixed Account.........    C-1
Appendix D: Contents of the Statement
  of Additional Information...........    D-1

                             INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit....................      13
Accumulation Period..................      13
Annuitant............................      22
Annuity Payments.....................      26
Annuity Unit.........................      13
Cash Surrender Value.................      21
Contingent Annuitant.................      22
Contract Date........................      12
Contract Owner (You).................      22
Contract Value.......................      12
Contract Year........................      12
Death Report Date....................      22
Fixed Account........................     C-1
Funding Option(s)....................      13
Joint Owners.........................      22
Maturity Date........................      26
Purchase Payment.....................      13
Net Investment Rate..................      27
Purchase Payment.....................      13
Underlying Fund......................      13
Written Request......................      12

                                    SUMMARY:

                     TRAVELERS PORTFOLIO ARCHITECT ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, ("the Company," "We" or "Us") depending on where you reside. Each company sponsors its own segregated asset account ("Separate Account"). The Travelers Insurance Company sponsors the Travelers Fund ABD for Variable Annuities ("Fund ABD"); The Travelers Life and Annuity Company sponsors the Travelers Fund ABD II for Variable Annuities ("Fund ABD II"). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

Your issuing Company is The Travelers Life and Annuity Company unless you reside in one of the following locations. The Travelers Insurance Company issues Contracts in the locations listed below:

Bahamas                            North Carolina
British Virgin Islands             Oregon(1)
Guam                               Puerto Rico
Kansas                             Tennessee
Maine                              U.S. Virgin Islands
New Hampshire                      Washington(1)
New Jersey                         Wyoming
New York

---------------
(1) The Travelers Insurance Company issues only single premium contracts with variable and fixed accounts for these states. The Travelers Life and Annuity Company issues only flexible premium contracts with variable accounts in these states. Please refer to your Contract or ask your agent for more information.

You may also refer to the cover page of your Contract for the name of your issuing company. You may only purchase a Contract in states where the Contract has been approved for sale. The contract may not currently be available for sale in all states.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase. During the accumulation phase generally, under a qualified contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the variable funding options and/or the Fixed Account. If you elect variable income payments, the dollar amount or your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

WHO SHOULD PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers for Individual Retirement Annuities (IRAs) and (3) rollovers for other qualified retirement plans. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment allocated to a variable funding option during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment. During the remainder of the right to return period, we will refund your contract value (including charges we assessed). We will determine your contract value at the close of business on the day we receive a written request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? Through its subaccounts, the Separate Account uses your purchase payments to purchase units, at your direction, of one or more of the variable funding options. In turn, each variable funding option invests in an underlying mutual fund ("underlying fund") that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these variable funding options.

You can transfer between the variable funding options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. You may transfer between the Fixed Account and the variable funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from the amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15%, and deduct the M&E at an annual rate of 1.25%. For contracts with a value of less than $40,000, we also deduct an annual administrative charge of $30. Each underlying fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the purchase payments. The maximum percentage is 6%, gradually decreasing to 0% in years ten and later.

If you select the Enhanced Stepped-Up Provision ("ESP"), an additional 0.20% annually will be deducted from amounts in the variable funding options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the owner, joint owner, or annuitant. Assuming you are the annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Death Benefit option which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives due proof of death and written payment instructions. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about accumulation unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in variable funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     - SYSTEMATIC WITHDRAWAL OPTION. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

     - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match your original (or your latest) funding option allocation request.

     - ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on your contract earnings.

                                   FEE TABLE
--------------------------------------------------------------------------------
The purpose of this Fee Table is to assist contract owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See "Charges and Deductions" in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. "Other Expenses" include operating costs of each underlying fund. Each fund reflects these expenses in its net asset value; the expenses are not deducted from your contract value.

TRANSACTION EXPENSES

WITHDRAWAL CHARGE (as a percentage of the purchase payments withdrawn)

            YEARS SINCE PURCHASE
                PAYMENT MADE                       WITHDRAWAL CHARGE
                   0-1                                    6%
                    2                                     6%
                    3                                     5%
                    4                                     5%
                    5                                     4%
                    6                                     3%
                    7                                     2%
                8 and over                                0%


ANNUAL SEPARATE ACCOUNT CHARGES:
(as a percentage of the average daily net assets of the Separate Account)

                      WITH E.S.P.
Mortality and Expense Risk Charge................  1.25%
Administrative Expense Charge....................  0.15%
E.S.P. Charge....................................  0.20%
                                                   ----
  Total Separate Account Charges.................  1.60%
                    WITHOUT E.S.P.
Mortality and Expense Risk Charge................  1.25%
Administrative Expense Charge....................  0.15%
                                                   ----
Total Separate Account Charges...................  1.40%


OTHER ANNUAL CHARGES
     Annual Contract Administrative Charge..................  $30
      (Waived if contract value is $40,000 or more)
VARIABLE FUNDING OPTION EXPENSES:

(as a percentage of average daily net assets of the funding option as of December 31, 2000, unless otherwise noted)

                                                                                           TOTAL ANNUAL
                                                                                             OPERATING
                                           MANAGEMENT FEE                OTHER EXPENSES      EXPENSES
                                           (AFTER EXPENSE     12b-1      (AFTER EXPENSE   (AFTER EXPENSE
            FUNDING OPTIONS:               REIMBURSEMENT)      FEES      REIMBURSEMENT)   REIMBURSEMENT)#
---------------------------------------------------------------------------------------------------------
Capital Appreciation Fund................       0.81%                         0.02%            0.83%
Money Market Portfolio...................       0.38%                         0.02%            0.40%
AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.I. Value Fund..................       0.61%                         0.23%            0.84%
ALLIANCE VARIABLE PRODUCT SERIES FUND,
  INC.
    Premier Growth Portfolio -- Class
      B*.................................       1.00%          0.25%          0.05%            1.30%
CREDIT SUISSE WARBURG PINCUS TRUST
    Emerging Markets Portfolio...........       1.09%                         0.31%            1.40%(1)
DELAWARE GROUP PREMIUM FUND
    REIT Series..........................       0.57%                         0.28%            0.85%(2)
DREYFUS VARIABLE INVESTMENT FUND
    Appreciation Portfolio -- Initial
      Class..............................       0.75%                         0.03%            0.78%(3)
    Small Cap Portfolio -- Initial
      Class..............................       0.75%                         0.03%            0.78%(3)
GREENWICH STREET SERIES FUND
    Equity Index Portfolio -- Class II
      Shares*............................       0.21%          0.25%          0.04%            0.50%(4)

                                                                                           TOTAL ANNUAL
                                                                                             OPERATING
                                           MANAGEMENT FEE                OTHER EXPENSES      EXPENSES
                                           (AFTER EXPENSE     12b-1      (AFTER EXPENSE   (AFTER EXPENSE
            FUNDING OPTIONS:               REIMBURSEMENT)      FEES      REIMBURSEMENT)   REIMBURSEMENT)#
---------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
    Balanced Portfolio -- Service
      Shares*............................       0.65%          0.25%          0.02%            0.92%
    Global Life Sciences
      Portfolio -- Service Shares*.......       0.65%          0.25%          0.30%            1.20%
    Global Technology
      Portfolio -- Service Shares*.......       0.65%          0.25%          0.04%            0.94%
    Worldwide Growth Portfolio -- Service
      Shares*............................       0.65%          0.25%          0.05%            0.95%
PIMCO VARIABLE INSURANCE TRUST
    Total Return Bond Portfolio..........       0.25%                         0.40%            0.65%(5)
PUTNAM VARIABLE TRUST
    Putnam VT International Growth
      Fund -- Class IB Shares*...........       0.76%          0.25%          0.18%            1.19%
    Putnam VT Small Cap Value Fund --
      Class IB Shares*...................       0.80%          0.25%          0.30%            1.35%
    Putnam VT Voyager II Fund -- Class IB
      Shares*............................       0.70%          0.25%          0.30%            1.25%(6)
SALOMON BROTHERS VARIABLE SERIES FUND
  INC.
    Capital Fund.........................       0.58%                         0.42%            1.00%(7)
    Investors Fund.......................       0.70%                         0.21%            0.91%
    Small Cap Growth Fund................       0.00%                         1.50%            1.50%(7)
THE TRAVELERS SERIES TRUST
    Convertible Bond Portfolio...........       0.66%                         0.14%            0.80%(8)
    Disciplined Mid Cap Stock
      Portfolio..........................       0.76%                         0.12%            0.88%
    Disciplined Small Cap Stock
      Portfolio+.........................       0.86%                         0.14%            1.00%(8)
    Equity Income Portfolio..............       0.75%                         0.07%            0.82%(9)
    Federated High Yield Portfolio.......       0.71%                         0.17%            0.88%
    Federated Stock Portfolio............       0.69%                         0.14%            0.82%
    Large Cap Portfolio..................       0.75%                         0.07%            0.82%(9)
    Lazard International Stock
      Portfolio..........................       0.89%                         0.14%            1.02%
    MFS Emerging Growth Portfolio........       0.81%                         0.05%            0.86%
    MFS Mid Cap Growth Portfolio.........       0.86%                         0.04%            0.90%
    MFS Research Portfolio...............       0.86%                         0.06%            0.92%
    Strategic Stock Portfolio+...........       0.66%                         0.24%            0.90%(8)
    Travelers Quality Bond Portfolio.....       0.38%                         0.11%            0.49%
TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation Portfolio...       0.80%                         0.03%            0.83%(10)
    Alliance Growth Portfolio............       0.80%                         0.01%            0.81%(10)
    MFS Total Return Portfolio...........       0.80%                         0.04%            0.84%(10)
    Putnam Diversified Income
      Portfolio..........................       0.75%                         0.12%            0.87%(10)
VAN KAMPEN LIFE INVESTMENT TRUST
    Comstock Portfolio Class II
      Shares*............................       0.00%          0.25%          0.95%            1.20%(11)
    Enterprise Portfolio Class II
      Shares*............................       0.50%          0.25%          0.10%            0.85%
VARIABLE INSURANCE PRODUCTS FUND II
    Contrafund(R) Portfolio -- Service
      Class 2*...........................       0.57%          0.25%          0.10%            0.92%(12)
VARIABLE INSURANCE PRODUCTS FUND III
    Dynamic Capital Appreciation
      Portfolio -- Service Class 2*......       0.57%          0.25%          0.61%            1.43%(13)
    Mid Cap Portfolio -- Service Class
      2*.................................       0.57%          0.25%          0.17%            0.99%(12)

---------------
 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service providers).

 # Some numbers have been rounded.

 + No longer available to new contract owners.

 (1) Fee waivers, expense reimbursements, or expense credits reduced expenses for the EMERGING MARKETS PORTFOLIO during 2000, but this may be discontinued at any time. Without such arrangements, the Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 0.42% and 1.67%, respectively. The Other Expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 2000, net of any fee waivers or expense reimbursements.

 (2) The Adviser for the REIT SERIES is Delaware Management Company ("DMC"). Effective through April 30, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Without such an arrangement, Total Annual Operating Expenses would have been 1.03%.

 (3) Total Annual Operating Expenses for the SMALL CAP PORTFOLIO -- INITIAL SHARES and the APPRECIATION PORTFOLIO -- INITIAL SHARES do not include interest expense, loan commitment fees, and dividends on securities sold short. These figures are for the year ended December 31, 2000. Actual expenses in future years may be higher or lower than the fees given.

 (4) The Management Fee includes 0.06% for fund administration.

 (5) "Other Expenses" reflects a 0.25% administrative fee and 0.01% representing organizational expenses and pro rata Trustees' fees for the TOTAL RETURN BOND PORTFOLIO. PIMCO has contractually agreed to reduce Total Annual Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets for the TOTAL RETURN BOND PORTFOLIO. Without such reductions, Total Annual Operating Expenses for the fiscal year ended December 31, 2000 would have been 0.66%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

 (6) The Total Annual Operating Expenses for the VT VOYAGER FUND II -- CLASS IB SHARES are based on estimated expenses. This fund commenced operations on September 1, 2000.

 (7) The Adviser has waived all or a portion of its Management Fees for the year ended December 31, 2000. If such fees were not waived or expenses reimbursed, the Management Fee, Other Expenses, and Total Annual Operating Expenses would have been as follows: 0.85%, 0.42%, and 1.27%, respectively for the CAPITAL FUND and 0.75%, 1.77%, and 2.52%, respectively for the SMALL CAP GROWTH FUND.

 (8) Travelers Insurance Company has agreed to reimburse the CONVERTIBLE BOND PORTFOLIO, the STRATEGIC STOCK PORTFOLIO, and the DISCIPLINED SMALL CAP STOCK PORTFOLIO for expenses for the period ended December 31, 2000 which exceeded 0.80%, 0.90%, and 1.00%, respectively. Without such voluntary arrangements, the actual annualized Total Annual Operating Expenses would have been 0.90%, 0.97%, and 1.14%, respectively.

 (9) TAMIC or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. Without such expense reductions, Total Annual Operating Expenses for the EQUITY INCOME PORTFOLIO and the LARGE CAP PORTFOLIO would have been 0.87% and 0.84%, respectively.

(10) Expenses are as of October 31, 2000 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2000.

(11) If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the COMSTOCK PORTFOLIO CLASS II SHARES Would have been 2.38%.

(12) Actual annual operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. Without such reduction, Total Annual Operating Expenses for the, CONTRAFUND(R) PORTFOLIO -- SERVICE CLASS 2 and MID CAP PORTFOLIO -- SERVICE CLASS 2 would have been 0.90%, and 0.94%, respectively.

(13) The Total Annual Operating Expenses for the DYNAMIC CAPITAL APPRECIATION PORTFOLIO -- SERVICE CLASS 2 are based on estimated expenses.

EXAMPLES

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2000, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The examples also assume that the $30 annual administrative charge is equivalent to 0.016% of the Separate Account contract value.

EXAMPLE: DEATH BENEFIT WITH E.S.P.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets of 5%, and the charges reflected in the expense table above using the expenses for the Death Benefit with the E.S.P. option selected:

------------------------------------------------------------------------------------------------------------------
                                       IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                             END OF PERIOD SHOWN:            ANNUITIZED AT END OF PERIOD SHOWN**:
                                     -------------------------------------   -------------------------------------
          FUNDING OPTION             1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund..........    85       126       170       278        25       76        130       278
Money Market Portfolio.............    80       113       149       234        20       63        109       234
AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.I. Value Fund............    85       127       171       279        25       77        131       279
ALLIANCE VARIABLE PRODUCT SERIES
  FUND, INC.
    Premier Growth Portfolio --
      Class B......................    89       140       194       324        29       90        154       324
CREDIT SUISSE WARBURG PINCUS TRUST
    Emerging Markets Portfolio.....    90       143       198       333        30       93        158       333
DELAWARE GROUP PREMIUM FUND
    REIT Series....................    85       127       171       280        25       77        131       280
DREYFUS VARIABLE INVESTMENT FUND
    Appreciation
      Portfolio -- Initial Class...    84       125       168       273        24       75        128       273
    Small Cap Portfolio -- Initial
      Class........................    84       125       168       273        24       75        128       273
GREENWICH STREET SERIES FUND
    Equity Index Portfolio -- Class
      II Shares....................    81       116       154       245        21       66        114       245
JANUS ASPEN SERIES
    Balanced Portfolio -- Service
      Shares.......................    86       129       175       287        26       79        135       287
    Global Life Sciences
      Portfolio -- Service
      Shares.......................    88       137       189       314        28       87        149       314
    Global Technology Portfolio --
      Service Shares...............    86       130       176       289        26       80        136       289
    Worldwide Growth Portfolio --
      Service Shares...............    86       130       176       290        26       80        136       290
PIMCO VARIABLE INSURANCE TRUST
    Total Return Bond Portfolio....    83       121       161       260        23       71        121       260
PUTNAM VARIABLE TRUST
    Putnam VT International Growth
      Fund -- Class IB Shares......    88       137       188       313        28       87        148       313
    Putnam VT Small Cap Value
      Fund -- Class IB Shares......    90       142       196       329        30       92        156       329
    Putnam VT Voyager II Fund --
      Class IB Shares..............    89       139       191       319        29       89        151       319
SALOMON BROTHERS VARIABLE SERIES
  FUND INC.
    Capital Fund...................    86       131       179       295        26       81        139       295
    Investors Fund.................    86       129       174       286        26       79        134       286
    Small Cap Growth Fund..........    91       146       203       343        31       96        163       343
THE TRAVELERS SERIES TRUST
    Convertible Bond Portfolio.....    84       125       169       275        24       75        129       275
    Disciplined Mid Cap Stock
      Portfolio....................    85       128       173       283        25       78        133       283
    Disciplined Small Cap Stock
      Portfolio+...................    86       131       179       295        26       81        139       295
    Equity Income Portfolio........    85       126       170       277        25       76        130       277

------------------------------------------------------------------------------------------------------------------
                                       IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                             END OF PERIOD SHOWN:            ANNUITIZED AT END OF PERIOD SHOWN**:
                                     -------------------------------------   -------------------------------------
          FUNDING OPTION             1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------
    Federated High Yield
      Portfolio....................    85       128       173       283        25       78        133       283
    Federated Stock Portfolio......    85       126       170       277        25       76        130       277
    Large Cap Portfolio............    85       126       170       277        25       76        130       277
    Lazard International Stock
      Portfolio....................    87       132       180       297        27       82        140       297
    MFS Emerging Growth
      Portfolio....................    85       127       172       281        25       77        132       281
    MFS Mid Cap Growth Portfolio...    85       128       174       285        25       78        134       285
    MFS Research Portfolio.........    86       129       175       287        26       79        135       287
    Strategic Stock Portfolio+.....    85       128       174       285        25       78        134       285
    Travelers Quality Bond
      Portfolio....................    81       116       153       244        21       66        113       244
TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation
      Portfolio....................    85       126       170       278        25       76        130       278
    Alliance Growth Portfolio......    85       126       169       276        25       76        129       276
    MFS Total Return Portfolio.....    85       127       171       279        25       77        131       279
    Putnam Diversified Income
      Portfolio....................    85       127       172       282        25       77        132       282
VAN KAMPEN LIFE INVESTMENT TRUST
    Comstock Portfolio Class II
      Shares.......................    88       137       189       314        28       87        149       314
    Enterprise Portfolio Class II
      Shares.......................    85       127       171       280        25       77        131       280
VARIABLE INSURANCE PRODUCTS FUND II
    Contrafund(R) Portfolio --
      Service Class 2..............    86       129       175       287        26       79        135       287
VARIABLE INSURANCE PRODUCTS FUND
  III
    Dynamic Capital Appreciation
      Portfolio -- Service Class
      2............................    91       144       200       336        31       94        160       336
    Mid Cap Portfolio -- Service
      Class 2......................    86       131       178       294        26       81        138       294

+ No longer available to new contract owners.

EXAMPLE: DEATH BENEFIT WITHOUT E.S.P.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets of 5%, and the charges reflected in the expense table above using the expenses for the Death Benefit without the E.S.P. option selected:

------------------------------------------------------------------------------------------------------------------
                                       IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                             END OF PERIOD SHOWN:            ANNUITIZED AT END OF PERIOD SHOWN**:
                                     -------------------------------------   -------------------------------------
          FUNDING OPTION             1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund..........    83       120       160       258        23       70        120       258
Money Market Portfolio.............    78       107       138       213        18       57         98       213
AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.I. Value Fund............    83       121       161       259        23       71        121       259
ALLIANCE VARIABLE PRODUCT SERIES
  FUND, INC.
    Premier Growth Portfolio --
      Class B......................    87       134       184       305        27       84        144       305
CREDIT SUISSE WARBURG PINCUS TRUST
    Emerging Markets Portfolio.....    88       137       189       314        28       87        149       314
DELAWARE GROUP PREMIUM FUND
    REIT Series....................    83       121       161       260        23       71        121       260
DREYFUS VARIABLE INVESTMENT FUND
    Appreciation
      Portfolio -- Initial Class...    82       119       158       253        22       69        118       253
    Small Cap Portfolio -- Initial
      Class........................    82       119       158       253        22       69        118       253
GREENWICH STREET SERIES FUND
    Equity Index Portfolio -- Class
      II Shares....................    79       110       143       224        19       60        103       224
JANUS ASPEN SERIES
    Balanced Portfolio -- Service
      Shares.......................    84       123       165       267        24       73        125       267
    Global Life Sciences
      Portfolio -- Service
      Shares.......................    86       131       179       295        26       81        139       295
    Global Technology Portfolio --
      Service Shares...............    84       124       166       269        24       74        126       269
    Worldwide Growth Portfolio --
      Service Shares...............    84       124       166       270        24       74        126       270
PIMCO VARIABLE INSURANCE TRUST
    Total Return Bond Portfolio....    81       115       151       240        21       65        111       240
PUTNAM VARIABLE TRUST
  Putnam VT International Growth
    Fund -- Class IB Shares........    86       131       178       294        26       81        138       294
  Putnam VT Small Cap Value
    Fund -- Class IB Shares........    88       136       186       310        28       86        146       310
  Putnam VT Voyager II Fund --
    Class IB Shares................    87       133       181       300        27       83        141       300
SALOMON BROTHERS VARIABLE SERIES
  FUND INC.
    Capital Fund...................    84       125       169       275        24       75        129       275
    Investors Fund.................    84       123       164       266        24       73        124       266
    Small Cap Growth Fund..........    89       140       194       324        29       90        154       324
THE TRAVELERS SERIES TRUST
    Convertible Bond Portfolio.....    82       119       159       255        22       69        119       255
    Disciplined Mid Cap Stock
      Portfolio....................    83       122       163       263        23       72        123       263
    Disciplined Small Cap Stock
      Portfolio+...................    84       125       169       275        24       75        129       275
    Equity Income Portfolio........    83       120       160       257        23       70        120       257
    Federated High Yield
      Portfolio....................    83       122       163       263        23       72        123       263
    Federated Stock Portfolio......    83       120       160       257        23       70        120       257
    Large Cap Portfolio............    83       120       160       257        23       70        120       257
    Lazard International Stock
      Portfolio....................    85       126       170       277        25       76        130       277
    MFS Emerging Growth
      Portfolio....................    83       121       162       261        23       71        122       261
    MFS Mid Cap Growth
      Portfolio....................    83       122       164       265        23       72        124       265
    MFS Research Portfolio.........    84       123       165       267        24       73        125       267
    Strategic Stock Portfolio+.....    83       122       164       265        23       72        124       265
    Travelers Quality Bond
      Portfolio....................    79       110       143       223        19       60        103       223

------------------------------------------------------------------------------------------------------------------
                                       IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                             END OF PERIOD SHOWN:            ANNUITIZED AT END OF PERIOD SHOWN**:
                                     -------------------------------------   -------------------------------------
          FUNDING OPTION             1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation
      Portfolio....................    83       120       160       258        23       70        120       258
    Alliance Growth Portfolio......    83       120       159       256        23       70        119       256
    MFS Total Return Portfolio.....    83       121       161       259        23       71        121       259
    Putnam Diversified Income
      Portfolio....................    83       121       162       262        23       71        122       262
VAN KAMPEN LIFE INVESTMENT TRUST
    Comstock Portfolio Class II
      Shares.......................    86       131       179       295        26       81        139       295
    Enterprise Portfolio Class II
      Shares.......................    83       121       161       260        23       71        121       260
VARIABLE INSURANCE PRODUCTS FUND II
    Contrafund(R) Portfolio --
      Service Class 2..............    84       123       165       267        24       73        125       267
VARIABLE INSURANCE PRODUCTS FUND
  III
    Dynamic Capital Appreciation
      Portfolio -- Service Class
      2............................    89       138       190       317        29       88        150       317
    Mid Cap Portfolio -- Service
      Class 2......................    84       125       168       274        24       75        128       274

+ No longer available to new contract owners.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendices A and B.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------
Travelers Portfolio Architect Annuity is a contract between the contract owner("you") and the Company. We describe your rights and benefits in this prospectus and in the Contract. There may be differences in your Contract because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make purchase payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one Fixed Account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account contract value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account contract value"). The contract value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract. The date the contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9368.

PURCHASE PAYMENTS

Your initial purchase payment is due and payable before the Contract becomes effective. The initial purchase payment must be at least $5,000. You may make additional payments of at least $500 at any time. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial purchase payment less any applicable premium tax (net purchase payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent purchase payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

THE VARIABLE FUNDING OPTIONS

You choose the variable funding options to which you allocate your purchase payments. These variable funding options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds that must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9368 to request additional copies of the prospectuses.

The Company has entered into agreements with either the investment adviser or distributor of certain of the underlying funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the underlying funds on behalf of the Separate Account. In addition, an affiliated broker-dealer will receive 12b-1 fees deducted from certain underlying fund assets for providing distribution, shareholder support and administrative services to some of the underlying funds.

If any of the underlying funds become unavailable for allocating purchase payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser.

        FUNDING OPTION                         INVESTMENT OBJECTIVE                    INVESTMENT ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund        Seeks growth of capital through the use of common    Travelers Asset Management
                                 stocks. Income is not an objective. The Fund         International Company LLC
                                 invests principally in common stocks of small to     ("TAMIC")
                                 large companies which are expected to experience     Subadviser: Janus
                                 wide fluctuations in price both in rising and        Capital Corp.
                                 declining markets.
Money Market Portfolio           Seeks high current income from short-term money      TAMIC
                                 market instruments while preserving capital and
                                 maintaining a high degree of liquidity.
AIM VARIABLE INSURANCE FUNDS,
INC.
    AIM V.I. Value Fund          Seeks to achieve long-term growth of capital by      AIM Advisers, Inc.
                                 investing primarily in equity securities of
                                 undervalued companies. Income is a secondary
                                 objective.
ALLIANCE VARIABLE PRODUCT
SERIES FUND, INC.
    Premier Growth Portfolio     Seeks long-term growth of capital by investing       Alliance Capital Management
    Class B                      primarily in equity securities of a limited
                                 number of large, carefully selected, high quality
                                 U.S. companies that are judged likely to achieve
                                 superior earning momentum.
CREDIT SUISSE WARBURG PINCUS
TRUST
    Emerging Markets Portfolio   Seeks long-term growth of capital by investing       Credit Suisse Asset Management,
                                 primarily in equity securities of non-U.S.           LLC
                                 issuers consisting of companies in emerging
                                 securities markets.
DELAWARE GROUP PREMIUM FUND
    REIT Series                  Seeks maximum long-term total return by investing    Delaware Management Company,
                                 in securities of companies primarily engaged in      Inc.
                                 the real estate industry. Capital appreciation is    Subadviser: Lincoln Investment
                                 a secondary objective.                               Management, Inc.
DREYFUS VARIABLE INVESTMENT
FUND
    Appreciation Portfolio --    Seeks primarily to provide long-term capital         The Dreyfus Corporation
    Initial Class                growth consistent with the preservation of           Subadviser: Fayez Sarofim & Co.
                                 capital; current income is a secondary investment
                                 objective. The portfolio invests primarily in the
                                 common stocks of domestic and foreign insurers.
    Small Cap                    Seeks to maximize capital appreciation.              The Dreyfus Corporation
    Portfolio -- Initial Class
GREENWICH STREET SERIES FUND
    Equity Index Portfolio       Seeks to replicate, before deduction of expenses,    Travelers Investment Management
    Class II Shares              the total return performance of the S&P 500          Co. ("TIMCO")
                                 Index.
JANUS ASPEN SERIES
    Balanced Portfolio --        Seeks long-term capital growth, consistent with      Janus Capital
    Service Shares               preservation of capital and balanced by current
                                 income.
    Global Life Sciences         Seeks long-term capital growth by investing          Janus Capital
    Portfolio -- Service Shares  primarily in equity securities of U.S. and foreign companies, normally investing at least
                                 65% of its total assets in companies with a life
                                 science orientation.
    Global Technology            Seeks long-term capital growth by investing          Janus Capital
    Portfolio -- Service Shares  primarily in equity securities of U.S. and foreign companies, normally investing at least
                                 65% of its total assets in companies likely to
                                 benefit significantly from advances in
                                 technology.
    Worldwide Growth             Seeks growth of capital in a manner consistent       Janus Capital
    Portfolio -- Service Shares  with preservation of capital by investing primarily in common stocks of companies of any
                                 size throughout the world.
PIMCO VARIABLE INSURANCE TRUST
    Total Return Bond Portfolio  Seeks maximum total return, consistent with          Pacific Investment Management
                                 preservation of capital and prudent investment       Company
                                 management, by investing primarily in
                                 investment-grade debt securities.

        FUNDING OPTION                         INVESTMENT OBJECTIVE                    INVESTMENT ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST
    Putnam VT International      Seeks capital appreciation by investing mostly in    Putnam Management ("Putnam")
    Growth Fund -- Class IB      common stocks of companies outside the United
    Shares                       States.
    Putnam VT Small Cap Value    Seeks capital appreciation by investing mainly in    Putnam
    Fund -- Class IB Shares      common stocks of U.S. companies with a focus on
                                 value stocks.
    Putnam VT Voyager II         Seeks capital appreciation by investing mainly in    Putnam
    Fund -- Class IB Shares      common stocks of U.S. companies with a focus on
                                 growth stocks.
SALOMON BROTHERS VARIABLE
SERIES FUND, INC.
    Capital Fund                 Seeks capital appreciation, primarily through        Salomon Brothers Asset
                                 investments in common stocks which are believed      Management ("SBAM")
                                 to have above-average price appreciation
                                 potential and which may involve above average
                                 risk.
    Investors Fund               Seeks long-term growth of capital, and,              SBAM
                                 secondarily, current income, through investments
                                 in common stocks of well-known companies.
    Small Cap Growth Fund        Seeks long-term growth of capital by investing       SBAM
                                 primarily in equity securities of companies with
                                 market capitalizations similar to that of
                                 companies included in the Russell 2000 Index.
TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation     Seeks capital appreciation by investing              Travelers Investment Adviser
    Portfolio                    principally in common stock, with emphasis on        ("TIA")
                                 medium-sized and smaller emerging growth             Subadviser: AIM Capital
                                 companies.                                           Management Inc.
    Alliance Growth Portfolio    Seeks long-term growth of capital. Current income    TIA
                                 is only an incidental consideration. The             Subadviser: Alliance Capital
                                 Portfolio invests predominantly in equity            Management L.P.
                                 securities of companies with a favorable outlook
                                 for earnings and whose rate of growth is expected
                                 to exceed that of the U.S. economy over time.
    MFS Total Return Portfolio   (a balanced portfolio) Seeks to obtain above-        TIA
                                 average income (compared to a portfolio entirely     Subadviser: Massachusetts
                                 invested in equity securities) consistent with       Financial Services Company
                                 the prudent employment of capital. Generally, at     ("MFS")
                                 least 40% of the Portfolio's assets are invested
                                 in equity securities.
THE TRAVELERS SERIES TRUST
    Convertible Bond Portfolio   Seeks current income and capital appreciation by     TAMIC
                                 investing in convertible bond securities and in
                                 combinations of nonconvertible fixed-income
                                 securities and warrants or call options that
                                 together resemble convertible securities.
    Disciplined Mid Cap Stock    Seeks growth of capital by investing primarily in    TAMIC
    Portfolio                    a broadly diversified portfolio of U.S. common       Subadviser: TIMCO
                                 stocks.
    Disciplined Small Cap Stock  Seeks long term capital appreciation by investing    TAMIC
    Portfolio+                   primarily (at least 65% of its total assets) in      Subadviser: TIMCO
                                 the common stocks of U.S. companies with
                                 relatively small market capitalizations at the
                                 time of investment.
    Equity Income Portfolio      Seeks reasonable income by investing at least 65%    TAMIC
                                 in income-producing equity securities. The           Subadviser: Fidelity Management
                                 balance may be invested in all types of domestic     & Research Co ("FMR")
                                 and foreign securities, including bonds. The
                                 Portfolio seeks to achieve a yield that exceeds
                                 that of the securities comprising the S&P 500.
                                 The Subadviser also considers the potential for
                                 capital appreciation.
    Federated High Yield         Seeks high current income by investing primarily     TAMIC
    Portfolio                    in a professionally managed, diversified             Subadviser: Federated
                                 portfolio of fixed income securities.                Investment Counseling, Inc.

        FUNDING OPTION                         INVESTMENT OBJECTIVE                    INVESTMENT ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------------
THE TRAVELERS SERIES TRUST
(CONT.)
    Federated Stock Portfolio    Seeks growth of income and capital by investing      TAMIC
                                 principally in a professionally managed and          Subadviser: Federated
                                 diversified portfolio of common stock of             Investment Counseling, Inc.
                                 high-quality companies (i.e., leaders in their
                                 industries and characterized by sound management
                                 and the ability to finance expected growth).
    Large Cap Portfolio          Seeks long-term growth of capital by investing       TAMIC
                                 primarily in equity securities of companies with     Subadviser: FMR
                                 large market capitalizations.
    Lazard International Stock   Seeks capital appreciation by investing primarily    TAMIC
    Portfolio                    in the equity securities of non-United States        Subadviser: Lazard Asset
                                 companies (i.e., incorporated or organized           Management
                                 outside the United States).
    MFS Emerging Growth          Seeks to provide long-term growth of capital.        TAMIC
    Portfolio                    Dividend and interest income from portfolio          Subadviser: MFS
                                 securities, if any, is incidental to the MFS
                                 Portfolio's investment objective.
    MFS Mid Cap Growth           Seeks to obtain long-term growth of capital by       TAMIC
    Portfolio                    investing, under normal market conditions, at        Subadviser: MFS
                                 least 65% of its total assets in equity
                                 securities of companies with medium market
                                 capitalization which the investment adviser
                                 believes have above-average growth potential.
    MFS Research Portfolio       Seeks to provide long-term growth of capital and     TAMIC
                                 future income.                                       Subadviser: MFS
    Strategic Stock Portfolio+   Seeks to provide an above-average total return       TAMIC
                                 through a combination of potential capital           Subadviser: TIMCO
                                 appreciation and dividend income by investing
                                 primarily in high dividend yielding stocks
                                 periodically selected from the companies included
                                 in (i) the Dow Jones Industrial Average and (ii)
                                 a subset of the S&P Industrial Index.
    Travelers Quality Bond       Seeks current income, moderate capital volatility    TAMIC
    Portfolio                    and total return.
VAN KAMPEN LIFE INVESTMENT
TRUST
    Comstock Portfolio -- Class  Seeks capital growth and income through invest-      Van Kampen Asset Management,
    II Shares                    ments in equity securities, including common         Inc. ("VKAM")
                                 stocks and securities convertible into common and
                                 preferred stocks.
    Enterprise Portfolio --      Seeks capital appreciation through investments       VKAM
    Class II Shares              believed by the Adviser to have above-average
                                 potential for capital appreciation.
VARIABLE INSURANCE PRODUCTS
FUND II
    Fidelity's Contrafund(R)     Seeks long-term capital appreciation by investing    FMR
    Portfolio -- Service Class   primarily in common stocks of companies whose
    2                            value the adviser believes is not fully
                                 recognized by the public.
VARIABLE INSURANCE PRODUCTS III
    Dynamic Capital              Seeks capital appreciation by investing primarily    FMR
    Appreciation Portfolio --    in common stocks of both domestic and foreign
    Service Class 2              issuers.
    Mid Cap Portfolio --         Seeks long-term growth of capital and income by      FMR
    Service Class 2              investing primarily in income-producing equity
                                 securities, including common stocks and
                                 convertible securities.

Before the end of 2001, we anticipate substituting shares of a new portfolio for the following portfolio currently available in your contract. You should know, however, that we cannot proceed with the proposed substitution until we receive certain regulatory approvals, and that details of the substitution, including the new portfolio to be offered, may change. We will notify you of the final details including the approximate date, before the substitution occurs and will notify you after the substitution has happened. Also, we will send you a current prospectus for the new funding option before the substitution occurs.

        FUNDING OPTION                         INVESTMENT OBJECTIVE                    INVESTMENT ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND
    Putnam Diversified Income    Seeks high current income consistent with            TIA
    Portfolio                    preservation of capital. The portfolio will          Subadviser: Putnam Investment
                                 allocate its investments among the U.S.              Management, Inc.
                                 Government Sector, the high yield sector and
                                 International Sector of the Fixed Income
                                 Securities markets.

                                 FIXED ACCOUNT
--------------------------------------------------------------------------------
We offer our Fixed Account as a funding option. Please see Appendix C for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts;

     - the death benefit paid on the death of the contract owner, annuitant, or first of the joint owners,

     - the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);

     - administration of the annuity options available under the Contracts; and

     - the distribution of various reports to contract owners.

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts,

     - sales and marketing expenses including commission payments to your sales agent, and

     - other costs of doing business.

Risks we assume include:

     - that annuitants may live longer than estimated when the annuity factors under the Contracts were established;

     - that the amount of the death benefit will be greater than the contract value, and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. (For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur.) We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from purchase payments when they are made to the Contract. However, a withdrawal charge will apply if purchase payments are withdrawn before they have been in the Contract for eight years. We will assess the charge as a percentage of the purchase payment withdrawn as follows:

YEARS SINCE PURCHASE                   WITHDRAWAL
    PAYMENT MADE                         CHARGE
        0-1                                6%
         2                                 6%
         3                                 5%
         4                                 5%
         5                                 4%
         6                                 3%
         7                                 2%
     8 or more                             0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a) any remaining free withdrawal allowance (as described below), then

     (b) any purchase payment to which a withdrawal charge applies (on a first-in, first-out basis), then

     (c) any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if purchase payments are distributed:

     - due to the death of the contract owner or the annuitant (with no contingent annuitant surviving);

     - if an annuity payout has begun; or

     - if an income option of at least five year's duration is begun after the first contract year.

FREE WITHDRAWAL ALLOWANCE

Beginning in the second contract year, you may withdraw up to 10% of the contract value annually. We calculate the available withdrawal amount as of the end of the previous contract year. The free withdrawal provision applies only to partial withdrawals.

ADMINISTRATIVE CHARGES

There are two administrative charges: the annual contract administrative charge and the administrative expense charge. We will deduct the $30 annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the contract, and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge:

     (1) from the distribution of death proceeds;

     (2) after an annuity payout has begun, or

     (3) if the contract value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "sub-account administrative charge") on each business day from amounts allocated to the variable funding options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options, and is reflected in our accumulation and annuity unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts held in the variable funding options. We reflect the deduction in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge equals 1.25% annually. This charge compensates the Company for various risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

E.S.P. CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the variable funding options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the underlying funds in the fee table. Please review the prospectus for each underlying fund for a more complete description of that fund and its expenses.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your contract value either upon death, surrender, annuitization, or at the time you make purchase payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                   TRANSFERS
--------------------------------------------------------------------------------

Up to 30 days before the maturity date, you may transfer all or part of the contract value between variable funding options. We will make transfers at the value(s) next determined after we receive your request at our Home Office. There are no restrictions on the amount or frequency of transfers currently; however, we reserve the right to limit the number of transfers to one in any six-month period. We also reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: 1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or 2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.

Since different underlying funds have different expenses, a transfer of contract values from one variable funding option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.

After the maturity date, you may make transfers between funding options only with our consent.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more accumulation units in a funding option if the value per unit is low and will purchase fewer accumulation units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through written request or other method acceptable to us. You must have a minimum total contract value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, we may credit increased interest rates to contract owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Program, the interest rate can accrue up to 6 months on amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest on a level basis to the selected funding options in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on funds in the Special DCA Program and we must transfer all purchase payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by Travelers. If complete Program enrollment instructions are not received by the Company within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your contract value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent purchase payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you otherwise direct.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a written request specifying the fixed or variable funding option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the cash surrender value as of the close of business after we receive your surrender request at our Home Office. The cash surrender value may be more or less than the purchase payments you made. You may not make withdrawals during the annuity period.

We may defer payment of any cash surrender value for a period of up to seven days after the written request is received, but it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

SYSTEMATIC WITHDRAWALS

Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form we provide. We will surrender accumulation units pro rata from all investment options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

LOANS

Loans may be available under your Contract. If available, all loan provisions are described in your Contract or loan agreement.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified contracts. You have sole power during the annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

Joint Owner. For nonqualified contracts only, you may name joint owners (e.g., spouses) in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the variable funding options or the Fixed Account, as most recently elected by the contract owner, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

ANNUITANT

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

You may not change, delete or add a contingent annuitant after the Contract becomes effective.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

Before the maturity date, when there is no surviving annuitant, a death benefit is payable when either the annuitant or a contract owner dies. We calculate the death benefit at the close of the business day on which the Company's Home Office receives due proof of death and written payment instructions ("death report date").

We must be notified no later than six months from the date of death in order to make payment of proceeds as described below. If we receive notification more than six months after the date of death, the death benefit payable will be the contract value on the death report date, less any applicable premium tax and outstanding loans.

DEATH PROCEEDS BEFORE THE MATURITY DATE

   IF THE ANNUITANT OR AN OWNER IS YOUNGER THAN AGE 80 ON THE CONTRACT DATE.

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax, outstanding loans and withdrawals not previously deducted:

     (1) the contract value;

     (2) the total purchase payments made under the Contract; or

     (3) the step-up value (if any, as described below).

STEP-UP VALUE. The step-up value will initially equal the first purchase payment. When you make additional purchase payments we will increase the step-up value by the amount of that purchase payment. When a withdrawal is taken, we will reduced the step-up value by a partial surrender reduction as described below. On each Contract anniversary before the annuitant's 80th birthday and before the annuitant's death, if the contract value is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes we will make to the step-up value on or after the annuitant's 80th birthday will be those related to additional purchase payments or partial surrenders.

PARTIAL SURRENDER REDUCTION. If you make a withdrawal we will reduce the step-up value by a partial surrender reduction which equals (1) the step-up value, multiplied by (2) the amount of the partial surrender, divided by (3) the contract value before the surrender.

For example, assume your current contract value is $55,000. If your original step-up value is $50,000, and you decide to make a partial withdrawal of $10,000, we would reduce the step-up value as follows:

     50,000 x (10,000/55,000) = 9,090

Your new step-up value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your original step-up value is $50,000, and you decide to make a partial withdrawal of $10,000, we would reduce the step-up value as follows:

     50,000 x (10,000/30,000) = 16,666

Your new step-up value would be 50,000-16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P."). (THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.) The Rider Effective Date is the date the Rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the death report date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified purchase payments excluding purchase payments that are both received after the first Rider Effective Date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as the death report date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified purchase payments excluding purchase payments that are both received after the first Rider Effective Date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as of the death report date.

THE INITIAL MODIFIED PURCHASE PAYMENT IS EQUAL TO THE CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE. Whenever a purchase payment is made after the Rider Effective Date, the modified purchase payment(s) are increased by the amount of the purchase payment. Whenever a partial surrender is taken after the rider effective date, the modified purchase payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO 1) THE MODIFIED PURCHASE PAYMENT(S) IN EFFECT immediately prior to the reduction for the partial surrender, multiplied by 2) the amount of the partial surrender divided by 3) the contract value immediately prior to the partial surrender.

     IF THE ANNUITANT OR AN OWNER IS AGE 80 OR OLDER ON THE CONTRACT DATE.

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1) or (2) below, each reduced by any applicable premium tax, outstanding loans and withdrawals not previously deducted:

     (1) the contract value; or

     (2) the total purchase payments made under the Contract.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NONQUALIFIED CONTRACTS

--------------------------------------------------------------------------------------------------------------
                                                                     UNLESS...                  MANDATORY
   BEFORE THE MATURITY DATE,       THE COMPANY WILL PAY                                       PAYOUT RULES
     UPON THE DEATH OF THE           THE PROCEEDS TO:                                            APPLY*
--------------------------------------------------------------------------------------------------------------
 Owner (who is not the           The beneficiary (ies),     Unless the beneficiary is the   Yes
 annuitant) (with no joint       or if none, to the         contract owner's spouse and
 owner)                          contract owner's estate.   the spouse elects to continue
                                                            the contract as the new owner
                                                            rather than receive the
                                                            distribution.
--------------------------------------------------------------------------------------------------------------
 Owner (who is the annuitant)    The beneficiary (ies),     Unless the beneficiary is the   Yes
 (with no joint owner)           or if none, to the         contract owner's spouse and
                                 contract owner's estate.   the spouse elects to continue
                                                            the contract as the new owner
                                                            rather than receive the
                                                            distribution.
--------------------------------------------------------------------------------------------------------------
 Joint Owner (who is not the     The surviving joint        Unless the surviving joint      Yes
 annuitant)                      owner.                     owner is the spouse and
                                                            elects to continue the
                                                            contract.
--------------------------------------------------------------------------------------------------------------
 Joint Owner (who is the         The beneficiary (ies),     Unless the beneficiary/         Yes
 annuitant)                      or if none, to the         surviving joint owner is the
                                 surviving joint owner.     contract owner's spouse and
                                                            the spouse elects to continue
                                                            the contract.
                                                            Or, unless there is a
                                                            contingent annuitant the
                                                            contingent annuitant becomes
                                                            the annuitant and the
                                                            proceeds will be paid to the
                                                            surviving joint owner. If the
                                                            surviving joint owner is the
                                                            spouse, the spouse may elect
                                                            to continue the contract.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                     UNLESS...                  MANDATORY
   BEFORE THE MATURITY DATE,       THE COMPANY WILL PAY                                       PAYOUT RULES
     UPON THE DEATH OF THE           THE PROCEEDS TO:                                            APPLY*
--------------------------------------------------------------------------------------------------------------
 Annuitant (who is not the       The beneficiary (ies) or   Unless, the beneficiary is      Yes
 contract owner)                 if none, to the contract   the contract owner's spouse
                                 owner.                     and the spouse elects to
                                                            continue the contract as the
                                                            new owner rather than receive
                                                            the distribution.
                                                            Or, unless there is a
                                                            contingent annuitant. Then,
                                                            the contingent annuitant
                                                            becomes the annuitant and the
                                                            Contract continues in effect
                                                            (generally using the original
                                                            maturity date). The proceeds
                                                            will then be paid upon the
                                                            death of the contingent
                                                            annuitant or owner.
--------------------------------------------------------------------------------------------------------------
 Annuitant (who is the contract  See death of "owner who                                    Yes
 owner)                          is the annuitant" above.
--------------------------------------------------------------------------------------------------------------
 Annuitant (where owner is a     The beneficiary (ies)                                      Yes (Death of
 nonnatural person/trust)        (e.g. the trust).                                          annuitant is
                                                                                            treated as death
                                                                                            of the owner
                                                                                            in these
                                                                                            circumstances.)
--------------------------------------------------------------------------------------------------------------
 Contingent Annuitant (assuming  No death proceeds are                                      N/A
 annuitant is still alive)       payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------
 Beneficiary                     No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------
 Contingent Beneficiary          No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------

---------------
* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal Beneficiaries (as well as spousal beneficiaries who choose not to assume the contract) must begin taking distributions based on the Beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. If mandatory distributions have begun, the 5 year payment option is not available.

                              QUALIFIED CONTRACTS

--------------------------------------------------------------------------------------------------------------
                                                                                                MANDATORY
                                                                                              PAYOUT RULES
   BEFORE THE MATURITY DATE,       THE COMPANY WILL PAY                                       APPLY (SEE *
     UPON THE DEATH OF THE           THE PROCEEDS TO:                UNLESS...                   ABOVE)
--------------------------------------------------------------------------------------------------------------
 Owner/Annuitant                 The beneficiary (ies),                                     Yes
                                 or if none, to the
                                 contract owner's estate.
--------------------------------------------------------------------------------------------------------------
 Beneficiary                     No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------
 Contingent Beneficiary          No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------

DEATH PROCEEDS AFTER THE MATURITY DATE

If any contract owner or the annuitant dies on or after the maturity date, we will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular income payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among income plans (annuity or income options). While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity or income payments will begin on the maturity date stated in the Contract unless (1) you fully surrender the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the annuitant is alive before annuity payments are made. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase the contract. Unless you elect otherwise, the maturity date will be the annuitant's 70th birthday for qualified contracts and the annuitant's 75th birthday for nonqualified contracts or ten years after the effective date of the contract, if later. (For Contracts issued in Florida and New York, the maturity date elected may not be later than the annuitant's 90th birthday.)

At least 30 days before the original maturity date, a contract owner may elect to extend the maturity date to any time prior to the annuitant's 85th birthday for nonqualified contracts or, for qualified contracts, to a later date with the Company's consent. Certain annuity options taken at the maturity date may be used to meet the minimum required distribution requirements of federal tax law, or a program of partial surrenders may be used instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with qualified contracts upon either the later of the contract owner's attainment of age 70 1/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your cash surrender value to provide an annuity funded by the same investment options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender value as of 14 days before the date annuity payments.

The amount of your first monthly payment depends on the annuity option you elected and the annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if they would produce a larger payment, the tables then in effect on the maturity date) by the number of thousands of dollars of contract value you apply to that annuity option, and factors in an assumed daily net investment factor. We call this your net investment rate. Your net investment rate corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payment will decrease. However, if the annualized investment performance, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your cash surrender value as of the date annuity payments begin. Payout rates will not be lower than those shown in the Contract. If it would produce a larger payment the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the annuitant is alive, you can change your annuity or income option selection any time up to the maturity date. Once annuity or income payments have begun, no further elections are allowed.

During the annuitant's lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity or income payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the cash surrender value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Other Annuity Options. The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

INCOME OPTIONS

Instead of one of the annuity options described above, and subject to the conditions described under "Election of Options," all or part of the Contract's cash surrender value (or, if required by state law, contract value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

Option 1 -- Payments of a Fixed Amount. We will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. We will pay the first payment and all later payments from each funding option or the Fixed Account in proportion to the cash surrender value attributable to each funding option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.

Option 2 -- Payments for a Fixed Period. We will make payments for the period selected. The amount of each payment will be equal to the remaining cash surrender value applied under this option divided by the number of remaining payments.

Option 3 -- Other Income Options. We will make any other arrangements for Income Options as may be mutually agreed upon.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying fund assessed) within twenty days after you receive it (the "right to return period"). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the contract value returned may be greater or less than your purchase payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, we will refund your purchase payment in full; during the remainder of the right to return period, we will refund the contract value (including charges).

We will determine the contract value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your contract value as of that date is less than $1,000 and you have not made purchase payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the cash surrender value less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                             THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor separate accounts: Fund ABD and Fund ABD II, respectively. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts (separate account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the variable funding options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Shares of the variable funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts. Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

From time to time, we may advertise several types of historical performance for the Contract's variable funding options. We may advertise the "standardized average annual total returns" of the variable funding option, calculated in a manner prescribed by the SEC, and the "nonstandardized total return," as described below. Specific examples of the performance information appear in the SAI.

STANDARDIZED METHOD. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the variable funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

NONSTANDARDIZED METHOD. We calculate nonstandardized "total returns" in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For underlying funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the underlying fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TAX-FREE EXCHANGES: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, 403(b) annuities established by public school systems or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the contract. If you purchase the contract on an individual basis with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

NONQUALIFIED ANNUITY CONTRACTS

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for contracts issued after April 22, 1987, if you transfer the contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See "Penalty Tax for Premature Distributions" below.) There is income in the contract to the extent the contract value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

The Contract provides one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase price or the contract value. It is possible that the IRS may take a position that the charges for the optional enhanced death benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional death benefit should be treated as a taxable withdrawal, you should consult your tax adviser before selecting any rider or endorsement to the Contract.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the contract will not be treated as an annuity contract for Federal income tax purposes and earnings under the contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

The Contract includes one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase payments or the contract value. The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability, whether a death benefit such as the optional death benefit(s) in the Contract comports with IRA qualification requirements. Although Travelers regards the optional enhanced death benefit as a permissible benefit under an IRA, the IRA may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. You should consult your tax adviser prior to selecting any optional enhanced death benefit for an IRA.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any nonqualified variable annuity contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the contract owner of tax deferred treatment. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; of (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

                               OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract or the first page of the Summary of this prospectus to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York.

The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

FINANCIAL STATEMENTS

The financial statements for the Company and its separate account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Contract is offered through both affiliated and non-affiliated broker dealers. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Tower Square, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 7% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. In addition, Tower Square Securities, Inc., an affiliate of the Company. receives additional incentive payments from the Company relating to the sale of the Contracts. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the underlying funds. However, we believe that when an underlying fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

THE TRAVELERS INSURANCE COMPANY

There are no pending legal proceedings affecting the Separate Account. There is one material pending legal proceeding, other than ordinary routine litigation incidental to business, to which the Company is a party.

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company,

Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

THE TRAVELERS LIFE AND ANNUITY COMPANY

There are no pending material legal proceedings affecting the Separate Account, the principal underwriter or the Company.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                 APPENDIX A -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES

                                    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED       PERIOD FROM
                                    -------------   -------------   -------------   -------------   DECEMBER 16, 1996
                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,            TO
          FUNDING OPTION                2000            1999            1998            1997        DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND (4/97)
    Unit Value at beginning of
      period......................   $     3.098     $     2.046     $     1.283     $    1.032           $1.000
    Unit Value at end of period...         2.387           3.098           2.046          1.283            1.032
    Number of units outstanding at
      end of period...............    37,804,248      25,971,911      10,561,314        870,525               --
MONEY MARKET PORTFOLIO (7/97)
    Unit Value at beginning of
      period......................   $     1.107     $     1.070     $     1.033     $    1.000               --
    Unit Value at end of period...         1.160           1.107           1.070          1.033               --
    Number of units outstanding at
      end of period...............    15,545,185      16,750,270       9,244,927        345,682               --
ALLIANCE VARIABLE PRODUCT SERIES
  FUND, INC.
PREMIER GROWTH PORTFOLIO CLASS B
  (5/00)
    Unit Value at beginning of
      year........................   $     1.000              --              --             --               --
    Unit Value at end of year.....         0.786              --              --             --               --
    Number of units outstanding at
      end of year.................     8,906,509              --              --             --               --
DELAWARE GROUP PREMIUM FUND
REIT SERIES (6/98)
    Unit Value at beginning of
      period......................   $     0.866     $     0.901     $     1.000             --               --
    Unit Value at end of period...         1.121           0.866           0.901             --               --
    Number of units outstanding at
      end of period...............       732,010         357,910          96,983             --               --
DREYFUS VARIABLE INVESTMENT FUND
APPRECIATION PORTFOLIO -- INITIAL
  CLASS (5/98)
    Unit Value at beginning of
      period......................   $     1.223     $     1.112     $     1.000             --               --
    Unit Value at end of period...         1.198           1.223           1.112             --               --
    Number of units outstanding at
      end of period...............    10,147,802       7,840,789       2,937,245             --               --
SMALL CAP PORTFOLIO -- INITIAL
  CLASS (5/98)
    Unit Value at beginning of
      period......................   $     1.058     $     0.871     $     1.000             --               --
    Unit Value at end of period...         1.182           1.058           0.871             --               --
    Number of units outstanding at
      end of period...............     6,798,006       3,387,052       1,435,805             --               --
GREENWICH STREET SERIES FUND
EQUITY INDEX PORTFOLIO CLASS II
  SHARES (6/99)
    Unit Value at beginning of
      year........................   $     1.098     $     1.000              --             --               --
    Unit Value at end of year.....         0.982           1.098              --             --               --
    Number of units outstanding at
      end of year.................     4,272,617         753,819              --             --               --
JANUS ASPEN SERIES
BALANCED PORTFOLIO -- SERVICE
  SHARES (5/00)
    Unit Value at beginning of
      year........................   $     1.000              --              --             --               --
    Unit Value at end of year.....         0.972              --              --             --               --
    Number of units outstanding at
      end of year.................     4,934,773              --              --             --               --
GLOBAL LIFE SCIENCES PORTFOLIO --
  SERVICE SHARES (5/00)
    Unit Value at beginning of
      year........................   $     1.000              --              --             --               --
    Unit Value at end of year.....         1.135              --              --             --               --
    Number of units outstanding at
      end of year.................     1,951,454              --              --             --               --

                  APPENDIX A: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED       PERIOD FROM
                                    -------------   -------------   -------------   -------------   DECEMBER 16, 1996
                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,            TO
          FUNDING OPTION                2000            1999            1998            1997        DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY PORTFOLIO --
  SERVICE SHARES (5/00)
    Unit Value at beginning of
      year........................   $     1.000              --              --             --               --
    Unit Value at end of year.....         0.672              --              --             --               --
    Number of units outstanding at
      end of year.................     5,661,986              --              --             --               --
WORLDWIDE GROWTH PORTFOLIO --
  SERVICE SHARES (5/00)
    Unit Value at beginning of
      year........................   $     1.000              --              --             --               --
    Unit Value at end of year.....         0.798              --              --             --               --
    Number of units outstanding at
      end of year.................     7,908,763              --              --             --               --
SALOMON BROTHERS VARIABLE SERIES
  FUNDS, INC.
CAPITAL FUND (10/98)
    Unit Value at beginning of
      period......................   $     1.305              --              --             --               --
    Unit Value at end of period...         1.522              --              --             --               --
    Number of units outstanding at
      end of period...............       907,328              --              --             --               --
INVESTORS FUND (6/98)
    Unit Value at beginning of
      period......................   $     1.132     $     1.029     $     1.000            N/A              N/A
    Unit Value at end of period...         1.287           1.132           1.029            N/A              N/A
    Number of units outstanding at
      end of period...............     7,090,936       3,905,967       1,764,644            N/A              N/A
SMALL CAP GROWTH FUND (5/00)
    Unit Value at beginning of
      year........................   $     1.000              --              --             --               --
    Unit Value at end of year.....         0.987              --              --             --               --
    Number of units outstanding at
      end of year.................       417,439              --              --             --               --
TRAVELERS SERIES FUND INC.
ALLIANCE GROWTH PORTFOLIO (6/97)
    Unit Value at beginning of
      period......................   $     2.189     $     1.679     $     1.319     $    1.037           $1.000
    Unit Value at end of period...         1.765           2.189           1.679          1.319            1.037
    Number of units outstanding at
      end of period...............    32,922,575      25,024,627      13,211,206      1,062,634               --
MFS TOTAL RETURN PORTFOLIO (5/97)
    Unit Value at beginning of
      period......................   $     1.319     $     1.303     $     1.183     $    1.000              N/A
    Unit Value at end of period...         1.517           1.319           1.303          1.183              N/A
    Number of units outstanding at
      end of period...............    29,382,873      27,173,225      16,380,184        962,287              N/A
PUTNAM DIVERSIFIED INCOME
  PORTFOLIO (5/97)+
    Unit Value at beginning of
      period......................   $     1.059     $     1.062     $     1.070     $    1.007           $1.000
    Unit Value at end of period...         1.040           1.059           1.062          1.070            1.007
    Number of units outstanding at
      end of period...............     3,631,653       3,396,677       1,955,397         51,659               --
THE TRAVELERS SERIES TRUST
CONVERTIBLE BOND PORTFOLIO (5/98)
    Unit Value at beginning of
      period......................   $     1.170     $     1.000     $     1.000             --               --
    Unit Value at end of period...         1.299           1.170           1.000             --               --
    Number of units outstanding at
      end of period...............     3,349,925       1,137,997         458,699             --               --
DISCIPLINED MID CAP STOCK
  PORTFOLIO (6/97)
    Unit Value at beginning of
      period......................   $     1.541     $     1.377     $     1.195     $    1.000               --
    Unit Value at end of period...         1.773           1.541           1.377          1.195               --
    Number of units outstanding at
      end of period...............     3,629,362       2,663,507       1,425,770        120,880               --

                  APPENDIX A: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED       PERIOD FROM
                                    -------------   -------------   -------------   -------------   DECEMBER 16, 1996
                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,            TO
          FUNDING OPTION                2000            1999            1998            1997        DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------------------------
DISCIPLINED SMALL CAP STOCK
  PORTFOLIO (6/98)+
    Unit Value at beginning of
      period......................   $     1.061     $     0.894     $     1.000             --               --
    Unit Value at end of period...         1.068           1.061           0.894             --               --
    Number of units outstanding at
      end of period...............     2,633,045       1,899,628         518,858             --               --
EQUITY INCOME PORTFOLIO (5/97)
    Unit Value at beginning of
      period......................   $     1.535     $     1.484     $     1.339     $    1.026           $1.000
    Unit Value at end of period...         1.652           1.535           1.484          1.339            1.026
    Number of units outstanding at
      end of period...............    22,535,737      19,892,863      12,301,819        639,656               --
FEDERATED HIGH YIELD PORTFOLIO
  (5/97)
    Unit Value at beginning of
      period......................   $     1.196     $     1.177     $     1.140     $    1.000               --
    Unit Value at end of period...         1.084           1.196           1.177          1.140               --
    Number of units outstanding at
      end of period...............    10,245,418      10,237,038       7,715,310        620,667               --
FEDERATED STOCK PORTFOLIO (5/97)
    Unit Value at beginning of
      period......................   $     1.552     $     1.494     $     1.285     $    1.000               --
    Unit Value at end of period...         1.588           1.552           1.494          1.285               --
    Number of units outstanding at
      end of period...............     7,399,546       7,710,739       4,599,587        352,550               --
LARGE CAP PORTFOLIO (6/97)
    Unit Value at beginning of
      period......................   $     2.123     $     1.665     $     1.245     $    1.023           $1.000
    Unit Value at end of period...         1.790           2.123           1.665          1.245            1.023
    Number of units outstanding at
      end of period...............    22,306,844      15,562,311       6,662,550        491,869               --
LAZARD INTERNATIONAL STOCK
  PORTFOLIO (5/97)
    Unit Value at beginning of
      period......................   $     1.460     $     1.216     $     1.095     $    1.027           $1.000
    Unit Value at end of period...         1.275           1.460           1.216          1.095            1.027
    Number of units outstanding at
      end of period...............    14,943,760      10,264,070       6,533,760        849,629               --
MFS EMERGING GROWTH PORTFOLIO
  (4/97)
    Unit Value at beginning of
      period......................   $     2.766     $     1.587     $     1.198     $    1.004           $1.000
    Unit Value at end of period...         2.179           2.766           1.587          1.198            1.004
    Number of units outstanding at
      end of period...............    16,347,855      11,222,748       5,891,811        528,553               --
MFS MID CAP GROWTH
  PORTFOLIO (4/98)
    Unit Value at beginning of
      period......................   $     1.595     $     0.985     $     1.000             --               --
    Unit Value at end of period...         1.721           1.595           0.985             --               --
    Number of units outstanding at
      end of period...............    10,884,619       3,220,420         696,846             --               --
MFS RESEARCH PORTFOLIO (5/98)
    Unit Value at beginning of
      period......................   $     1.285     $     1.054     $     1.000             --               --
    Unit Value at end of period...         1.197           1.285           1.054             --               --
    Number of units outstanding at
      end of period...............     2,244,673       1,352,776         149,981             --               --
STRATEGIC STOCK PORTFOLIO (7/98)+
    Unit Value at beginning of
      period......................   $     0.981     $     0.948     $     1.000             --               --
    Unit Value at end of period...         1.067           0.981           0.948             --               --
    Number of units outstanding at
      end of period...............       517,582         221,310          13,783             --               --

                  APPENDIX A: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED       PERIOD FROM
                                    -------------   -------------   -------------   -------------   DECEMBER 16, 1996
                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,            TO
          FUNDING OPTION                2000            1999            1998            1997        DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO
  (5/97)
    Unit Value at beginning of
      period......................   $     1.128     $     1.131     $     1.057     $    1.001           $1.000
    Unit Value at end of period...         1.190           1.128           1.131          1.057            1.001
    Number of units outstanding at
      end of period...............    16,565,402      13,396,194       9,328,606        378,758               --
VARIABLE INSURANCE PRODUCTS FUND
  II
CONTRAFUND(R) PORTFOLIO SERVICE
  CLASS 2 (5/00)
    Unit Value at beginning of
      year........................   $     1.000              --              --             --               --
    Unit Value at end of year.....         0.923              --              --             --               --
    Number of units outstanding at
      end of year.................     3,113,370              --              --             --               --
WARBURG PINCUS TRUST
EMERGING MARKETS PORTFOLIO (6/98)
    Unit Value at beginning of
      period......................   $     1.313     $     0.734     $     1.000             --               --
    Unit Value at end of period...         0.886           1.313           0.734             --               --
    Number of units outstanding at
      end of period...............     2,477,705         892,012         223,688             --               --

The Company began tracking the Accumulation Unit values in 1996, however the Separate Account held no assets until 1997. The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account. Funding Options not listed had no amounts yet allocated to them. "Number of Units Outstanding at end of period" may include units for Contract Owners in the payout phase. The financial statements for Fund ABD and the consolidated financial statements of The Travelers Insurance Company and its Subsidiaries are contained in the SAI.

+ No longer available to new contract owners.

                 APPENDIX B -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES

                                     PERIOD ENDED   PERIOD ENDED   PERIOD ENDED   PERIOD ENDED      PERIOD FROM
                                     ------------   ------------   ------------   ------------   DECEMBER 16, 1996
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,          TO
          FUNDING OPTION                 2000           1999           1998           1997       DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND (12/96)
    Unit Value at beginning of
      period.......................  $     3.098    $     2.046    $     1.283     $    1.032         $ 1.000
    Unit Value at end of period....        2.387          3.098          2.046          1.283           1.032
    Number of units outstanding at
      end of period................   61,812,416     46,942,401     23,010,432      6,344,051          29,824
MONEY MARKET PORTFOLIO (2/97)
    Unit Value at beginning of
      period.......................  $     1.107    $     1.070    $     1.033     $    1.000              --
    Unit Value at end of period....        1.160          1.107          1.070          1.033              --
    Number of units outstanding at
      end of period................   34,878,360     37,736,754     16,762,447      5,369,177              --
ALLIANCE VARIABLE PRODUCT SERIES
  FUND, INC.
    PREMIER GROWTH PORTFOLIO CLASS
    B (5/00)
    Unit Value at beginning of
      year.........................  $     1.000             --             --             --              --
    Unit Value at end of year......        0.786             --             --             --              --
    Number of units outstanding at
      end of year..................   13,647,974             --             --             --              --
DELAWARE GROUP PREMIUM FUND
    REIT SERIES (5/98)
    Unit Value at beginning of
      period.......................  $     0.866    $     0.901    $     1.000             --              --
    Unit Value at end of period....        1.121          0.866          0.901             --              --
    Number of units outstanding at
      end of period................    2,273,183      1,280,359        632,612             --              --
DREYFUS VARIABLE INVESTMENT FUND
    APPRECIATION
      PORTFOLIO -- INITIAL
      CLASS (4/98)
    Unit Value at beginning of
      period.......................  $     1.223    $     1.112    $     1.000             --              --
    Unit Value at end of period....        1.198          1.223          1.112             --              --
    Number of units outstanding at
      end of period................   12,271,080     10,488,399      2,833,960             --              --
    SMALL CAP PORTFOLIO -- INITIAL
      CLASS (4/98)
    Unit Value at beginning of
      period.......................  $     1.058    $     0.871    $     1.000             --              --
    Unit Value at end of period....        1.182          1.058          0.871             --              --
    Number of units outstanding at
      end of period................   13,636,390      7,815,322      3,051,249             --              --
GREENWICH STREET SERIES FUND
    EQUITY INDEX PORTFOLIO CLASS II
    SHARES (5/99)
    Unit Value at beginning of
      year.........................  $     1.098    $     1.000    $        --             --              --
    Unit Value at end of year......        0.982          1.098             --             --              --
    Number of units outstanding at
      end of year..................   10,807,508      3,460,443             --             --              --
JANUS ASPEN SERIES
    BALANCED PORTFOLIO SERVICE
    SHARES (5/00)
    Unit Value at beginning of
      year.........................  $     1.000             --             --             --              --
    Unit Value at end of year......        0.972             --             --             --              --
    Number of units outstanding at
      end of year..................    5,246,201             --             --             --              --
    GLOBAL LIFE SCIENCES
    PORTFOLIO -- SERVICE SHARES
    (5/00)
    Unit Value at beginning of
      year.........................  $     1.000             --             --             --              --
    Unit Value at end of year......        1.135             --             --             --              --
    Number of units outstanding at
      end of year..................    2,447,663             --             --             --              --
    GLOBAL TECHNOLOGY PORTFOLIO --
    SERVICE SHARES (5/00)
    Unit Value at beginning of
      year.........................  $     1.000             --             --             --              --
    Unit Value at end of year......        0.672             --             --             --              --
    Number of units outstanding at
      end of year..................    7,604,465             --             --             --              --

                 APPENDIX B -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                     PERIOD ENDED   PERIOD ENDED   PERIOD ENDED   PERIOD ENDED      PERIOD FROM
                                     ------------   ------------   ------------   ------------   DECEMBER 16, 1996
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,          TO
          FUNDING OPTION                 2000           1999           1998           1997       DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES (CONT.)
    WORLDWIDE GROWTH
    PORTFOLIO -- SERVICE SHARES
      (5/00)
    Unit Value at beginning of
      year.........................  $     1.000             --             --             --              --
    Unit Value at end of year......        0.798             --             --             --              --
    Number of units outstanding at
      end of year..................   13,421,744             --             --             --              --
SALOMON BROTHERS VARIABLE SERIES
  FUNDS, INC.
    CAPITAL FUND (5/98)
    Unit Value at beginning of
      year.........................  $     1.305             --             --             --              --
    Unit Value at end of year......        1.522             --             --             --              --
    Number of units outstanding at
      end of year..................    5,750,512             --             --             --              --
    INVESTORS FUND (4/98)
    Unit Value at beginning of
      period.......................  $     1.132    $     1.029    $     1.000             --              --
    Unit Value at end of period....        1.287          1.132          1.029             --              --
    Number of units outstanding at
      end of period................   12,889,045      8,670,638      3,232,444             --              --
    SMALL CAP GROWTH FUND (5/00)
    Unit Value at beginning of
      year.........................  $     1.000             --             --             --              --
    Unit Value at end of year......        0.987             --             --             --              --
    Number of units outstanding at
      end of year..................    2,056,506             --             --             --              --
TRAVELERS SERIES FUND, INC.
    ALLIANCE GROWTH PORTFOLIO
      (12/96)
    Unit Value at beginning of
      period.......................  $     2.189    $     1.679    $     1.319     $    1.037         $ 1.000
    Unit Value at end of period....        1.765          2.189          1.679          1.319           1.037
    Number of units outstanding at
      end of period................   55,775,319     47,167,905     31,011,054      8,259,362           2,250
    MFS TOTAL RETURN PORTFOLIO
      (1/97)
    Unit Value at beginning of
      period.......................  $     1.319    $     1.303    $     1.183     $    1.000              --
    Unit Value at end of period....        1.517          1.319          1.303          1.183              --
    Number of units outstanding at
      end of period................   53,326,538     54,290,552     42,017,841      9,959,634              --
    PUTNAM DIVERSIFIED INCOME
      PORTFOLIO (12/96)+
    Unit Value at beginning of
      period.......................  $     1.059    $     1.062    $     1.070     $    1.007         $ 1.000
    Unit Value at end of period....        1.040          1.059          1.062          1.070           1.007
    Number of units outstanding at
      end of period................    5,247,966      4,489,463      3,797,291      1,132,608           3,300
THE TRAVELERS SERIES TRUST
    CONVERTIBLE BOND
      PORTFOLIO (5/98)
    Unit Value at beginning of
      period.......................  $     1.170    $     1.000    $     1.000             --              --
    Unit Value at end of period....        1.299          1.170          1.000             --              --
    Number of units outstanding at
      end of period................    7,553,759      2,431,429        414,907             --              --
    DISCIPLINED MID CAP STOCK
      PORTFOLIO (6/97)
    Unit Value at beginning of
      period.......................  $     1.541    $     1.377    $     1.195     $    1.000              --
    Unit Value at end of period....        1.773          1.541          1.377          1.195              --
    Number of units outstanding at
      end of period................    8,454,274      6,716,626      5,142,990      1,668,733              --

                 APPENDIX B -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                     PERIOD ENDED   PERIOD ENDED   PERIOD ENDED   PERIOD ENDED      PERIOD FROM
                                     ------------   ------------   ------------   ------------   DECEMBER 16, 1996
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,          TO
          FUNDING OPTION                 2000           1999           1998           1997       DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------
THE TRAVELERS SERIES TRUST (CONT.)
    DISCIPLINED SMALL CAP STOCK
      PORTFOLIO (5/98)+
    Unit Value at beginning of
      period.......................  $     1.061    $     0.894    $     1.000             --              --
    Unit Value at end of period....        1.068          1.061          0.894             --              --
    Number of units outstanding at
      end of period................    1,991,224      1,202,404        450,528             --              --
    EQUITY INCOME PORTFOLIO (12/96)
    Unit Value at beginning of
      period.......................  $     1.535    $     1.484    $     1.339     $    1.026         $ 1.000
    Unit Value at end of period....        1.652          1.535          1.484          1.339           1.026
    Number of units outstanding at
      end of period................   37,849,058     35,687,217     25,733,333      6,719,150          30,196
    FEDERATED HIGH YIELD PORTFOLIO
      (1/97)
    Unit Value at beginning of
      period.......................  $     1.196    $     1.177    $     1.140     $    1.000              --
    Unit Value at end of period....        1.084          1.196          1.177          1.140              --
    Number of units outstanding at
      end of period................   19,736,049     22,260,856     18,811,555      4,566,993              --
    FEDERATED STOCK PORTFOLIO
      (1/97)
    Unit Value at beginning of
      period.......................  $     1.552    $     1.494    $     1.285     $    1.000              --
    Unit Value at end of period....        1.588          1.552          1.494          1.285              --
    Number of units outstanding at
      end of period................   13,157,332     14,406,177     11,892,034      3,816,999              --
    LARGE CAP PORTFOLIO (12/96)
    Unit Value at beginning of
      period.......................  $     2.123    $     1.665    $     1.245     $    1.023         $ 1.000
    Unit Value at end of period....        1.790          2.123          1.665          1.245           1.023
    Number of units outstanding at
      end of period................   34,231,283     28,051,763     15,040,703      4,815,858           7,800
    LAZARD INTERNATIONAL STOCK
      PORTFOLIO (12/96)
    Unit Value at beginning of
      period.......................  $     1.460    $     1.216    $     1.095     $    1.027         $ 1.000
    Unit Value at end of period....        1.275          1.460          1.216          1.095           1.027
    Number of units outstanding at
      end of period................   30,394,514     25,226,349     17,270,810      5,694,288           5,702
    MFS EMERGING GROWTH PORTFOLIO
      (12/96)
    Unit Value at beginning of
      period.......................  $     2.766    $     1.587    $     1.198     $    1.004         $ 1.000
    Unit Value at end of period....        2.179          2.766          1.587          1.198           1.004
    Number of units outstanding at
      end of period................   29,190,353     22,881,721     15,538,984      4,218,974          31,886
    MFS MID CAP GROWTH PORTFOLIO
      (4/98)
    Unit Value at beginning of
      period.......................  $     1.595    $     0.985    $     1.000             --              --
    Unit Value at end of period....        1.721          1.595          0.985             --              --
    Number of units outstanding at
      end of period................   14,558,647      4,760,902        965,761             --              --
    MFS RESEARCH PORTFOLIO (5/98)
    Unit Value at beginning of
      period.......................  $     1.285    $     1.054    $     1.000             --              --
    Unit Value at end of period....        1.197          1.285          1.054             --              --
    Number of units outstanding at
      end of period................    1,772,277        669,474        211,400             --              --
    STRATEGIC STOCK PORTFOLIO
      (5/98)+
    Unit Value at beginning of
      period.......................  $     0.981    $     0.948    $     1.000             --              --
    Unit Value at end of period....        1.067          0.981          0.948             --              --
    Number of units outstanding at
      end of period................      344,269        434,122        147,123             --              --

                 APPENDIX B -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                     PERIOD ENDED   PERIOD ENDED   PERIOD ENDED   PERIOD ENDED      PERIOD FROM
                                     ------------   ------------   ------------   ------------   DECEMBER 16, 1996
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,          TO
          FUNDING OPTION                 2000           1999           1998           1997       DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------
THE TRAVELERS SERIES TRUST (CONT.)
    TRAVELERS QUALITY BOND
      PORTFOLIO (12/96)
    Unit Value at beginning of
      period.......................  $     1.128    $     1.131    $     1.057     $    1.001         $ 1.000
    Unit Value at end of period....        1.190          1.128          1.131          1.057           1.001
    Number of units outstanding at
      end of period................   26,960,877     26,069,226     15,435,236      3,137,736          95,203
VARIABLE INSURANCE PRODUCES FUND II
    CONTRAFUND(R) PORTFOLIO SERVICE
      CLASS 2 (5/00)
    Unit Value at beginning of
      year.........................  $     1.000             --             --             --              --
    Unit Value at end of year......        0.923             --             --             --              --
    Number of units outstanding at
      end of year..................    3,718,600             --             --             --              --
WARBURG PINCUS TRUST
    EMERGING MARKETS PORTFOLIO
      (5/98)
    Unit Value at beginning of
      period.......................  $     1.313    $     0.734    $     1.000            N/A             N/A
    Unit Value at end of period....        0.886          1.313          0.734            N/A             N/A
    Number of units outstanding at
      end of period................    4,854,364      2,521,807        780,839            N/A             N/A

The Company began tracking the Accumulation Unit Values in 1996, however the Separate Account had no assets until 1997. The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account. Funding Options not listed had no amounts yet allocated to them. "Number of units outstanding at end of period" may include units for contract owners in the payout phase. The financial statements for Fund ABD II and the financial statements of The Travelers Life and Annuity Company are contained in the SAI.
---------------
 + No longer available to new contract owners.

                                   APPENDIX C
--------------------------------------------------------------------------------

                               THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the separate accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of 3% per year in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

TRANSFERS

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract effective date. We limit transfers to an amount of up to 15% of the Fixed Account contract value on the semiannual contract effective date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX D
--------------------------------------------------------------------------------

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

        The Insurance Company
        Principal Underwriter
        Distribution and Principal Underwriting Agreement
        Valuation of Assets
        Performance Information
        Federal Tax Considerations
        Independent Accountants
        Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 1, 2001 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183. The Travelers Insurance Company Statement of Additional Information is printed on Form L-20686S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-20687S.

Name:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      THIS PAGE INTENTIONALLY LEFT BLANK.

L-20686                                                              May 1, 2001

            TRAVELERS PORTFOLIO ARCHITECT SELECT ANNUITY PROSPECTUS:
                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

This prospectus describes TRAVELERS PORTFOLIO ARCHITECT SELECT ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company, depending on the state in which you purchased your Contract. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("nonqualified Contracts"). We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to Contracts and certificates as "Contracts."

You can choose to have your premium ("purchase payments") accumulate on a variable and/or fixed basis in one of our funding options. Your contract value before the maturity date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the variable funding options you select. You bear the investment risk of investing in the variable funding options. The variable funding options are:

Capital Appreciation Fund
Money Market Portfolio
AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Value Fund
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
  Premier Growth Portfolio-Class B
CREDIT SUISSE WARBURG PINCUS TRUST
  Emerging Markets Portfolio
DELAWARE GROUP PREMIUM FUND
  REIT Series
DREYFUS VARIABLE INVESTMENT FUND
  Appreciation Portfolio-Initial Shares
  Small Cap Portfolio-Initial Shares
GREENWICH STREET SERIES FUND
  Appreciation Portfolio
  Equity Index Portfolio-Class II Shares
  Fundamental Value Portfolio(1)
JANUS ASPEN SERIES
  Balanced Portfolio -- Service Shares
  Global Life Sciences Portfolio -- Service Shares
  Global Technology Portfolio -- Service Shares
  Worldwide Growth Portfolio -- Service Shares
PIMCO VARIABLE INSURANCE TRUST
  Total Return Bond Portfolio
PUTNAM VARIABLE TRUST
  Putnam VT International Growth Fund -- Class IB
    Shares
  Putnam VT Voyager II Fund -- Class IB Shares
SALOMON BROTHERS VARIABLE SERIES FUND INC.
  Capital Fund
  Investors Fund
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio
  Alliance Growth Portfolio
  MFS Total Return Portfolio
  Smith Barney Aggressive Growth Portfolio
  Smith Barney Large Capitalization Growth
    Portfolio
THE TRAVELERS SERIES TRUST
  Convertible Bond Portfolio
  Disciplined Mid Cap Stock Portfolio
  Equity Income Portfolio
  Federated High Yield Portfolio
  Federated Stock Portfolio
  Large Cap Portfolio
  Lazard International Stock Portfolio
  MFS Emerging Growth Portfolio
  MFS Mid Cap Growth Portfolio
  Travelers Quality Bond Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio -- Class II Shares
  Emerging Growth Portfolio -- Class II Shares
VARIABLE INSURANCE PRODUCTS FUND II (FIDELITY)
  Contrafund(R) Portfolio -- Service Class 2
VARIABLE INSURANCE PRODUCTS FUND III (FIDELITY)
  Mid Cap Portfolio -- Service Class 2

(1) formerly Total Return Portfolio

The Contract, certain contract features and/or some of the funding options may not be available in all states. THE CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS THAT SUPPORT THE VARIABLE FUNDING OPTIONS MUST ACCOMPANY THIS PROSPECTUS. READ AND RETAIN THEM FOR FUTURE REFERENCE.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2001. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183, call 1-800-842-8573 or access the SEC's website (http://www.sec.gov). See Appendix D for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                          PROSPECTUS DATED MAY 1, 2001

                               TABLE OF CONTENTS

Index of Special Terms................      2
Summary...............................      3
Fee Table.............................      6
Condensed Financial Information.......     11
The Annuity Contract..................     11
     Contract Owner Inquiries.........     11
     Purchase Payments................     12
     Accumulation Units...............     12
     The Variable Funding Options.....     12
Fixed Account.........................     16
Charges and Deductions................     16
     General..........................     16
     Withdrawal Charge................     17
     Free Withdrawal Allowance........     17
     Administrative Charges...........     18
     Mortality and Expense Risk
       Charge.........................     18
     E.S.P. Charge....................     18
     Variable Funding Option
       Expenses.......................     18
     Premium Tax......................     18
     Changes in Taxes Based Upon
       Premium or Value...............     18
Transfers.............................     19
     Dollar Cost Averaging............     19
Access to Your Money..................     20
     Systematic Withdrawals...........     20
     Loans............................     20
Ownership Provisions..................     21
     Types of Ownership...............     21
     Contract Owner...................     21
     Beneficiary......................     21
     Annuitant........................     21
Death Benefit.........................     21
     Death Proceeds Before the
       Maturity Date..................     22
     Payment of Proceeds..............     23
     Death Proceeds After the Maturity
       Date...........................     25
The Annuity Period....................     25
     Maturity Date....................     25
     Allocation of Annuity............     25
     Variable Annuity.................     25
     Fixed Annuity....................     26
Payment Options.......................     26
     Election of Options..............     26
     Annuity Options..................     27
     Income Options...................     27
Miscellaneous Contract Provisions.....     28
     Right to Return..................     28
     Termination......................     28
     Required Reports.................     28
     Suspension of Payments...........     28
The Separate Accounts.................     28
     Performance Information..........     29
Federal Tax Considerations............     30
     General Taxation of Annuities....     30
     Types of Contracts: Qualified or
       Nonqualified...................     30
     Nonqualified Annuity Contracts...     30
     Qualified Annuity Contracts......     31
     Penalty Tax for Premature
       Distributions..................     32
     Diversification Requirements for
       Variable Annuities.............     32
     Ownership of the Investments.....     32
     Mandatory Distributions for
       Qualified Plans................     32
     Taxation of Death Benefit
       Proceeds.......................     32
Other Information.....................     32
     The Insurance Companies..........     32
     Financial Statements.............     33
     Distribution of Variable Annuity
       Contracts......................     33
     Conformity with State and Federal
       Laws...........................     33
     Voting Rights....................     33
     Legal Proceedings and Opinions...     33
     The Travelers Insurance
       Company........................     34
     The Travelers Life and Annuity
       Company........................     34
Appendix A: Condensed Financial
  Information for The Travelers
  Insurance Company: Separate Account
  ABD.................................    A-1
Appendix B: Condensed Financial
  Information for The Travelers Life
  and Annuity Company: Separate
  Account ABD II......................    B-1
Appendix C: The Fixed Account.........    C-1
Appendix D: Contents of the Statement
  of Additional Information...........    D-1

                             INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit.....................     12
Accumulation Period...................     12
Annuitant.............................     21
Annuity Payments......................     25
Annuity Unit..........................     12
Cash Surrender Value..................     20
Contingent Annuitant..................     21
Contract Date.........................     11
Contract Owner (You,).................     21
Contract Value........................     11
Contract Year.........................     11
Fixed Account.........................    C-1
Death Report Date.....................     21
Joint Owner...........................     21
Funding Option(s).....................     12
Maturity Date.........................     25
Net Investment Rate...................     26
Purchase Payment......................     11
Underlying Fund.......................     12
Written Request.......................     11

                                    SUMMARY:
                  TRAVELERS PORTFOLIO ARCHITECT SELECT ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, ("the Company," "We" or "Us") depending on where you reside. Each company sponsors its own segregated asset account ("Separate Account"). The Travelers Insurance Company sponsors the Travelers Fund ABD for Variable Annuities ("Fund ABD"); The Travelers Life and Annuity Company sponsors the Travelers Fund ABD II for Variable Annuities ("Fund ABD II"). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

Your issuing Company is The Travelers Life and Annuity Company unless you reside in one of the following locations. The Travelers Insurance Company issues Contracts in the locations listed below:

Bahamas                            North Carolina
British Virgin Islands             Oregon(1)
Guam                               Puerto Rico
Kansas                             Tennessee
Maine                              U.S. Virgin Islands
New Hampshire                      Washington(1)
New Jersey                         Wyoming
New York

---------------

(1) The Travelers Insurance Company issues only single premium contracts with variable and fixed accounts for these states. The Travelers Life and Annuity Company issues only flexible premium contracts with variable accounts in these states. Please refer to your Contract or ask your agent for more information.

You may also refer to the cover page of your Contract for the name of your issuing company. You may only purchase a Contract in states where the Contract has been approved for sale. The contract may not currently be available for sale in all states.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase. During the accumulation phase generally, under a qualified contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the variable funding options and/or the Fixed Account. If you elect variable income payments, the dollar amount or your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

WHO SHOULD PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers for Individual Retirement Annuities (IRAs) and (3) rollovers for other qualified retirement plans. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment allocated to a variable funding option during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment. During the remainder of the right to return period, we will refund your contract value (including charges we assessed). We will determine your contract value at the close of business on the day we receive a written request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? Through its subaccounts, the Separate Account uses your purchase payments to purchase units, at your direction, of one or more of the variable funding options. In turn, each variable funding option invests in an underlying mutual fund ("underlying fund") that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these variable funding options.

You can transfer between the variable funding options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. You may transfer between the Fixed Account and the variable funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from the amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15%, and deduct the M&E at an annual rate of 1.25%. For contracts with a value of less than $40,000 the Company deducts an annual contract administrative charge of $30. Each underlying Fund also charges for management and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the purchase payments. The maximum percentage is 6%, decreasing to 0% in years eight and later.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the variable funding options. This provision is not available when either the annuitant or owner is age 76 or older on the Rider Effective Date.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the owner, joint owner, or annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. The death benefit value is calculated at the close of the business day on which the Company's Home Office receives due proof of death and written payment instructions. You may also choose to purchase the Enhanced Stepped-Up Death Benefit option which, for a fee, may increase the amount of the death benefit. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about accumulation unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in variable funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     - SYSTEMATIC WITHDRAWAL OPTION. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

     - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match your original (or your latest) funding option allocation request.

     - ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.

                                   FEE TABLE
--------------------------------------------------------------------------------
The purpose of this Fee Table is to assist contract owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See "Charges and Deductions" in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. "Other Expenses" include operating costs of each underlying fund. Each fund reflects these expenses in its net asset value; the expenses are not deducted from your contract value.

TRANSACTION EXPENSES

WITHDRAWAL CHARGE (as a percentage of the purchase payments withdrawn)

YEARS SINCE PURCHASE
    PAYMENT MADE                       WITHDRAWAL CHARGE
        0-1                                   6%
         2                                    6%
         3                                    5%
         4                                    5%
         5                                    4%
         6                                    3%
         7                                    2%
     8 and over                               0%

ANNUAL SEPARATE ACCOUNT CHARGES:
(as a percentage of the average daily net assets of the Separate Account)

WITH E.S.P. SELECTED:
Mortality and Expense Risk Charge.....   1.25%
Administrative Expense Charge.........   0.15%
E.S.P. Charge.........................   0.20%
                                         -----
    Total Separate Account Charges....   1.60%
WITHOUT E.S.P. SELECTED:
Mortality and Expense Risk Charge.....   1.25%
Administrative Expense Charge.........   0.15%
                                         -----
    Total Separate Account Charges....   1.40%

OTHER ANNUAL CHARGES


ANNUAL CONTRACT ADMINISTRATIVE CHARGE.......................      $30
(Waived if contract value is $40,000 or more)

VARIABLE FUNDING OPTION EXPENSES:
(as a percentage of average daily net assets of the funding option as of December 31, 2000, unless otherwise noted)

                                                                                                 TOTAL ANNUAL
                                                  MANAGEMENT                      OTHER            OPERATING
                                                     FEE                         EXPENSES          EXPENSES
                                                (AFTER EXPENSE                (AFTER EXPENSE    (AFTER EXPENSE
               FUNDING OPTIONS:                 REIMBURSEMENT)   12B-1 FEES   REIMBURSEMENT)   REIMBURSEMENT)(#)
----------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund.....................      0.81%                         0.02%              0.83%
Money Market Portfolio........................      0.38%                         0.02%              0.40%
AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.I. Value Fund.......................      0.61%                         0.23%              0.84%
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
    Premier Growth Portfolio -- Class B*......      1.00%          0.25%          0.05%              1.30%
CREDIT SUISSE WARBURG PINCUS TRUST
    Emerging Markets Portfolio................      1.09%                         0.31%              1.40%(1)
DELAWARE GROUP PREMIUM FUND
    REIT Series...............................      0.57%                         0.28%              0.85%(2)
DREYFUS VARIABLE INVESTMENT FUND
    Appreciation Portfolio -- Initial
      Shares..................................      0.75%                         0.03%              0.78%(3)
    Small Cap Portfolio -- Initial Shares.....      0.75%                         0.03%              0.78%(3)

                                                                                                 TOTAL ANNUAL
                                                  MANAGEMENT                      OTHER            OPERATING
                                                     FEE                         EXPENSES          EXPENSES
                                                (AFTER EXPENSE                (AFTER EXPENSE    (AFTER EXPENSE
               FUNDING OPTIONS:                 REIMBURSEMENT)   12B-1 FEES   REIMBURSEMENT)   REIMBURSEMENT)(#)
----------------------------------------------------------------------------------------------------------------
GREENWICH STREET SERIES FUND
    Appreciation Portfolio....................      0.75%                         0.03%              0.78%(4)
    Diversified Strategic Income Portfolio+...      0.65%                         0.13%              0.78%(4)
    Equity Index Portfolio -- Class II
      Shares*.................................      0.21%          0.25%          0.04%              0.50%(5)
    Fundamental Value Portfolio...............      0.75%                         0.04%              0.79%(4)
JANUS ASPEN SERIES
    Balanced Portfolio -- Service Shares*.....      0.65%          0.25%          0.02%              0.92%
    Global Life Sciences Portfolio -- Service
      Shares*.................................      0.65%          0.25%          0.30%              1.20%
    Global Technology Portfolio -- Service
      Shares*.................................      0.65%          0.25%          0.04%              0.94%
    Worldwide Growth Portfolio -- Service
      Shares*.................................      0.65%          0.25%          0.05%              0.95%
PIMCO VARIABLE INSURANCE TRUST
    Total Return Bond Portfolio...............      0.25%                         0.40%              0.65%(6)
PUTNAM VARIABLE TRUST
    Putnam VT International Growth Fund --
      Class IB Shares*........................      0.76%          0.25%          0.18%              1.19%
    Putnam VT Voyager II Fund -- Class IB
      Shares*.................................      0.70%          0.25%          0.30%              1.25%(7)
SALOMON BROTHERS VARIABLE SERIES FUND INC.
    Capital Fund..............................      0.58%                         0.42%              1.00%(8)
    Investors Fund............................      0.70%                         0.21%              0.91%
THE TRAVELERS SERIES TRUST
    Convertible Bond Portfolio................      0.66%                         0.14%              0.80%(9)
    Disciplined Mid Cap Stock Portfolio.......      0.76%                         0.12%              0.88%
    Disciplined Small Cap Stock Portfolio+....      0.86%                         0.14%              1.00%(9)
    Equity Income Portfolio...................      0.75%                         0.07%              0.82%(10)
    Federated High Yield Portfolio............      0.71%                         0.17%              0.88%
    Federated Stock Portfolio.................      0.69%                         0.14%              0.82%
    Large Cap Portfolio.......................      0.75%                         0.07%              0.82%(10)
    Lazard International Stock Portfolio......      0.89%                         0.14%              1.02%
    MFS Emerging Growth Portfolio.............      0.81%                         0.05%              0.86%
    MFS Mid Cap Growth Portfolio..............      0.86%                         0.04%              0.90%
    Travelers Quality Bond Portfolio..........      0.38%                         0.11%              0.49%
TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation Portfolio........      0.80%                         0.03%              0.83%(11)
    Alliance Growth Portfolio.................      0.80%                         0.01%              0.81%(11)
    MFS Total Return Portfolio................      0.80%                         0.04%              0.84%(11)
    Smith Barney Aggressive Growth
      Portfolio...............................      0.80%                         0.19%              0.99%(11)
    Smith Barney Large Capitalization Growth
      Portfolio...............................      0.75%                         0.02%              0.77%(11)
VAN KAMPEN LIFE INVESTMENT TRUST
    Comstock Portfolio Class II Shares*.......      0.00%          0.25%          0.95%              1.20%(12)
    Emerging Growth Portfolio Class II
      Shares*.................................      0.70%          0.25%          0.05%              1.00%
VARIABLE INSURANCE PRODUCTS FUND II
    Contrafund(R) Portfolio -- Service Class
      2*......................................      0.57%          0.25%          0.10%              0.92%(13)
VARIABLE INSURANCE PRODUCTS FUND III
    Mid Cap Portfolio -- Service Class 2*.....      0.57%          0.25%          0.17%              0.99%(13)

 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service providers).

 + No longer available to new contract owners.

 # Some numbers have been rounded.

NOTES:

 (1) Fee waivers, expense reimbursements, or expense credits reduced expenses for the EMERGING MARKETS PORTFOLIO during 2000, but this may be discontinued at any time. Without such arrangements, the Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 0.42% and 1.67%, respectively. The Other Expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 2000, net of any fee waivers or expense reimbursements.

 (2) The Adviser for the REIT SERIES is Delaware Management Company ("DMC"). Effective through April 30, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Without such an arrangement, Total Annual Operating Expenses would have been 1.03%.

 (3) Total Annual Operating Expenses for the SMALL CAP PORTFOLIO -- INITIAL SHARES and the APPRECIATION PORTFOLIO -- INITIAL SHARES do not include interest expense, loan commitment fees, and dividends on securities sold short. These figures are for the year ended December 31, 2000. Actual expenses in future years may be higher or lower than the fees given.

 (4) The Management Fee includes 0.20% for fund administration.

 (5) The Management Fee includes 0.06% for fund administration.

 (6) "Other Expenses" reflects a 0.25% administrative fee and 0.01% representing organizational expenses and pro rata Trustees' fees for the TOTAL RETURN BOND PORTFOLIO. PIMCO has contractually agreed to reduce Total Annual Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets for the TOTAL RETURN BOND PORTFOLIO. Without such reductions, Total Annual Operating Expenses for the fiscal year ended December 31, 2000 would have been 0.66%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

 (7) The Total Annual Operating Expenses for the VT VOYAGER FUND II -- CLASS IB SHARES are based on estimated expenses. This fund commenced operations on September 1, 2000.

 (8) The Adviser has waived all or a portion of its Management Fees for the year ended December 31, 2000. If such fees were not waived or expenses reimbursed, the Management Fee, Other Expenses, and Total Annual Operating Expenses would have been 0.85%, 0.42%, and 1.27%, respectively for the CAPITAL FUND.

 (9) Travelers Insurance Company has agreed to reimburse the CONVERTIBLE BOND and the DISCIPLINED SMALL CAP STOCK PORTFOLIO for expenses for the period ended December 31, 2000 which exceeded 0.80% and 1.00%, respectively. Without such voluntary arrangements, the actual annualized Total Annual Operating Expenses would have been 0.90% and 1.14%, respectively.

(10) TAMIC or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. Without such expense reductions, Total Annual Operating Expenses for the EQUITY INCOME PORTFOLIO and the LARGE CAP PORTFOLIO would have been 0.87% and 0.84%, respectively.

(11) Expenses are as of October 31, 2000 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2000.

(12) If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the COMSTOCK PORTFOLIO CLASS II SHARES would have been 2.38%.

(13) Actual annual operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. Without such reduction, Total Annual Operating Expenses for the, CONTRAFUND(R) PORTFOLIO -- SERVICE CLASS 2, and MID CAP PORTFOLIO -- SERVICE CLASS 2 would have been 0.90% and 0.94%, respectively.

EXAMPLES

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2000, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The examples also assume that the $30 annual administrative charge is equivalent to 0.016% of the Separate Account contract value.

EXAMPLE:  DEATH BENEFIT WITH E.S.P.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets of 5%, and the charges reflected in the expense table above using the expenses for the Death Benefit with the E.S.P. option selected:

---------------------------------------------------------------------------------------------------------------------------------
                                                      IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                                            END OF PERIOD SHOWN:             ANNUITIZED AT END OF PERIOD SHOWN:
                                                    -------------------------------------   -------------------------------------
                  FUNDING OPTION                    1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund.........................    85       126       170        278       25        76       130        278
Money Market Portfolio............................    80       113       149        234       20        63       109        234
AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.I. Value Fund...........................    85       127       171        279       25        77       131        279
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
    Premier Growth Portfolio -- Class B...........    89       140       194        324       29        90       154        324
CREDIT SUISSE WARBURG PINCUS TRUST
    Emerging Markets Portfolio....................    90       143       198        333       30        93       158        333
DELAWARE GROUP PREMIUM FUND
    REIT Series...................................    85       127       171        280       25        77       131        280
DREYFUS VARIABLE INVESTMENT FUND
    Appreciation Portfolio -- Initial Shares......    84       125       168        273       24        75       128        273
    Small Cap Portfolio -- Initial Shares.........    84       125       168        273       24        75       128        273
GREENWICH STREET SERIES FUND
    Appreciation Portfolio........................    84       125       168        273       24        75       128        273
    Diversified Strategic Income Portfolio+.......    84       125       168        273       24        75       128        273
    Equity Index Portfolio -- Class II Shares.....    81       116       154        245       21        66       114        245
    Fundamental Value Portfolio...................    84       125       168        274       24        75       128        274
JANUS ASPEN SERIES
    Balanced Portfolio -- Service Shares..........    86       129       175        287       26        79       135        287
    Global Life Sciences Portfolio -- Service
      Shares......................................    88       137       189        314       28        87       149        314
    Global Technology Portfolio -- Service
      Shares......................................    86       130       176        289       26        80       136        289
    Worldwide Growth Portfolio -- Service
      Shares......................................    86       130       176        290       26        80       136        290
PIMCO VARIABLE INSURANCE TRUST
    Total Return Bond Portfolio...................    83       121       161        260       23        71       121        260
PUTNAM VARIABLE TRUST
    Putnam VT International Growth Fund -- Class
      IB Shares...................................    88       137       188        313       28        87       148        313
    Putnam VT Voyager II Fund -- Class IB
      Shares......................................    89       139       191        319       29        89       151        319
SALOMON BROTHERS VARIABLE SERIES FUND INC.
    Capital Fund..................................    86       131       179        295       26        81       139        295
    Investors Fund................................    86       129       174        286       26        79       134        286
THE TRAVELERS SERIES TRUST
    Convertible Bond Portfolio....................    84       125       169        275       24        75       129        275
    Disciplined Mid Cap Stock Portfolio...........    85       128       173        283       25        78       133        283
    Disciplined Small Cap Stock Portfolio+........    86       131       179        295       26        81       139        295
    Equity Income Portfolio.......................    85       126       170        277       25        76       130        277
    Federated High Yield Portfolio................    85       128       173        283       25        78       133        283
    Federated Stock Portfolio.....................    85       126       170        277       25        76       130        277
    Large Cap Portfolio...........................    85       126       170        277       25        76       130        277
    Lazard International Stock Portfolio..........    87       132       180        297       27        82       140        297
    MFS Emerging Growth Portfolio.................    85       127       172        281       25        77       132        281
    MFS Mid Cap Growth Portfolio..................    85       128       174        285       25        78       134        285
    Travelers Quality Bond Portfolio..............    81       116       153        244       21        66       113        244
TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation Portfolio............    85       126       170        278       25        76       130        278
    Alliance Growth Portfolio.....................    85       126       169        276       25        76       129        276
    MFS Total Return Portfolio....................    85       127       171        279       25        77       131        279
    Smith Barney Aggressive Growth Portfolio......    86       131       178        294       26        81       138        294
    Smith Barney Large Capitalization Growth
      Portfolio...................................    84       124       167        272       24        74       127        272
VAN KAMPEN LIFE INVESTMENT TRUST
    Comstock Portfolio Class II Shares............    88       137       189        314       28        87       149        314
    Emerging Growth Portfolio Class II Shares.....    86       131       179        295       26        81       139        295
VARIABLE INSURANCE PRODUCTS FUND II
    Contrafund(R) Portfolio -- Service Class 2....    86       129       175        287       26        79       135        287
VARIABLE INSURANCE PRODUCTS FUND III
    Mid Cap Portfolio -- Service Class 2..........    86       131       178        294       26        81       138        294

+ No longer available to new contract owners.

EXAMPLE: DEATH BENEFIT WITHOUT E.S.P.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets of 5%, and the charges reflected in the expense table above using the expenses for the Death Benefit without the E.S.P. option selected:

------------------------------------------------------------------------------------------------------------------
                                       IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                             END OF PERIOD SHOWN:             ANNUITIZED AT END OF PERIOD SHOWN:
                                     -------------------------------------   -------------------------------------
          FUNDING OPTION             1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund..........    83       120       160        258       23        70       120        258
Money Market Portfolio.............    78       107       138        213       18        57        98        213
AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.I. Value Fund............    83       121       161        259       23        71       121        259
ALLIANCE VARIABLE PRODUCT SERIES
  FUND, INC.
    Premier Growth Portfolio --
      Class B......................    87       134       184        305       27        84       144        305
CREDIT SUISSE WARBURG PINCUS TRUST
    Emerging Markets Portfolio.....    88       137       189        314       28        87       149        314
DELAWARE GROUP PREMIUM FUND
    REIT Series....................    83       121       161        260       23        71       121        260
DREYFUS VARIABLE INVESTMENT FUND
    Appreciation
      Portfolio -- Initial
      Shares.......................    82       119       158        253       22        69       118        253
    Small Cap Portfolio -- Initial
      Shares.......................    82       119       158        253       22        69       118        253
GREENWICH STREET SERIES FUND
    Appreciation Portfolio.........    82       119       158        253       22        69       118        253
    Diversified Strategic Income
      Portfolio+...................    82       119       158        253       22        69       118        253
    Equity Index Portfolio -- Class
      II Shares....................    79       110       143        224       19        60       103        224
    Fundamental Value Portfolio....    82       119       158        254       22        69       118        254
JANUS ASPEN SERIES
    Balanced Portfolio -- Service
      Shares.......................    84       123       165        267       24        73       125        267
    Global Life Sciences
      Portfolio -- Service
      Shares.......................    86       131       179        295       26        81       139        295
    Global Technology Portfolio --
      Service Shares...............    84       124       166        269       24        74       126        269
    Worldwide Growth Portfolio --
      Service Shares...............    84       124       166        270       24        74       126        270
PIMCO VARIABLE INSURANCE TRUST
    Total Return Bond Portfolio....    81       115       151        240       21        65       111        240
PUTNAM VARIABLE TRUST
    Putnam VT International Growth
      Fund -- Class IB Shares......    86       131       178        294       26        81       138        294
    Putnam VT Voyager II Fund --
      Class IB Shares..............    87       133       181        300       27        83       141        300
SALOMON BROTHERS VARIABLE SERIES
  FUND INC.
    Capital Fund...................    84       125       169        275       24        75       129        275
    Investors Fund.................    84       123       164        266       24        73       124        266
THE TRAVELERS SERIES TRUST
    Convertible Bond Portfolio.....    82       119       159        255       22        69       119        255
    Disciplined Mid Cap Stock
      Portfolio....................    83       122       163        263       23        72       123        263
    Disciplined Small Cap Stock
      Portfolio+...................    84       125       169        275       24        75       129        275
    Equity Income Portfolio........    83       120       160        257       23        70       120        257
    Federated High Yield
      Portfolio....................    83       122       163        263       23        72       123        263
    Federated Stock Portfolio......    83       120       160        257       23        70       120        257
    Large Cap Portfolio............    83       120       160        257       23        70       120        257
    Lazard International Stock
      Portfolio....................    85       126       170        277       25        76       130        277
    MFS Emerging Growth Portfolio..    83       121       162        261       23        71       122        261
    MFS Mid Cap Growth Portfolio...    83       122       164        265       23        72       124        265
    Travelers Quality Bond
      Portfolio....................    79       110       143        223       19        60       103        223
TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation
      Portfolio....................    83       120       160        258       23        70       120        258
    Alliance Growth Portfolio......    83       120       159        256       23        70       119        256

------------------------------------------------------------------------------------------------------------------
                                       IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                             END OF PERIOD SHOWN:             ANNUITIZED AT END OF PERIOD SHOWN:
                                     -------------------------------------   -------------------------------------
          FUNDING OPTION             1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------
    MFS Total Return Portfolio.....    83       121       161        259       23        71       121        259
    Smith Barney Aggressive Growth
      Portfolio....................    84       125       168        274       24        75       128        274
    Smith Barney Large
      Capitalization Growth
      Portfolio....................    82       118       157        252       22        68       117        252
VAN KAMPEN LIFE INVESTMENT TRUST
    Comstock Portfolio Class II
      Shares.......................    86       131       179        295       26        81       139        295
    Emerging Growth Portfolio Class
      II Shares....................    84       125       169        275       24        75       129        275
VARIABLE INSURANCE PRODUCTS FUND II
    Contrafund(R)
      Portfolio -- Service Class
      2............................    84       123       165        267       24        73       125        267
VARIABLE INSURANCE PRODUCTS FUND
  III
    Mid Cap Portfolio -- Service
      Class 2......................    84       125       168        274       24        75       128        274

+ No longer available to new contract owners.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                            See Appendices A and B.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------
Travelers Portfolio Architect Select Annuity is a contract between the contract owner ("you") and the Company. We describe your rights and benefits in this prospectus and in the Contract. There may be differences in your Contract because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make purchase payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one Fixed Account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account contract value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account contract value"). The contract value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract. The date the contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-8573.

PURCHASE PAYMENTS

Your initial purchase payment is due and payable before the Contract becomes effective. The initial purchase payment must be at least $5,000. You may make additional payments of at least $500 at any time. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial purchase payment less any applicable premium tax (net purchase payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent purchase payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

THE VARIABLE FUNDING OPTIONS

You choose the variable funding options to which you allocate your purchase payments. These variable funding options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds that must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your registered representative or call 1-800-842-8573 to request additional copies of the prospectuses.

The Company has entered into agreements with either the investment adviser or distributor of certain of the underlying funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the underlying funds on behalf of the Separate Account. In addition, an affiliated broker-dealer will receive 12b-1 fees deducted from certain underlying fund assets for providing distribution, shareholder support and administrative services to some of the underlying funds.

If any of the underlying funds become unavailable for allocating purchase payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser.

-------------------------------------------------------------------------------------------------------------------
          FUNDING                               INVESTMENT                                 INVESTMENT
           OPTION                                OBJECTIVE                             ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------------------
    Capital Appreciation       Seeks growth of capital through the use of     Travelers Asset Management
    Fund                       common stocks. Income is not an objective.     International Company LLC ("TAMIC")
                               The Fund invests principally in common stocks  Subadviser: Janus Capital Corp.
                               of small to large companies which are
                               expected to experience wide fluctuations in
                               price both in rising and declining markets.
    Money Market Portfolio     Seeks high current income from short-term      TAMIC
                               money market instruments while preserving
                               capital and maintaining a high degree of
                               liquidity.

AIM VARIABLE INSURANCE
FUNDS, INC.
    AIM V.I. Value Fund        Seeks to achieve long-term growth of capital   AIM Advisers, Inc.
                               by investing primarily in equity securities
                               of undervalued companies. Income is a
                               secondary objective.

ALLIANCE VARIABLE PRODUCT
SERIES FUND, INC.
    Premier Growth Portfolio   Seeks long-term growth of capital by           Alliance Capital Management
    Class B                    investing primarily in equity securities of a
                               limited number of large, carefully selected,
                               high quality U.S. companies that are judged
                               likely to achieve superior earning momentum.

CREDIT SUISSE WARBURG PINCUS
TRUST
    Emerging Markets           Seeks long-term growth of capital by           Credit Suisse Asset Management, LLC
    Portfolio                  investing primarily in equity securities of
                               non-U.S. issuers consisting of companies in
                               emerging securities markets.

DELAWARE GROUP PREMIUM FUND
    REIT Series                Seeks maximum long-term total return by        Delaware Management Company, Inc.
                               investing in securities of companies           Subadviser: Lincoln Investment
                               primarily engaged in the real estate           Management, Inc.
                               industry. Capital appreciation is a secondary
                               objective.

DREYFUS VARIABLE INVESTMENT
FUND
    Appreciation               Seeks primarily to provide long-term capital   The Dreyfus Corporation
    Portfolio --               growth consistent with the preservation of     Subadviser: Fayez Sarofim & Co.
    Initial Shares             capital; current income is a secondary
                               investment objective. The portfolio invests
                               primarily in the common stocks of domestic
                               and foreign insurers.
    Small Cap Portfolio --     Seeks to maximize capital appreciation.        The Dreyfus Corporation
    Initial Shares

GREENWICH STREET SERIES FUND
    Appreciation Portfolio     Seeks long term appreciation of capital by     Smith Barney Fund Management LLC
                               investing primarily in equity securities.      ("SBFM")
    Equity Index Portfolio     Seeks to replicate, before deduction of        Travelers Investment Management Co.
    Class II Shares            expenses, the total return performance of the  ("TIMCO")
                               S&P 500 Index.
    Fundamental Value          Seeks long-term capital growth with current    SBFM
    Portfolio                  income as a secondary objective.

JANUS ASPEN SERIES
    Balanced Portfolio --      Seeks long-term capital growth, consistent     Janus Capital
    Service Shares             with preservation of capital and balanced by
                               current income.
    Global Life Sciences       Seeks long-term capital growth by investing    Janus Capital
    Portfolio -- Service       primarily in equity securities of U.S. and
    Shares                     foreign companies, normally investing at
                               least 65% of its total assets in companies
                               with a life science orientation.

-------------------------------------------------------------------------------------------------------------------
          FUNDING                               INVESTMENT                                 INVESTMENT
           OPTION                                OBJECTIVE                             ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------------------
    Global Technology          Seeks long-term capital growth by investing    Janus Capital
    Portfolio -- Service       primarily in equity securities of U.S. and
    Shares                     foreign companies, normally investing at
                               least 65% of its total assets in companies
                               likely to benefit significantly from advances
                               in technology.
    Worldwide Growth           Seeks growth of capital in a manner            Janus Capital
    Portfolio -- Service       consistent with preservation of capital by
    Shares                     investing primarily in common stocks of
                               companies of any size throughout the world.

PIMCO VARIABLE INSURANCE
TRUST
    Total Return Bond          Seeks maximum total return, consistent with    Pacific Investment Management Company
    Portfolio                  preservation of capital and prudent
                               investment management, by investing primarily
                               in investment-grade debt securities.

PUTNAM VARIABLE TRUST
    Putnam VT International    Seeks capital appreciation by investing        Putnam Management ("Putnam")
    Growth Fund -- Class IB    mostly in common stocks of companies outside
    Shares                     the United States.
    Putnam VT Voyager II       Seeks capital appreciation by investing        Putnam
    Fund -- Class IB Shares    mainly in common stocks of U.S. companies
                               with a focus on growth stocks.

SALOMON BROTHERS VARIABLE
SERIES FUND, INC.
    Capital Fund               Seeks capital appreciation, primarily through  Salomon Brothers Asset Management
                               investments in common stocks which are         ("SBAM")
                               believed to have above-average price
                               appreciation potential and which may involve
                               above average risk.
    Investors Fund             Seeks long-term growth of capital, and,        SBAM
                               secondarily, current income, through
                               investments in common stocks of well-known
                               companies.

TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation   Seeks capital appreciation by investing        Travelers Investment Adviser ("TIA")
    Portfolio                  principally in common stock, with emphasis on  Subadviser: AIM Capital Management,
                               medium-sized and smaller emerging growth       Inc.
                               companies.
    Alliance Growth            Seeks long-term growth of capital. Current     TIA
    Portfolio                  income is only an incidental consideration.    Subadviser: Alliance Capital
                               The Portfolio invests predominantly in equity  Management L.P.
                               securities of companies with a favorable
                               outlook for earnings and whose rate of growth
                               is expected to exceed that of the U.S.
                               economy over time.
    MFS Total Return           (a balanced portfolio) Seeks to obtain above-  TIA
    Portfolio                  average income (compared to a portfolio        Subadviser: Massachusetts Financial
                               entirely invested in equity securities)        Services Company ("MFS")
                               consistent with the prudent employment of
                               capital. Generally, at least 40% of the
                               Portfolio's assets are invested in equity
                               securities.
    Smith Barney Aggressive    Seeks capital appreciation by investing        SBFM
    Growth Portfolio           primarily in common stocks of companies that
                               are experiencing, or have the potential to
                               experience, growth of earnings, or that
                               exceed the average earnings growth rate of
                               companies whose securities are included in
                               the S&P 500.
    Smith Barney Large         Seeks long-term growth of capital by           SBFM
    Capitalization Growth      investing in equity securities of companies
    Portfolio                  with large market capitalizations.

THE TRAVELERS SERIES TRUST
    Convertible Bond           Seeks current income and capital appreciation  TAMIC
    Portfolio                  by investing in convertible bond securities
                               and in combinations of nonconvertible
                               fixed-income securities and warrants or call
                               options that together resemble convertible
                               securities.

-------------------------------------------------------------------------------------------------------------------
          FUNDING                               INVESTMENT                                 INVESTMENT
           OPTION                                OBJECTIVE                             ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------------------
    Disciplined Mid Cap        Seeks growth of capital by investing           TAMIC
    Stock Portfolio            primarily in a broadly diversified portfolio   Subadviser: TIMCO
                               of U.S. common stocks.
    Disciplined Small Cap      Seeks long-term capital appreciation by        TAMIC
    Stock Portfolio+           investing primarily (at least 65% of its       Subadviser: TIMCO
                               total assets) in the common stocks of U.S.
                               companies with relatively small market
                               capitalizations at time of investment
    Equity Income Portfolio    Seeks reasonable income by investing at least  TAMIC
                               65% in income-producing equity securities.     Subadviser: Fidelity Management &
                               The balance may be invested in all types of    Research Co ("FMR")
                               domestic and foreign securities, including
                               bonds. The Portfolio seeks to achieve a yield
                               that exceeds that of the securities
                               comprising the S&P 500. The Subadviser also
                               considers the potential for capital
                               appreciation.
    Federated High Yield       Seeks high current income by investing         TAMIC
    Portfolio                  primarily in a professionally managed ,        Subadviser: Federated Investment
                               diversified portfolio of fixed income          Counseling, Inc.
                               securities.
    Federated Stock            Seeks growth of income and capital by          TAMIC
    Portfolio                  investing principally in a professionally      Subadviser: Federated Investment
                               managed and diversified portfolio of common    Counseling, Inc.
                               stock of high-quality companies (i.e.,
                               leaders in their industries and characterized
                               by sound management and the ability to
                               finance expected growth).
    Large Cap Portfolio        Seeks long-term growth of capital by           TAMIC
                               investing primarily in equity securities of    Subadviser: FMR
                               companies with large market capitalizations.
    Lazard International       Seeks capital appreciation by investing        TAMIC
    Stock Portfolio            primarily in the equity securities of          Subadviser: Lazard Asset Management
                               non-United States companies (i.e.,
                               incorporated or organized outside the United
                               States).
    MFS Emerging Growth        Seeks to provide long-term growth of capital.  TAMIC
    Portfolio                  Dividend and interest income from portfolio    Subadviser: MFS
                               securities, if any, is incidental to the MFS
                               Portfolio's investment objective.
    MFS Mid Cap Growth         Seeks to obtain long-term growth of capital    TAMIC
    Portfolio                  by investing, under normal market conditions,  Subadviser: MFS at least 65% of its total assets in equity
                               securities of companies with medium market
                               capitalization which the investment adviser
                               believes have above-average growth potential.
    Travelers Quality Bond     Seeks current income, moderate capital         TAMIC
    Portfolio                  volatility and total return.

VAN KAMPEN LIFE INVESTMENT
TRUST
    Comstock Portfolio --      Seeks capital growth and income through        Van Kampen Asset Management, Inc.
    Class II Shares            investments in equity securities, including    ("VKAM")
                               common stocks and securities convertible into
                               common and preferred stocks.
    Emerging Growth            Seeks capital appreciation by investing        VKAM
    Portfolio -- Class II      primarily in common stocks of companies
    Shares                     considered to be emerging growth companies.

VARIABLE INSURANCE PRODUCTS
FUND II
    Contrafund(R)              Seeks long-term capital appreciation by        FMR
    Portfolio -- Service       investing primarily in common stocks of
    Class 2                    companies whose value the adviser believes is
                               not fully recognized by the public.

VARIABLE INSURANCE PRODUCTS
FUND III
    Mid Cap Portfolio --       Seeks long-term growth of capital and income   FMR
    Service Class 2            by investing primarily in income-producing
                               equity securities, including common stocks
                               and convertible securities.

Before the end of 2001, we anticipate substituting shares of a new portfolio for the following portfolio currently available in your contract. You should know, however, that we cannot proceed with the proposed substitution until we receive certain regulatory approvals, and that details of the substitution, including the new portfolio to be offered, may change. We will notify you of the final details including the approximate date, before the substitution occurs and will notify you after the substitution has happened. Also, we will send you a current prospectus for the new funding option before the substitution occurs.

-------------------------------------------------------------------------------------------------------------------
          FUNDING                               INVESTMENT                                 INVESTMENT
           OPTION                                OBJECTIVE                             ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------------------
GREENWICH STREET SERIES
  TRUST
    Diversified Strategic      Seeks high current income by investing         SBFM
    Income Portfolio +         primarily in the following fixed income        Subadviser: Smith Barney Global
                               securities; U.S. Government and                Capital Management, Inc.
                               mortgage-related securities, foreign
                               government bonds and corporate bonds rated
                               below investment grade.

+ No longer available to new contact owners.

                                 FIXED ACCOUNT
--------------------------------------------------------------------------------

We offer our Fixed Account as a funding option. Please see Appendix C for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts;

     - the death benefit paid on the death of the contract owner, annuitant, or first of the joint owners,

     - the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);

     - administration of the annuity options available under the Contracts; and

     - the distribution of various reports to contract owners.

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts,

     - sales and marketing expenses including commission payments to your sales agent, and

     - other costs of doing business.

Risks we assume include:

     - that annuitants may live longer than estimated when the annuity factors under the Contracts were established;

     - that the amount of the death benefit will be greater than the contract value, and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. (For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur.) We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from purchase payments when they are made to the Contract. However, a withdrawal charge will apply if purchase payments are withdrawn before they have been in the Contract for eight years. We will assess the charge as a percentage of the purchase payment withdrawn as follows:

YEARS SINCE PURCHASE                   WITHDRAWAL
    PAYMENT MADE                         CHARGE
        0-1                                6%
         2                                 6%
         3                                 5%
         4                                 5%
         5                                 4%
         6                                 3%
         7                                 2%
         8+                                0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a) any remaining free withdrawal allowance (as described below), then

     (b) any purchase payment to which a withdrawal charge applies (on a first-in, first-out basis), then

     (c) any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge:

     - due to the death of the contract owner or the annuitant (with no contingent annuitant surviving);

     - if an annuity payout has begun; or

     - if an income option of at least five year's duration is begun after the first contract year.

FREE WITHDRAWAL ALLOWANCE

Beginning in the second contract year, you may withdraw up to 10% of the contract value. We calculate the available withdrawal amount as of the end of the previous contract year. The free withdrawal provision applies only to partial withdrawals.

ADMINISTRATIVE CHARGES

There are two administrative charges: the annual $30 contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the contract, and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge:

     (1) from the distribution of death proceeds;

     (2) after an annuity payout has begun, or

     (3) if the contract value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "sub-account administrative charge") on each business day from amounts allocated to the variable funding options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options, and is reflected in our accumulation and annuity unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts held in the variable funding options. We reflect the deduction in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge equals 1.25% annually. This charge compensates the Company for various risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

E.S.P. CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the variable funding options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the underlying funds in the fee table. Please review the prospectus for each underlying fund for a more complete description of that fund and its expenses.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your contract value either upon death, surrender, annuitization, or at the time you make purchase payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                   TRANSFERS
--------------------------------------------------------------------------------

Up to 30 days before the maturity date, you may transfer all or part of the contract value between variable funding options. We will make transfers at the value(s) next determined after we receive your request at our Home Office. There are no restrictions on the amount or frequency of transfers currently; however, we reserve the right to limit the number of transfers to one in any six-month period. We also reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: 1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or 2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.

Since different underlying funds have different expenses, a transfer of contract values from one variable funding option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.

After the maturity date, you may make transfers between funding options only with our consent.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more accumulation units in a funding option if the value per unit is low and will purchase fewer accumulation units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through written request or other method acceptable to us. You must have a minimum total contract value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, we may credit increased interest rates to contract owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Program, the interest rate can accrue up to 6 months on amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest on a level basis to the selected funding options in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on funds in the Special DCA Program and we must transfer all purchase payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by Travelers. If complete Program enrollment instructions are not received by the Company within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your contract value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent purchase payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you otherwise direct.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a written request specifying the fixed or variable funding option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the cash surrender value as of the close of business after we receive your surrender request at our Home Office. The cash surrender value may be more or less than the purchase payments you made. You may not make withdrawals during the annuity period.

We may defer payment of any cash surrender value for a period of up to seven days after the written request is received, but it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

SYSTEMATIC WITHDRAWALS

Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form we provide. We will surrender accumulation units pro rata from all investment options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

LOANS

Loans may be available under your Contract. If available, all loan provisions are described in your Contract or loan agreement.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified contracts. You have sole power during the annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

Joint Owner. For nonqualified contracts only, you may name joint owners (e.g., spouses) in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the variable funding options or the Fixed Account, as most recently elected by the contract owner, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

ANNUITANT

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

You may not change, delete or add a contingent annuitant after the Contract becomes effective.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

Before the maturity date, when there is no surviving annuitant, a death benefit is payable when either the annuitant or a contract owner dies. We calculate the death benefit at the close of the business day on which the Company's Home Office receives due proof of death and written payment instructions ("death report date").

We must be notified no later than six months from the date of death in order to make payment of proceeds as described above. If we receive notification more than six months after the date of death, the death benefit payable will be the contract value on the death report date, less any applicable premium tax and outstanding loans.

DEATH PROCEEDS BEFORE THE MATURITY DATE

    IF THE ANNUITANT OR AN OWNER IS YOUNGER THAN AGE 80 ON THE CONTRACT DATE

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax, outstanding loans or withdrawals (and charges) not previously deducted:

        (1) the contract value;

        (2) the total purchase payments made under the Contract; or

        (3) the step-up value (if any, as described below).

STEP-UP VALUE. The step-up value will initially equal the first purchase payment. When you make an additional purchase payment, we will increase the step-up value by the amount of that purchase payment. When you make a withdrawal, the step-up value will be reduced by a partial surrender reduction as described below. On each Contract anniversary before the annuitant's 80th birthday and before the annuitant's death, if the contract value is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes we will make to the step-up value on or after the annuitant's 80th birthday will be those related to additional purchase payments or withdrawals.

PARTIAL SURRENDER REDUCTION. If you make a withdrawal, we will reduce the step-up value by a partial surrender reduction which equals (1) the step-up value, multiplied by (2) the amount of the withdrawal, divided by (3) the contract value before the withdrawal.

For example, assume your current contract value is $55,000. If your original step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

        50,000 X (10,000/55,000) = 9,090

Your new step-up value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your original step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

        50,000 X (10,000/30,000) = 16,666

Your new step-up value would be 50,000-16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P."). (THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.) The Rider Effective Date is the date the Rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the death report date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified purchase payments excluding purchase payments that are both received after the first rider effective date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as of the death report date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified purchase payments excluding purchase payments that are both received after the first rider effective date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as of the death report date.

THE INITIAL MODIFIED PURCHASE PAYMENT IS EQUAL TO THE CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE. Whenever a purchase payment is made after the rider effective date, the modified purchase payment(s) are increased by the amount of the purchase payment. Whenever a partial surrender is taken after the rider effective date, the modified purchase payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO 1) THE MODIFIED PURCHASE PAYMENT(S) IN EFFECT immediately prior to the reduction for the partial surrender, multiplied by 2) the amount of the partial surrender divided by 3) the contract value immediately prior to the partial surrender.

     IF THE ANNUITANT OR AN OWNER IS AGE 80 OR OLDER ON THE CONTRACT DATE.

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1) or (2) below, each reduced by any applicable premium tax, outstanding loans, or withdrawals not previously deducted:

        (1) the contract value; or

        (2) the total purchase payments made under the Contract.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NONQUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
BEFORE THE MATURITY DATE, UPON   THE COMPANY WILL PAY THE   UNLESS...                        MANDATORY PAYOUT
       THE DEATH OF THE                PROCEEDS TO:                                             RULES APPLY*
---------------------------------------------------------------------------------------------------------------
 OWNER (WHO IS NOT THE           The beneficiary(ies), or   Unless the beneficiary is the    Yes
 ANNUITANT) (WITH NO JOINT       if none, to the contract   contract owner's spouse and
 OWNER)                          owner's estate.            the spouse elects to continue
                                                            the contract as the new owner
                                                            rather than receive the
                                                            distribution.
---------------------------------------------------------------------------------------------------------------
 OWNER (WHO IS THE ANNUITANT)    The beneficiary(ies), or   Unless the beneficiary is the    Yes
 (WITH NO JOINT OWNER)           if none, to the contract   contract owner's spouse and
                                 owner's estate.            the spouse elects to continue
                                                            the contract as the new owner
                                                            rather than receive the
                                                            distribution.
---------------------------------------------------------------------------------------------------------------
 JOINT OWNER (WHO IS NOT THE     The surviving joint        Unless the surviving joint       Yes
 ANNUITANT)                      owner.                     owner is the spouse and elects
                                                            to assume and continue the
                                                            contract.
---------------------------------------------------------------------------------------------------------------
 JOINT OWNER (WHO IS THE         The beneficiary(ies), or   Unless the beneficiary/          Yes
 ANNUITANT)                      if none, to the            surviving joint owner is the
                                 surviving joint owner.     contract owner's spouse and
                                                            the spouse elects to continue
                                                            the contract.
                                                            Or, unless there is a
                                                            contingent annuitant the
                                                            contingent annuitant becomes
                                                            the annuitant and the proceeds
                                                            will be paid to the surviving
                                                            joint owner. If the surviving
                                                            joint owner is the spouse, the
                                                            spouse may elect to assume and
                                                            continue the contract.
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
BEFORE THE MATURITY DATE, UPON   THE COMPANY WILL PAY THE   UNLESS...                        MANDATORY PAYOUT
       THE DEATH OF THE                PROCEEDS TO:                                             RULES APPLY*
---------------------------------------------------------------------------------------------------------------
 ANNUITANT (WHO IS NOT THE       The beneficiary(ies) or    Unless, the beneficiary is the   Yes
 CONTRACT OWNER)                 if none, to the contract   contract owner's spouse and
                                 owner                      the spouse elects to continue
                                                            the contract as the new owner
                                                            rather than receive the
                                                            distribution.
                                                            Or unless there is a
                                                            contingent annuitant. Then,
                                                            the contingent annuitant
                                                            becomes the annuitant and the
                                                            Contract continues in effect
                                                            (generally using the original
                                                            maturity date). The proceeds
                                                            will then be paid upon the
                                                            death of the contingent
                                                            annuitant or owner.
---------------------------------------------------------------------------------------------------------------
 ANNUITANT (WHO IS THE CONTRACT  See death of "owner who                                     Yes
 OWNER)                          is the annuitant" above.
---------------------------------------------------------------------------------------------------------------
 ANNUITANT (WHERE OWNER IS A     The beneficiary(ies)                                        Yes (Death of
 NONNATURAL PERSON/TRUST)        (e.g. the trust).                                           annuitant is
                                                                                             treated as death
                                                                                             of the owner in
                                                                                             these
                                                                                             circumstances.)
---------------------------------------------------------------------------------------------------------------
 CONTINGENT ANNUITANT (ASSUMING  No death proceeds are                                       N/A
 ANNUITANT IS STILL ALIVE)       payable; contract
                                 continues.
---------------------------------------------------------------------------------------------------------------
 BENEFICIARY                     No death proceeds are                                       N/A
                                 payable; contract
                                 continues.
---------------------------------------------------------------------------------------------------------------
 CONTINGENT BENEFICIARY          No death proceeds are                                       N/A
                                 payable; contract
                                 continues.
---------------------------------------------------------------------------------------------------------------

* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal Beneficiaries (as well as spousal beneficiaries who choose not to assume the contract) must begin taking distributions based on the Beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. If mandatory distributions have begun, the 5 year payout option is not available.

                              QUALIFIED CONTRACTS

--------------------------------------------------------------------------------------------------------------
BEFORE THE MATURITY DATE, UPON   THE COMPANY WILL PAY THE   UNLESS...                       MANDATORY PAYOUT
        THE DEATH OF THE               PROCEEDS TO:                                         RULES APPLY (SEE *
                                                                                                  ABOVE)
--------------------------------------------------------------------------------------------------------------
 OWNER/ANNUITANT                 The beneficiary(ies), or                                   Yes
                                 if none, to the contract
                                 owner's estate.
--------------------------------------------------------------------------------------------------------------
 BENEFICIARY                     No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------
 CONTINGENT BENEFICIARY          No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------

DEATH PROCEEDS AFTER THE MATURITY DATE

If any contract owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular income payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among income plans (annuity or income options). While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity or income payments will begin on the maturity date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the annuitant is alive before annuity payments are made. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase the contract. Unless you elect otherwise, the maturity date will be the annuitant's 70th birthday for qualified contracts and the annuitant's 75th birthday for nonqualified contracts or ten years after the effective date of the contract, if later.

At least 30 days before the original maturity date, you may elect to extend the maturity date to any time prior to the annuitant's 85th birthday for nonqualified contracts or, for qualified contracts, to a later date with the Company's consent. You may use certain annuity options taken at the maturity date to meet the minimum required distribution requirements of federal tax law, or a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with qualified contracts upon either the later of the contract owner's attainment of age 70 1/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your cash surrender value to provide an annuity funded by the same investment options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender value as of 14 days before the date annuity payments.

The amount of your first monthly payment depends on the annuity option you elected and the annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if they would produce a larger payment, the tables then in effect on the maturity date) by the number of thousands of dollars of contract value you apply to that annuity option, and factors in an assumed daily net investment factor. We call this your net investment rate. Your net investment rate corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payment will decrease. However, if the annualized investment performance, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your cash surrender value as of the date annuity payments begin. Payout rates will not be lower than those shown in the Contract. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect.

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the annuitant is alive, you can change your annuity or income option selection any time up to the maturity date. Once annuity or income payments have begun, no further elections are allowed.

During the annuitant's lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity or income payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the cash surrender value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Other Annuity Options. The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

INCOME OPTIONS

Instead of one of the annuity options described above, and subject to the conditions described under "Election of Options," all or part of the Contract's cash surrender value (or, if required by state law, contract value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

Option 1 -- Payments of a Fixed Amount. We will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. We will pay the first payment and all later payments from each funding option or the Fixed Account in proportion to the cash surrender value attributable to each funding option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.

Option 2 -- Payments for a Fixed Period. We will make payments for the period selected. The amount of each payment will be equal to the remaining cash surrender value applied under this option divided by the number of remaining payments.

Option 3 -- Other Income Options. We will make any other arrangements for Income Options as may be mutually agreed upon.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying final assessed) within twenty days after you receive it (the "right to return period"). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the contract value returned may be greater or less than your purchase payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, we will refund your purchase payment in full; during the remainder of the right to return period, we will refund the contract value (including charges).

We will determine the contract value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your contract value as of that date is less than $2,000 and you have not made purchase payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the cash surrender value less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                             THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor separate accounts: Fund ABD and Fund ABD II, respectively. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts (separate account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the variable funding options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Shares of the variable funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts. Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

From time to time, we may advertise several types of historical performance for the Contract's variable funding options. We may advertise the "standardized average annual total returns" of the variable funding option, calculated in a manner prescribed by the SEC, and the "nonstandardized total return," as described below. Specific examples of the performance information appear in the SAI.

STANDARDIZED METHOD. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the variable funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

NONSTANDARDIZED METHOD. We calculate nonstandardized "total returns" in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For underlying funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the underlying fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TAX-FREE EXCHANGES: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, 403(b) annuities established by public school systems or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the contract. If you purchase the contract on an individual basis with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

NONQUALIFIED ANNUITY CONTRACTS

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for contracts issued after April 22, 1987, if you transfer the contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See "Penalty Tax for Premature Distributions" below.) There is income in the contract to the extent the contract value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

The Contract provides one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase price or the contract value. It is possible that the IRS may take a position that the charges for the optional enhanced death benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional death benefit should be treated as a taxable withdrawal, you should consult your tax adviser before selecting any rider or endorsement to the Contract.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the contract will not be treated as an annuity contract for Federal income tax purposes and earnings under the contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

The Contract includes one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase payments or the contract value. The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability, whether a death benefit such as the optional death benefit(s) in the Contract comports with IRA qualification requirements. Although Travelers regards the optional enhanced death benefit as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. You should consult your tax adviser prior to selecting any optional enhanced death benefit for an IRA.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any nonqualified variable annuity contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the contract owner of tax deferred treatment. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; of (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

                               OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract or the first page of the Summary of this prospectus to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

FINANCIAL STATEMENTS

The financial statements for the Company and its separate account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Tower Square, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 7% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the underlying funds. However, we believe that when an underlying fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

THE TRAVELERS INSURANCE COMPANY

There are no pending material legal proceedings affecting the Separate Account. There is one material pending legal proceeding, other than ordinary routine litigation incidental to business, to which the Company is a party

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

THE TRAVELERS LIFE AND ANNUITY COMPANY

There are no pending material legal proceedings affecting the Separate Account, the principal underwriter or the Company.

                 APPENDIX A -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES

                                         PERIOD         PERIOD         PERIOD         PERIOD         PERIOD FROM
                                         ENDED          ENDED          ENDED          ENDED       DECEMBER 16, 1996
                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,           TO
            FUNDING OPTION                2000           1999           1998           1997       DECEMBER 31, 1996
  ------------------------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION FUND (4/97)
      Unit Value at beginning of
        period......................  $     3.098    $     2.046    $     1.283     $    1.032         $ 1.000
      Unit Value at end of period...        2.387          3.098          2.046          1.283           1.032
      Number of units outstanding at
        end of period...............   37,804,248     25,971,911     10,561,314        870,525              --
  MONEY MARKET PORTFOLIO (7/97)
      Unit Value at beginning of
        period......................  $     1.107    $     1.070    $     1.033     $    1.000              --
      Unit Value at end of period...        1.160          1.107          1.070          1.033              --
      Number of units outstanding at
        end of period...............  15,5645,185     16,750,270      9,244,927        345,682              --
  AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.I. VALUE FUND (9/00)
      Unit Value at beginning of
        period......................  $     1.000             --             --             --              --
      Unit Value at end of period...        0.875             --             --             --              --
      Number of units outstanding at
        end of period...............    1,020,328             --             --             --              --
  ALLIANCE VARIABLE PRODUCTS SERIES
    FUND, INC.
    PREMIER GROWTH PORTFOLIO CLASS B
      (5/00)
      Unit Value at beginning of
        period......................  $     1.000             --             --             --              --
      Unit Value at end of period...        0.786             --             --             --              --
      Number of units outstanding at
        end of Period...............    8,906,509             --             --             --              --
  DELAWARE GROUP PREMIUM FUND
    REIT SERIES (6/98)
      Unit Value at beginning of
        period......................  $     0.866    $     0.901    $     1.000             --              --
      Unit Value at end of period...        1.121          0.866          0.901             --              --
      Number of units outstanding at
        end of Period...............      732,010        357,910         96,983             --              --
  DREYFUS VARIABLE INVESTMENT FUND,
    INC.
    APPRECIATION PORTFOLIO (5/98)
      Unit Value at beginning of
        period......................  $     1.223    $     1.112    $     1.000             --              --
      Unit Value at end of period...        1.198          1.223          1.112             --              --
      Number of units outstanding at
        end of Period...............   10,147,802      7,840,789      2,937,245             --              --
    SMALL CAP PORTFOLIO (5/98)
      Unit Value at beginning of
        period......................  $     1.058    $     0.871    $     1.000             --              --
      Unit Value at end of period...        1.182          1.058          0.871             --              --
      Number of units outstanding at
        end of period...............    6,798,006      3,387,052      1,435,805             --              --
  GREENWICH STREET SERIES FUND:
    APPRECIATION PORTFOLIO (6/97)
      Unit Value at beginning of
        period......................  $     1.431    $     1.283    $     1.092     $    1.000              --
      Unit Value at end of period...        1.405          1.431          1.283          1.092              --
      Number of units outstanding at
        end of period...............    9,922,836      6,935,912      3,710,315        506,282              --
    DIVERSIFIED STRATEGIC INCOME
      PORTFOLIO (6/97)+
      Unit Value at beginning of
        period......................  $     1.103    $     1.100    $     1.048     $    1.000              --
      Unit Value at end of period...        1.118          1.103          1.100          1.048              --
      Number of units outstanding at
        end of period...............   11,430,969     10,783,437      7,076,327        733,829              --

                 APPENDIX A -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                         PERIOD         PERIOD         PERIOD         PERIOD         PERIOD FROM
                                         ENDED          ENDED          ENDED          ENDED       DECEMBER 16, 1996
                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,           TO
            FUNDING OPTION                2000           1999           1998           1997       DECEMBER 31, 1996
  ------------------------------------------------------------------------------------------------------------------
    EQUITY INDEX PORTFOLIO CLASS II
      (6/99)
      Unit Value at beginning of
        period......................  $     1.098    $     1.000             --             --              --
      Unit Value at end of period...        0.982          1.098
      Number of units outstanding at
        end of period...............    4,272,617        753,819             --             --              --
    TOTAL RETURN PORTFOLIO (5/98)*
      Unit Value at beginning of
        period......................  $     1.146    $     0.953    $     1.000             --              --
      Unit Value at end of period...        1.362          1.146          0.953             --              --
      Number of units outstanding at
        end of period...............    4,380,338      1,958,751        708,254             --              --
  JANUS ASPEN SERIES
    BALANCED PORTFOLIO - SERVICE
      SHARES (5/00)
      United Value at beginning of
        period......................  $     1.000             --             --             --              --
      Unit Value at end of period...        0.972             --             --             --              --
      Number of units outstanding at
        end of period...............    4,934,773             --             --             --              --
    GLOBAL LIFE SCIENCES PORTFOLIO
      SERVICE SHARES (5/00)
      Unit Value at beginning of
        period......................  $     1.000             --             --             --              --
      Unit Value at end of period...        1.135             --             --             --              --
      Number of units outstanding at
        end of period...............    1,951,454             --             --             --              --
    GLOBAL TECHNOLOGY PORTFOLIO -
      SERVICE SHARES (5/00)
      Unit Value at beginning of
        period......................  $     1.000             --             --             --              --
      Unit Value at end of period...        0.672             --             --             --              --
      Number of units outstanding at
        end of period...............    5,661,986             --             --             --              --
    WORLDWIDE GROWTH PORTFOLIO -
      SERVICE SHARES (5/00)
      Unit Value at beginning of
        period......................  $     1.000             --             --             --              --
      Unit Value at end of period...        0.798             --             --             --              --
      Number of units outstanding at
        end of period...............    7,908,763             --             --             --              --
  SALOMON BROTHERS VARIABLE SERIES
    FUND, INC. INVESTORS FUND (6/98)
      Unit Value at beginning of
        period......................  $     1.132    $     1.029    $     1.000             --              --
      Unit Value at end of period...        1.287          1.132          1.029             --              --
      Number of units outstanding at
        end of period...............    7,090,936      3,905,967      1,764,644             --              --
  TRAVELERS SERIES FUND INC.
    AIM CAPITAL APPRECIATION
      PORTFOLIO (9/00)
      Unit Value at beginning of
        period......................  $     1.000             --             --             --              --
      Unit Value at end of period...        0.783             --             --             --              --
      Number of units outstanding at
        end of period...............      980,787             --             --             --              --
    ALLIANCE GROWTH PORTFOLIO (6/97)
      Unit Value at beginning of
        period......................  $     2.189    $     1.679    $     1.319     $    1.037         $ 1.000
      Unit Value at end of period...        1.765          2.189          1.679          1.319           1.037
      Number of units outstanding at
        end of period...............   32,922,575     25,024,627     13,211,206      1,062,634              --

                 APPENDIX A -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                         PERIOD         PERIOD         PERIOD         PERIOD         PERIOD FROM
                                         ENDED          ENDED          ENDED          ENDED       DECEMBER 16, 1996
                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,           TO
            FUNDING OPTION                2000           1999           1998           1997       DECEMBER 31, 1996
  ------------------------------------------------------------------------------------------------------------------
    MFS TOTAL RETURN PORTFOLIO
      (5/97)
      Unit Value at beginning of
        period......................  $     1.319    $     1.303    $     1.183     $    1.000              --
      Unit Value at end of period...        1.517          1.319          1.303          1.183              --
      Number of units outstanding at
        end of period...............   29,382,873     27,173,225     16,380,184        962,287              --
  THE TRAVELERS SERIES TRUST
    CONVERTIBLE BOND PORTFOLIO
      (8/98)
      Unit Value at beginning of
        period......................  $     1.170    $     1.000    $     1.000             --              --
      Unit Value at end of period...        1.299          1.170          1.000             --              --
      Number of units outstanding at
        end of period...............    3,349,925      1,137,997        458,699             --              --
    DISCIPLINED MID CAP STOCK
      PORTFOLIO (6/97)
      Unit Value at beginning of
        period......................  $     1.541    $     1.377    $     1.195     $    1.000              --
      Unit Value at end of period...        1.773          1.541          1.377          1.195              --
      Number of units outstanding at
        end of period...............    3,629,362      2,663,507      1,425,770        120,880              --
    DISCIPLINED SMALL CAP STOCK
      PORTFOLIO (6/98)+
      Unit Value at beginning of
        period......................  $     1.061    $     0.894    $     1.000             --              --
      Unit Value at end of period...        1.068          1.061          0.894             --              --
      Number of units outstanding at
        end of Period...............    2,633,045      1,899,628        518,858             --              --
    EQUITY INCOME PORTFOLIO (5/97)
      Unit Value at beginning of
        period......................  $     1.535    $     1.484    $     1.339     $    1.026         $ 1.000
      Unit Value at end of period...        1.652          1.535          1.484          1.339           1.026
      Number of units outstanding at
        end of period...............   22,535,737     19,892,863     12,301,819        639,656              --
    FEDERATED HIGH YIELD PORTFOLIO
      (5/97)
      Unit Value at beginning of
        period......................  $     1.196    $     1.177    $     1.140     $    1.000              --
      Unit Value at end of period...        1.084          1.196          1.177          1.140              --
      Number of units outstanding at
        end of period...............   10,245,418     10,237,038      7,715,310        620,667              --
    FEDERATED STOCK PORTFOLIO (5/97)
      Unit Value at beginning of
        period......................  $     1.552    $     1.494    $     1.285     $    1.000              --
      Unit Value at end of period...        1.588          1.552          1.494          1.285              --
      Number of units outstanding at
        end of period...............    7,399,546      7,710,739      4,599,587        352,550              --
    LARGE CAP PORTFOLIO (6/97)
      Unit Value at beginning of
        period......................  $     2.123    $     1.665    $     1.245     $    1.023         $ 1.000
      Unit Value at end of period...        1.790          2.123          1.665          1.245           1.023
      Number of units outstanding at
        end of period...............   22,306,844     15,562,311      6,662,550        491,869              --
    LAZARD INTERNATIONAL STOCK
      PORTFOLIO (5/97)
      Unit Value at beginning of
        period......................  $     1.460    $     1.216    $     1.095     $    1.027         $ 1.000
      Unit Value at end of period...        1.275          1.460          1.216          1.095           1.027
      Number of units outstanding at
        end of period...............   14,943,760     10,264,070      6,533,760        849,629              --
    MFS EMERGING GROWTH PORTFOLIO
      (4/97)
      Unit Value at beginning of
        period......................  $     2.766    $     1.587    $     1.198     $    1.004         $ 1.000
      Unit Value at end of period...        2.179          2.766          1.587          1.198           1.004
      Number of units outstanding at
        end of period...............   16,347,855     11,222,748      5,891,811        528,553              --

                 APPENDIX A -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                         PERIOD         PERIOD         PERIOD         PERIOD         PERIOD FROM
                                         ENDED          ENDED          ENDED          ENDED       DECEMBER 16, 1996
                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,           TO
            FUNDING OPTION                2000           1999           1998           1997       DECEMBER 31, 1996
  ------------------------------------------------------------------------------------------------------------------
  THE TRAVELERS SERIES TRUST:
    (CONT'D)
    MFS MID CAP GROWTH PORTFOLIO
      (4/98)
      Unit Value at beginning of
        period......................  $     1.595    $     0.985    $     1.000             --              --
      Unit Value at end of period...        1.721          1.595          0.985             --              --
      Number of units outstanding at
        end of period...............   10,884,619      3,220,420        696,846             --              --
    TRAVELERS QUALITY BOND PORTFOLIO
      (5/97)
      Unit Value at beginning of
        period......................  $     1.128    $     1.131    $     1.057     $    1.001         $ 1.000
      Unit Value at end of period...        1.190          1.128          1.131          1.057           1.001
      Number of units outstanding at
        end of period...............   16,565,402     13,396,194      9,328,606        378,758              --
  VARIABLE INSURANCE PRODUCTS FUND
    II
    CONTRAFUND(R)
      PORTFOLIO - SERVICE CLASS 2
      (5/00)
      Unit Value at beginning of
        period......................  $     1.000             --             --             --              --
      Unit Value at end of period...        0.923             --             --             --              --
      Number of units outstanding at
        end of period...............    3,113,370             --             --             --              --
  WARBURG PINCUS TRUST
    EMERGING MARKETS PORTFOLIO
      (6/98)
      Unit Value at beginning of
        period......................        1.313    $     0.734    $     1.000             --              --
      Unit Value at end of period...        0.886          1.313          0.734             --              --
      Number of units outstanding at
        end of period...............    2,477,705        892,012        223,688             --              --

The Company began tracking the Accumulation Unit values in 1996, however the Separate Account held no assets until 1997. The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account. Funding Options not listed had no amounts yet allocated to them. "Number of Units outstanding at end of period" may include units for Contract Owners in the payout phase. The financial statements for Fund ABD and the consolidated financial statements of The Travelers Insurance Company and its subsidiaries are contained in the SAI.

---------------
* Fund's name has changed. Refer to prospectus for new name.

+ No longer available to new contract owners.

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

                 APPENDIX B -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES

                                       PERIOD         PERIOD         PERIOD         PERIOD         PERIOD FROM
                                       ENDED          ENDED          ENDED          ENDED       DECEMBER 16, 1996
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,           TO
          FUNDING OPTION                2000           1999           1998           1997       DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND (12/96)
    Unit Value at beginning of
      period......................   $    3.098    $     2.046    $     1.283     $    1.032         $ 1.000
    Unit Value at end of period...        2.387    $     3.098          2.046          1.283           1.032
    Number of units outstanding at
      end of period...............   61,812,416     46,942,401     23,010,432      6,344,051          29,824
MONEY MARKET PORTFOLIO (2/97)
    Unit Value at beginning of
      period......................   $    1.107    $     1.070    $     1.033     $    1.000              --
    Unit Value at end of period...        1.160          1.107          1.070          1.033              --
    Number of units outstanding at
      end of period...............   34,878,360     37,736,754     16,762,447      5,369,177              --
AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.I. VALUE FUND (10/00)
    Unit Value at beginning of
      year........................   $    1.000             --             --             --              --
    Unit Value at end of year.....        0.875             --             --             --              --
    Number of units outstanding at
      end of year.................      391,818             --             --             --              --
ALLIANCE VARIABLE PRODUCT SERIES
  FUND, INC.
    PREMIER GROWTH PORTFOLIO CLASS
      B (5/00)
    Unit Value at beginning of
      year........................   $    1.000             --             --             --              --
    Unit Value at end of year.....        0.786             --             --             --              --
    Number of units outstanding at
      end of year.................   13,647,974             --             --             --              --
DELAWARE GROUP PREMIUM FUND:
    REIT SERIES (5/98)
    Unit Value at beginning of
      period......................   $    0.866    $     0.901    $     1.000             --              --
    Unit Value at end of period...        1.121          0.866          0.901             --              --
    Number of units outstanding at
      end of period...............    2,273,183      1,280,359        632,612             --              --
DREYFUS VARIABLE INVESTMENT FUND,
  INC:
    APPRECIATION PORTFOLIO (4/98)
    Unit Value at beginning of
      period......................   $    1.223    $     1.112    $     1.000             --              --
    Unit Value at end of period...        1.198          1.223          1.112             --              --
    Number of units outstanding at
      end of period...............   12,271,080     10,448,399      2,833,960             --              --
    SMALL CAP PORTFOLIO (4/98)
    Unit Value at beginning of
      period......................   $    1.058    $     0.871    $     1.000             --              --
    Unit Value at end of period...        1.182          1.058          0.871             --              --
    Number of units outstanding at
      end of period...............   13,636,390      7,815,322      3,051,249             --              --
GREENWICH STREET SERIES FUND:
    APPRECIATION PORTFOLIO (6/97)
    Unit Value at beginning of
      period......................   $    1.431    $     1.283    $     1.092     $    1.000              --
    Unit Value at end of period...        1.405          1.431          1.283          1.092              --
    Number of units outstanding at
      end of period...............   26,294,804     24,225,208     16,532,767      5,241,524              --
    DIVERSIFIED STRATEGIC INCOME
      PORTFOLIO (6/97)+
    Unit Value at beginning of
      period......................   $    1.103    $     1.100    $     1.048     $    1.000              --
    Unit Value at end of period...        1.118          1.103          1.100          1.048              --
    Number of units outstanding at
      end of period...............   24,931,049     28,198,595     24,838,532      5,444,154              --

                 APPENDIX B -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                       PERIOD         PERIOD         PERIOD         PERIOD         PERIOD FROM
                                       ENDED          ENDED          ENDED          ENDED       DECEMBER 16, 1996
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,           TO
          FUNDING OPTION                2000           1999           1998           1997       DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------
    EQUITY INDEX PORTFOLIO CLASS
      II (5/99)
    Unit Value at beginning of
      period......................   $    1.098    $     1.000             --             --              --
    Unit Value at end of period...        0.982          1.098             --             --              --
    Number of units outstanding at
      end of period...............   10,807,508      3,460,443             --             --              --
    TOTAL RETURN PORTFOLIO (5/98)*
    Unit Value at beginning of
      period......................   $    1.146    $     0.953    $     1.000             --              --
    Unit Value at end of period...        1.362          1.146          0.953             --              --
    Number of units outstanding at
      end of period...............    8,558,759      4,963,010      1,281,704             --              --
JANUS ASPEN SERIES
    BALANCED PORTFOLIO -- SERVICE
      SHARES (5/00)
    Unit Value at beginning of
      year........................   $    1.000             --             --             --              --
    Unit Value at end of year.....        0.972             --             --             --              --
    Number of units outstanding at
      end of year.................    5,246,201             --             --             --              --
    GLOBAL LIFE SCIENCES
      PORTFOLIO -- SERVICE
      SHARES (5/00)
    Unit Value at beginning of
      year........................   $    1.000             --             --             --              --
    Unit Value at end of year.....        1.135             --             --             --              --
    Number of units outstanding at
      end of year.................    2,447,663             --             --             --              --
    GLOBAL TECHNOLOGY PORTFOLIO --
      SERVICE SHARES (5/00)
    Unit Value at beginning of
      year........................   $    1.000             --             --             --              --
    Unit Value at end of year.....        0.672             --             --             --              --
    Number of units outstanding at
      end of year.................    7,604,465             --             --             --              --
    WORLDWIDE GROWTH
      PORTFOLIO -- SERVICE
      SHARES (5/00)
    Unit Value at beginning of
      year........................   $    1.000             --             --             --              --
    Unit Value at end of year.....        0.798             --             --             --              --
    Number of units outstanding at
      end of year.................   13,421,744             --             --             --              --
SALOMON BROTHERS VARIABLE SERIES
  FUNDS, INC.
    INVESTORS FUND (4/98)
    Unit Value at beginning of
      period......................   $    1.132    $     1.029    $     1.000             --              --
    Unit Value at end of period...        1.287          1.132          1.029             --              --
    Number of units outstanding at
      end of period...............   12,889,045      8,670,638      3,232,444             --              --
TRAVELERS SERIES FUNDS, INC.
    AIM CAPITAL APPRECIATION
      PORTFOLIO (10/00)
    Unit Value at beginning of
      year........................   $    1.000             --             --             --              --
    Unit Value at end of year.....        0.783             --             --             --              --
    Number of units outstanding at
      end of year.................      755,807             --             --             --              --
    ALLIANCE GROWTH PORTFOLIO
      (12/96)
    Unit Value at beginning of
      period......................   $    2.189    $     1.679    $     1.319     $    1.037         $ 1.000
    Unit Value at end of period...        1.765          2.189          1.679          1.319           1.037
    Number of units outstanding at
      end of period...............   55,775,319     47,167,905     31,011,054      8,259,362           2,250

                 APPENDIX B -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                       PERIOD         PERIOD         PERIOD         PERIOD         PERIOD FROM
                                       ENDED          ENDED          ENDED          ENDED       DECEMBER 16, 1996
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,           TO
          FUNDING OPTION                2000           1999           1998           1997       DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------
    MFS TOTAL RETURN PORTFOLIO
      (1/97)
    Unit Value at beginning of
      period......................   $    1.319    $     1.303    $     1.183     $    1.000              --
    Unit Value at end of period...        1.517          1.319          1.303          1.183              --
    Number of units outstanding at
      end of period...............   53,326,538     54,290,552     42,017,841      9,959,634              --
THE TRAVELERS SERIES TRUST:
    CONVERTIBLE BOND
      PORTFOLIO (5/98)
    Unit Value at beginning of
      period......................   $    1.170    $     1.000    $     1.000             --              --
    Unit Value at end of period...        1.299    $     1.170          1.000             --              --
    Number of units outstanding at
      end of period...............    7,553,759      2,431,429        414,907             --              --
    DISCIPLINED MID CAP STOCK
      PORTFOLIO (6/97)
    Unit Value at beginning of
      period......................   $    1.541    $     1.377    $     1.195     $    1.000              --
    Unit Value at end of period...        1.773          1.541          1.377          1.195              --
    Number of units outstanding at
      end of period...............    8,454,274      6,716,626      5,142,990      1,668,733              --
    DISCIPLINED SMALL CAP STOCK
      PORTFOLIO (5/98)+
    Unit Value at beginning of
      period......................   $    1.061    $     0.894    $     1.000             --              --
    Unit Value at end of period...        1.068          1.061          0.894             --              --
    Number of units outstanding at
      end of period...............    1,991,224      1,202,404        450,528             --              --
    EQUITY INCOME PORTFOLIO
      (12/96)
    Unit Value at beginning of
      period......................   $    1.535    $     1.484    $     1.339     $    1.026         $ 1.000
    Unit Value at end of period...        1.652          1.535          1.484          1.339           1.026
    Number of units outstanding at
      end of period...............   37,849,058     35,687,217     25,733,333      6,719,150          30,196
THE TRAVELERS SERIES TRUST
    FEDERATED HIGH YIELD PORTFOLIO
      (1/97)
    Unit Value at beginning of
      period......................   $    1.196    $     1.177    $     1.140     $    1.000              --
    Unit Value at end of period...        1.084          1.196          1.177          1.140              --
    Number of units outstanding at
      end of period...............   19,736,049     22,260,856     18,811,555      4,566,993              --
    FEDERATED STOCK PORTFOLIO
      (1/97)
    Unit Value at beginning of
      period......................   $    1.552    $     1.494    $     1.285     $    1.000              --
    Unit Value at end of period...        1.588          1.552          1.494          1.285              --
    Number of units outstanding at
      end of period...............   13,157,332     14,406,177     11,892,834      3,816,999              --
    LARGE CAP PORTFOLIO (12/96)
    Unit Value at beginning of
      period......................   $    2.123    $     1.665    $     1.245     $    1.023         $ 1.000
    Unit Value at end of period...        1.790          2.123          1.665          1.245           1.023
    Number of units outstanding at
      end of period...............   34,231,283     28,051,763     15,040,703      4,815,848           7,800
    LAZARD INTERNATIONAL STOCK
      PORTFOLIO (12/96)
    Unit Value at beginning of
      period......................   $    1.460    $     1.216    $     1.095     $    1.027         $ 1.000
    Unit Value at end of period...        1.275          1.460          1.216          1.095           1.027
    Number of units outstanding at
      end of period...............   30,394,514     25,226,349     17,270,810      5,694,288           5,702

                 APPENDIX B -- CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                       PERIOD         PERIOD         PERIOD         PERIOD         PERIOD FROM
                                       ENDED          ENDED          ENDED          ENDED       DECEMBER 16, 1996
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,           TO
          FUNDING OPTION                2000           1999           1998           1997       DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------
    MFS EMERGING GROWTH PORTFOLIO
      (12/96)
    Unit Value at beginning of
      period......................   $    2.766    $     1.587    $     1.198     $    1.004         $ 1.000
    Unit Value at end of period...        2.179          2.766          1.587          1.198           1.004
    Number of units outstanding at
      end of period...............   29,190,353     22,881,721     15,538,984      4,218,974          31,886
    MFS MID CAP GROWTH
      PORTFOLIO (4/98)
    Unit Value at beginning of
      period......................   $    1.595    $     0.985    $     1.000             --              --
    Unit Value at end of period...        1.721          1.595          0.985             --              --
    Number of units outstanding at
      end of period...............   14,558,647      4,760,902        965,761             --              --
    TRAVELERS QUALITY BOND
      PORTFOLIO (12/96)
    Unit Value at beginning of
      period......................   $    1.128    $     1.131    $     1.057     $    1.001         $ 1.000
    Unit Value at end of period...        1.190          1.128          1.131          1.057           1.001
    Number of units outstanding at
      end of period...............   26,960,877     26,069,226     15,435,236      3,137,736          95,203
VARIABLE INSURANCE PRODUCTS FUND
  II
    CONTRAFUND(R) PORTFOLIO --
      SERVICE CLASS 2 (5/00)
    Unit Value at beginning of
      year........................   $    1.000             --             --             --              --
    Unit Value at end of year.....        0.923             --             --             --              --
    Number of units outstanding at
      end of year.................    3,718,600             --             --             --              --
WARBURG PINCUS TRUST
    EMERGING MARKETS
      PORTFOLIO (5/98)
    Unit Value at beginning of
      period......................   $    1.313    $     0.734    $     1.000             --              --
    Unit Value at end of period...        0.886          1.313          0.734             --              --
    Number of units outstanding at
      end of period...............    4,854,364      2,521,807        780,839             --              --

---------------

The Company began tracking the Accumulation Unit values in 1996, however, the Separate Account held no assets until 1997. Funding Options not listed had no amounts yet allocated to them. "Number of units outstanding at end of period" may include units for contract owners in the payout phase. The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

The financial statements for Fund ABD II of The Travelers Life and Annuity Company are contained in the SAI.

* Fund's name has changed. Refer to prospectus for new name.

+ No longer available to new contract owners.

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

                                   APPENDIX C
--------------------------------------------------------------------------------

                               THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the separate accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of 3% per year in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

TRANSFERS

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract effective date. We limit transfers to an amount of up to 15% of the Fixed Account contract value on the semiannual contract effective date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                                       C-1
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

                                   APPENDIX D
--------------------------------------------------------------------------------

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

                       The Insurance Company
                       Principal Underwriter
                       Distribution and Principal Underwriting Agreement Valuation of Assets
                       Performance Information
                       Federal Tax Considerations
                       Independent Accountants
                       Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 1, 2001 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183. The Travelers Insurance Company Statement of Additional Information is printed on Form L-20686S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-20687S.

Name:
----------------------------------------

Address:
----------------------------------------

----------------------------------------

L-21166                                                              May 1, 2001

                 TRAVELERS PREMIER ADVISERS ANNUITY PROSPECTUS:
                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

This prospectus describes TRAVELERS PREMIER ADVISERS ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company, depending on the state in which you purchased your Contract. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("nonqualified Contracts"). We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to Contracts and certificates as "Contracts."

You can choose to have your premium ("purchase payments") accumulate on a variable and/or fixed basis in one of our funding options. Your contract value before the maturity date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the variable funding options you select. You bear the investment risk of investing in the variable funding options. The variable funding options are:

  JANUS ASPEN SERIES                                THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (CONT.)
    Balanced Portfolio -- Service Shares            Mid Cap Value Portfolio
    Capital Appreciation Portfolio -- Service       Technology Portfolio
  Shares                                            U.S. Real Estate Portfolio(2)
    Strategic Value Portfolio -- Service Shares     Value Portfolio
    Worldwide Growth Portfolio -- Service Shares    VAN KAMPEN LIFE INVESTMENT TRUST
  SALOMON BROTHERS VARIABLE SERIES FUND, INC.       Comstock Portfolio
    Capital Fund                                    Domestic Income Portfolio
    High Yield Bond Fund                            Emerging Growth Portfolio
    Investors Fund                                  Enterprise Portfolio
    Small Cap Growth Fund                           Government Portfolio
    Strategic Bond Fund                             Growth and Income Portfolio
  TRAVELERS SERIES TRUST                            Money Market Portfolio
    Equity Income Portfolio                         VARIABLE INSURANCE PRODUCTS FUND II (FIDELITY)
    Large Cap Portfolio                             Contrafund(R) Portfolio -- Service Class 2
  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.           VARIABLE INSURANCE PRODUCTS FUND III (FIDELITY)
    Active International Allocation Portfolio       Mid Cap Portfolio -- Service Class 2
    Emerging Markets Equity Portfolio
    Equity Growth Portfolio
    Global Value Equity Portfolio(1)
    Mid Cap Growth Portfolio

(1) formerly Global Equity Portfolio
(2) formerly Morgan Stanley Real Estate Securities Portfolio

The Contract, certain contract features and/or some of the funding options may not be available in all states. THE CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS THAT SUPPORT THE VARIABLE FUNDING OPTIONS MUST ACCOMPANY THIS PROSPECTUS. READ AND RETAIN THEM FOR FUTURE REFERENCE.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2001. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183, call 1-800-599-9460 or access the SEC's website (http://www.sec.gov). See Appendix D for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                          PROSPECTUS DATED MAY 1, 2001

                               TABLE OF CONTENTS

Index of Special Terms..................      2
Summary.................................      3
Fee Table...............................      6
Condensed Financial Information.........     10
The Annuity Contract....................     10
    Contract Owner Inquiries............     10
    Purchase Payments...................     10
    Accumulation Units..................     10
    The Variable Funding Options........     11
Fixed Account...........................     14
Charges and Deductions..................     14
    General.............................     14
    Withdrawal Charge...................     15
    Free Withdrawal Allowance...........     15
    Administrative Charges..............     15
    Mortality and Expense Risk Charge...     16
    Variable Funding Option Expenses....     16
    Premium Tax.........................     16
    Changes in Taxes Based Upon Premium
       or Value.........................     16
Transfers...............................     16
    Dollar Cost Averaging...............     17
Access to Your Money....................     18
    Systematic Withdrawals..............     18
    Loans...............................     18
Ownership Provisions....................     18
    Types of Ownership..................     18
    Contract Owner......................     18
    Beneficiary.........................     19
    Annuitant...........................     19
Death Benefit...........................     19
    Death Proceeds Before the Maturity
       Date.............................     19
    Payment of Proceeds.................     20
    Death Proceeds After the Maturity
       Date.............................     22
The Annuity Period......................     22
    Maturity Date.......................     22
    Allocation of Annuity...............     22
    Variable Annuity....................     23
    Fixed Annuity.......................     23
Payment Options.........................     23
    Election of Options.................     23
    Annuity Options.....................     24
    Income Options......................     24
Miscellaneous Contract Provisions.......     25
    Right to Return.....................     25
    Termination.........................     25
    Required Reports....................     25
    Suspension of Payments..............     25
The Separate Accounts...................     26
    Performance Information.............     26
Federal Tax Considerations..............     27
    General Taxation of Annuities.......     27
    Types of Contracts: Qualified or
       Nonqualified.....................     27
    Nonqualified Annuity Contracts......     28
    Qualified Annuity Contracts.........     28
    Penalty Tax for Premature
       Distributions....................     29
    Diversification Requirements for
       Variable Annuities...............     29
    Ownership of the Investments........     29
    Mandatory Distributions for
       Qualified Plans..................     29
    Taxation of Death Benefit
       Proceeds.........................     29
Other Information.......................     29
    The Insurance Companies.............     29
    Financial Statements................     30
    Distribution of Variable Annuity
       Contracts........................     30
    Conformity with State and Federal
       Laws.............................     30
    Voting Rights.......................     30
    Legal Proceedings and Opinions......     30
Appendix A: Condensed Financial
  Information for The Travelers
  Insurance Company: Fund ABD...........    A-1
Appendix B: Condensed Financial
  Information for The Travelers Life and
  Annuity Company: Fund ABD II..........    B-1
Appendix C: Fixed Account...............    C-1
Appendix D: Contents of the Statement of
  Additional Information................    D-1

                             INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit.......................     10
Accumulation Period.....................     10
Annuitant...............................     19
Annuity Payments........................     22
Annuity Unit............................     10
Cash Surrender Value....................     18
Contingent Annuitant....................     19
Contract Date...........................     10
Contract Owner (You,)...................     18
Contract Value..........................     10
Contract Year...........................     10
Death Report Date.......................     19
Fixed Account...........................    C-1
Funding Option(s).......................     11
Joint Owner.............................     19
Maturity Date...........................     10
Net Investment Rate.....................     23
Purchase Payment........................     10
Underlying Fund.........................     11
Written Request.........................     10

                                    SUMMARY:
                           TRAVELERS PREMIER ADVISERS

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, ("the Company," "We" or "Us") depending on where you reside. Each company sponsors its own segregated asset account ("Separate Account"). The Travelers Insurance Company sponsors the Travelers Fund ABD for Variable Annuities ("Fund ABD"); The Travelers Life and Annuity Company sponsors the Travelers Fund ABD II for Variable Annuities ("Fund ABD II"). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

Your issuing Company is The Travelers Life and Annuity Company unless you reside in one of the following locations. The Travelers Insurance Company issues Contracts in the locations listed below:

Bahamas                            North Carolina
British Virgin Islands             Oregon(1)
Guam                               Puerto Rico
Kansas                             Tennessee
Maine                              U.S. Virgin Islands
New Hampshire                      Washington(1)
New Jersey                         Wyoming
New York

---------------

(1) The Travelers Insurance Company issues only single premium contracts with variable and fixed accounts for these states. The Travelers Life and Annuity Company issues only flexible premium contracts with variable accounts in these states. Please refer to your Contract or ask your agent for more information.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase. During the accumulation phase generally, under a qualified contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the variable funding options and/or the Fixed Account. If you elect variable income payments, the dollar amount or your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed or income options.

WHO SHOULD PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); and (3) rollovers from other qualified retirement plans. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment allocated to a variable funding option during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment. During the remainder of the right to return period, we will refund your contract value (including charges we assessed). We will determine your contract value at the close of business on the day we receive a written request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? Through its subaccounts, the Separate Account uses your purchase payments to purchase units, at your direction, of one or more of the variable funding options. In turn, each variable funding option invests in an underlying mutual fund ("underlying fund") that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these variable funding options.

You can transfer between the variable funding options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. You may transfer between the Fixed Account and the variable funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from the amounts you allocate to the Separate Account. We deduct the administrative expense risk charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.25%. For contracts with a value of less than $40,000 we also deduct an annual administrative charge of $30. Each underlying Fund also charges for management and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the purchase payments. The maximum percentage is 6%, decreasing to 0% in years eight and later.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the owner, joint owner, or annuitant. Assuming you are the annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives due proof of death and written payment instructions. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about accumulation unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - SYSTEMATIC WITHDRAWAL OPTION. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in variable funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match your original (or your latest) funding option allocation request.

                                   FEE TABLE
--------------------------------------------------------------------------------
The purpose of this Fee Table is to assist contract owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See "Charges and Deductions" in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. "Other Expenses" include operating costs of each underlying fund. Each fund reflects these expenses in its net asset value; the expenses are not deducted from your contract value.

TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(as a percentage of the purchase payments withdrawn)

YEARS SINCE PURCHASE
    PAYMENT MADE      WITHDRAWAL CHARGE
        0-1                  6%
         2                   6%
         3                   5%
         4                   5%
         5                   4%
         6                   3%
         7                   2%
     8 and over              0%

ANNUAL SEPARATE ACCOUNT CHARGES

(as a percentage of the average daily net assets of the Separate Account)

Mortality & Expense Risk Charge........................1.25%
Administrative Expense Charge..........................0.15%
  Total Separate Account Charges.......................1.40%

OTHER ANNUAL CHARGES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE.......................      $30
(Waived if contract value is $40,000 or more)

VARIABLE FUNDING OPTION EXPENSES:

(as a percentage of average daily net assets of the funding option as of December 31, 2000, unless otherwise noted)

                                                                                                        TOTAL
                                                                                                   ANNUAL OPERATING
                                                    MANAGEMENT FEE                OTHER EXPENSES       EXPENSES
                                                    (AFTER EXPENSE                (AFTER EXPENSE    (AFTER EXPENSE
                 FUNDING OPTIONS:                   REIMBURSEMENT)   12B-1 FEES   REIMBURSEMENT)    REIMBURSEMENT)
-------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
    Balanced Portfolio -- Service Shares *........       0.65%          0.25%          0.02%             0.92%
    Capital Appreciation Portfolio -- Service
      Shares *....................................       0.65%          0.25%          0.02%             0.92%
    Strategic Value Portfolio -- Service Shares
      *...........................................       0.00%          0.25%          1.25%             1.50%(1)
    Worldwide Growth Portfolio -- Service Shares
      *...........................................       0.65%          0.25%          0.05%             0.95%
SALOMON BROTHERS VARIABLE SERIES FUND INC.
    Capital Fund..................................       0.58%                         0.42%             1.00%(2)
    High Yield Bond Fund..........................       0.00%                         1.00%             1.00%(2)
    Investors Fund................................       0.70%                         0.21%             0.91%
    Small Cap Growth Fund.........................       0.00%                         1.50%             1.50%(2)
    Strategic Bond Fund...........................       0.36%                         0.64%             1.00%(2)
THE TRAVELERS SERIES TRUST
    Equity Income Portfolio.......................       0.75%                         0.07%             0.82%(3)
    Large Cap Portfolio...........................       0.75%                         0.07%             0.82%(3)

                                                                                                        TOTAL
                                                                                                   ANNUAL OPERATING
                                                    MANAGEMENT FEE                OTHER EXPENSES       EXPENSES
                                                    (AFTER EXPENSE                (AFTER EXPENSE    (AFTER EXPENSE
                 FUNDING OPTIONS:                   REIMBURSEMENT)   12B-1 FEES   REIMBURSEMENT)    REIMBURSEMENT)
-------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
    Active International Allocation Portfolio.....       0.00%                         1.15%             1.15%(4)
    Emerging Markets Equity Portfolio.............       1.09%                         0.71%             1.80%(4)
    Equity Growth Portfolio.......................       0.48%                         0.37%             0.85%(4)
    Global Value Equity Portfolio.................       0.52%                         0.63%             1.15%(4)
    Mid Cap Growth Portfolio......................       0.00%                         1.05%             1.05%(4)
    Mid Cap Value Portfolio.......................       0.53%                         0.52%             1.05%(4)
    Technology Portfolio..........................       0.59%                         0.56%             1.15%(4)
    U.S. Real Estate Portfolio....................       0.74%                         0.36%             1.10%(4)
    Value Portfolio...............................       0.31%                         0.54%             0.85%(4)
VAN KAMPEN LIFE INVESTMENT TRUST
    Comstock Portfolio............................       0.00%                         1.01%             1.01%(5)
    Domestic Income Portfolio.....................       0.00%                         0.62%             0.62%(6)
    Emerging Growth Portfolio.....................       0.70%                         0.05%             0.75%
    Enterprise Portfolio..........................       0.50%                         0.10%             0.60%
    Government Portfolio..........................       0.31%                         0.29%             0.60%(7)
    Growth and Income Portfolio...................       0.55%                         0.20%             0.75%(8)
    Money Market Portfolio........................       0.14%                         0.47%             0.61%(9)
VARIABLE INSURANCE PRODUCTS FUND II
    Contrafund(R) Portfolio -- Service Class 2
      *...........................................       0.57%          0.25%          0.10%             0.92%(10)
VARIABLE INSURANCE PRODUCTS FUND III
    Mid Cap Portfolio -- Service Class 2 *........       0.57%          0.25%          0.17%             0.99%(10)

NOTES:

 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer, other service provider).

 (1) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the fees for STRATEGIC VALUE PORTFOLIO -- SERVICE SHARES. Expenses without contractual waivers by Janus Capital for the Management Fee, 12b-1 fee, Other Expenses, and Total Annual Operating Expenses would have been 0.65%, 0.25%, 2.82%, and 3.72%, respectively. Waivers, if applicable, are first applied against the Management Fee and then against Other Expenses, and will continue until at least the next annual renewal of the advisory agreement.

 (2) The table below reflects the voluntary agreement by Salomon Brothers Asset Management to impose an expense cap for the fiscal year ending December 31, 2000 on the Total Annual Operating Expenses of each fund at the amount shown in the table through the reimbursement of expenses. Absent such agreement, the ratio of Other Expenses and Total Operating Expenses would be:

                                                                                                        TOTAL ANNUAL
                                FUND                              MANAGEMENT FEES   OTHER EXPENSES   OPERATING EXPENSES
                                ----                              ---------------   --------------   ------------------
    Capital Fund................................................       0.85%             0.42%              1.27%
    High Yield Bond Fund........................................       0.75%             1.03%              1.78%
    Small Cap Fund..............................................       0.75%             1.77%              2.52%
    Strategic Bond Fund.........................................       0.75%             0.64%              1.39%

 (3) TAMIC or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. Without such expense reductions, Total Annual Operating Expenses for the EQUITY INCOME PORTFOLIO and the LARGE CAP PORTFOLIO would have been 0.87% and 0.84%, respectively.

 (4) The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio's Adviser to the extent the total operating expenses exceed the following percentages: ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO 1.15%; EMERGING MARKETS EQUITY PORTFOLIO 1.75%; EQUITY GROWTH PORTFOLIO 0.85%; GLOBAL VALUE EQUITY PORTFOLIO 1.15%; MID CAP GROWTH PORTFOLIO 1.05%; MID CAP VALUE PORTFOLIO 1.05%; TECHNOLOGY PORTFOLIO 1.15%; U.S. REAL ESTATE PORTFOLIO 1.10%; and VALUE PORTFOLIO 0.85%. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the "Management Fees", "Other Expenses" and "Total Annual Operating Expenses" would be as stated below:

                                                                                                        TOTAL ANNUAL
                             PORTFOLIO                            MANAGEMENT FEES   OTHER EXPENSES   OPERATING EXPENSES
                             ---------                            ---------------   --------------   ------------------
    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO...................       0.80%             1.26%              2.06%
    EMERGING MARKETS EQUITY PORTFOLIO...........................       1.25%             0.71%              1.96%
    EQUITY GROWTH PORTFOLIO.....................................       0.55%             0.37%              0.92%
    GLOBAL VALUE EQUITY PORTFOLIO...............................       0.80%             0.63%              1.43%
    MID CAP GROWTH PORTFOLIO....................................       0.75%             1.54%              2.29%
    MID CAP VALUE PORTFOLIO.....................................       0.75%             0.52%              1.27%
    TECHNOLOGY PORTFOLIO........................................       0.80%             0.56%              1.36%
    U.S. REAL ESTATE PORTFOLIO..................................       0.80%             0.36%              1.16%
    VALUE PORTFOLIO.............................................       0.55%             0.54%              1.09%

  Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement, if any, the Adviser excludes from "Total Annual Operating Expenses" certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" would be 0.05% of such investment related expenses for the EMERGING MARKETS EQUITY PORTFOLIO.

 (5) If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the COMSTOCK PORTFOLIO would have been 2.20%. In addition, this Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would further decrease by 0.06% for the year ended December 31, 2000.

 (6) If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the DOMESTIC INCOME PORTFOLIO would have been 1.44%. In addition, this Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would further decrease by 0.02% for the year ended December 31, 2000.

 (7) If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the GOVERNMENT PORTFOLIO would have been 0.79%.

 (8) If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the GROWTH AND INCOME PORTFOLIO would have been 0.80%.

 (9) If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the MONEY MARKET PORTFOLIO would have been 0.97%. In addition, this Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would further decrease by 0.01% for the year ended December 31, 2000.

(10) Actual annual operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. Without such reduction, Total Annual Operating Expenses for the CONTRAFUND(R) PORTFOLIO -- SERVICE CLASS 2 and MID CAP PORTFOLIO -- SERVICE CLASS 2 would have been 0.90%, and 0.94%, respectively.

EXAMPLES

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2000, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The examples also assume that the $30 annual contract administrative charge is equivalent to 0.012% of the Separate Account contract value.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and the charges reflected in the expense table above.

-----------------------------------------------------------------------------------------------------------------------------
                                            IF CONTRACT IS SURRENDERED AT THE END OF      IF CONTRACT IS NOT SURRENDERED OR
                                                          PERIOD SHOWN:                  ANNUITIZED AT END OF PERIOD SHOWN:
                                            -----------------------------------------   -------------------------------------
              FUNDING OPTION                1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
  Balanced Portfolio -- Service Shares....     84       123        165         267        24        73       125       267
  Capital Appreciation
    Portfolio -- Service Shares...........     84       123        165         267        24        73       125       267
  Strategic Value Portfolio -- Service
    Shares................................     89       140        193         323        29        90       153       323
  Worldwide Growth Portfolio -- Service
    Shares................................     84       124        166         270        24        74       126       270
SALOMON BROTHERS VARIABLE SERIES FUND INC.
  Capital Fund............................     84       125        169         275        24        75       129       275
  High Yield Bond Fund....................     84       125        169         275        24        75       129       275
  Investors Fund..........................     84       123        164         266        24        73       124       266
  Small Cap Growth Fund...................     89       140        193         323        29        90       153       323
  Strategic Bond Fund.....................     84       125        169         275        24        75       129       275
THE TRAVELERS SERIES TRUST
  Equity Income Portfolio.................     83       120        160         257        23        70       120       257
  Large Cap Portfolio.....................     83       120        160         257        23        70       120       257
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
  Active International Allocation
    Portfolio.............................     86       130        176         290        26        80       136       290
  Emerging Markets Equity Portfolio.......     92       149        208         351        32        99       168        35
  Equity Growth Portfolio.................     83       121        161         260        23        71       121       260
  Global Value Equity Portfolio...........     86       130        176         290        26        80       136       290
  Mid Cap Growth Portfolio................     85       127        171         280        25        77       131       280
  Mid Cap Value Portfolio.................     85       127        171         280        25        77       131       280
  Technology Portfolio....................     86       130        176         290        26        80       136       290
  U.S. Real Estate Portfolio..............     85       128        174         285        25        78       134       285
  Value Portfolio.........................     83       121        161         260        23        71       121       260
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio......................     85       126        169         276        25        76       129       276
  Domestic Income Portfolio...............     81       114        149         236        21        64       109       236
  Emerging Growth Portfolio...............     82       118        156         249        22        68       116       249
  Enterprise Portfolio....................     80       113        148         234        20        63       108       234
  Government Portfolio....................     80       113        148         234        20        63       108       234
  Growth and Income Portfolio.............     82       118        156         249        22        68       116       249
  Money Market Portfolio..................     81       113        149         235        21        63       109       235
VARIABLE INSURANCE PRODUCTS FUND II
  Contrafund(R) Portfolio -- Service Class
    2.....................................     84       123        165         267        24        73       125       267
VARIABLE INSURANCE PRODUCTS FUND III
  Mid Cap Portfolio -- Service Class 2....     84       125        168         274        24        75       128       274

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                            See Appendices A and B.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Travelers Premier Advisers is a contract between the contract owner ("you") and the Company. We describe your rights and benefits in this prospectus and in the Contract. There may be differences in your Contract because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make purchase payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one Fixed Account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account contract value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account contract value"). The contract value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract. The date the contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-599-9460.

PURCHASE PAYMENTS

Your initial purchase payment is due and payable before the Contract becomes effective. The initial purchase payment must be at least $5,000. You may make additional payments of at least $500 at any time. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial purchase payment less any applicable premium tax (net purchase payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent purchase payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

THE VARIABLE FUNDING OPTIONS

You choose the variable funding options to which you allocate your purchase payments. These variable funding options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds that must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your registered representative or call 1-800-599-9460 to request additional copies of the prospectuses.

The Company has entered into agreements with either the investment adviser or distributor of certain of the underlying funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the underlying funds on behalf of the Separate Account. In addition, an affiliated broker-dealer will receive 12b-1 fees deducted from certain underlying fund assets for providing distribution, shareholder support and administrative services to some of the underlying funds.

If any of the underlying funds become unavailable for allocating purchase payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser:

---------------------------------------------------------------------------------------------------------------------
            FUNDING                                 INVESTMENT                                  INVESTMENT
            OPTION                                   OBJECTIVE                              ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
    Balanced Portfolio --        Seeks long-term capital growth, consistent with      Janus Capital
    Service Shares               preservation of capital and balanced by current
                                 income.
    Capital Appreciation         Seeks long-term capital growth by investing          Janus Capital
    Portfolio -- Service Shares  primarily in common stocks selected for their growth potential. The portfolio may invest in
                                 companies of any size.
    Strategic Value              Seeks long-term growth of capital.                   Janus Capital
    Portfolio -- Service Shares
    Worldwide Growth             Seeks growth of capital in a manner consistent       Janus Capital
    Portfolio -- Service Shares  with preservation of capital by investing primarily in common stocks of companies of any
                                 size throughout the world.

SALOMON BROTHERS VARIABLE
SERIES FUND, INC.
    Capital Fund                 Seeks capital appreciation, primarily through        Salomon Brothers Asset
                                 investments in common stocks which are believed      Management ("SBAM")
                                 to have above-average price appreciation
                                 potential and which may involve above average
                                 risk.

---------------------------------------------------------------------------------------------------------------------
            FUNDING                                 INVESTMENT                                  INVESTMENT
            OPTION                                   OBJECTIVE                              ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS VARIABLE
SERIES FUND, INC. (CONT.)
    High Yield Bond Fund         Seeks to maximize current income, and,               SBAM
                                 secondarily, to seek capital appreciation through
                                 investments in medium or lower rating categories.
    Investors Fund               Seeks long-term growth of capital, and,              SBAM
                                 secondarily, current income, through investments
                                 in common stocks of well-known companies.
    Small Cap Growth Fund        Seeks long-term growth of capital by investing       SBAM
                                 primarily in equity securities of companies with
                                 market capitalizations similar to that of
                                 companies included in the Russell 2000 Index.
    Strategic Bond Fund          Seeks a high level of current income. As a           SBAM
                                 secondary objective, the portfolio will seek
                                 capital appreciation.

THE TRAVELERS SERIES TRUST
    Equity Income Portfolio      Seeks reasonable income by investing at least 65%    TAMIC
                                 in income-producing equity securities. The           Subadviser: Fidelity Management
                                 balance may be invested in all types of domestic     & Research Co ("FMR")
                                 and foreign securities, including bonds. The
                                 Portfolio seeks to achieve a yield that exceeds
                                 that of the securities comprising the S&P 500.
                                 The Subadviser also considers the potential for
                                 capital appreciation.
    Large Cap Portfolio          Seeks long-term growth of capital by investing       TAMIC
                                 primarily in equity securities of companies with     Subadviser: FMR
                                 large market capitalizations.

THE UNIVERSAL INSTITUTIONAL
FUNDS, INC.
    Active International         Seeks above-average capital appreciation by          Morgan Stanley Dean Witter
    Allocation Portfolio         investing in a highly diversified mix of equity      Investment Management Inc.
                                 securities of non-U.S. issuers.                      ("MSDW")
    Emerging Markets Equity      Seeks long-term capital appreciation by investing    MSDW
    Portfolio                    primarily in equity securities of emerging market
                                 country issuers with a focus on those in which
                                 the adviser believes the economies are developing
                                 strongly and in which the markets are becoming
                                 more sophisticated.
    Equity Growth Portfolio      Seeks to maximize long-term capital appreciation     MSDW
                                 by investing primarily in the equity securities
                                 of U.S. and, to a limited extent, foreign
                                 companies that exhibit strong or accelerating
                                 growth earnings.
    Global Value Equity          Seeks long-term capital appreciation by investing    MSDW
    Portfolio                    primarily in equity securities of issuers
                                 throughout the world, including the U.S.
    Mid Cap Growth Portfolio     Seeks long-term capital growth by investing          Miller, Anderson & Sherrerd
                                 primarily in common stocks and other equity          ("MAS")
                                 securities.
    Mid Cap Value Portfolio      Seeks above-average total return over a market       MSDW
                                 cycle of three to five years by investing in
                                 common stock and other equity securities of
                                 issuers with equity capitalizations in the range
                                 of the companies represented in the S&P Mid Cap
                                 400 Index (currently $100 million to $8 billion).
    Technology Portfolio         Seeks long-term capital appreciation by investing    MSDW
                                 primarily in equity securities of companies that
                                 the investment adviser expects to benefit from
                                 their involvement in technology or
                                 technology-related industries.
    U.S. Real Estate Portfolio   Seeks above-average current income and long-term     MSDW
                                 capital appreciation by investing primarily in
                                 equity securities of companies in the U.S. Real
                                 Estate industry, including real estate investment
                                 trusts ("REITS")

---------------------------------------------------------------------------------------------------------------------
            FUNDING                                 INVESTMENT                                  INVESTMENT
            OPTION                                   OBJECTIVE                              ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL
FUNDS, INC. (CONT.)
    Value Portfolio              Seeks above-average total return over a market       MAS
                                 cycle of three to five years by investing
                                 primarily in a diversified portfolio of common
                                 stocks and other equity securities that the
                                 adviser believes to be relatively undervalued
                                 based on various measures such as price earnings
                                 ratios and price book ratios.
VAN KAMPEN LIFE INVESTMENT
TRUST
    Comstock Portfolio           Seeks capital growth and income through invest-      Van Kampen Asset Management,
                                 ments in equity securities, including common         Inc. ("VKAM")
                                 stocks and securities convertible into common and
                                 preferred stocks.
    Domestic Income Portfolio    Seeks current income primarily and capital           VKAM
                                 appreciation as a secondary objective only when
                                 consistent with its primary investment objective.
                                 The Portfolio attempts to achieve these
                                 objectives through investment primarily in a
                                 diversified portfolio of fixed-income securities.
                                 The Portfolio may invest in investment grade
                                 securities and lower rated and nonrated
                                 securities. Lower rated securities (commonly
                                 known as "junk bonds") are regarded by the rating
                                 agencies as predominantly speculative with
                                 respect to the issuer's continuing ability to
                                 meet principal and interest payments.
    Emerging Growth Portfolio    Seeks capital appreciation by investing primarily    VKAM
                                 in common stocks of companies considered to be
                                 emerging growth companies.
    Enterprise Portfolio         Seeks capital appreciation through investments       VKAM
                                 believed by the Adviser to have above-average
                                 potential for capital appreciation.
    Government Portfolio         Seeks to provide investors with a high current       VKAM
                                 return consistent with preservation of capital by
                                 investing primarily in debt securities issued or
                                 guaranteed by the U.S. government, its agencies
                                 or instrumentalities.
    Growth and Income Portfolio  Seeks long-term growth of capital and income by      VKAM
                                 investing primarily in income-producing equity
                                 securities, including common stocks and
                                 convertible securities.
    Money Market Portfolio       Seeks protection of capital and high current         VKAM
                                 income through investments in money market
                                 instruments. Investments in the Money Market
                                 Portfolio are neither insured nor guaranteed by
                                 the U.S. Government. Although the Money Market
                                 Portfolio seeks to maintain a stable net asset
                                 value of $1.00 per share, there is no assurance
                                 that it will be able to do so.
VARIABLE INSURANCE PRODUCTS
FUND II
    Contrafund(R) Portfolio --   Seeks long-term capital appreciation by investing    FMR
    Service Class 2              primarily in common stocks of companies whose
                                 value the adviser believes is not fully
                                 recognized by the public.

VARIABLE INSURANCE PRODUCTS
  FUND III
    Mid Cap Portfolio --         Seeks long-term growth of capital and income by      FMR
    Service Class 2              investing primarily in income-producing equity
                                 securities, including common stocks and
                                 convertible securities.

                                 FIXED ACCOUNT
--------------------------------------------------------------------------------
We offer our Fixed Account as a funding option. Please see Appendix C for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts;

     - the death benefit paid on the death of the contract owner, annuitant, or first of the joint contract owners,

     - the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);

     - administration of the annuity options available under the Contracts; and

     - the distribution of various reports to contract owners.

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts,

     - sales and marketing expenses including commission payments to your sales agent, and

     - other costs of doing business.

Risks we assume include:

     - that annuitants may live longer than estimated when the annuity factors under the Contracts were established;

     - that the amount of the death benefit will be greater than the contract value, and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. (For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur.) We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from purchase payments when they are made to the Contract. However, a withdrawal charge will apply if purchase payments are withdrawn before they have been in the Contract for eight years. We will assess the charge as a percentage of the purchase payment withdrawn as follows:

YEARS SINCE PURCHASE
    PAYMENT MADE      WITHDRAWAL CHARGE
        0-1                  6%
         2                   6%
         3                   5%
         4                   5%
         5                   4%
         6                   3%
         7                   2%
     8 and over              0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a) any purchase payment to which no withdrawal charge applies, then

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

     (c) any purchase payment to which a withdrawal charge applies (on a first-in, first-out basis), then

     (d) any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge:

     - due to the death of the contract owner or the annuitant (with no contingent annuitant surviving);

     - if an annuity payout has begun

     - due to a minimum distribution under our minimum distribution rules then in effect; or

     - if an income option of at least five year's duration is begun after the first contract year.

FREE WITHDRAWAL ALLOWANCE

Beginning in the second contract year, you may withdraw up to 10% of the contract value. We calculate the available withdrawal amount as of the end of the previous contract year. The free withdrawal provision applies only to partial withdrawals.

ADMINISTRATIVE CHARGES

There are two administrative charges: the annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in the first contract year, and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge:

     (1) from the distribution of death proceeds;

     (2) after an annuity payout has begun, or

     (3) if the contract value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "sub-account administrative charge") on each business day from amounts allocated to the variable funding options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options, and is reflected in our accumulation and annuity unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts held in the variable funding options. We reflect the deduction in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge equals 1.25% annually. This charge compensates the company for risks assumed, benefits provided and expenses incurred, including payment of commissions to your sales agent.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the underlying funds in the fee table. Please review the prospectus for each underlying fund for a more complete description of that fund and its expenses.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your contract value either upon death, surrender, annuitization, or at the time you make purchase payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                   TRANSFERS
--------------------------------------------------------------------------------

Up to 30 days before the maturity date, you may transfer all or part of the contract value between variable funding options. We will make transfers at the value(s) next determined after we receive your request at our Home Office. There are no charges or restrictions on the amount or frequency of transfers currently; however, we reserve the right to charge a fee for any transfer request, and to limit the number of transfers to one in any six-month period. We also reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: 1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or 2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.

Since different underlying funds have different expenses, a transfer of contract values from one variable funding option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.

After the maturity date, you may make transfers between funding options only with our consent.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more accumulation units in a funding option if the value per unit is low and will purchase fewer accumulation units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through written request or other method acceptable to us. You must have a minimum total contract value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, we may credit increased interest rates to contract owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Program, the interest rate can accrue up to 6 months on amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest on a level basis to the selected funding options in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on funds in the Special DCA Program and we must transfer all purchase payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by Travelers. If complete Program enrollment instructions are not received by the Company within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your contract value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent purchase payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you otherwise direct.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a written request specifying the fixed or variable funding option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the cash surrender value as of the close of business after we receive your surrender request at our Home Office. The cash surrender value may be more or less than the purchase payments you made. You may not make withdrawals during the annuity period.

We may defer payment of any cash surrender value for a period of up to seven days after the written request is received, but it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

SYSTEMATIC WITHDRAWALS

Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form we provide. We will surrender accumulation units pro rata from all investment options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

LOANS

Loans may be available under your Contract. If available, all loan provisions are described in your Contract or loan agreement.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified contracts. You have sole power during the annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

Joint Owner. For nonqualified contracts only, you may name joint owners (e.g., spouses) in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the variable funding options or the Fixed Account, as most recently elected by the contract owner, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

ANNUITANT

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

You may not change, delete or add a contingent annuitant after the Contract becomes effective.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

Before the maturity date, when there is no surviving annuitant, a death benefit is payable when either the annuitant or a contract owner dies. We calculate the death benefit at the close of the business day on which the Company's Home Office receives due proof of death and written payment instructions ("death report date").

We must be notified no later than six months from the date of death in order to pay the death proceeds as described under "Death Proceeds Before the Maturity Date." If we are notified more than six months after the death, we will pay death proceeds equal to contract value on the death report date, less any applicable premium tax and outstanding loans.

DEATH PROCEEDS BEFORE THE MATURITY DATE

   IF THE ANNUITANT OR AN OWNER IS YOUNGER THAN AGE 80 ON THE CONTRACT DATE:

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax, withdrawals or outstanding loans:

          (1) the contract value;

          (2) the total purchase payments made under the Contract; or

          (3) the step-up value (if any, as described below).

STEP-UP VALUE. The step-up value will initially equal the first purchase payment. When you make an additional purchase payment, we will increase the step-up value by the amount of that purchase payment. When you make a withdrawal, we will reduce the step-up value by a partial surrender reduction as described below. On each Contract anniversary before the annuitant's 80th birthday and before the annuitant's death, if the contract value is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes we will make to the step-up value on or after the annuitant's 80th birthday will be those related to additional purchase payments or withdrawals.

PARTIAL SURRENDER REDUCTION. If you make a withdrawal, we will reduce the step-up value by a partial surrender reduction which equals (1) the step-up value, multiplied by (2) the amount of the withdrawal, divided by (3) the contract value before the withdrawal.

For example, assume your current contract value is $55,000. If your original step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

          50,000 X (10,000/55,000) = 9,090

Your new step-up value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your original step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

          50,000 X (10,000/30,000) = 16,666

Your new step-up value would be 50,000-16,666, or $33,334.

     IF THE ANNUITANT OR AN OWNER IS AGE 80 OR OLDER ON THE CONTRACT DATE:

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1) or (2) below, each reduced by any applicable premium tax, withdrawals or outstanding loans:

          (1) the contract value; or

          (2) the total purchase payments made under the Contract.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NONQUALIFIED CONTRACTS

--------------------------------------------------------------------------------------------------------------
   BEFORE THE MATURITY DATE,       THE COMPANY WILL PAY                                     MANDATORY PAYOUT
     UPON THE DEATH OF THE           THE PROCEEDS TO:               UNLESS. . .               RULES APPLY*
--------------------------------------------------------------------------------------------------------------
  OWNER (WHO IS NOT THE          The beneficiary(ies), or   Unless the beneficiary is the   Yes
  ANNUITANT) (WITH NO JOINT      if none, to the contract   contract owner's spouse and
  OWNER)                         owner's estate.            the spouse elects to continue
                                                            the contract as the new owner
                                                            rather than receive the
                                                            distribution.
--------------------------------------------------------------------------------------------------------------
  OWNER (WHO IS THE ANNUITANT)   The beneficiary(ies), or   Unless the beneficiary is the   Yes
  (WITH NO JOINT OWNER)          if none, to the contract   contract owner's spouse and
                                 owner's estate.            the spouse elects to continue
                                                            the contract as the new owner
                                                            rather than receive the
                                                            distribution.
--------------------------------------------------------------------------------------------------------------
  JOINT OWNER (WHO IS NOT THE    The surviving joint        Unless the surviving joint      Yes
  ANNUITANT)                     owner.                     owner is the spouse and
                                                            elects to continue the
                                                            contract.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
  JOINT OWNER (WHO IS THE        The beneficiary(ies), or   Unless the beneficiary/
  ANNUITANT)                     if none, to the            surviving joint owner is the
                                 surviving joint owner.     contract owner's spouse and
                                                            the spouse elects to continue
                                                            the contract.
                                                            Or, unless there is a           Yes
                                                            contingent annuitant the
                                                            contingent annuitant becomes
                                                            the annuitant and the
                                                            proceeds will be paid to the
                                                            surviving joint owner. If the
                                                            surviving joint owner is the
                                                            spouse, the spouse may elect
                                                            to continue the contract.
--------------------------------------------------------------------------------------------------------------
  ANNUITANT (WHO IS NOT THE      The beneficiary(ies) or    Unless, the beneficiary is      Yes
  CONTRACT OWNER)                if none, to the contract   the contract owner's spouse
                                 owner.                     and the spouse elects to
                                                            continue the contract as the
                                                            new owner rather than receive
                                                            the distribution. Or, unless
                                                            there is a contingent
                                                            annuitant. Then, the
                                                            contingent annuitant becomes
                                                            the annuitant and the
                                                            Contract continues in effect
                                                            (generally using the original
                                                            maturity date). The proceeds
                                                            will then be paid upon the
                                                            death of the contingent
                                                            annuitant or owner.
--------------------------------------------------------------------------------------------------------------
  ANNUITANT (WHO IS THE          See death of "owner who                                    N/A
  CONTRACT OWNER)                is the annuitant" above.
--------------------------------------------------------------------------------------------------------------
  ANNUITANT (WHERE OWNER IS A    The beneficiary(ies)                                       Yes (Death of
  NONNATURAL PERSON/TRUST)       (e.g. the trust).                                          annuitant is
                                                                                            treated as death
                                                                                            of the owner in
                                                                                            these
                                                                                            circumstances.)
--------------------------------------------------------------------------------------------------------------
  CONTINGENT ANNUITANT           No death proceeds are                                      N/A
  (ASSUMING ANNUITANT IS STILL   payable; contract
  ALIVE)                         continues.
--------------------------------------------------------------------------------------------------------------
  BENEFICIARY                    No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------
  CONTINGENT BENEFICIARY         No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------

* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal Beneficiaries (as well as spousal beneficiaries who choose not to assume the contract) must begin taking distributions based on the Beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. If Mandatory Distribution has begun, the 5 year payout option is not available.

                              QUALIFIED CONTRACTS

------------------------------------------------------------------------------------------------------------
                                                                                          MANDATORY PAYOUT
   BEFORE THE MATURITY DATE,       THE COMPANY WILL PAY                                      RULES APPLY
     UPON THE DEATH OF THE           THE PROCEEDS TO:              UNLESS. . .              (SEE *ABOVE)
------------------------------------------------------------------------------------------------------------
  OWNER/ANNUITANT                The beneficiary(ies), or                                 Yes
                                 if none, to the contract
                                 owner's estate.
------------------------------------------------------------------------------------------------------------
  BENEFICIARY                    No death proceeds are                                    N/A
                                 payable; contract
                                 continues.
------------------------------------------------------------------------------------------------------------
  CONTINGENT BENEFICIARY         No death proceeds are                                    N/A
                                 payable; contract
                                 continues.
------------------------------------------------------------------------------------------------------------

DEATH PROCEEDS AFTER THE MATURITY DATE

If any contract owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular income payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among income plans (annuity or income options). While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity or income payments will begin on the maturity date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the annuitant is alive before annuity payments are made. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase the contract. Unless you elect otherwise, the maturity date will be the annuitant's 70th birthday for qualified contracts and the annuitant's 75th birthday, or ten years after the effective date of the contract, if later, for nonqualified contracts. (In certain states, the maturity date elected may not be later than the annuitant's 90th birthday; refer to your Contract.)

At least 30 days before the original maturity date, you may elect to extend the maturity date to any time prior to the annuitant's 85th birthday for nonqualified contracts or, for qualified contracts, to a later date with the Company's consent. You may use certain annuity options taken at the maturity date to meet the minimum required distribution requirements of federal tax law, or a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with certain qualified contracts upon either the later of the contract owner's attainment of age 70 1/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your contract value to provide an annuity funded by the same investment options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender value as of 14 days before the date annuity payments.

The amount of your first monthly payment depends on the annuity option you elected and the annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if they would produce a larger payment, the tables then in effect on the maturity date) by the number of thousands of dollars of contract value you apply to that annuity option. and factors in an assumed daily net investment factor. We call this your net investment rate. Your net investment rate corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payment will decrease. However, if the annualized investment performance, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your contract value as of the date annuity payments begin. Payout rates will not be lower than those shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the maturity date.

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the annuitant is alive, you can change your annuity or income option selection any time up to the maturity date. Once annuity or income payments have begun, no further elections are allowed.

During the annuitant's lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity or income payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with

120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the cash surrender value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options. Options 1 through 4 are available for both fixed and/or variable annuities. Option 5 is only available for fixed annuities.

Option 1 -- Life Annuity -- No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Other Annuity Options. The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

INCOME OPTIONS

Instead of one of the annuity options described above, and subject to the conditions described under "Election of Options," all or part of the Contract's cash surrender value (or, if required by state law, contract value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

Option 1 -- Payments of a Fixed Amount. We will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. We will pay the first payment and all later payments from each funding option or the Fixed Account in proportion to the cash surrender value attributable to each funding option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.

Option 2 -- Payments for a Fixed Period. We will make payments for the period selected. The amount of each payment will be equal to the remaining cash surrender value applied under this option divided by the number of remaining payments.

Option 3 -- Other Income Options. We will make any other arrangements for Income Options as may be mutually agreed upon.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying fund assessed) within twenty days after you receive it (the "right to return period"). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, we will refund your purchase payment in full; during the remainder of the right to return period, we will refund the contract value (including charges).

We will determine the contract value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your contract value as of that date is less than $2,000 and you have not made purchase payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the cash surrender value less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                             THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor separate accounts: Fund ABD and Fund ABD II, respectively. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts (separate account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the variable funding options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Shares of the variable funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts. Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

From time to time, we may advertise several types of historical performance for the Contract's variable funding options. We may advertise the "standardized average annual total returns" of the variable funding option, calculated in a manner prescribed by the SEC, and the "nonstandardized total return," as described below. Specific examples of the performance information appear in the SAI.

STANDARDIZED METHOD. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the variable funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

NONSTANDARDIZED METHOD. We calculate nonstandardized "total returns" in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For underlying funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the underlying fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TAX-FREE EXCHANGES: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, 403(b) annuities established by public school systems or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the contract. If you purchase the contract on an individual basis with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

NONQUALIFIED ANNUITY CONTRACTS

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for contracts issued after April 22, 1987, if you transfer the contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See "Penalty Tax for Premature Distributions" below.) There is income in the contract to the extent the contract value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the contract will not be treated as an annuity contract for Federal income tax purposes and earnings under the contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any nonqualified variable annuity contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the contract owner of tax deferred treatment. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; of (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

                               OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract or the first page of the Summary of this prospectus to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

FINANCIAL STATEMENTS

The financial statements for the Company and its separate account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Tower Square, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 7% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the underlying funds. However, we believe that when an underlying fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

THE TRAVELERS INSURANCE COMPANY

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

THE TRAVELERS LIFE AND ANNUITY COMPANY

There are no pending material legal proceedings affecting the Separate Account, the principal underwriter or the Company.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  APPENDIX A:
                           TRAVELERS PREMIER ADVISERS
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES

                                                                                              PERIOD FROM
                                                                                             MAY 28, 1998
                                                     YEAR ENDED          YEAR ENDED       (EFFECTIVE DATE) TO
                 FUNDING OPTION                   DECEMBER 31, 2000   DECEMBER 31, 1999    DECEMBER 31, 1998
-------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS VARIABLE SERIES FUND, INC.:
    CAPITAL FUND (5/98)
    Unit Value at beginning of period...........     $     1.305         $    1.084           $    1.000
    Unit Value at end of period.................           1.522              1.305                1.084
    Number of units outstanding at end of                907,328            216,465               55,964
      period....................................
    YIELD BOND FUND (5/98)
    Unit Value at beginning of period...........     $     1.032         $    0.991           $    1.000
    Unit Value at end of period.................           1.017              1.032                0.991
    Number of units outstanding at end of                319,825            208,039              117,685
      period....................................
    INVESTORS FUND (4/98)
    Unit Value at beginning of period...........     $     1.132         $    1.029           $    1.000
    Unit Value at end of period.................           1.287              1.132                1.029
    Number of units outstanding at end of              7,090,936          3,905,967            1,764,644
      period....................................
    STRATEGIC BOND FUND (5/98)
    Unit Value at beginning of period...........     $     1.026         $    1.037           $    1.000
    Unit Value at end of period.................           1.086              1.026                1.037
    Number of units outstanding at end of                624,887            344,250              127,127
      period....................................
TRAVELERS SERIES TRUST.
    EQUITY INCOME PORTFOLIO (12/96)
    Unit Value at beginning of year.............     $     1.535                 --                   --
    Unit Value at end of year...................           1.652                 --                   --
    Number of units outstanding at end of             22,535,737                 --                   --
      year......................................
    LARGE CAP PORTFOLIO (12/96)
    Unit Value at beginning of year.............     $     2.123                 --                   --
    Unit Value at end of year...................           1.790                 --                   --
    Number of units outstanding at end of             22,306,844                 --                   --
      year......................................
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
  (FORMERLY MORGAN STANLEY UNIVERSAL FUNDS,
  INC.):
    EMERGING MARKETS EQUITY PORTFOLIO (5/98)
    Unit Value at beginning of period...........           1.476         $    0.769           $    1.000
    Unit Value at end of period.................     $     0.889              1.476                0.769
    Number of units outstanding at end of                309,348            238,502               27,410
      period....................................
    GLOBAL EQUITY PORTFOLIO (5/98)
    Unit Value at beginning of period...........     $     1.017         $    0.991           $    1.000
    Unit Value at end of period.................           1.118              1.017                0.991
    Number of units outstanding at end of                922,022            508,044              163,749
      period....................................
    MID CAP VALUE PORTFOLIO (5/98)
    Unit Value at beginning of period...........     $     1.235         $    1.042           $    1.000
    Unit Value at end of period.................           1.348              1.235                1.042
    Number of units outstanding at end of                859,060            818,991              219,618
      period....................................
    U.S. REAL ESTATE PORTFOLIO (10/98)
    Unit Value at beginning of period...........     $     0.866
    Unit Value at end of period.................           1.093
    Number of units outstanding at end of                138,149
      period....................................
    VALUE PORTFOLIO (5/98)
    Unit Value at beginning of period...........     $     0.852         $    0.880           $    1.000
    Unit Value at end of period.................           1.050              0.852                0.880
    Number of units outstanding at end of                938,076            853,765              258,345
      period....................................

                                  APPENDIX A:
                           TRAVELERS PREMIER ADVISERS
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                                              PERIOD FROM
                                                                                             MAY 28, 1998
                                                     YEAR ENDED          YEAR ENDED       (EFFECTIVE DATE) TO
                 FUNDING OPTION                   DECEMBER 31, 2000   DECEMBER 31, 1999    DECEMBER 31, 1998
-------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST
    COMSTOCK PORTFOLIO (5/99)
    Unit Value at beginning of year.............     $     0.916         $    1.000           $       --
    Unit Value at end of year...................           1.173              0.916                   --
    Number of units outstanding at end of                272,114             65,606                   --
      year......................................
    DOMESTIC INCOME PORTFOLIO (8/98)
    Unit Value at beginning of year.............     $     0.983         $    1.019           $    1.000
    Unit Value at end of year...................           1.029              0.983                1.019
    Number of units outstanding at end of                815,911            533,733              116,317
      year......................................
    EMERGING GROWTH PORTFOLIO (6/98)
    Unit Value at beginning of year.............     $     2.426         $    1.204           $    1.000
    Unit Value at end of year...................           2.150              2.426                1.204
    Number of units outstanding at end of              1,080,269            483,237               27,183
      year......................................
    ENTERPRISE PORTFOLIO (7/98)
    Unit Value at beginning of year.............     $     1.344         $    1.083           $    1.000
    Unit Value at end of year...................           1.132              1.344                1.083
    Number of units outstanding at end of              1,563,368            953,537              233,972
      year......................................
    GOVERNMENT PORTFOLIO (10/98)
    Unit Value at beginning of year.............     $     1.003         $    1.052           $    1.000
    Unit Value at end of year...................           1.111              1.003                1.052
    Number of units outstanding at end of                488,213            333,180              347,758
      year......................................
    GROWTH AND INCOME PORTFOLIO (6/98)
    Unit Value at beginning of year.............     $     1.147         $    1.030           $    1.000
    Unit Value at end of year...................           1.350              1.147                1.030
    Number of units outstanding at end of              1,663,683          1,105,415              292,761
      year......................................
    MONEY MARKET PORTFOLIO (5/98)
    Unit Value at beginning of year.............     $     1.055         $    1.023           $    1.000
    Unit Value at end of year...................           1.102              1.055                1.023
    Number of units outstanding at end of              1,706,894            545,168              637,874
      year......................................
    REAL ESTATE SECURITIES PORTFOLIO (5/98)#
    Unit Value at beginning of period...........     $        --         $    0.909           $    1.000
    Unit Value at end of period.................              --              0.866                0.909
    Number of units outstanding at end of                     --            105,964               66,511
      period....................................

(#) Effective September 22, 2000, the Portfolio merged with the U.S. Real Estate
    Portfolio of The Universal Institutional Funds, Inc.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account. The Separate Account became effective on June 24, 1996, although this product became active within this Separate Account in 1998. Funding Options not listed had no amounts yet allocated to them. The financial statements for Fund ABD and the consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                                  APPENDIX B:

                           TRAVELERS PREMIER ADVISERS

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES

                                                                                             *PERIOD FROM
                                                                                             APRIL 8, 1998
                                                     YEAR ENDED          YEAR ENDED       (EFFECTIVE DATE) TO
                 FUNDING OPTION                   DECEMBER 31, 2000   DECEMBER 31, 1999    DECEMBER 31, 1998
-------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.:
    CAPITAL FUND (5/98)
    Unit Value at beginning of period...........     $     1.305         $    1.084           $    1.000
    Unit Value at end of period.................           1.522              1.305                1.084
    Number of units outstanding at end of
      period....................................       5,750,512          2,802,945            1,220,503
    HIGH YIELD BOND FUND (5/98)
    Unit Value at beginning of period...........     $     1.032         $    0.991           $    1.000
    Unit Value at end of period.................           1.017              1.032                0.991
    Number of units outstanding at end of
      period....................................       3,132,176          3,085,254            2,965,625
    INVESTORS FUND (4/98)
    Unit Value at beginning of period...........     $     1.132         $    1.029           $    1.000
    Unit Value at end of period.................           1.287              1.132                1.029
    Number of units outstanding at end of
      period....................................      12,889,045          8,670,638            3,232,444
    STRATEGIC BOND FUND (5/98)
    Unit Value at beginning of period...........     $     1.026         $    1.037           $    1.000
    Unit Value at end of period.................           1.086              1.026                1.037
    Number of units outstanding at end of
      period....................................       4,817,403          3,695,681            1,887,776
TRAVELERS SERIES TRUST.
    EQUITY INCOME PORTFOLIO (12/96)
    Unit Value at beginning of year.............     $     1.535                 --                   --
    Unit Value at end of year...................           1.652                 --                   --
    Number of units outstanding at end of
      year......................................      37,849,058                 --                   --
    LARGE CAP PORTFOLIO (12/96)
    Unit Value at beginning of year.............     $     2.123                 --                   --
    Unit Value at end of year...................           1.790                 --                   --
    Number of units outstanding at end of
      year......................................      34,231,283                 --                   --
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
  (FORMERLY MORGAN STANLEY UNIVERSAL FUNDS,
  INC.):
    EMERGING MARKETS EQUITY PORTFOLIO (5/98)
    Unit Value at beginning of period...........     $     1.476         $    0.769           $    1.000
    Unit Value at end of period.................           0.889              1.476                0.769
    Number of units outstanding at end of
      period....................................       2,933,453          1,187,791              325,885
    GLOBAL EQUITY PORTFOLIO (5/98)
    Unit Value at beginning of period...........     $     1.017         $    0.991           $    1.000
    Unit Value at end of period.................           1.118              1.017                0.991
    Number of units outstanding at end of
      period....................................       7,845,996          4,937,653            2,791,215
    MID CAP VALUE PORTFOLIO (5/98)
    Unit Value at beginning of period...........     $     1.235         $    1.042           $    1.000
    Unit Value at end of period.................           1.348              1.235                1.042
    Number of units outstanding at end of
      period....................................       9,721,231          5,752,898            3,208,568
    U.S. REAL ESTATE PORTFOLIO
    Unit Value at beginning of period...........     $     0.866                 --                   --
    Unit Value at end of period.................           1.093                 --                   --
    Number of units outstanding at end of
      period....................................       2,626,035                 --                   --
    VALUE PORTFOLIO (5/98)
    Unit Value at beginning of period...........     $     0.852         $    0.880           $    1.000
    Unit Value at end of period.................           1.050              0.852                0.880
    Number of units outstanding at end of
      period....................................       9,127,019          6,166,448            2,812,523

                                  APPENDIX B:

                           TRAVELERS PREMIER ADVISERS

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                                             *PERIOD FROM
                                                                                             APRIL 8, 1998
                                                     YEAR ENDED          YEAR ENDED       (EFFECTIVE DATE) TO
                 FUNDING OPTION                   DECEMBER 31, 2000   DECEMBER 31, 1999    DECEMBER 31, 1998
-------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST
    COMSTOCK PORTFOLIO (5/99)
    Unit Value at beginning of year.............     $     0.916         $    1.000
    Unit Value at end of year...................           1.173              0.916
    Number of units outstanding at end of
      year......................................       2,259,815            592,847
    DOMESTIC INCOME PORTFOLIO (6/98)
    Unit Value at beginning of year.............     $     0.983         $    1.019           $    1.000
    Unit Value at end of year...................           1.029              0.983                1.019
    Number of units outstanding at end of
      year......................................       3,099,728          2,370,354              922,300
    EMERGING GROWTH PORTFOLIO (5/98)
    Unit Value at beginning of year.............     $     2.426         $    1.204           $    1.000
    Unit Value at end of year...................           2.150              2.426                1.204
    Number of units outstanding at end of
      year......................................      10,070,878          4,454,847            1,147,900
    ENTERPRISE PORTFOLIO (5/98)
    Unit Value at beginning of year.............     $     1.344         $    1.083           $    1.000
    Unit Value at end of year...................           1.132              1.344                1.083
    Number of units outstanding at end of
      year......................................      14,493,535          6,294,366            1,807,065
    GOVERNMENT PORTFOLIO (5/98)
    Unit Value at beginning of year.............     $     1.003         $    1.052           $    1.000
    Unit Value at end of year...................           1.111              1.003                1.052
    Number of units outstanding at end of
      year......................................       2,405,940          1,781,637              754,724
    GROWTH AND INCOME PORTFOLIO (5/98)
    Unit Value at beginning of year.............     $     1.147         $    1.030           $    1.000
    Unit Value at end of year...................           1.350              1.147                1.030
    Number of units outstanding at end of
      year......................................      10,991,961          6,242,006            2,274,752
    MONEY MARKET PORTFOLIO (5/98)
    Unit Value at beginning of year.............     $     1.055         $    1.023           $    1.000
    Unit Value at end of year...................           1.102              1.055                1.023
    Number of units outstanding at end of
      year......................................       5,786,461          7,282,651            4,773,944
    REAL ESTATE SECURITIES PORTFOLIO (5/98)#
    Unit Value at beginning of period...........              --         $    0.909           $    1.000
    Unit Value at end of period.................              --              0.866                0.909
    Number of units outstanding at end of
      period....................................              --          1,437,131              693,461

(*) The Travelers Fund ABD II for Variable Annuities first became effective June
    24, 1996 although this product became active within this Separate Account on April 8, 1998.

(#) Effective September 22, 2000, the Portfolio merged with the U.S. Real Estate
    Portfolio of The Universal Institutional Funds, Inc.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account. The Separate Account first became effective June 24, 1996 although this product became active within this Separate Account on April 8, 1998. Funding Options not listed had no amounts yet allocated to them. The financial statements for Fund ABD II and the financial statements of The Travelers Life and Annuity Company are contained in the SAI.

                                   APPENDIX C
--------------------------------------------------------------------------------

                               THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the separate accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of 3% per year in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

TRANSFERS

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract effective date. We limit transfers to an amount of up to 15% of the Fixed Account contract value on the semiannual contract effective date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX D
--------------------------------------------------------------------------------

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

     The Insurance Company
     Principal Underwriter
     Distribution and Principal Underwriting Agreement
     Valuation of Assets
     Performance Information
     Federal Tax Considerations
     Independent Accountants
     Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 1, 2001 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183. The Travelers Insurance Company Statement of Additional Information is printed on Form L-20686S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-20687S.

Name:
----------------------------------------

Address:
----------------------------------------

----------------------------------------

L-21249                                                              May 1, 2001

                 TRAVELERS PREMIER ADVISERS ANNUITY PROSPECTUS:
                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

This prospectus describes TRAVELERS PREMIER ADVISERS ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company, depending on the state in which you purchased your Contract. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("nonqualified Contracts"). We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to Contracts and certificates as "Contracts."

You can choose to have your premium ("purchase payments") accumulate on a variable and/or fixed basis in one of our funding options. Your contract value before the maturity date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the variable funding options you select. You bear the investment risk of investing in the variable funding options. The variable funding options are:

  JANUS ASPEN SERIES                                THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (CONT.)
    Balanced Portfolio -- Service Shares            Mid Cap Value Portfolio
    Capital Appreciation Portfolio -- Service       Technology Portfolio
  Shares                                            U.S. Real Estate Portfolio(2)
    Strategic Value Portfolio -- Service Shares     Value Portfolio
    Worldwide Growth Portfolio -- Service Shares    VAN KAMPEN LIFE INVESTMENT TRUST
  SALOMON BROTHERS VARIABLE SERIES FUND, INC.       Comstock Portfolio Class II Shares
    Capital Fund                                    Domestic Income Portfolio Class II Shares
    High Yield Bond Fund                            Emerging Growth Portfolio Class II Shares
    Investors Fund                                  Enterprise Portfolio Class II Shares
    Small Cap Growth Fund                           Government Portfolio Class II Shares
    Strategic Bond Fund                             Growth and Income Portfolio Class II Shares
  TRAVELERS SERIES TRUST                            Money Market Portfolio Class II Shares
    Equity Income Portfolio                         VARIABLE INSURANCE PRODUCTS FUND II (FIDELITY)
    Large Cap Portfolio                             Contrafund(R) Portfolio -- Service Class 2
  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.           VARIABLE INSURANCE PRODUCTS FUND III (FIDELITY)
    Active International Allocation Portfolio       Mid Cap Portfolio -- Service Class 2
    Emerging Markets Equity Portfolio
    Equity Growth Portfolio
    Global Value Equity Portfolio(1)
    Mid Cap Growth Portfolio

(1) formerly Global Equity Portfolio
(2) formerly Morgan Stanley Real Estate Securities Portfolio

The Contract, certain contract features and/or some of the funding options may not be available in all states. THE CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS THAT SUPPORT THE VARIABLE FUNDING OPTIONS MUST ACCOMPANY THIS PROSPECTUS. READ AND RETAIN THEM FOR FUTURE REFERENCE.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2001. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183, call 1-800-599-9460 or access the SEC's website (http://www.sec.gov). See Appendix D for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                          PROSPECTUS DATED MAY 1, 2001

                               TABLE OF CONTENTS

Index of Special Terms..................      2
Summary.................................      3
Fee Table...............................      6
Condensed Financial Information.........     11
The Annuity Contract....................     11
    Contract Owner Inquiries............     11
    Purchase Payments...................     11
    Accumulation Units..................     11
    The Variable Funding Options........     12
Fixed Account...........................     15
Charges and Deductions..................     15
    General.............................     15
    Withdrawal Charge...................     16
    Free Withdrawal Allowance...........     16
    Administrative Charges..............     16
    Mortality and Expense Risk Charge...     17
    E.S.P. Charge.......................     17
    Variable Funding Option Expenses....     17
    Premium Tax.........................     17
    Changes in Taxes Based Upon Premium
       or Value.........................     17
Transfers...............................     17
    Dollar Cost Averaging...............     18
Access to Your Money....................     19
    Systematic Withdrawals..............     19
    Loans...............................     19
Ownership Provisions....................     20
    Types of Ownership..................     20
    Contract Owner......................     20
    Beneficiary.........................     20
    Annuitant...........................     20
Death Benefit...........................     21
    Death Proceeds Before the Maturity
       Date.............................     21
    Payment of Proceeds.................     22
    Death Proceeds After the Maturity
       Date.............................     24
The Annuity Period......................     24
    Maturity Date.......................     24
    Allocation of Annuity...............     24
    Variable Annuity....................     25
    Fixed Annuity.......................     25
Payment Options.........................     25
    Election of Options.................     25
    Annuity Options.....................     26
    Income Options......................     26
Miscellaneous Contract Provisions.......     27
    Right to Return.....................     27
    Termination.........................     27
    Required Reports....................     27
    Suspension of Payments..............     27
The Separate Accounts...................     28
    Performance Information.............     28
Federal Tax Considerations..............     29
    General Taxation of Annuities.......     29
    Types of Contracts: Qualified or
       Nonqualified.....................     29
    Nonqualified Annuity Contracts......     30
    Qualified Annuity Contracts.........     30
    Penalty Tax for Premature
       Distributions....................     31
    Diversification Requirements for
       Variable Annuities...............     31
    Ownership of the Investments........     31
    Mandatory Distributions for
       Qualified Plans..................     31
    Taxation of Death Benefit
       Proceeds.........................     31
Other Information.......................     32
    The Insurance Companies.............     32
    Financial Statements................     32
    Distribution of Variable Annuity
       Contracts........................     32
    Conformity with State and Federal
       Laws.............................     32
    Voting Rights.......................     32
    Legal Proceedings and Opinions......     33
Appendix A: Condensed Financial
  Information for The Travelers
  Insurance Company: Fund ABD...........    A-1
Appendix B: Condensed Financial
  Information for The Travelers Life and
  Annuity Company: Fund ABD II..........    B-1
Appendix C: Fixed Account...............    C-1
Appendix D: Contents of the Statement of
  Additional Information................    D-1

                             INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit.......................     11
Accumulation Period.....................     11
Annuitant...............................     20
Annuity Payments........................     24
Annuity Unit............................     12
Cash Surrender Value....................     19
Contingent Annuitant....................     20
Contract Date...........................     11
Contract Owner (You)....................     20
Contract Value..........................     11
Contract Year...........................     11
Death Report Date.......................     21
Fixed Account...........................    C-1
Funding Option(s).......................     12
Joint Owner.............................     20
Maturity Date...........................     24
Net Investment Rate.....................     25
Purchase Payment........................     11
Underlying Fund.........................     12
Written Request.........................     11

                                    SUMMARY:
                           TRAVELERS PREMIER ADVISERS

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, ("the Company," "We" or "Us") depending on where you reside. Each company sponsors its own segregated asset account ("Separate Account"). The Travelers Insurance Company sponsors the Travelers Fund ABD for Variable Annuities ("Fund ABD"); The Travelers Life and Annuity Company sponsors the Travelers Fund ABD II for Variable Annuities ("Fund ABD II"). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

Your issuing Company is The Travelers Life and Annuity Company unless you reside in one of the following locations. The Travelers Insurance Company issues Contracts in the locations listed below:

Bahamas                            North Carolina
British Virgin Islands             Oregon(1)
Guam                               Puerto Rico
Kansas                             Tennessee
Maine                              U.S. Virgin Islands
New Hampshire                      Washington(1)
New Jersey                         Wyoming
New York

---------------

(1) The Travelers Insurance Company issues only single premium contracts with variable and fixed accounts for these states. The Travelers Life and Annuity Company issues only flexible premium contracts with variable accounts in these states. Please refer to your Contract or ask your agent for more information.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase. During the accumulation phase generally, under a qualified contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the variable funding options and/or the Fixed Account. If you elect variable income payments, the dollar amount or your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed or income options.

WHO SHOULD PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); and (3) rollovers from other qualified retirement plans. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment allocated to a variable funding option during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment. During the remainder of the right to return period, we will refund your contract value (including charges we assessed). We will determine your contract value at the close of business on the day we receive a written request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? Through its subaccounts, the Separate Account uses your purchase payments to purchase units, at your direction, of one or more of the variable funding options. In turn, each variable funding option invests in an underlying mutual fund ("underlying fund") that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these variable funding options.

You can transfer between the variable funding options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. You may transfer between the Fixed Account and the variable funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from the amounts you allocate to the Separate Account. We deduct the administrative expense risk charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.25%. For contracts with a value of less than $40,000 we also deduct an annual administrative charge of $30. Each underlying Fund also charges for management and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the purchase payments. The maximum percentage is 6%, decreasing to 0% in years eight and later.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the variable funding options. This provision is not available when either the annuitant or owner is age 76 or older on the Rider Effective date.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the owner, joint owner, or annuitant. Assuming you are the annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives due proof of death and written payment instructions. You may also choose to purchase the Enhanced Stepped-Up Death Benefit option which, for a fee, may increase the amount of the death benefit. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about accumulation unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - SYSTEMATIC WITHDRAWAL OPTION. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in variable funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match your original (or your latest) funding option allocation request.

     - ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on your contract earnings.

                                   FEE TABLE
--------------------------------------------------------------------------------
The purpose of this Fee Table is to assist contract owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See "Charges and Deductions" in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. "Other Expenses" include operating costs of each underlying fund. Each fund reflects these expenses in its net asset value; the expenses are not deducted from your contract value.

TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(as a percentage of the purchase payments withdrawn)

YEARS SINCE PURCHASE
    PAYMENT MADE      WITHDRAWAL CHARGE
        0-1                  6%
         2                   6%
         3                   5%
         4                   5%
         5                   4%
         6                   3%
         7                   2%
     8 and over              0%

ANNUAL SEPARATE ACCOUNT CHARGES

(as a percentage of the average daily net assets of the Separate Account)

WITHOUT E.S.P.
Mortality & Expense Risk Charge..........1.25%
Administrative Expense Charge............0.15%
  Total Separate Account Charges.........1.40%
WITH E.S.P.
Mortality & Expense Risk Charge..........1.25%
Administrative Expense Charge............0.15%
E.S.P. Charge............................0.20%
  Total Separate Account Charges.........1.60%

OTHER ANNUAL CHARGES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE.......................      $30
(Waived if contract value is $40,000 or more)

VARIABLE FUNDING OPTION EXPENSES:

(as a percentage of average daily net assets of the funding option as of December 31, 2000, unless otherwise noted)

                                                                                                        TOTAL
                                                                                                   ANNUAL OPERATING
                                                    MANAGEMENT FEE                OTHER EXPENSES       EXPENSES
                                                    (AFTER EXPENSE                (AFTER EXPENSE    (AFTER EXPENSE
                 FUNDING OPTIONS:                   REIMBURSEMENT)   12B-1 FEES   REIMBURSEMENT)    REIMBURSEMENT)
-------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
    Balanced Portfolio -- Service Shares *........       0.65%          0.25%          0.02%             0.92%
    Capital Appreciation Portfolio -- Service
      Shares *....................................       0.65%          0.25%          0.02%             0.92%
    Strategic Value Portfolio -- Service Shares
      *...........................................       0.00%          0.25%          1.25%             1.50%(1)
    Worldwide Growth Portfolio -- Service Shares
      *...........................................       0.65%          0.25%          0.05%             0.95%
SALOMON BROTHERS VARIABLE SERIES FUND INC.
    Capital Fund..................................       0.58%                         0.42%             1.00%(2)
    High Yield Bond Fund..........................       0.00%                         1.00%             1.00%(2)
    Investors Fund................................       0.70%                         0.21%             0.91%
    Small Cap Growth Fund.........................       0.00%                         1.50%             1.50%(2)
    Strategic Bond Fund...........................       0.36%                         0.64%             1.00%(2)
THE TRAVELERS SERIES TRUST
    Equity Income Portfolio.......................       0.75%                         0.07%             0.82%(3)
    Large Cap Portfolio...........................       0.75%                         0.07%             0.82%(3)

                                                                                                        TOTAL
                                                                                                   ANNUAL OPERATING
                                                    MANAGEMENT FEE                OTHER EXPENSES       EXPENSES
                                                    (AFTER EXPENSE                (AFTER EXPENSE    (AFTER EXPENSE
                 FUNDING OPTIONS:                   REIMBURSEMENT)   12B-1 FEES   REIMBURSEMENT)    REIMBURSEMENT)
-------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
    Active International Allocation Portfolio.....       0.00%                         1.15%             1.15%(4)
    Emerging Markets Equity Portfolio.............       1.09%                         0.71%             1.80%(4)
    Equity Growth Portfolio.......................       0.48%                         0.37%             0.85%(4)
    Global Value Equity Portfolio.................       0.52%                         0.63%             1.15%(4)
    Mid Cap Growth Portfolio......................       0.00%                         1.05%             1.05%(4)
    Mid Cap Value Portfolio.......................       0.53%                         0.52%             1.05%(4)
    Technology Portfolio..........................       0.59%                         0.56%             1.15%(4)
    U.S. Real Estate Portfolio....................       0.74%                         0.36%             1.10%(4)
    Value Portfolio...............................       0.31%                         0.54%             0.85%(4)
VAN KAMPEN LIFE INVESTMENT TRUST
    Comstock Portfolio -- Class II Shares*........       0.00%          0.25%          1.01%             1.26%(5)
    Domestic Income Portfolio -- Class II
      Shares*.....................................       0.00%          0.25%          0.62%             0.87%(6)
    Emerging Growth Portfolio -- Class II
      Shares*.....................................       0.70%          0.25%          0.05%             1.00%
    Enterprise Portfolio -- Class II Shares*......       0.50%          0.25%          0.10%             0.85%
    Government Portfolio -- Class II Shares*......       0.31%          0.25%          0.29%             0.85%(7)
    Growth and Income Portfolio -- Class II
      Shares*.....................................       0.55%          0.25%          0.20%             1.00%(8)
    Money Market Portfolio -- Class II Shares*....       0.14%          0.25%          0.47%             0.86%(9)
VARIABLE INSURANCE PRODUCTS FUND II
    Contrafund(R) Portfolio -- Service Class 2
      *...........................................       0.57%          0.25%          0.10%             0.92%(10)
VARIABLE INSURANCE PRODUCTS FUND III
    Mid Cap Portfolio -- Service Class 2 *........       0.57%          0.25%          0.17%             0.99%(10)

NOTES:

 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer, other service provider).

 (1) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the fees for STRATEGIC VALUE PORTFOLIO -- SERVICE SHARES. Expenses without contractual waivers by Janus Capital for the Management Fee, 12b-1 fee, Other Expenses, and Total Annual Operating Expenses would have been 0.65%, 0.25%, 2.82%, and 3.72%, respectively. Waivers, if applicable, are first applied against the Management Fee and then against Other Expenses, and will continue until at least the next annual renewal of the advisory agreement.

 (2) The table below reflects the voluntary agreement by Salomon Brothers Asset Management to impose an expense cap for the fiscal year ending December 31, 2000 on the Total Annual Operating Expenses of each fund at the amount shown in the table through the reimbursement of expenses. Absent such agreement, the ratio of Other Expenses and Total Operating Expenses would be:

                                                                                                        TOTAL ANNUAL
                                FUND                              MANAGEMENT FEES   OTHER EXPENSES   OPERATING EXPENSES
                                ----                              ---------------   --------------   ------------------
    Capital Fund................................................       0.85%             0.42%              1.27%
    High Yield Bond Fund........................................       0.75%             1.03%              1.78%
    Small Cap Fund..............................................       0.75%             1.77%              2.52%
    Strategic Bond Fund.........................................       0.75%             0.64%              1.39%

 (3) TAMIC or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. Without such expense reductions, Total Annual Operating Expenses for the EQUITY INCOME PORTFOLIO and the LARGE CAP PORTFOLIO would have been 0.87% and 0.84%, respectively.

 (4) The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio's Adviser to the extent the total operating expenses exceed the following percentages: ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO 1.15%; EMERGING MARKETS EQUITY PORTFOLIO 1.75%; EQUITY GROWTH PORTFOLIO 0.85%; GLOBAL VALUE EQUITY PORTFOLIO 1.15%; MID CAP GROWTH PORTFOLIO 1.05%; MID CAP VALUE PORTFOLIO 1.05%; TECHNOLOGY PORTFOLIO 1.15%; U.S. REAL ESTATE PORTFOLIO 1.10%; and VALUE PORTFOLIO 0.85%. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the "Management Fees", "Other Expenses" and "Total Annual Operating Expenses" would be as stated below:

                                                                                                        TOTAL ANNUAL
                             PORTFOLIO                            MANAGEMENT FEES   OTHER EXPENSES   OPERATING EXPENSES
                             ---------                            ---------------   --------------   ------------------
    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO...................       0.80%             1.26%              2.06%
    EMERGING MARKETS EQUITY PORTFOLIO...........................       1.25%             0.71%              1.96%
    EQUITY GROWTH PORTFOLIO.....................................       0.55%             0.37%              0.92%
    GLOBAL VALUE EQUITY PORTFOLIO...............................       0.80%             0.63%              1.43%
    MID CAP GROWTH PORTFOLIO....................................       0.75%             1.54%              2.29%
    MID CAP VALUE PORTFOLIO.....................................       0.75%             0.52%              1.27%
    TECHNOLOGY PORTFOLIO........................................       0.80%             0.56%              1.36%
    U.S. REAL ESTATE PORTFOLIO..................................       0.80%             0.36%              1.16%
    VALUE PORTFOLIO.............................................       0.55%             0.54%              1.09%

  Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement, if any, the Adviser excludes from "Total Annual Operating Expenses" certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" would be 0.05% of such investment related expenses for the EMERGING MARKETS EQUITY PORTFOLIO.

 (5) If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the COMSTOCK PORTFOLIO CLASS II would have been 2.38%.

 (6) If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the DOMESTIC INCOME PORTFOLIO CLASS II would have been 24.49%. In addition, this Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would further decrease by 0.02% for the year ended December 31, 2000.

 (7) If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the GOVERNMENT PORTFOLIO CLASS II would have been 1.40%.

 (8) If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the GROWTH AND INCOME PORTFOLIO CLASS II would have been 1.03%.

 (9) If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the MONEY MARKET PORTFOLIO CLASS II would have been 1.63%. In addition, this Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would further decrease by 0.01% for the year ended December 31, 2000.

(10) Actual annual operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. Without such reduction, Total Annual Operating Expenses for the CONTRAFUND(R) PORTFOLIO -- SERVICE CLASS 2 and MID CAP PORTFOLIO -- SERVICE CLASS 2 would have been 0.90%, and 0.94%, respectively.

EXAMPLES

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2000, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The examples also assume that the $30 annual contract administrative charge is equivalent to 0.012% of the Separate Account contract value.

EXAMPLE: WITH E.S.P.

Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses with the E.S.P. option selected:

---------------------------------------------------------------------------------------------------------------------------------
                                                      IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                                            END OF PERIOD SHOWN:             ANNUITIZED AT END OF PERIOD SHOWN:
                                                    -------------------------------------   -------------------------------------
                  FUNDING OPTION                    1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
  Balanced Portfolio -- Service Shares............    86       129       175       287        26        79       135       287
  Capital Appreciation Portfolio -- Service
    Shares........................................    86       129       175       287        26        79       135       287
  Strategic Value Portfolio -- Service Shares.....    91       146       203       342        31        96       163       342
  Worldwide Growth Portfolio -- Service Shares....    86       130       176       290        26        80       136       290
SALOMON BROTHERS VARIABLE SERIES FUND INC.
  Capital Fund....................................    86       131       179       295        26        81       139       295
  High Yield Bond Fund............................    86       131       179       295        26        81       139       295
  Investors Fund..................................    86       129       174       286        26        79       134       286
  Small Cap Growth Fund...........................    91       146       203       342        31        96       163       342
  Strategic Bond Fund.............................    86       131       179       295        26        81       139       295
THE TRAVELERS SERIES TRUST
  Equity Income Portfolio.........................    85       126       170       277        25        76       130       277
  Large Cap Portfolio.............................    85       126       170       277        25        76       130       277
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
  Active International Allocation Portfolio.......    88       136       186       309        28        86       146       309
  Emerging Markets Equity Portfolio...............    94       155       218       370        34       105       178       370
  Equity Growth Portfolio.........................    85       127       171       280        25        77       131       280
  Global Value Equity Portfolio...................    88       136       186       309        28        86       146       309
  Mid Cap Growth Portfolio........................    87       133       181       299        27        83       141       299
  Mid Cap Value Portfolio.........................    87       133       181       299        27        83       141       299
  Technology Portfolio............................    88       136       186       309        28        86       146       309
  U.S. Real Estate Portfolio......................    87       134       184       304        27        84       144       304
  Value Portfolio.................................    85       127       171       280        25        77       131       280
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio Class II Shares..............    88       137       188       314        28        87       148       314
  Domestic Income Portfolio Class II Shares.......    85       127       172       282        25        77       132       282
  Emerging Growth Portfolio Class II Shares.......    86       131       179       295        26        81       139       295
  Enterprise Portfolio Class II Shares............    85       127       171       280        25        77       131       280
  Government Portfolio Class II Shares............    85       127       171       280        25        77       131       280
  Growth and Income Portfolio Class II Shares.....    86       131       179       295        26        81       139       295
  Money Market Portfolio Class II Shares..........    85       127       172       281        25        77       132       281
VARIABLE INSURANCE PRODUCTS FUND II
  Contrafund(R) Portfolio -- Service Class 2......    86       129       175       287        26        79       135       287
VARIABLE INSURANCE PRODUCTS FUND III
  Mid Cap Portfolio -- Service Class 2............    86       131       178       294        26        81       138       294

EXAMPLE: WITHOUT E.S.P.

Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses without the E.S.P. option selected:

---------------------------------------------------------------------------------------------------------------------------------
                                                      IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                                            END OF PERIOD SHOWN:             ANNUITIZED AT END OF PERIOD SHOWN:
                                                    -------------------------------------   -------------------------------------
                  FUNDING OPTION                    1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
  Balanced Portfolio -- Service Shares............    84       123       165       267        24        73       125       267
  Capital Appreciation Portfolio -- Service
    Shares........................................    84       123       165       267        24        73       125       267
  Strategic Value Portfolio -- Service Shares.....    89       140       193       323        29        90       153       323
  Worldwide Growth Portfolio -- Service Shares....    84       124       166       270        24        74       126       270
SALOMON BROTHERS VARIABLE SERIES FUND INC.
  Capital Fund....................................    84       125       169       275        24        75       129       275
  High Yield Bond Fund............................    84       125       169       275        24        75       129       275
  Investors Fund..................................    84       123       164       266        24        73       124       266
  Small Cap Growth Fund...........................    89       140       193       323        29        90       153       323
  Strategic Bond Fund.............................    84       125       169       275        24        75       129       275
THE TRAVELERS SERIES TRUST
  Equity Income Portfolio.........................    83       120       160       257        23        70       120       257
  Large Cap Portfolio.............................    83       120       160       257        23        70       120       257
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
  Active International Allocation Portfolio.......    86       130       176       290        26        80       136       290
  Emerging Markets Equity Portfolio...............    92       149       208       351        32        99       168       351
  Equity Growth Portfolio.........................    83       121       161       260        23        71       121       260
  Global Equity Portfolio.........................    86       130       176       290        26        80       136       290
  Mid Cap Growth Portfolio........................    85       127       171       280        25        77       131       280
  Mid Cap Value Portfolio.........................    85       127       171       280        25        77       131       280
  Technology Portfolio............................    86       130       176       290        26        80       136       290
  U.S. Real Estate Portfolio......................    85       128       174       285        25        78       134       285
  Value Portfolio.................................    83       121       161       260        23        71       121       260
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio Class II Shares..............    86       131       179       295        26        81       139       295
  Domestic Income Portfolio Class II Shares.......    83       121       162       262        23        71       122       262
  Emerging Growth Portfolio Class II Shares.......    84       125       169       275        24        75       129       275
  Enterprise Portfolio Class II Shares............    83       121       161       260        23        71       121       260
  Government Portfolio Class II Shares............    83       121       161       260        23        71       121       260
  Growth and Income Portfolio Class II Shares.....    84       125       169       275        24        75       129       275
  Money Market Portfolio Class II Shares..........    83       121       162       261        23        71       122       261
VARIABLE INSURANCE PRODUCTS FUND II
  Contrafund(R) Portfolio -- Service Class 2......    84       123       165       267        24        73       125       267
VARIABLE INSURANCE PRODUCTS FUND III
  Mid Cap Portfolio -- Service Class 2............    84       125       168       274        24        75       128       274

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                            See Appendices A and B.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Travelers Premier Advisers is a contract between the contract owner ("you") and the Company. We describe your rights and benefits in this prospectus and in the Contract. There may be differences in your Contract because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make purchase payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one Fixed Account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account contract value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account contract value"). The contract value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract. The date the contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-599-9460.

PURCHASE PAYMENTS

Your initial purchase payment is due and payable before the Contract becomes effective. The initial purchase payment must be at least $5,000. You may make additional payments of at least $500 at any time. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial purchase payment less any applicable premium tax (net purchase payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent purchase payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

THE VARIABLE FUNDING OPTIONS

You choose the variable funding options to which you allocate your purchase payments. These variable funding options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds that must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your registered representative or call 1-800-599-9460 to request additional copies of the prospectuses.

The Company has entered into agreements with either the investment adviser or distributor of certain of the underlying funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the underlying funds on behalf of the Separate Account. In addition, an affiliated broker-dealer will receive 12b-1 fees deducted from certain underlying fund assets for providing distribution, shareholder support and administrative services to some of the underlying funds.

If any of the underlying funds become unavailable for allocating purchase payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser:

---------------------------------------------------------------------------------------------------------------------
            FUNDING                                 INVESTMENT                                  INVESTMENT
            OPTION                                   OBJECTIVE                              ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
    Balanced Portfolio --        Seeks long-term capital growth, consistent with      Janus Capital
    Service Shares               preservation of capital and balanced by current
                                 income.
    Capital Appreciation         Seeks long-term capital growth by investing          Janus Capital
    Portfolio -- Service Shares  primarily in common stocks selected for their growth potential. The portfolio may invest in
                                 companies of any size.
    Strategic Value              Seeks long-term growth of capital.                   Janus Capital
    Portfolio -- Service Shares
    Worldwide Growth             Seeks growth of capital in a manner consistent       Janus Capital
    Portfolio -- Service Shares  with preservation of capital by investing primarily in common stocks of companies of any
                                 size throughout the world.

SALOMON BROTHERS VARIABLE
SERIES FUND, INC.
    Capital Fund                 Seeks capital appreciation, primarily through        Salomon Brothers Asset
                                 investments in common stocks which are believed      Management ("SBAM")
                                 to have above-average price appreciation
                                 potential and which may involve above average
                                 risk.
    High Yield Bond Fund         Seeks to maximize current income, and,               SBAM
                                 secondarily, to seek capital appreciation through
                                 investments in medium or lower rating categories.

---------------------------------------------------------------------------------------------------------------------
            FUNDING                                 INVESTMENT                                  INVESTMENT
            OPTION                                   OBJECTIVE                              ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS VARIABLE
SERIES FUND, INC. (CONT.)
    Investors Fund               Seeks long-term growth of capital, and,              SBAM
                                 secondarily, current income, through investments
                                 in common stocks of well-known companies.
    Small Cap Growth Fund        Seeks long-term growth of capital by investing       SBAM
                                 primarily in equity securities of companies with
                                 market capitalizations similar to that of
                                 companies included in the Russell 2000 Index.
    Strategic Bond Fund          Seeks a high level of current income. As a           SBAM
                                 secondary objective, the portfolio will seek
                                 capital appreciation.

THE TRAVELERS SERIES TRUST
    Equity Income Portfolio      Seeks reasonable income by investing at least 65%    TAMIC
                                 in income-producing equity securities. The           Subadviser: Fidelity Management
                                 balance may be invested in all types of domestic     & Research Co ("FMR")
                                 and foreign securities, including bonds. The
                                 Portfolio seeks to achieve a yield that exceeds
                                 that of the securities comprising the S&P 500.
                                 The Subadviser also considers the potential for
                                 capital appreciation.
    Large Cap Portfolio          Seeks long-term growth of capital by investing       TAMIC
                                 primarily in equity securities of companies with     Subadviser: FMR
                                 large market capitalizations.

THE UNIVERSAL INSTITUTIONAL
FUNDS, INC.
    Active International         Seeks above-average capital appreciation by          Morgan Stanley Dean Witter
    Allocation Portfolio         investing in a highly diversified mix of equity      Investment Management Inc.
                                 securities of non-U.S. issuers.                      ("MSDW")
    Emerging Markets Equity      Seeks long-term capital appreciation by investing    MSDW
    Portfolio                    primarily in equity securities of emerging market
                                 country issuers with a focus on those in which
                                 the adviser believes the economies are developing
                                 strongly and in which the markets are becoming
                                 more sophisticated.
    Equity Growth Portfolio      Seeks to maximize long-term capital appreciation     MSDW
                                 by investing primarily in the equity securities
                                 of U.S. and, to a limited extent, foreign
                                 companies that exhibit strong or accelerating
                                 growth earnings.
    Global Value Equity          Seeks long-term capital appreciation by investing    MSDW
    Portfolio                    primarily in equity securities of issuers
                                 throughout the world, including the U.S.
    Mid Cap Growth Portfolio     Seeks long-term capital growth by investing          Miller, Anderson & Sherrerd
                                 primarily in common stocks and other equity          ("MAS")
                                 securities.
    Mid Cap Value Portfolio      Seeks above-average total return over a market       MSDW
                                 cycle of three to five years by investing in
                                 common stock and other equity securities of
                                 issuers with equity capitalizations in the range
                                 of the companies represented in the S&P Mid Cap
                                 400 Index (currently $100 million to $8 billion).
    Technology Portfolio         Seeks long-term capital appreciation by investing    MSDW
                                 primarily in equity securities of companies that
                                 the investment adviser expects to benefit from
                                 their involvement in technology or
                                 technology-related industries.
    U.S. Real Estate Portfolio   Seeks above-average current income and long-term     MSDW
                                 capital appreciation by investing primarily in
                                 equity securities of companies in the U.S. Real
                                 Estate industry, including real estate investment
                                 trusts ("REITS")
    Value Portfolio              Seeks above-average total return over a market       MAS
                                 cycle of three to five years by investing
                                 primarily in a diversified portfolio of common
                                 stocks and other equity securities that the
                                 adviser believes to be relatively undervalued
                                 based on various measures such as price earnings
                                 ratios and price book ratios.

---------------------------------------------------------------------------------------------------------------------
            FUNDING                                 INVESTMENT                                  INVESTMENT
            OPTION                                   OBJECTIVE                              ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT
TRUST
    Comstock Portfolio -- Class  Seeks capital growth and income through invest-      Van Kampen Asset Management,
    II Shares                    ments in equity securities, including common         Inc. ("VKAM")
                                 stocks and securities convertible into common and
                                 preferred stocks.
    Domestic Income              Seeks current income primarily and capital           VKAM
    Portfolio -- Class II        appreciation as a secondary objective only when
    Shares                       consistent with its primary investment objective.
                                 The Portfolio attempts to achieve these
                                 objectives through investment primarily in a
                                 diversified portfolio of fixed-income securities.
                                 The Portfolio may invest in investment grade
                                 securities and lower rated and nonrated
                                 securities. Lower rated securities (commonly
                                 known as "junk bonds") are regarded by the rating
                                 agencies as predominantly speculative with
                                 respect to the issuer's continuing ability to
                                 meet principal and interest payments.
    Emerging Growth              Seeks capital appreciation by investing primarily    VKAM
    Portfolio -- Class II        in common stocks of companies considered to be
    Shares                       emerging growth companies.
    Enterprise Portfolio --      Seeks capital appreciation through investments       VKAM
    Class II Shares              believed by the Adviser to have above-average
                                 potential for capital appreciation.
    Government Portfolio --      Seeks to provide investors with a high current       VKAM
    Class II Shares              return consistent with preservation of capital by
                                 investing primarily in debt securities issued or
                                 guaranteed by the U.S. government, its agencies
                                 or instrumentalities.
    Growth and Income            Seeks long-term growth of capital and income by      VKAM
    Portfolio -- Class II        investing primarily in income-producing equity
    Shares                       securities, including common stocks and
                                 convertible securities.
    Money Market Portfolio --    Seeks protection of capital and high current         VKAM
    Class II Shares              income through investments in money market
                                 instruments. Investments in the Money Market
                                 Portfolio are neither insured nor guaranteed by
                                 the U.S. Government. Although the Money Market
                                 Portfolio seeks to maintain a stable net asset
                                 value of $1.00 per share, there is no assurance
                                 that it will be able to do so.
VARIABLE INSURANCE PRODUCTS
FUND II
    Contrafund(R) Portfolio --   Seeks long-term capital appreciation by investing    FMR
    Service Class 2              primarily in common stocks of companies whose
                                 value the adviser believes is not fully
                                 recognized by the public.

VARIABLE INSURANCE PRODUCTS
  FUND III
    Mid Cap Portfolio --         Seeks long-term growth of capital and income by      FMR
    Service Class 2              investing primarily in income-producing equity
                                 securities, including common stocks and
                                 convertible securities.

                                 FIXED ACCOUNT
--------------------------------------------------------------------------------
We offer our Fixed Account as a funding option. Please see Appendix C for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts;

     - the death benefit paid on the death of the contract owner, annuitant, or first of the joint contract owners,

     - the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);

     - administration of the annuity options available under the Contracts; and

     - the distribution of various reports to contract owners.

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts,

     - sales and marketing expenses including commission payments to your sales agent, and

     - other costs of doing business.

Risks we assume include:

     - that annuitants may live longer than estimated when the annuity factors under the Contracts were established;

     - that the amount of the death benefit will be greater than the contract value, and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. (For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur.) We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from purchase payments when they are made to the Contract. However, a withdrawal charge will apply if purchase payments are withdrawn before they have been in the Contract for eight years. We will assess the charge as a percentage of the purchase payment withdrawn as follows:

YEARS SINCE PURCHASE
    PAYMENT MADE      WITHDRAWAL CHARGE
        0-1                  6%
         2                   6%
         3                   5%
         4                   5%
         5                   4%
         6                   3%
         7                   2%
     8 and over              0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a) any purchase payment to which no withdrawal charge applies, then

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

     (c) any purchase payment to which a withdrawal charge applies (on a first-in, first-out basis), then

     (d) any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge:

     - due to the death of the contract owner or the annuitant (with no contingent annuitant surviving);

     - if an annuity payout has begun

     - due to a minimum distribution under our minimum distribution rules then in effect; or

     - if an income option of at least five year's duration is begun after the first contract year.

FREE WITHDRAWAL ALLOWANCE

Beginning in the second contract year, you may withdraw up to 10% of the contract value. We calculate the available withdrawal amount as of the end of the previous contract year. The free withdrawal provision applies only to partial withdrawals.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the contract, and we will prorate this charge (i.e. calculate) from the date of purchase.

We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge:

     (1) from the distribution of death proceeds;

     (2) after an annuity payout has begun, or

     (3) if the contract value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "sub-account administrative charge") on each business day from amounts allocated to the variable funding options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options, and is reflected in our accumulation and annuity unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts held in the variable funding options. We reflect the deduction in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge equals 1.25% annually. This charge compensates the company for risks assumed, benefits provided and expenses incurred, including payment of commissions to your sales agent.

E.S.P. CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the variable funding options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the underlying funds in the fee table. Please review the prospectus for each underlying fund for a more complete description of that fund and its expenses.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your contract value either upon death, surrender, annuitization, or at the time you make purchase payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                   TRANSFERS
--------------------------------------------------------------------------------

Up to 30 days before the maturity date, you may transfer all or part of the contract value between variable funding options. We will make transfers at the value(s) next determined after we receive your request at our Home Office. There are no charges or restrictions on the amount or frequency of transfers currently; however, we reserve the right to charge a fee for any transfer request, and to limit the number of transfers to one in any six-month period. We also reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: 1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or 2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.

Since different underlying funds have different expenses, a transfer of contract values from one variable funding option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.

After the maturity date, you may make transfers between funding options only with our consent.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more accumulation units in a funding option if the value per unit is low and will purchase fewer accumulation units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through written request or other method acceptable to us. You must have a minimum total contract value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, we may credit increased interest rates to contract owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Program, the interest rate can accrue up to 6 months on amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest on a level basis to the selected funding options in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on funds in the Special DCA Program and we must transfer all purchase payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by Travelers. If complete Program enrollment instructions are not received by the Company within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your contract value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent purchase payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you otherwise direct.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a written request specifying the fixed or variable funding option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the cash surrender value as of the close of business after we receive your surrender request at our Home Office. The cash surrender value may be more or less than the purchase payments you made. You may not make withdrawals during the annuity period.

We may defer payment of any cash surrender value for a period of up to seven days after the written request is received, but it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

SYSTEMATIC WITHDRAWALS

Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form we provide. We will surrender accumulation units pro rata from all investment options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

LOANS

Loans may be available under your Contract. If available, all loan provisions are described in your Contract or loan agreement.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified contracts. You have sole power during the annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

Joint Owner. For nonqualified contracts only, you may name joint owners (e.g., spouses) in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the variable funding options or the Fixed Account, as most recently elected by the contract owner, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

ANNUITANT

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

You may not change, delete or add a contingent annuitant after the Contract becomes effective.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

Before the maturity date, when there is no surviving annuitant, a death benefit is payable when either the annuitant or a contract owner dies. We calculate the death benefit at the close of the business day on which the Company's Home Office receives due proof of death and written payment instructions ("death report date").

We must be notified no later than six months from the date of death in order to pay the death proceeds as described under "Death Proceeds Before the Maturity Date." If we are notified more than six months after the death, we will pay death proceeds equal to contract value on the death report date, less any applicable premium tax and outstanding loans.

DEATH PROCEEDS BEFORE THE MATURITY DATE

   IF THE ANNUITANT OR AN OWNER IS YOUNGER THAN AGE 80 ON THE CONTRACT DATE :

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax, withdrawals or outstanding loans:

          (1) the contract value;

          (2) the total purchase payments made under the Contract; or

          (3) the step-up value (if any, as described below).

STEP-UP VALUE. The step-up value will initially equal the first purchase payment. When you make an additional purchase payment, we will increase the step-up value by the amount of that purchase payment. When you make a withdrawal, we will reduce the step-up value by a partial surrender reduction as described below. On each Contract anniversary before the annuitant's 80th birthday and before the annuitant's death, if the contract value is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes we will make to the step-up value on or after the annuitant's 80th birthday will be those related to additional purchase payments or withdrawals.

PARTIAL SURRENDER REDUCTION. If you make a withdrawal, we will reduce the step-up value by a partial surrender reduction which equals (1) the step-up value, multiplied by (2) the amount of the withdrawal, divided by (3) the contract value before the withdrawal.

For example, assume your current contract value is $55,000. If your original step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

          50,000 X (10,000/55,000) = 9,090

Your new step-up value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your original step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

          50,000 X (10,000/30,000) = 16,666

Your new step-up value would be 50,000-16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P."). (THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.) The Rider Effective Date is the date the Rider is attached to and made a part of the Contract. If you have selected the

E.S.P., the total death benefit as of the death report date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified purchase payments excluding purchase payments that are both received after the first rider effective date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as of the death report date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified purchase payments excluding purchase payments that are both received after the first rider effective date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as of the death report date.

THE INITIAL MODIFIED PURCHASE PAYMENT IS EQUAL TO THE CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE. Whenever a purchase payment is made after the rider effective date, the modified purchase payment(s) are increased by the amount of the purchase payment. Whenever a partial surrender is taken after the rider effective date, the modified purchase payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO 1) THE MODIFIED PURCHASE PAYMENT(S) IN EFFECT immediately prior to the reduction for the partial surrender, multiplied by 2) the amount of the partial surrender divided by 3) the contract value immediately prior to the partial surrender.

     IF THE ANNUITANT OR AN OWNER IS AGE 80 OR OLDER ON THE CONTRACT DATE:

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1) or (2) below, each reduced by any applicable premium tax, withdrawals or outstanding loans:

          (1) the contract value; or

          (2) the total purchase payments made under the Contract.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NONQUALIFIED CONTRACTS

--------------------------------------------------------------------------------------------------------------
   BEFORE THE MATURITY DATE,       THE COMPANY WILL PAY                                     MANDATORY PAYOUT
     UPON THE DEATH OF THE           THE PROCEEDS TO:               UNLESS. . .               RULES APPLY*
--------------------------------------------------------------------------------------------------------------
  OWNER (WHO IS NOT THE          The beneficiary(ies), or   Unless the beneficiary is the   Yes
  ANNUITANT) (WITH NO JOINT      if none, to the contract   contract owner's spouse and
  OWNER)                         owner's estate.            the spouse elects to continue
                                                            the contract as the new owner
                                                            rather than receive the
                                                            distribution.
--------------------------------------------------------------------------------------------------------------
  OWNER (WHO IS THE ANNUITANT)   The beneficiary(ies), or   Unless the beneficiary is the   Yes
  (WITH NO JOINT OWNER)          if none, to the contract   contract owner's spouse and
                                 owner's estate.            the spouse elects to continue
                                                            the contract as the new owner
                                                            rather than receive the
                                                            distribution.
--------------------------------------------------------------------------------------------------------------
  JOINT OWNER (WHO IS NOT THE    The surviving joint        Unless the surviving joint      Yes
  ANNUITANT)                     owner.                     owner is the spouse and
                                                            elects to continue the
                                                            contract.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
   BEFORE THE MATURITY DATE,       THE COMPANY WILL PAY                                     MANDATORY PAYOUT
     UPON THE DEATH OF THE           THE PROCEEDS TO:               UNLESS. . .               RULES APPLY*
--------------------------------------------------------------------------------------------------------------
  JOINT OWNER (WHO IS THE        The beneficiary(ies), or   Unless the beneficiary/
  ANNUITANT)                     if none, to the            surviving joint owner is the
                                 surviving joint owner.     contract owner's spouse and
                                                            the spouse elects to continue
                                                            the contract.
                                                            Or, unless there is a           Yes
                                                            contingent annuitant the
                                                            contingent annuitant becomes
                                                            the annuitant and the
                                                            proceeds will be paid to the
                                                            surviving joint owner. If the
                                                            surviving joint owner is the
                                                            spouse, the spouse may elect
                                                            to continue the contract.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
  ANNUITANT (WHO IS NOT THE      The beneficiary(ies) or    Unless, the beneficiary is      Yes
  CONTRACT OWNER)                if none, to the contract   the contract owner's spouse
                                 owner.                     and the spouse elects to
                                                            continue the contract as the
                                                            new owner rather than receive
                                                            the distribution. Or, unless
                                                            there is a contingent
                                                            annuitant. Then, the
                                                            contingent annuitant becomes
                                                            the annuitant and the
                                                            Contract continues in effect
                                                            (generally using the original
                                                            maturity date). The proceeds
                                                            will then be paid upon the
                                                            death of the contingent
                                                            annuitant or owner.
--------------------------------------------------------------------------------------------------------------
  ANNUITANT (WHO IS THE          See death of "owner who                                    N/A
  CONTRACT OWNER)                is the annuitant" above.
--------------------------------------------------------------------------------------------------------------
  ANNUITANT (WHERE OWNER IS A    The beneficiary(ies)                                       Yes (Death of
  NONNATURAL PERSON/TRUST)       (e.g. the trust).                                          annuitant is
                                                                                            treated as death
                                                                                            of the owner in
                                                                                            these
                                                                                            circumstances.)
--------------------------------------------------------------------------------------------------------------
  CONTINGENT ANNUITANT           No death proceeds are                                      N/A
  (ASSUMING ANNUITANT IS STILL   payable; contract
  ALIVE)                         continues.
--------------------------------------------------------------------------------------------------------------
  BENEFICIARY                    No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------
  CONTINGENT BENEFICIARY         No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------

* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal Beneficiaries (as well as spousal beneficiaries who choose not to assume the contract) must begin taking distributions based on the Beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. If Mandatory Distribution has begun, the 5 year payout option is not available.

                              QUALIFIED CONTRACTS

------------------------------------------------------------------------------------------------------------
                                                                                          MANDATORY PAYOUT
   BEFORE THE MATURITY DATE,       THE COMPANY WILL PAY                                      RULES APPLY
     UPON THE DEATH OF THE           THE PROCEEDS TO:              UNLESS. . .              (SEE *ABOVE)
------------------------------------------------------------------------------------------------------------
  OWNER/ANNUITANT                The beneficiary(ies), or                                 Yes
                                 if none, to the contract
                                 owner's estate.
------------------------------------------------------------------------------------------------------------
  BENEFICIARY                    No death proceeds are                                    N/A
                                 payable; contract
                                 continues.
------------------------------------------------------------------------------------------------------------
  CONTINGENT BENEFICIARY         No death proceeds are                                    N/A
                                 payable; contract
                                 continues.
------------------------------------------------------------------------------------------------------------

DEATH PROCEEDS AFTER THE MATURITY DATE

If any contract owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular income payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among income plans (annuity or income options). While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity or income payments will begin on the maturity date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the annuitant is alive before annuity payments are made. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase the contract. Unless you elect otherwise, the maturity date will be the annuitant's 70th birthday for qualified contracts and the annuitant's 75th birthday, or ten years after the effective date of the contract, if later, for nonqualified contracts. (In certain states, the maturity date elected may not be later than the annuitant's 90th birthday; refer to your Contract.)

At least 30 days before the original maturity date, you may elect to extend the maturity date to any time prior to the annuitant's 85th birthday for nonqualified contracts or, for qualified contracts, to a later date with the Company's consent. You may use certain annuity options taken at the maturity date to meet the minimum required distribution requirements of federal tax law, or a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with certain qualified contracts upon either the later of the contract owner's attainment of age 70 1/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your contract value to provide an annuity funded by the same investment options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender value as of 14 days before the date annuity payments.

The amount of your first monthly payment depends on the annuity option you elected and the annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if they would produce a larger payment, the tables then in effect on the maturity date) by the number of thousands of dollars of contract value you apply to that annuity option, and factors in an assumed daily net investment factor. We call this your net investment rate. Your net investment rate corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payment will decrease. However, if the annualized investment performance, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your contract value as of the date annuity payments begin. Payout rates will not be lower than those shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the maturity date.

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the annuitant is alive, you can change your annuity or income option selection any time up to the maturity date. Once annuity or income payments have begun, no further elections are allowed.

During the annuitant's lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity or income payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with

120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the cash surrender value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Other Annuity Options. The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

INCOME OPTIONS

Instead of one of the annuity options described above, and subject to the conditions described under "Election of Options," all or part of the Contract's cash surrender value (or, if required by state law, contract value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

Option 1 -- Payments of a Fixed Amount. We will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. We will pay the first payment and all later payments from each funding option or the Fixed Account in proportion to the cash surrender value attributable to each funding option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.

Option 2 -- Payments for a Fixed Period. We will make payments for the period selected. The amount of each payment will be equal to the remaining cash surrender value applied under this option divided by the number of remaining payments.

Option 3 -- Other Income Options. We will make any other arrangements for Income Options as may be mutually agreed upon.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying fund assessed) within twenty days after you receive it (the "right to return period"). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, we will refund your purchase payment in full; during the remainder of the right to return period, we will refund the contract value (including charges).

We will determine the contract value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your contract value as of that date is less than $2,000 and you have not made purchase payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the cash surrender value less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                             THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor separate accounts: Fund ABD and Fund ABD II, respectively. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts (separate account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the variable funding options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Shares of the variable funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts. Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

From time to time, we may advertise several types of historical performance for the Contract's variable funding options. We may advertise the "standardized average annual total returns" of the variable funding option, calculated in a manner prescribed by the SEC, and the "nonstandardized total return," as described below. Specific examples of the performance information appear in the SAI.

STANDARDIZED METHOD. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the variable funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

NONSTANDARDIZED METHOD. We calculate nonstandardized "total returns" in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For underlying funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the underlying fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TAX-FREE EXCHANGES: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, 403(b) annuities established by public school systems or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the contract. If you purchase the contract on an individual basis with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

NONQUALIFIED ANNUITY CONTRACTS

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for contracts issued after April 22, 1987, if you transfer the contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See "Penalty Tax for Premature Distributions" below.) There is income in the contract to the extent the contract value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

The Contract provides one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase price or the contract value. It is possible that the IRS may take a position that the charges for the optional enhanced death benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional death benefit should be treated as a taxable withdrawal, you should consult your tax adviser before selecting any rider or endorsement to the Contract.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the contract will not be treated as an annuity contract for Federal income tax purposes and earnings under the contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

The Contract includes one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase payments or the contract value. The IRS has not reviewed the

Contract for qualification as an IRA, and has not addressed in a ruling of general applicability, whether a death benefit such as the optional death benefit(s) in the Contract comports with IRA qualification requirements. Although Travelers regards the optional enhanced death benefit as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. You should consult your tax adviser prior to selecting any optional enhanced death benefit for an IRA.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any nonqualified variable annuity contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the contract owner of tax deferred treatment. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; of (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

                               OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract or the first page of the Summary of this prospectus to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

FINANCIAL STATEMENTS

The financial statements for the Company and its separate account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Tower Square, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 7% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the underlying funds. However, we believe that when an underlying fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

THE TRAVELERS INSURANCE COMPANY

There are no pending legal proceedings affecting the Separate Account or the principal underwriter. There is one material pending legal proceeding, other than ordinary routine litigation incidental to business, to which the Company is a party.

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

THE TRAVELERS LIFE AND ANNUITY COMPANY

There are no pending material legal proceedings affecting the Separate Account, the principal underwriter or the Company.

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                                        34

                                  APPENDIX A:
                           TRAVELERS PREMIER ADVISERS
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES

                                                                                              PERIOD FROM
                                                                                             MAY 28, 1998
                                                     YEAR ENDED          YEAR ENDED       (EFFECTIVE DATE) TO
                 FUNDING OPTION                   DECEMBER 31, 2000   DECEMBER 31, 1999    DECEMBER 31, 1998
-------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS VARIABLE SERIES FUND, INC.:
    CAPITAL FUND (10/98)
    Unit Value at beginning of period...........     $     1.305         $    1.084           $    1.000
    Unit Value at end of period.................           1.522              1.305                1.084
    Number of units outstanding at end of                907,328            216,465               55,964
      period....................................
    YIELD BOND FUND (8/98)
    Unit Value at beginning of period...........     $     1.032         $    0.991           $    1.000
    Unit Value at end of period.................           1.017              1.032                0.991
    Number of units outstanding at end of                319,825            208,039              117,685
      period....................................
    INVESTORS FUND (6/98)
    Unit Value at beginning of period...........     $     1.132         $    1.029           $    1.000
    Unit Value at end of period.................           1.287              1.132                1.029
    Number of units outstanding at end of              7,090,936          3,905,967            1,764,644
      period....................................
    STRATEGIC BOND FUND (8/98)
    Unit Value at beginning of period...........     $     1.026         $    1.037           $    1.000
    Unit Value at end of period.................           1.086              1.026                1.037
    Number of units outstanding at end of                624,887            344,250              127,127
      period....................................
TRAVELERS SERIES TRUST
    EQUITY INCOME PORTFOLIO (12/96)
    Unit Value at beginning of year.............     $     1.535                 --                   --
    Unit Value at end of year...................           1.652                 --                   --
    Number of units outstanding at end of             22,535,737                 --                   --
      year......................................
    LARGE CAP PORTFOLIO (12/96)
    Unit Value at beginning of year.............     $     2.123                 --                   --
    Unit Value at end of year...................           1.790                 --                   --
    Number of units outstanding at end of             22,306,844                 --                   --
      year......................................
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
  (FORMERLY MORGAN STANLEY UNIVERSAL FUNDS,
  INC.):
    EMERGING MARKETS EQUITY PORTFOLIO (11/98)
    Unit Value at beginning of period...........           1.476         $    0.769           $    1.000
    Unit Value at end of period.................     $     0.889              1.476                0.769
    Number of units outstanding at end of                309,348            238,502               27,410
      period....................................
    GLOBAL EQUITY PORTFOLIO (6/98)
    Unit Value at beginning of period...........     $     1.017         $    0.991           $    1.000
    Unit Value at end of period.................           1.118              1.017                0.991
    Number of units outstanding at end of                922,022            508,044              163,749
      period....................................
    MID CAP VALUE PORTFOLIO (6/98)
    Unit Value at beginning of period...........     $     1.235         $    1.042           $    1.000
    Unit Value at end of period.................           1.348              1.235                1.042
    Number of units outstanding at end of                859,060            818,991              219,618
      period....................................
    U.S. REAL ESTATE PORTFOLIO (10/98)
    Unit Value at beginning of period...........     $     0.866
    Unit Value at end of period.................           1.093
    Number of units outstanding at end of                138,149
      period....................................
    VALUE PORTFOLIO (7/98)
    Unit Value at beginning of period...........     $     0.852         $    0.880           $    1.000
    Unit Value at end of period.................           1.050              0.852                0.880
    Number of units outstanding at end of                938,076            853,765              258,345
      period....................................

                                  APPENDIX A:
                           TRAVELERS PREMIER ADVISERS
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                                              PERIOD FROM
                                                                                             MAY 28, 1998
                                                     YEAR ENDED          YEAR ENDED       (EFFECTIVE DATE) TO
                 FUNDING OPTION                   DECEMBER 31, 2000   DECEMBER 31, 1999    DECEMBER 31, 1998
-------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST
    COMSTOCK PORTFOLIO CLASS II SHARES (12/00)
    Unit Value at beginning of year.............     $     1.000         $       --           $       --
    Unit Value at end of year...................           1.069                 --                   --
    Number of units outstanding at end of                  1,000                 --                   --
      year......................................
    DOMESTIC INCOME PORTFOLIO CLASS II SHARES
      (12/00)
    Unit Value at beginning of year.............     $     1.000         $       --           $    1.000
    Unit Value at end of year...................           1.002                 --                1.019
    Number of units outstanding at end of                  1,000                 --              116,317
      year......................................
    EMERGING GROWTH PORTFOLIO CLASS II SHARES
      (12/00)
    Unit Value at beginning of year.............     $     1.000         $       --           $    1.000
    Unit Value at end of year...................           0.986                 --                1.204
    Number of units outstanding at end of                  4,000                 --               27,183
      year......................................
    ENTERPRISE PORTFOLIO CLASS II SHARES (12/00)
    Unit Value at beginning of year.............     $     1.000         $       --           $    1.000
    Unit Value at end of year...................           0.997                 --                1.083
    Number of units outstanding at end of                  2,000                 --              233,972
      year......................................
    GOVERNMENT PORTFOLIO CLASS II SHARES (12/00)
    Unit Value at beginning of year.............     $     1.000         $       --           $    1.000
    Unit Value at end of year...................           1.003                 --                1.052
    Number of units outstanding at end of                  1,000                 --              347,758
      year......................................
    GROWTH AND INCOME PORTFOLIO CLASS II SHARES
      (12/00)
    Unit Value at beginning of year.............     $     1.000         $       --           $    1.000
    Unit Value at end of year...................           1.036                 --                1.030
    Number of units outstanding at end of                  2,000                 --              292,761
      year......................................
    MONEY MARKET PORTFOLIO CLASS II SHARES
      (12/00)
    Unit Value at beginning of year.............     $     1.000         $       --           $    1.000
    Unit Value at end of year...................           1.002                 --                1.023
    Number of units outstanding at end of                  4,507                 --              637,874
      year......................................
    REAL ESTATE SECURITIES PORTFOLIO (5/98)#
    Unit Value at beginning of period...........     $        --         $    0.909           $    1.000
    Unit Value at end of period.................              --              0.866                0.909
    Number of units outstanding at end of                     --            105,964               66,511
      period....................................

(#) Effective September 22, 2000, the Portfolio merged with the U.S. Real Estate
    Portfolio of The Universal Institutional Funds, Inc.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account. The Separate Account became effective on June 24, 1996, although this product became active within this Separate Account in 1998. Funding Options not listed had no amounts yet allocated to them. The financial statements for Fund ABD and the consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                                  APPENDIX B:

                           TRAVELERS PREMIER ADVISERS

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES

                                                                                             *PERIOD FROM
                                                                                             APRIL 8, 1998
                                                     YEAR ENDED          YEAR ENDED       (EFFECTIVE DATE) TO
                 FUNDING OPTION                   DECEMBER 31, 2000   DECEMBER 31, 1999    DECEMBER 31, 1998
-------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.:
    CAPITAL FUND (5/98)
    Unit Value at beginning of period...........     $     1.305         $    1.084           $    1.000
    Unit Value at end of period.................           1.522              1.305                1.084
    Number of units outstanding at end of
      period....................................       5,750,512          2,802,945            1,220,503
    HIGH YIELD BOND FUND (5/98)
    Unit Value at beginning of period...........     $     1.032         $    0.991           $    1.000
    Unit Value at end of period.................           1.017              1.032                0.991
    Number of units outstanding at end of
      period....................................       3,132,176          3,085,254            2,965,625
    INVESTORS FUND (4/98)
    Unit Value at beginning of period...........     $     1.132         $    1.029           $    1.000
    Unit Value at end of period.................           1.287              1.132                1.029
    Number of units outstanding at end of
      period....................................      12,889,045          8,670,638            3,232,444
    STRATEGIC BOND FUND (5/98)
    Unit Value at beginning of period...........     $     1.026         $    1.037           $    1.000
    Unit Value at end of period.................           1.086              1.026                1.037
    Number of units outstanding at end of
      period....................................       4,817,403          3,695,681            1,887,776
TRAVELERS SERIES TRUST
    EQUITY INCOME PORTFOLIO (12/96)
    Unit Value at beginning of year.............     $     1.535                 --                   --
    Unit Value at end of year...................           1.652                 --                   --
    Number of units outstanding at end of
      year......................................      37,849,058                 --                   --
    LARGE CAP PORTFOLIO (12/96)
    Unit Value at beginning of year.............     $     2.123                 --                   --
    Unit Value at end of year...................           1.790                 --                   --
    Number of units outstanding at end of
      year......................................      34,231,283                 --                   --
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
  (FORMERLY MORGAN STANLEY UNIVERSAL FUNDS,
  INC.):
    EMERGING MARKETS EQUITY PORTFOLIO (5/98)
    Unit Value at beginning of period...........     $     1.476         $    0.769           $    1.000
    Unit Value at end of period.................           0.889              1.476                0.769
    Number of units outstanding at end of
      period....................................       2,933,453          1,187,791              325,885
    GLOBAL EQUITY PORTFOLIO (5/98)
    Unit Value at beginning of period...........     $     1.017         $    0.991           $    1.000
    Unit Value at end of period.................           1.118              1.017                0.991
    Number of units outstanding at end of
      period....................................       7,845,996          4,937,653            2,791,215
    MID CAP VALUE PORTFOLIO (5/98)
    Unit Value at beginning of period...........     $     1.235         $    1.042           $    1.000
    Unit Value at end of period.................           1.348              1.235                1.042
    Number of units outstanding at end of
      period....................................       9,721,231          5,752,898            3,208,568
    U.S. REAL ESTATE PORTFOLIO (5/98)
    Unit Value at beginning of period...........     $     0.866                 --                   --
    Unit Value at end of period.................           1.093                 --                   --
    Number of units outstanding at end of
      period....................................       2,626,035                 --                   --
    VALUE PORTFOLIO (5/98)
    Unit Value at beginning of period...........     $     0.852         $    0.880           $    1.000
    Unit Value at end of period.................           1.050              0.852                0.880
    Number of units outstanding at end of
      period....................................       9,127,019          6,166,448            2,812,523

                                  APPENDIX B:

                           TRAVELERS PREMIER ADVISERS

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                                             *PERIOD FROM
                                                                                             APRIL 8, 1998
                                                     YEAR ENDED          YEAR ENDED       (EFFECTIVE DATE) TO
                 FUNDING OPTION                   DECEMBER 31, 2000   DECEMBER 31, 1999    DECEMBER 31, 1998
-------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST
    COMSTOCK PORTFOLIO CLASS II SHARES (12/00)
    Unit Value at beginning of year.............     $     1.000         $       --           $       --
    Unit Value at end of year...................           1.069                 --                   --
    Number of units outstanding at end of
      year......................................           5,863                 --                   --
    EMERGING GROWTH PORTFOLIO CLASS II SHARES
      (12/00)
    Unit Value at beginning of year.............     $     1.000         $       --           $       --
    Unit Value at end of year...................           0.986                 --                   --
    Number of units outstanding at end of
      year......................................          35,033                 --                   --
    ENTERPRISE PORTFOLIO CLASS II SHARES (12/00)
    Unit Value at beginning of year.............     $     1.000         $       --           $       --
    Unit Value at end of year...................           0.997                 --                   --
    Number of units outstanding at end of
      year......................................           1,594                 --                   --
    GROWTH AND INCOME PORTFOLIO CLASS II SHARES
      (12/00)
    Unit Value at beginning of year.............     $     1.000         $       --           $       --
    Unit Value at end of year...................           1.036                 --                   --
    Number of units outstanding at end of
      year......................................          38,789                 --                   --
    REAL ESTATE SECURITIES PORTFOLIO CLASS II
      SHARES (12/00)#
    Unit Value at beginning of period...........              --         $    0.909           $    1.000
    Unit Value at end of period.................              --              0.866                0.909
    Number of units outstanding at end of
      period....................................              --          1,437,131              693,461

(*) The Travelers Fund ABD II for Variable Annuities first became effective June
    24, 1996 although this product became active within this Separate Account on April 8, 1998.

(#) Effective September 22, 2000, the Portfolio merged with the U.S. Real Estate
    Portfolio of The Universal Institutional Funds, Inc.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account. The Separate Account first became effective June 24, 1996 although this product became active within this Separate Account on April 8, 1998. Funding Options not listed had no amounts yet allocated to them. The financial statements for Fund ABD II and the financial statements of The Travelers Life and Annuity Company are contained in the SAI.

                                   APPENDIX C
--------------------------------------------------------------------------------

                               THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the separate accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of 3% per year in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

TRANSFERS

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract date. We limit transfers to an amount of up to 15% of the Fixed Account contract value on the semiannual contract effective date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX D
--------------------------------------------------------------------------------

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

     The Insurance Company
     Principal Underwriter
     Distribution and Principal Underwriting Agreement
     Valuation of Assets
     Performance Information
     Federal Tax Considerations
     Independent Accountants
     Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 1, 2001 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183. The Travelers Insurance Company Statement of Additional Information is printed on Form L-20686S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-20687S.

Name:
----------------------------------------

Address:
----------------------------------------

----------------------------------------

L-21249-A                                                            May 1, 2001

                                     PART B

          Information Required in a Statement of Additional Information

                               PORTFOLIO ARCHITECT
                           PORTFOLIO ARCHITECT SELECT
                                PREMIER ADVISERS

                       STATEMENT OF ADDITIONAL INFORMATION

                                      dated

                                   May 1, 2001

                                       for

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

                                    ISSUED BY

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Individual Variable Annuity Contract Prospectus dated May 1, 2001. A copy of the Prospectus may be obtained by writing to The Travelers Life and Annuity Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-9061, or by calling (800) 842-9368 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


                                TABLE OF CONTENTS

THE INSURANCE COMPANY .....................................................  1

PRINCIPAL UNDERWRITER .....................................................  1

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT .........................  1

VALUATION OF ASSETS .......................................................  1

PERFORMANCE INFORMATION ...................................................  2

FEDERAL TAX CONSIDERATIONS ................................................  14

INDEPENDENT ACCOUNTANTS ...................................................  17

FINANCIAL STATEMENTS ......................................................  F-1

                              THE INSURANCE COMPANY

      The Travelers Life and Annuity Company (the "Company") is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states (except New Hampshire and New York), and the District of Columbia and Puerto Rico. The Company's Home Office is located at One Tower Square Hartford, Connecticut 06183 and its telephone number is
(860) 277-0111.

      The Company is a wholly owned subsidiary of The Travelers Insurance Company, an indirect, wholly owned subsidiary of Citigroup Inc. ("Citigroup"), a diversified holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer, Global Corporate and Investment Bank, Global Investment Management and Private Banking, and Investment Activities segments.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

      The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT. Fund ABD II meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of Fund ABD II are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account.


                              PRINCIPAL UNDERWRITER

      Travelers Distribution LLC ("TDLLC") serves as principal underwriter for Fund ABD II and the Contracts. The offering is continuous. TDLLC's principal executive offices are located at One Tower Square, Hartford, Connecticut. TDLLC is affiliated with the Company and ABD II.


                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

      Under the terms of the Distribution and Principal Underwriting Agreement among Fund ABD II, TDLLC and the Company, TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.


                               VALUATION OF ASSETS

FUNDING OPTIONS: The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

      Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

      Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

      Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE: The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one valuation period to the next. The net investment factor for a Funding Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a Funding Option is equal to (a) minus (b), divided by (c) where:

      (a) = investment income plus capital gains and losses (whether realized or unrealized);
      (b) = any deduction for applicable taxes (presently zero); and
      (c) = the value of the assets of the Funding Option at the beginning of the valuation period.

      The gross investment rate may be either positive or negative. A Funding Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the accumulation unit for each Funding Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Funding Option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit Value applicable to each Funding Option was established at $1.00. An annuity unit value as of any business day is equal to (a) the value of the annuity unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the valuation period just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a Valuation Period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)


                            PERFORMANCE INFORMATION

      From time to time, the Company may advertise several types of historical performance for the Funding Options of Fund ABD II. The Company may advertise the "standardized average annual total returns" of the Funding Options, calculated in a manner prescribed by the Securities and Exchange Commission, as well as the "nonstandardized total returns," as described below:

      STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the Funding Option has been in existence, if less. If a Funding Option has been in existence for less than one year, the "since inception" total return performance quotations are year-to-date and are not average annual total returns. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual contract administrative charge is converted to a percentage of assets based on the actual fee collected, divided by the average net assets for contracts sold under the Prospectus to which this SAI relates. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

      NONSTANDARDIZED METHOD. Nonstandardized "total returns" will be calculated in a similar manner based on the performance of the Funding Options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of any applicable withdrawal charge or the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

      For Funding Options that were in existence prior to the date they became available under Fund ABD II, the nonstandardized average annual total return quotations will reflect the investment performance that such Funding Options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

      Average annual total returns for each of the Funding Options computed according to the standardized and nonstandardized methods for the period ending December 31, 2000 are set forth in the following tables.

                          TRAVELERS PORTFOLIO ARCHITECT
                     STANDARDIZED PERFORMANCE AS OF 12/31/00

STOCK ACCOUNTS:                                                   1 Year   5 Year        10 Year
                                                                                      (or inception)
Alliance Growth Portfolio                                         -24.21%     -     14.44%   12/17/96
Alliance Premier Growth Portfolio Class B*                           -        -    -26.14%     5/1/00
Capital Appreciation Fund (Janus)                                 -27.59%     -     23.47%   12/16/96
Delaware Investments REIT Series                                   23.51%     -      2.63%    5/12/98
Dreyfus VIF Appreciation Portfolio                                 -7.92%     -      5.12%     4/1/98
Dreyfus VIF Small Cap Portfolio                                     5.73%     -      4.62%     4/8/98
Equity Income Portfolio (Fidelity)                                  1.61%     -     12.52%   12/16/96
Equity Index Portfolio Class II*                                  -15.95%     -     -4.85%    5/18/99
Federated Stock Portfolio                                          -3.68%     -     11.42%    1/10/97
Fidelity VIP II Contrafund(R) Portfolio - Service Class 2*           -        -    -13.29%     5/1/00
Janus Aspen Global Life Sciences Portfolio - Service Shares*         -        -      7.46%     5/1/00
Janus Aspen Global Technology Portfolio - Service Shares*            -        -    -36.88%     5/1/00
Janus Aspen Worldwide Growth Portfolio - Service Shares*             -        -    -24.99%     5/1/00
Large Cap Portfolio (Fidelity)                                    -20.73%     -     14.85%   12/17/96
Lazard International Stock Portfolio                              -17.92%     -      5.34%   12/16/96
MFS Emerging Growth Portfolio                                     -25.97%     -     20.67%   12/16/96
MFS Mid Cap Growth Portfolio                                        1.83%     -     21.15%    4/30/98
MFS Research Portfolio                                            -12.49%     -      5.06%    5/12/98
Salomon Brothers Variable Capital Fund                             10.59%     -     15.92%    5/22/98
Salomon Brothers Variable Small Cap Growth Fund                     7.63%     -      8.08%     4/8/98
Salomon Brothers Variable Investors Fund                             -        -     -7.24%     5/1/00
Strategic Stock Portfolio                                           2.68%     -      2.98%    7/31/98
Travelers Disciplined Mid Cap Stock Portfolio                       8.99%     -     16.41%     6/5/97
Travelers Disciplined Small Cap Stock Portfolio                    -5.33%     -      0.68%     5/8/98
Warburg Pincus Emerging Markets Portfolio                         -36.56%     -     -6.35%    5/15/98

BOND ACCOUNTS:                                                    1 Year   5 Year        10 Year
                                                                                      (or inception)
Federated High Yield Portfolio                                    -14.87%     -     0.82%      1/3/97
Putnam Diversified Income Portfolio                                -7.67%     -    -0.01%    12/16/96
Travelers Convertible Bond Portfolio                                4.95%     -     8.76%     5/12/98
Travelers Quality Bond Portfolio                                   -0.52%     -     3.50%    12/17/96

BALANCED ACCOUNTS:
Janus Aspen Balanced Portfolio - Service Shares*                    -         -    -8.64%      5/1/00
MFS Total Return Portfolio                                          9.01%     -    10.10%     1/10/97

MONEY MARKET ACCOUNTS:
Travelers Money Market Portfolio                                   -1.29%     -     2.69%      2/4/97

The inception date used to calculate standardized performance is based on the date that the investment option became active in the product.

                          TRAVELERS PORTFOLIO ARCHITECT
                   NONSTANDARDIZED PERFORMANCE AS OF 12/31/00


                                                                                    Cumulative Returns
                                                                   YTD         1 YR         3YR         5YR         10YR
STOCK ACCOUNTS:
Alliance Growth Portfolio                                        -19.36%      -19.36%      33.82%     117.22%         -
Alliance Premier Growth Portfolio-Class B*                       -17.93%      -17.93%      56.06%     149.21%         -
Capital Appreciation Fund (Janus)                                -22.96%      -22.96%      85.99%     192.43%      541.73%
Delaware Investments REIT Series                                  29.52%       29.52%        -           -            -
Dreyfus VIF Appreciation Portfolio                                -2.03%       -2.03%      38.37%     116.42%         -
Dreyfus VIF Small Cap Portfolio                                   11.75%       11.75%      29.32%      71.21%     1570.12%
Equity Income Portfolio (Fidelity)                                 7.62%        7.62%      23.42%        -            -
Equity Index Portfolio - Class  II*                              -10.58%      -10.58%      34.84%     116.09%         -
Federated Stock Portfolio                                          2.33%        2.33%      23.58%        -            -
Fidelity VIP II Contrafund(R) Portfolio-Service Class 2*          -8.12%       -8.12%      44.12%     110.77%         -
Janus Aspen Global Life Sciences Portfolio-Service Shares*          -            -           -           -            -
Janus Aspen Global Technology Portfolio-Service Shares*             -            -           -           -            -
Janus Aspen Worldwide Growth Portfolio-Service Shares*           -17.15%      -17.15%      70.80%     161.78%         -
Large Cap Portfolio (Fidelity)                                   -15.66%      -15.66%      43.78%        -            -
Lazard International Stock Portfolio                             -12.67%      -12.67%      16.40%        -            -
MFS Emerging Growth Portfolio                                    -21.24%      -21.24%      81.82%        -            -
MFS Mid Cap Growth Portfolio                                       7.85%        7.85%        -           -            -
MFS Research Portfolio                                            -6.89%       -6.89%        -           -            -
Salomon Brothers Variable Capital Fund                            16.60%       16.60%        -           -            -
Salomon Brothers Variable Investors Fund                          13.65%       13.65%        -           -            -
Salomon Brothers Variable Small Cap Growth Fund                   15.12%       15.12%        -           -            -
Strategic Stock Portfolio                                          8.70%        8.70%        -           -            -
Travelers Disciplined Mid Cap Stock Portfolio                     15.00%       15.00%      48.37%        -            -
Travelers Disciplined Small Cap Stock Portfolio                    0.69%        0.69%        -           -            -
Warburg Pincus Emerging Markets Portfolio                        -32.50%      -32.50%      -0.11%        -            -

BOND ACCOUNTS:
Federated High Yield Portfolio                                    -9.42%       -9.42%      -4.92%        -            -
Putnam Diversified Income Portfolio                               -1.77%       -1.77%      -2.78%      10.25%         -
Travelers Convertible Bond Portfolio                              10.96%       10.96%        -           -            -
Travelers Quality Bond Portfolio                                   5.49%        5.49%      12.50%        -            -

                                                              Average Annual Returns                        Calendar Year Returns
                                                               3YR     5YR     10YR      Inception         1999      1998      1997
STOCK ACCOUNTS:
Alliance Growth Portfolio                                     10.19%  16.76%    -      18.43%   6/20/94   30.42%    27.23%   27.24%
Alliance Premier Growth Portfolio-Class B*                    15.98%  20.01%    -      18.60%   6/26/92   30.32%    45.92%   32.00%
Capital Appreciation Fund (Janus)                             22.96%  23.91%  20.41%   11.52%   5/16/83   51.40%    59.47%   24.38%
Delaware Investments REIT Series                                -       -       -       4.43%    5/6/98   -3.97%      -        -
Dreyfus VIF Appreciation Portfolio                            11.42%  16.68%    -      15.53%    4/5/93    9.91%    28.50%   26.30%
Dreyfus VIF Small Cap Portfolio                                8.94%  11.34%  32.49%   31.49%   8/31/90   21.44%    -4.70%   15.14%
Equity Income Portfolio (Fidelity)                             7.26%       -    -      14.36%   8/30/96    3.46%    10.85%   30.48%
Equity Index Portfolio - Class  II*                           10.47%  16.64%    -      15.78%  11/30/91   18.91%    26.81%   31.59%
Federated Stock Portfolio                                      7.31%       -    -      14.85%   8/30/96    3.88%    16.25%   31.67%
Fidelity VIP II Contrafund(R) Portfolio-Service Class 2*      12.94%  16.06%    -      19.46%    1/3/95   22.42%    28.13%   22.36%
Janus Aspen Global Life Sciences Portfolio-Service Shares*      -       -       -      -8.12%   1/18/00     -         -        -
Janus Aspen Global Technology Portfolio-Service Shares*         -       -       -     -34.98%   1/18/00     -         -        -
Janus Aspen Worldwide Growth Portfolio-Service Shares*        19.52%  21.20%    -      20.50%   9/13/93   62.16%    27.13%   20.46%
Large Cap Portfolio (Fidelity)                                12.86%    -       -      16.96%   8/30/96   27.53%    33.69%   21.74%
Lazard International Stock Portfolio                           5.19%    -       -       6.67%    8/1/96   20.02%    11.06%    6.63%
MFS Emerging Growth Portfolio                                 22.03%    -       -      21.03%   8/30/96   74.33%    32.42%   19.34%
MFS Mid Cap Growth Portfolio                                    -       -       -      21.99%   3/23/98   61.91%      -        -
MFS Research Portfolio                                          -       -       -       6.41%   3/23/98   21.96%      -        -
Salomon Brothers Variable Capital Fund                          -       -       -      18.70%   2/17/98   20.39%      -        -
Salomon Brothers Variable Investors Fund                        -       -       -      11.50%   2/17/98   10.10%      -        -
Salomon Brothers Variable Small Cap Growth Fund                 -       -       -      33.15%   11/1/99     -         -        -
Strategic Stock Portfolio                                       -       -       -       1.89%    5/6/98    3.51%      -        -
Travelers Disciplined Mid Cap Stock Portfolio                 14.04%    -       -      19.85%    4/1/97   11.90%    15.30%     -
Travelers Disciplined Small Cap Stock Portfolio                 -       -       -       1.96%    5/1/98   18.74%      -        -
Warburg Pincus Emerging Markets Portfolio                     -0.04%    -       -      -0.04%  12/31/97   78.90%   -17.28%     -

BOND ACCOUNTS:
Federated High Yield Portfolio                                -1.67%    -       -       3.46%   8/30/96    1.66%     3.25%   13.85%
Putnam Diversified Income Portfolio                           -0.93%   1.97%    -       3.92%   6/20/94   -0.30%    -0.74%    6.26%
Travelers Convertible Bond Portfolio                            -       -       -      10.29%    5/1/98   17.05%      -        -
Travelers Quality Bond Portfolio                               4.00%    -       -       4.79%   8/30/96   -0.32%     6.98%    5.65%

                          TRAVELERS PORTFOLIO ARCHITECT
     NONSTANDARDIZED PERFORMANCE AS OF 12/31/00 (CONT'D FROM PREVIOUS PAGE)


                                                                         Cumulative Returns
                                                         YTD       1 YR        3YR         5YR         10YR
BALANCED ACCOUNTS:
Janus Aspen Balanced Portfolio - Service Shares*        -2.73%     -2.73%     61.00%     122.08%        -
MFS Total Return Portfolio                              15.03%     15.03%     28.17%      73.01%        -

MONEY MARKET ACCOUNTS:
Travelers Money Market Portfolio                         4.73%      4.73%     12.30%      19.51%      34.35%
Travelers Money Market Portfolio - 7 Day Yield           5.04%   This yield quotation more closely reflects the current earnings of this fund.

                                                         Average Annual Returns                           Calendar Year Returns
                                                       3YR        5YR        10YR       Inception        1999      1998      1997
BALANCED ACCOUNTS:
Janus Aspen Balanced Portfolio - Service Shares*      17.19%     17.28%       -      15.70%   9/13/93   25.00%    32.42%    20.40%
MFS Total Return Portfolio                             8.62%     11.57%       -      11.99%   6/20/94    1.21%    10.10%    19.56%
MONEY MARKET ACCOUNTS:
Travelers Money Market Portfolio                       3.94%      3.62%      2.99%    3.71%  12/31/87    3.52%     3.59%     3.60%
Travelers Money Market Portfolio - 7 Day Yield

                      TRAVELERS PORTFOLIO ARCHITECT SELECT
                     STANDARDIZED PERFORMANCE AS OF 12/31/00


STOCK ACCOUNTS:                                               1 Year    5 Year          10 Year
                                                                                     (or inception)
AIM Capital Appreciation Portfolio                               -         -       -26.44%     09/18/00
AIM V.I. Value Fund                                              -         -       -17.71%     09/18/00
Alliance Growth Portfolio                                      -24.21%     -        14.44%     12/17/96
Alliance Premier Growth Portfolio-Class B*                       -         -       -26.14%     05/01/00
Capital Appreciation Fund (Janus)                              -27.59%     -        23.47%     12/16/96
Delaware Investments REIT Series                                23.51%     -         2.63%     05/12/98
Dreyfus VIF Appreciation Portfolio                              -7.92%     -         5.12%     04/01/98
Dreyfus VIF Small Cap Portfolio                                  5.73%     -         4.62%     04/08/98
Equity Income Portfolio (Fidelity)                               1.61%     -        12.52%     12/16/96
Equity Index Portfolio-Class  II*                              -15.95%     -        -4.85%     05/18/99
Federated Stock Portfolio                                       -3.68%     -        11.42%     01/10/97
Fidelity VIP II Contrafund(R) Portfolio-Service Class 2*         -         -       -13.29%     05/01/00
Janus Aspen Global Life Sciences Portfolio - Service Shares*     -         -         7.46%     05/01/00
Janus Aspen Global Technology Portfolio - Service Shares*        -         -       -36.88%     05/01/00
Janus Aspen Worldwide Growth Portfolio - Service Shares*         -         -       -24.99%     05/01/00
Large Cap Portfolio (Fidelity)                                 -20.73%     -        14.85%     12/17/96
Lazard International Stock Portfolio                           -17.92%     -         5.34%     12/16/96
MFS Emerging Growth Portfolio                                  -25.97%     -        20.67%     12/16/96
MFS Mid Cap Growth Portfolio                                     1.83%     -        21.15%     04/30/98
Salomon Brothers Variable Investors Fund                         7.63%     -         8.08%     04/08/98
Smith Barney Appreciation Portfolio                             -7.70%     -         8.90%     06/11/97

STOCK ACCOUNTS: (CONTINUED)                              1 Year    5 Year     10 Year (or inception)
Smith Barney Total Return Portfolio                       12.79%      -         10.83%   05/14/98
Travelers Disciplined Mid Cap Stock Portfolio              8.99%      -         16.41%   06/05/97
Travelers Disciplined Small Cap Stock Portfolio           -5.33%      -          0.68%   05/08/98
Warburg Pincus Emerging Markets Portfolio                -36.56%      -         -6.35%   05/15/98

BOND ACCOUNTS:
Federated High Yield Portfolio                           -14.87%      -          0.82%   01/03/97
Smith Barney Diversified Strategic Income Portfolio       -4.63%      -          1.87%   06/12/97
Travelers Convertible Bond Portfolio                       4.95%      -          8.76%   05/12/98
Travelers Quality Bond Portfolio                          -0.52%      -          3.50%   12/17/96

BALANCED ACCOUNTS:
Janus Aspen Balanced Portfolio - Service Shares*            -         -         -8.64%   05/01/00
MFS Total Return Portfolio                                 9.01%      -         10.10%   01/10/97

MONEY MARKET ACCOUNTS:
Travelers Money Market Portfolio                          -1.29%      -          2.69%   02/04/97

The inception date used to calculate standardized performance is based on the date that the investment option became active in the product

                      TRAVELERS PORTFOLIO ARCHITECT SELECT
                   NONSTANDARDIZED PERFORMANCE AS OF 12/31/00

                                                                                   Cumulative Returns
                                                                   YTD       1 YR         3YR         5YR        10YR
STOCK ACCOUNTS:
AIM Capital Appreciation Portfolio                               -11.64%    -11.64%      43.99%       80.45%       -
AIM V.I. Value Fund                                              -15.83%    -15.83%      40.76%       94.78%       -
Alliance Growth Portfolio                                        -19.36%    -19.36%      33.82%      117.22%       -
Alliance Premier Growth Portfolio-Class B*                       -17.93%    -17.93%      56.06%      149.21%       -
Capital Appreciation Fund (Janus)                                -22.96%    -22.96%      85.99%      192.43%    541.73%
Delaware Investments REIT Series                                  29.52%     29.52%        -            -          -
Dreyfus VIF Appreciation Portfolio                                -2.03%     -2.03%      38.37%      116.42%       -
Dreyfus VIF Small Cap Portfolio                                   11.75%     11.75%      29.32%       71.21%   1570.12%
Equity Income Portfolio (Fidelity)                                 7.62%      7.62%      23.42%         -          -
Equity Index Portfolio - Class  II*                              -10.58%    -10.58%      34.84%      116.09%       -
Federated Stock Portfolio                                          2.33%      2.33%      23.58%         -          -
Fidelity VIP II Contrafund(R) Portfolio-Service Class 2*          -8.12%     -8.12%      44.12%      110.77%       -
Janus Aspen Global Life Sciences Portfolio - Service Shares*        -          -           -            -          -
Janus Aspen Global Technology Portfolio - Service Shares*           -          -           -            -          -
Janus Aspen Worldwide Growth Portfolio - Service Shares*         -17.15%    -17.15%      70.80%      161.78%       -
Large Cap Portfolio (Fidelity)                                   -15.66%    -15.66%      43.78%         -          -
Lazard International Stock Portfolio                             -12.67%    -12.67%      16.40%         -          -
MFS Emerging Growth Portfolio                                    -21.24%    -21.24%      81.82%         -          -
MFS Mid Cap Growth Portfolio                                       7.85%      7.85%        -            -          -
Salomon Brothers Variable Investors Fund                          13.65%     13.65%        -            -          -
Smith Barney Appreciation Portfolio                               -1.79%     -1.79%      28.70%       89.70%       -
Smith Barney Total Return Portfolio                               18.81%     18.81%      48.09%      111.04%       -
Travelers Disciplined Mid Cap Stock Portfolio                     15.00%     15.00%      48.37%         -          -
Travelers Disciplined Small Cap Stock Portfolio                    0.69%      0.69%        -            -          -
Warburg Pincus Emerging Markets Portfolio                        -32.50%    -32.50%      -0.11%         -          -

BOND ACCOUNTS:
Federated High Yield Portfolio                                    -9.42%     -9.42%      -4.92%         -          -
Smith Barney Diversified Strategic Income Portfolio                1.38%      1.38%       6.70%       24.83%       -
Travelers Convertible Bond Portfolio                              10.96%     10.96%        -            -          -
Travelers Quality Bond Portfolio                                   5.49%      5.49%      12.50%         -          -

                                                                Average Annual Returns                      Calendar Year Returns
                                                                3YR     5YR     10YR       Inception        1999     1998    1997
STOCK ACCOUNTS:
AIM Capital Appreciation Portfolio                             12.91%  12.52%    -      11.02%  10/10/95   40.98%   15.59%  10.60%
AIM V.I. Value Fund                                            12.06%  14.25%    -      15.68%    5/5/93   28.11%   30.53%  21.98%
Alliance Growth Portfolio                                      10.19%  16.76%    -      18.43%   6/20/94   30.42%   27.23%  27.24%
Alliance Premier Growth Portfolio-Class B*                     15.98%  20.01%    -      18.60%   6/26/92   30.32%   45.92%  32.00%
Capital Appreciation Fund (Janus)                              22.96%  23.91%  20.41%   11.52%   5/16/83   51.40%   59.47%  24.38%
Delaware Investments REIT Series                                 -       -       -       4.43%    5/6/98   -3.97%     -       -
Dreyfus VIF Appreciation Portfolio                             11.42%  16.68%    -      15.53%    4/5/93    9.91%   28.50%  26.30%
Dreyfus VIF Small Cap Portfolio                                 8.94%  11.34%  32.49%   31.49%   8/31/90   21.44%   -4.70%  15.14%
Equity Income Portfolio (Fidelity)                              7.26%    -       -      14.36%   8/30/96    3.46%   10.85%  30.48%
Equity Index Portfolio - Class  II*                            10.47%  16.64%    -      15.78%  11/30/91   18.91%   26.81%  31.59%
Federated Stock Portfolio                                       7.31%    -       -      14.85%   8/30/96    3.88%   16.25%  31.67%
Fidelity VIP II Contrafund(R) Portfolio-Service Class 2*       12.94%  16.06%    -      19.46%    1/3/95   22.42%   28.13%  22.36%
Janus Aspen Global Life Sciences Portfolio - Service Shares*     -       -       -      -8.12%   1/18/00     -        -       -
Janus Aspen Global Technology Portfolio - Service Shares*        -       -       -     -34.98%   1/18/00     -        -       -
Janus Aspen Worldwide Growth Portfolio - Service Shares*       19.52%  21.20%    -      20.50%   9/13/93   62.16%   27.13%  20.46%
Large Cap Portfolio (Fidelity)                                 12.86%    -       -      16.96%   8/30/96   27.53%   33.69%  21.74%
Lazard International Stock Portfolio                            5.19%    -       -       6.67%    8/1/96   20.02%   11.06%   6.63%
MFS Emerging Growth Portfolio                                  22.03%    -       -      21.03%   8/30/96   74.33%   32.42%  19.34%
MFS Mid Cap Growth Portfolio                                     -       -       -      21.99%   3/23/98   61.91%     -       -
Salomon Brothers Variable Investors Fund                         -       -       -      11.50%   2/17/98   10.10%     -       -
Smith Barney Appreciation Portfolio                             8.76%  13.65%    -      11.46%  10/16/91   11.55%   17.47%  24.66%
Smith Barney Total Return Portfolio                            13.97%  16.09%    -      15.82%   12/3/93   20.32%    3.60%  15.22%
Travelers Disciplined Mid Cap Stock Portfolio                  14.04%    -       -      19.85%    4/1/97   11.90%   15.30%    -
Travelers Disciplined Small Cap Stock Portfolio                  -       -       -       1.96%    5/1/98   18.74%     -       -
Warburg Pincus Emerging Markets Portfolio                      -0.04%    -       -      -0.04%  12/31/97   78.90%  -17.28%    -

BOND ACCOUNTS:
Federated High Yield Portfolio                                 -1.67%     -      -       3.46%   8/30/96    1.66%    3.25%  13.85%
Smith Barney Diversified Strategic Income Portfolio             2.18%    4.53%   -       4.77%  10/16/91    0.31%    4.93%   6.63%
Travelers Convertible Bond Portfolio                             -        -      -      10.29%    5/1/98   17.05%     -       -
Travelers Quality Bond Portfolio                                4.00%     -      -       4.79%   8/30/96   -0.32%    6.98%   5.65%

                      TRAVELERS PORTFOLIO ARCHITECT SELECT
                   NONSTANDARDIZED PERFORMANCE AS OF 12/31/00

                                                                           Cumulative Returns
                                                           YTD        1 YR        3YR         5YR       10YR
BALANCED ACCOUNTS:
Janus Aspen Balanced - Service Shares*                    -2.73%     -2.73%       61.0%      122.1%       -
MFS Total Return Portfolio                                15.03%     15.03%      28.17%      73.01%       -

MONEY MARKET ACCOUNTS:
Travelers Money Market Portfolio                           4.73%      4.73%      12.30%      19.51%     34.35%
Travelers Money Market Portfolio - 7 Day Yield             5.04%   This yield quotation more closely reflects the current earnings of this fund.

                                                         Average Annual Returns                          Calendar Year Returns
                                                         3YR      5YR      10YR       Inception         1999      1998      1997
BALANCED ACCOUNTS:
Janus Aspen Balanced - Service Shares*                  17.19%   17.28%     -      15.70%   9/13/93    25.00%    32.42%    20.40%
MFS Total Return Portfolio                               8.62%   11.57%     -      11.99%   6/20/94     1.21%    10.10%    19.56%

MONEY MARKET ACCOUNTS:
Travelers Money Market Portfolio                         3.94%    3.62%    2.99%    3.71%  12/31/87     3.52%     3.59%     3.60%
Travelers Money Market Portfolio - 7 Day Yield


* These funds offer multiple classes of shares. The performance above may reflect the fees and performance of another class of the same fund for periods before the current class existed. If the current class's 12b-1 fee and other expenses were higher, the performance shown would be lower. They may not be available in every jurisdiction.

With the optional ESP rider, the annuity contract's asset based charges would have been 0.20% higher, which would have reduced performance.

                           TRAVELERS PREMIER ADVISERS
                     STANDARDIZED PERFORMANCE AS OF 12/31/00


STOCK PORTFOLIOS:                                                    1 Year          5 Year       10 Year (or inception)
Equity Income Portfolio (Fidelity)                                    1.62%             -           12.54%    12/16/96
Large Cap Portfolio (Fidelity)                                       -20.72%                        14.86%    12/17/96
Janus Aspen Capital Appreciation Portfolio - Service Shares*            -               -          -18.07%     5/1/00
Janus Aspen Strategic Value Portfolio - Service Shares*                 -               -           -3.61%    12/18/00
Janus Aspen Worldwide Growth Portfolio - Service Shares*                -               -          -24.98%     5/1/00
Morgan Stanley Real Estate Securities Portfolio                      20.25%             -           1.63%     5/22/98
Morgan Stanley UIF Active International Allocation Portfolio            -               -          -13.79%     5/1/00
Morgan Stanley UIF Emerging Markets Equity Portfolio                 -43.65%            -           -6.24%    5/22/98
Morgan Stanley UIF Equity Growth Portfolio                              -               -          -22.68%     5/1/00
Morgan Stanley UIF Global Equity Portfolio                            3.92%             -           2.54%     5/19/98
Morgan Stanley UIF Mid Cap Growth Portfolio                             -               -          -19.08%     5/1/00
Morgan Stanley UIF Mid Cap Value Portfolio #                          3.22%             -           10.48%    5/20/98
Morgan Stanley UIF Technology Portfolio                                 -               -          -38.51%     5/1/00
Morgan Stanley UIF Value Portfolio #                                 17.23%             -           0.00%     5/20/98
Salomon Brothers Variable Capital Fund                               10.60%             -           15.93%    5/22/98
Salomon Brothers Variable Investors Fund                              7.64%             -           8.09%      4/8/98
Salomon Brothers Variable Small Cap Growth Fund                         -               -           -7.23%     5/1/00
Van Kampen Comstock Portfolio                                        21.99%             -           6.70%     5/11/99
Van Kampen Emerging Growth Portfolio                                 -16.71%            -           32.82%    5/22/98
Van Kampen Enterprise Portfolio                                      -20.87%            -           3.04%     5/22/98
Van Kampen Growth and Income Portfolio                               11.69%             -           10.56%    5/22/98
Van Kampen Comstock Portfolio - Class II Shares*                        -               -            0.85%   12/18/00
Van Kampen Emerging Growth Portfolio - Class II Shares*                 -               -           -7.30%   12/18/00
Van Kampen Enterprise Portfolio - Class II Shares*                      -               -           -6.28%   12/18/00
Van Kampen Growth and Income Portfolio - Class II Shares*               -               -           -2.40%   12/18/00
BALANCED PORTFOLIO:
Janus Aspen Balanced Portfolio - Service Shares*                        -               -           -8.63%     5/1/00
BOND PORTFOLIOS:
Salomon Brothers Variable High Yield Bond Fund                       -7.32%             -           -1.27%    5/20/98
Salomon Brothers Variable Strategic Bond Fund                        -0.18%             -            1.37%    5/20/98
Van Kampen Domestic Income Portfolio                                 -1.34%             -           -0.82%    6/10/98
Van Kampen Government Portfolio                                       4.85%             -            2.30%    5/21/98
Van Kampen Domestic Income Portfolio - Class II Shares*                 -               -           -5.80%   12/18/00
Van Kampen Government Portfolio - Class II Shares*                      -               -           -5.73%   12/18/00
MONEY MARKET PORTFOLIO:
Van Kampen Money Market Portfolio                                    -1.34%             -            2.04%    5/19/98
Van Kampen Money Market Portfolio - Class II Shares*                                                -5.82%   12/18/00


The inception date used to calculate standardized performance is based on the date that the investment option became active in the product.

                           TRAVELERS PREMIER ADVISERS
                   NONSTANDARDIZED PERFORMANCE AS OF 12/31/00

                                                                      Cumulative Returns                   Average Annual Returns
                                                         -------------------------------------------       -----------------------
                                                           YTD     1 YR      3YR       5YR      10YR        3YR     5YR     10YR
STOCK PORTFOLIOS:
Equity Income Portfolio (Fidelity)                         7.62%    7.62%    23.42%     -         -         7.26%    -        -
Large Cap Portfolio (Fidelity)                           -15.66%  -15.66%    43.78%     -         -        12.86%    -        -
Janus Aspen Capital Appreciation Portfolio -
Service Shares*                                          -10.69%  -10.69%     4.95%     -         -         1.62%    -        -
Janus Aspen Strategic Value Portfolio -
Service Shares*                                             -        -        -         -         -          -       -        -
Janus Aspen Worldwide Growth Portfolio -
Service Shares*                                          -17.15%  -17.15%    70.80%   161.76%     -        19.52%  21.20%     -
Morgan Stanley Real Estate Securities Portfolio           26.25%   26.25%     4.87%    73.96%     -         1.60%  11.70%     -
Morgan Stanley UIF Active International Allocation
Portfolio                                                -15.02%  -15.02%     -         -         -          -       -        -
Morgan Stanley UIF Emerging Markets Equity Portfolio     -40.06%  -40.06%   -13.51%     -         -        -4.72%    -        -
Morgan Stanley UIF Equity Growth Portfolio               -12.97%  -12.97%    40.80%     -         -        12.07%    -        -
Morgan Stanley UIF Global Equity Portfolio                 9.92%    9.92%    26.27%     -         -         8.08%    -        -
Morgan Stanley UIF Mid Cap Growth Portfolio               -8.62%   -8.62%     -         -         -          -       -        -
Morgan Stanley UIF Mid Cap Value Portfolio #               9.23%    9.23%    47.93%     -         -        13.93%    -        -
Morgan Stanley UIF Technology Portfolio                  -24.64%  -24.64%     -         -         -          -       -        -
Morgan Stanley UIF Value Portfolio #                      23.23%   23.23%    15.00%     -         -         4.76%    -        -
Salomon Brothers Variable Capital Fund                    16.60%   16.60%     -         -         -          -       -        -
Salomon Brothers Variable Investors Fund                  13.65%   13.65%     -         -         -          -       -        -
Salomon Brothers Variable Small Cap Growth Fund           15.12%   15.12%     -         -         -          -       -        -
Van Kampen Comstock Portfolio                             28.00%   28.00%     -         -         -          -       -        -
Van Kampen Emerging Growth Portfolio                     -11.40%  -11.40%   142.24%   230.97%     -        34.27%  27.01%     -
Van Kampen Enterprise Portfolio                          -15.82%  -15.82%    28.75%   104.21%   302.90%     8.78%  15.33%   14.94%
Van Kampen Growth and Income Portfolio                    17.69%   17.69%    54.75%     -         -        15.65%    -        -
Van Kampen Comstock Portfolio - Class II Shares*          27.77%   27.77%     -         -         -          -       -        -
Van Kampen Emerging Growth Portfolio Class II Shares*    -11.55%  -11.55%   141.81%   230.39%     -        34.19%  26.97      -
Van Kampen Enterprise Portfolio - Class II Shares*       -15.91%  -15.91%    28.61%   103.99%   302.46%     8.74%  15.31    14.93%
Van Kampen Growth and Income Portfolio Class II Shares*   17.55%   17.55%    54.57%      -        -        15.61%    -        -
BALANCED PORTFOLIO:
Janus Aspen Balanced Portfolio - Service Shares*          -2.73%   -2.73%    61.00%   122.08%     -        17.19%  17.28%     -
BOND PORTFOLIOS:
Salomon Brothers Variable High Yield Bond Fund            -1.40%   -1.40%     -         -         -          -       -        -
Salomon Brothers Variable Strategic Bond Fund              5.82%    5.82%     -         -         -          -       -        -
Van Kampen Domestic Income Portfolio                       4.66%    4.66%     6.66%    23.82%   112.79%     2.17%   4.36%    7.84%
Van Kampen Government Portfolio                           10.85%   10.85%    14.29%    24.40%    71.88%     4.55%   4.46%    5.56%
Van Kampen Domestic Income Portfolio - Class II Shares*    4.63%    4.63%     6.63%    23.78%   112.72%     2.16%   4.35     7.83%
Van Kampen Government Portfolio - Class II Shares*        10.80%   10.80%    14.23%    24.34%    71.79%     4.53%   4.45     5.56%
MONEY MARKET PORTFOLIO:
Van Kampen Money Market Portfolio                          4.66%    4.66%    12.14%    20.16%    37.32%     3.89%   3.74%    3.22%
Van Kampen Money Market Portfolio - 7 Day Yield            5.21%    This yield quotation more closely reflects the current
                                                                    earnings of this fund.
Van Kampen Money Market Portfolio - Class II Shares*       4.24%    4.24%    11.69%    19.67%    36.77%     3.75%   3.65     3.18%
Van Kampen Money Market Portfolio - Class II Shares -      3.51%    This yield quotation more closely reflects the current
                                                                    earnings of this fund.



                                                                                Calendar Year Returns
                                                                             --------------------------
                                                            Inception          1999      1998      1997
STOCK PORTFOLIOS:
Equity Income Portfolio (Fidelity)                        14.36%  8/30/96      3.46%    10.85%    30.48%
Large Cap Portfolio (Fidelity)                            16.96%  8/30/96     27.53%    33.69%    21.74%
Janus Aspen Capital Appreciation Portfolio -
Service Shares*                                            7.87%   5/1/97     64.68%   -28.64%     -
Janus Aspen Strategic Value Portfolio -
Service Shares*                                           -0.54%  4/28/00      -          -        -
Janus Aspen Worldwide Growth Portfolio -
Service Shares*                                           20.50%  9/13/93     62.16%    27.13%    20.46%
Morgan Stanley Real Estate Securities Portfolio           12.07%   7/3/95     -4.72%   -12.82%    19.83%
Morgan Stanley UIF Active International Allocation
Portfolio                                                 -0.37%  8/31/99      -          -        -
Morgan Stanley UIF Emerging Markets Equity Portfolio      -4.15%  10/1/96     92.99%   -25.24%    -1.09%
Morgan Stanley UIF Equity Growth Portfolio                16.61%   1/2/97     37.51%    17.65%     -
Morgan Stanley UIF Global Equity Portfolio                10.59%   1/3/97      2.65%    11.91%     -
Morgan Stanley UIF Mid Cap Growth Portfolio               21.23% 10/18/99      -          -        -
Morgan Stanley UIF Mid Cap Value Portfolio #              19.77%   1/2/97     18.45%    14.34%     -
Morgan Stanley UIF Technology Portfolio                   -6.03% 11/30/99      -          -        -
Morgan Stanley UIF Value Portfolio #                       8.24%   1/2/97     -3.18%    -3.61%     -
Salomon Brothers Variable Capital Fund                    18.70%  2/17/98     20.39%      -        -
Salomon Brothers Variable Investors Fund                  11.50%  2/17/98     10.10%      -        -
Salomon Brothers Variable Small Cap Growth Fund           33.15%  11/1/99      -          -        -
Van Kampen Comstock Portfolio                             11.41%   5/1/99      -          -        -
Van Kampen Emerging Growth Portfolio                      27.77%   7/3/95    101.57%    35.64%    18.77%
Van Kampen Enterprise Portfolio                           10.65%   4/7/86     24.11%    23.23%    28.88%
Van Kampen Growth and Income Portfolio                    16.51% 12/23/96     11.42%    18.01%    19.90%
Van Kampen Comstock Portfolio - Class II Shares*          11.30%   5/1/99      -          -        -
Van Kampen Emerging Growth Portfolio Class II Shares*     27.73%   7/3/95    101.57%    35.63%    18.77%
Van Kampen Enterprise Portfolio - Class II Shares*        10.64%   4/7/86     24.11%    23.23%    28.88%
Van Kampen Growth and Income Portfolio Class II Shares*   16.47% 12/23/96     11.42%    18.01%    19.90%
BALANCED PORTFOLIO:
Janus Aspen Balanced Portfolio - Service Shares*          15.70%  9/13/93     25.00%    32.42%    20.40%
BOND PORTFOLIOS:
Salomon Brothers Variable High Yield Bond Fund             0.65%   5/1/98      4.05%      -        -
Salomon Brothers Variable Strategic Bond Fund              3.33%  2/17/98     -1.02%      -        -
Van Kampen Domestic Income Portfolio                       5.73%  11/4/87     -3.47%     5.57%    10.36%
Van Kampen Government Portfolio                            5.40%   4/7/86     -4.70%     8.19%     8.10%
Van Kampen Domestic Income Portfolio - Class II Shares*    5.73%  11/4/87     -3.47%     5.57%    10.36%
Van Kampen Government Portfolio - Class II Shares*         5.40%   4/7/86     -4.70%     8.19%     8.10%
MONEY MARKET PORTFOLIO:
Van Kampen Money Market Portfolio                          4.08%   4/7/86      3.17%     3.86%     3.60%
Van Kampen Money Market Portfolio - Class II Shares*       4.05%   4/7/86      3.17%     3.86%     3.60%

                           TRAVELERS PREMIER ADVISERS
             VARIABLE ANNUITY CONTRACTS EFFECTIVE DECEMBER 18, 2000
                   NONSTANDARDIZED PERFORMANCE AS OF 12/31/00




7 Day Yield

The inception date is the date that the underlying fund commenced operations.

* These funds offer multiple classes of shares. The performance above may reflect the fees and performance of another class of the same fund for periods before the current class existed. If the current class's 12b-1 fee and other expenses were higher, the performance shown would be lower. They may not be available in every jurisdiction. With the optional ESP rider, the annuity contract's asset based charges would have been 0.20% higher, which would have reduced performance

                           FEDERAL TAX CONSIDERATIONS

      The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by a contract owner or beneficiary who may make elections under a contract. For further information, please consult a qualified tax adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

      Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan, or a Section 403(b) annuity, attains age 70-1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the contract owner attains 70-1/2. Distributions must also begin or be continued according to required patterns following the death of the contract owner or the annuitant.

NONQUALIFIED ANNUITY CONTRACTS

      Individuals may purchase tax-deferred annuities without tax law funding limits. The purchase payments receive no tax benefit, deduction or deferral, but increases in the value of the contract are generally deferred from tax until distribution. If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), the increases in value attributable to purchase payments made after February 28, 1986 are generally includable in income annually. Furthermore, for contracts issued after April 22, 1987, all deferred increases in value will be includable in the income of a contract owner when the contract owner transfers the contract without adequate consideration.

      If two or more annuity contracts are purchased from the same insurer within the same calendar year, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

      Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

      In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically,
Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced.

INDIVIDUAL RETIREMENT ANNUITIES

      To the extent of earned income for the year and not exceeding $2,000 per individual, an individual may make deductible contributions to an individual retirement annuity (IRA). There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit of $4,000.

      The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of 15% of compensation up to $35,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

      Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to $6,000. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution of 100% on the first 3% or 7% contribution for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS

      Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations ($2,000 per year for annual contributions), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

      Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59-1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59-1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

      Under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

      Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

SECTION 403(b) PLANS

      Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code.

      Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59-1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

      The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(b) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

      There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

      (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

      (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

      (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70-1/2 or as otherwise required by law, or

      (d)   the distribution is a hardship distribution.

      A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.    OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

      To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

      The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 2000, a recipient receiving periodic payments (e.g., monthly or annual payments under an annuity option) which total $15,150 or less per year, will generally be exempt from periodic withholding.

      Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

      Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.


                             INDEPENDENT ACCOUNTANTS

      The financial statements of The Travelers Life and Annuity Company as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, included herein, and the financial statements of The Travelers Fund ABD II for Variable Annuities as of December 31, 2000, and for the years ended December 31, 2000 and 1999, also included herein, have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

ANNUAL REPORT
DECEMBER 31, 2000



















                            THE TRAVELERS FUND ABD II
                            FOR VARIABLE ANNUITIES
















 [TRAVELERSINSURANCE LOGO]


 The Travelers Insurance Company
 The Travelers Life and Annuity Company
 One Tower Square
 Hartford, CT  06183

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000



ASSETS:
 Investments at market value:
  Capital Appreciation Fund, 1,798,970 shares (cost $147,689,320) .......................    $ 147,533,554
  Money Market Portfolio, 37,479,512 shares (cost $37,479,512) ..........................       37,479,512
  AIM Variable Insurance Funds, Inc., 12,429 shares (cost $358,455) .....................          339,440
  Alliance Variable Product Series Fund, Inc., 333,602 shares (cost $12,848,400) ........       10,651,898
  Delaware Group Premium Fund, 229,520 shares (cost $2,153,658) .........................        2,529,306
  Dreyfus Variable Investment Fund, 777,447 shares (cost $35,674,484) ...................       30,805,983
  Greenwich Street Series Fund, 5,340,302 shares (cost $86,258,100) .....................       87,107,527
  Janus Aspen Series, 1,578,977 shares (cost $27,438,445) ...............................       23,951,392
  Salomon Brothers Variable Series Fund Inc., 2,862,509 shares (cost $33,825,365) .......       35,731,002
  The Travelers Series Trust, 23,542,192 shares (cost $346,656,090) .....................      357,872,008
  The Universal Institutional Funds, Inc., 3,881,900 shares (cost $50,844,907) ..........       48,043,263
  Travelers Series Fund Inc., 9,076,170 shares (cost $186,448,950) ......................      185,493,120
  Van Kampen Life Investment Trust, 9,354,608 shares (cost $68,790,399) .................       67,662,373
  Variable Insurance Products Fund II, 141,988 shares (cost $3,482,913) .................        3,356,585
  Warburg Pincus Trust, 443,106 shares (cost $5,667,620) ................................        4,134,176
                                                                                            ----------------

   Total Investments (cost $1,045,616,618) ..............................................                          $ 1,042,691,139

Receivables:
  Dividends .............................................................................                                  271,031
  Purchase payments and transfers from other Travelers accounts .........................                                4,143,966
Other assets ............................................................................                                      728
                                                                                                                 ------------------


   Total Assets .........................................................................                            1,047,106,864
                                                                                                                 ------------------



LIABILITIES:
 Payables:
  Contract surrenders and transfers to other Travelers accounts .........................                                3,303,866
  Insurance charges .....................................................................                                  352,447
  Administrative fees ...................................................................                                   42,291
 Accrued liabilities ....................................................................                                    2,950
                                                                                                                 ------------------


   Total Liabilities ....................................................................                                3,701,554
                                                                                                                 ------------------


NET ASSETS:                                                                                                        $ 1,043,405,310
                                                                                                                 ==================


                        See Notes to Financial Statements
p                          THE TRAVELERS FUND ABD II
                            FOR VARIABLE ANNUITIES

                           STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2000









INVESTMENT INCOME:
 Dividends ...............................................................                                          $ 60,362,150

EXPENSES:
 Insurance charges .......................................................           $ 12,353,599
 Administrative fees .....................................................              1,482,431
                                                                             ---------------------


  Total expenses                                                                                                      13,836,030
                                                                                                           ----------------------


   Net investment income                                                                                              46,526,120
                                                                                                           ----------------------


REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain (loss) from investment transactions:
  Proceeds from investments sold .........................................          1,154,055,420
  Cost of investments sold ...............................................          1,148,624,425
                                                                             ---------------------


  Net realized gain (loss) ..............................................                                              5,430,995

 Change in unrealized gain (loss) on investments:
  Unrealized gain at December 31, 1999 ..................................             138,990,862
  Unrealized loss at December 31, 2000 ..................................              (2,925,479)
                                                                             ---------------------


   Net change in unrealized gain (loss) for the year ....................                                           (141,916,341)
                                                                                                            ---------------------


    Net realized gain (loss) and change in unrealized gain (loss) .......                                           (136,485,346)
                                                                                                            ---------------------


  Net decrease in net assets resulting from operations ..................                                          $ (89,959,226)
                                                                                                            =====================




                        See Notes to Financial Statements

                            THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999






                                                                                   2000                           1999
                                                                                   ----                           ----

OPERATIONS:
 Net investment income................................................           $      46,526,120              $      17,011,481
 Net realized gain (loss) from investment transactions................                   5,430,995                      9,476,412
 Net change in unrealized gain (loss) on investments..................                (141,916,341)                   102,835,088
                                                                        ---------------------------    ---------------------------

  Net increase (decrease) in net assets resulting from operations.....                 (89,959,226)                   129,322,981
                                                                        ---------------------------   ---------------------------
UNIT TRANSACTIONS:
 Participant purchase payments
   (applicable to 181,787,819 and 166,599,210 units, respectively)....                 261,754,379                    230,945,585
 Participant transfers from other Travelers accounts
   (applicable to 1,037,713,397 and 412,772,611 units, respectively)..               1,313,828,311                    525,844,236
 Administrative charges
   (applicable to 75,408 and 56,314 units, respectively)..............                    (128,844)                       (82,126)
 Contract surrenders
   (applicable to 49,166,183 and 29,909,228 units, respectively)......                 (77,343,773)                   (40,380,404)
 Participant transfers to other Travelers accounts
   (applicable to 977,630,038 and 338,145,478 units, respectively)...               (1,213,277,590)                  (415,729,534)
 Other payments to participants
   (applicable to 10,099,901 and 4,551,953 units, respectively)......                  (14,881,473)                    (5,832,750)
                                                                        ---------------------------    ---------------------------

  Net increase in net assets resulting from unit transactions.........                 269,951,010                    294,765,007
                                                                        ---------------------------    ---------------------------

    Net increase in net assets........................................                 179,991,784                    424,087,988

NET ASSETS:
  Beginning of year...................................................                 863,413,526                    439,325,538
                                                                        ---------------------------    ---------------------------

  End of year.........................................................         $     1,043,405,310             $      863,413,526
                                                                        ===========================    ===========================





                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Fund ABD II for Variable Annuities ("Fund ABD II") is a separate account of The Travelers Life and Annuity Company ("Travelers Life"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by Travelers Life. Fund ABD II is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Fund ABD II includes the Portfolio Architect, Portfolio Architect Select, Travelers Access, Travelers Access Select, and Travelers Premier Advisers products.

    Participant purchase payments applied to Fund ABD II are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2000, the investments comprising Fund ABD II were:
    Capital Appreciation Fund; Money Market Portfolio; AIM V.I. Value Fund of AIM Variable Insurance Funds, Inc.; Premier Growth Portfolio - Class B of Alliance Variable Product Series Fund, Inc.; REIT Series of Delaware Group Premium Fund; Appreciation Portfolio and Small Cap Portfolio of Dreyfus Variable Investment Fund; Appreciation Portfolio, Diversified Strategic Income Portfolio, Total Return Portfolio and Equity Index Portfolio - Class II Shares of Greenwich Street Series Fund; Balanced Portfolio - Service Shares, Global Life Sciences Portfolio - Service Shares, Global Technology Portfolio - Service Shares, *Strategic Value Portfolio - Service Shares, VIP Capital Appreciation - Service Shares and Worldwide Growth Portfolio - Services Shares of Janus Aspen Series; Capital Fund, High Yield Bond Fund, Investors Fund, Strategic Bond Fund and Small Cap Growth Fund of Salomon Brothers Variable Series Fund Inc.; Equity Income Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, MFS Mid Cap Growth Portfolio, MFS Research Portfolio, Strategic Stock Portfolio, Convertible Bond Portfolio, Disciplined Mid Cap Stock Portfolio, Disciplined Small Cap Stock Portfolio and Travelers Quality Bond Portfolio of The Travelers Series Trust; Active International Allocation Portfolio, Emerging Markets Equity Portfolio, Equity Growth Portfolio, Global Equity Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Technology Portfolio, U.S. Real Estate Portfolio (formerly Morgan Stanley Real Estate Securities Portfolio of Van Kampen Life Investment Trust) and Value Portfolio of The Universal Institutional Funds, Inc. (formerly Morgan Stanley Dean Witter Universal Funds, Inc.); AIM Capital Appreciation Portfolio, Alliance Growth Portfolio, MFS Total Return Portfolio and Putnam Diversified Income Portfolio of Travelers Series Fund Inc.; Comstock Portfolio, Comstock Portfolio - Class II Shares, Domestic Income Portfolio, *Domestic Income Portfolio - Class II Shares, Emerging Growth Portfolio, Emerging Growth Portfolio - Class II Shares, Enterprise Portfolio, Enterprise Portfolio - Class II Shares, Government Portfolio, Government Portfolio - Class II Shares, Growth and Income Portfolio, Growth and Income Portfolio - Class II Shares, Money Market Portfolio and *Money Market Portfolio - Class II Shares of Van Kampen Life Investment Trust; Contrafund(R) Portfolio - Service Class 2 of Variable Insurance Products Fund II; *Fidelity VIP Mid Cap Portfolio - Service Class II of Variable Insurance Products Fund III; Emerging Markets Portfolio of Warburg Pincus Trust.

    All of the funds are Massachusetts business trusts, except Travelers Series Fund Inc., Delaware Group Premium Fund, Alliance Variable Product Series Fund, Inc., Salomon Brothers Variable Series Fund, Inc., and The Universal Institutional Funds, Inc. (formerly Morgan Stanley Dean Witter Universal Funds, Inc.) which are incorporated under Maryland law and AIM Variable Insurance Funds, Inc., Janus Aspen Series and Van Kampen Life Investment Trust which are Delaware business trusts. Capital Appreciation Fund, Money Market Portfolio, Travelers Series Fund Inc., Travelers Series Trust, Greenwich Street Series Fund, and Salomon Brothers Variable Series Fund Inc. are managed by affiliates of The Travelers. Not all funds may be available in all states or to all contract owners. Funds indicated by an asterisk (*) did not have activity as of December 31, 2000.

    The following is a summary of significant accounting policies consistently followed by Fund ABD II in the preparation of its financial statements.

    SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

    FEDERAL INCOME TAXES. The operations of Fund ABD II form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund ABD II. Fund ABD II is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments were $1,471,225,085 and $1,154,055,420, respectively, for the year ended December 31, 2000. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $1,045,616,618 at December 31, 2000. Gross unrealized appreciation for all investments at December 31, 2000 was $36,886,799. Gross unrealized depreciation for all investments at December 31, 2000 was $39,812,278.

3.  CONTRACT CHARGES

    Insurance charges are paid for the mortality and expense risks assumed by Travelers Life. Each business day, Travelers Life deducts a mortality and expense risk charge which is reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.25% of the amount held in each funding option.

    Administrative fees are paid for administrative expenses. This fee is also deducted each business day and reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 0.15% of the amounts held in each funding option.

    For contracts in the accumulation phase with a contract value less than $40,000, an annual charge of $30 (prorated for partial periods) is deducted from participant account balances and paid to Travelers Life to cover contract administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, Travelers Life generally assesses a contingent deferred sales charge of up to 6% if a participant's purchase payment is surrendered within seven years of its payment date. Contract surrender payments include $1,064,256 and $385,026 of contingent deferred sales charges for the years ended December 31, 2000 and 1999, respectively.

4.  NET CONTRACT OWNERS' EQUITY




                                                                                     DECEMBER 31, 2000
                                                         -----------------------------------------------------------------------

                                                          ACCUMULATION          ANNUITY             UNIT           NET
                                                              UNITS              UNITS             VALUE         ASSETS
                                                              -----              -----             -----         ------


Capital Appreciation Fund ..........................          61,800,757            11,659      $    2.387     $  147,522,942

Money Market Portfolio .............................          34,878,360                 -           1.160         40,450,075

AIM Variable Insurance Funds, Inc.
  AIM V.I. Value Fund ..............................             391,818                 -           0.875            343,010

Alliance Variable Product Series Fund, Inc.
  Premier Growth Portfolio - Class B ................         13,647,974                 -           0.786         10,723,650

Delaware Group Premium Fund
  REIT Series .......................................          2,273,183                 -           1.121          2,548,816

Dreyfus Variable Investment Fund
  Appreciation Portfolio ...........................          12,271,080                 -           1.198         14,696,249
  Small Cap Portfolio ..............................          13,636,390                 -           1.182         16,113,503

Greenwich Street Series Fund
  Appreciation Portfolio ...........................          26,294,804                 -           1.405         36,945,982
  Diversified Strategic Income Portfolio ...........          24,909,064            21,985           1.118         27,882,241
  Total Return Portfolio ...........................           8,558,759                 -           1.362         11,654,572
  Equity Index Portfolio - Class II Shares .........          10,807,508                 -           0.982         10,606,811

Janus Aspen Series
  Balanced Portfolio - Service Shares ..............           5,246,201                 -           0.972          5,098,894
  Global Life Sciences Portfolio - Service Shares ..           2,447,663                 -           1.135          2,776,993
  Global Technology Portfolio - Service Shares .....           7,604,465                 -           0.672          5,106,624
  VIP Capital Appreciation - Service Shares ........             451,237                 -           0.872            393,249
  Worldwide Growth Portfolio - Service Shares ......          13,421,744                 -           0.798         10,710,649

Salomon Brothers Variable Series Fund Inc.
  Capital Fund .....................................           5,750,512                 -           1.522          8,749,341
  High Yield Bond Fund .............................           3,132,176                 -           1.017          3,185,793
  Investors Fund ...................................          12,889,045                 -           1.287         16,586,946
  Strategic Bond Fund ..............................           4,817,403                 -           1.086          5,232,352
  Small Cap Growth Fund ............................           2,056,506                 -           0.987          2,029,450




                                                                                 DECEMBER 31, 2000
                                                   ----------------------------------------------------------------------------

                                                        ACCUMULATION           ANNUITY         UNIT             NET
                                                            UNITS               UNITS          VALUE           ASSETS
                                                            -----               -----          -----           ------

The Travelers Series Trust
 Equity Income Portfolio ............................       37,844,199              4,859   $    1.652      $   62,529,354
 Federated High Yield Portfolio .....................       19,720,770             15,279        1.084          21,385,244
 Federated Stock Portfolio ..........................       13,143,993             13,339        1.588          20,888,608
 Large Cap Portfolio ................................       34,215,373             15,910        1.790          61,284,648
 Lazard International Stock Portfolio ...............       30,380,563             13,951        1.275          38,741,643
 MFS Emerging Growth Portfolio ......................       29,190,353                  -        2.179          63,597,123
 MFS Mid Cap Growth Portfolio .......................       14,558,647                  -        1.721          25,049,036
 MFS Research Portfolio .............................        1,772,277                  -        1.197           2,120,765
 Strategic Stock Portfolio ..........................          344,269                  -        1.067             367,225
 Convertible Bond Portfolio .........................        7,553,759                  -        1.299           9,809,379
 Disciplined Mid Cap Stock Portfolio ................        8,454,274                  -        1.773          14,984,736
 Disciplined Small Cap Stock Portfolio ..............        1,991,224                  -        1.068           2,127,279
 Travelers Quality Bond Portfolio ...................       26,960,877                  -        1.190          32,069,602

The Universal Institutional Funds, Inc.
 Active International Allocation Portfolio ..........          599,654                  -        0.917             549,939
 Emerging Markets Equity Portfolio ..................        2,933,453                  -        0.889           2,608,947
 Equity Growth Portfolio ............................        2,540,872                  -        0.823           2,089,857
 Global Equity Portfolio ............................        7,845,996                  -        1.118           8,770,144
 Mid Cap Growth Portfolio ...........................        3,663,376                  -        0.861           3,153,610
 Mid Cap Value Portfolio ............................        9,721,231                  -        1.348          13,107,457
 Technology Portfolio ...............................        8,223,281                  -        0.654           5,378,863
 U.S. Real Estate Portfolio .........................        2,626,035                  -        1.093           2,870,204
 Value Portfolio ....................................        9,127,019                  -        1.050           9,582,885

Travelers Series Fund Inc.
 AIM Capital Appreciation Portfolio .................          755,807                  -        0.783             591,440
 Alliance Growth Portfolio ..........................       55,767,852              7,467        1.765          98,457,904
 MFS Total Return Portfolio .........................       53,308,839             17,699        1.517          80,884,153
 Putnam Diversified Income Portfolio ................        5,247,966                  -        1.040           5,458,166



                                                                                    DECEMBER 31, 2000
                                                      ----------------------------------------------------------------------------

                                                           ACCUMULATION         ANNUITY              UNIT              NET
                                                               UNITS             UNITS               VALUE            ASSETS
                                                               -----             -----               -----            ------

Van Kampen Life Investment Trust
 Comstock Portfolio ....................................        2,259,815               -        $    1.173       $     2,649,533
 Comstock Portfolio - Class II Shares ..................            5,863               -             1.069                 6,264
 Domestic Income Portfolio .............................        3,099,728               -             1.029             3,189,923
 Emerging Growth Portfolio .............................       10,070,878               -             2.150            21,646,854
 Emerging Growth Portfolio - Class II Shares ...........           35,033               -             0.986                34,545
 Enterprise Portfolio ..................................       14,493,535               -             1.132            16,398,658
 Enterprise Portfolio - Class II Shares ................            1,594               -             0.997                 1,591
 Government Portfolio ..................................        2,405,940               -             1.111             2,673,602
 Growth and Income Portfolio ...........................       10,991,961               -             1.350            14,839,211
 Growth and Income Portfolio - Class II Shares .........           38,789               -             1.036                40,182
 Money Market Portfolio ................................        5,786,461               -             1.102             6,377,754

Variable Insurance Products Fund II
 Contrafund(R) Portfolio - Service Class 2 .............        3,718,600                             0.923             3,430,167

Warburg Pincus Trust
 Emerging Markets Portfolio ............................        4,854,364               -             0.886             4,300,673
                                                                                                               -------------------

Net Contract Owners' Equity  ..................................................................................    $1,043,405,310
                                                                                                               ===================



5.  STATEMENT OF INVESTMENTS






INVESTMENTS                                                                     NO. OF                         MARKET
                                                                                SHARES                         VALUE
                                                                      ----------------------------   ---------------------------
 CAPITAL APPRECIATION FUND (14.0%)
    Total (Cost $147,689,320)                                                           1,798,970    $              147,533,554
                                                                      ----------------------------   ---------------------------

 MONEY MARKET PORTFOLIO (3.6%)
    Total (Cost $37,479,512)                                                           37,479,512                    37,479,512
                                                                      ----------------------------   ---------------------------

 AIM VARIABLE INSURANCE FUNDS, INC. (0.0%)
  AIM V.I. Value Fund
    Total (Cost $358,455)                                                                  12,429                       339,440
                                                                      ----------------------------   ---------------------------

 ALLIANCE VARIABLE PRODUCT SERIES FUND, INC. (1.0%)
  Premier Growth Portfolio - Class B
    Total (Cost $12,848,400)                                                              333,602                    10,651,898
                                                                      ----------------------------   ---------------------------

 DELAWARE GROUP PREMIUM FUND (0.2%)
  REIT Series
    Total (Cost $2,153,658)                                                               229,520                     2,529,306
                                                                      ----------------------------   ---------------------------

 DREYFUS VARIABLE INVESTMENT FUND (3.0%)
  Appreciation Portfolio (Cost $14,247,849)                                               377,795                    14,699,995
  Small Cap Portfolio (Cost $21,426,635)                                                  399,652                    16,105,988
                                                                      ----------------------------   ---------------------------
    Total (Cost $35,674,484)                                                              777,447                    30,805,983
                                                                      ----------------------------   ---------------------------


 GREENWICH STREET SERIES FUND (8.4%)
  Appreciation Portfolio (Cost $33,976,464)                                             1,620,169                    36,956,045
  Diversified Strategic Income Portfolio (Cost $30,838,323)                             2,875,649                    27,893,795
  Total Return Portfolio (Cost $10,177,419)                                               516,802                    11,653,893
  Equity Index Portfolio - Class II Shares (Cost $11,265,894)                             327,682                    10,603,794
                                                                      ----------------------------   ---------------------------
    Total (Cost $86,258,100)                                                            5,340,302                    87,107,527
                                                                      ----------------------------   ---------------------------

 JANUS ASPEN SERIES (2.3%)
  Balanced Portfolio - Service Shares (Cost $5,278,398)                                   204,492                     5,097,982
  Global Life Sciences Portfolio - Service Shares (Cost $2,609,732)                       295,744                     2,753,377
  Global Technology Portfolio - Service Shares (Cost $7,193,037)                          774,773                     5,074,762
  VIP Capital Appreciation - Service Shares (Cost $400,578)                                14,822                       393,363
  Worldwide Growth Portfolio - Service Shares (Cost $11,956,700)                          289,146                    10,631,908
                                                                      ----------------------------   ---------------------------
    Total (Cost $27,438,445)                                                            1,578,977                    23,951,392
                                                                      ----------------------------   ---------------------------

 SALOMON BROTHERS VARIABLE SERIES FUND INC. (3.4%)
  Capital Fund (Cost $7,950,158)                                                          575,934                     8,696,602
  High Yield Bond Fund (Cost $3,613,395)                                                  379,857                     3,187,000
  Investors Fund (Cost $14,752,694)                                                     1,220,156                    16,581,920
  Strategic Bond Fund (Cost $5,400,038)                                                   536,954                     5,235,306
  Small Cap Growth Fund (Cost $2,109,080)                                                 149,608                     2,030,174
                                                                      ----------------------------   ---------------------------
    Total (Cost $33,825,365)                                                            2,862,509                    35,731,002
                                                                      ----------------------------   ---------------------------



                                                                                 NO. OF                         MARKET
                                                                                 SHARES                         VALUE
                                                                       ----------------------------   ---------------------------
THE TRAVELERS SERIES TRUST (34.3%)
 Equity Income Portfolio (Cost $57,542,948)                                              3,846,322     $              62,541,196
 Federated High Yield Portfolio (Cost $25,651,504)                                       2,251,686                    21,391,015
 Federated Stock Portfolio (Cost $19,917,192)                                            1,307,364                    20,904,748
 Large Cap Portfolio (Cost $64,822,907)                                                  3,646,028                    61,289,727
 Lazard International Stock Portfolio (Cost $40,895,520)                                 3,171,695                    41,707,790
 MFS Emerging Growth Portfolio (Cost $54,872,960)                                        2,814,290                    63,602,950
 MFS Mid Cap Growth Portfolio (Cost $24,084,241)                                         1,490,166                    24,975,179
 MFS Research Portfolio (Cost $2,175,076)                                                  174,614                     2,121,565
 Strategic Stock Portfolio (Cost $352,331)                                                  36,995                       367,363
 Convertible Bond Portfolio (Cost $9,502,647)                                              810,677                     9,776,766
 Disciplined Mid Cap Stock Portfolio (Cost $13,299,232)                                    867,973                    14,981,210
 Disciplined Small Cap Stock Portfolio (Cost $2,176,004)                                   207,616                     2,128,068
 Travelers Quality Bond Portfolio (Cost $31,363,528)                                     2,916,766                    32,084,431
                                                                       ----------------------------   ---------------------------
   Total (Cost $346,656,090)                                                            23,542,192                   357,872,008
                                                                       ----------------------------   ---------------------------


THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (4.6%)
 Active International Allocation Portfolio (Cost $579,306)                                  56,657                       550,139
 Emerging Markets Equity Portfolio (Cost $4,100,204)                                       368,115                     2,609,935
 Equity Growth Portfolio (Cost $2,471,649)                                                 124,789                     2,091,462
 Global Equity Portfolio (Cost $8,641,381)                                                 664,179                     8,760,518
 Mid Cap Growth Portfolio (Cost $3,536,594)                                                255,287                     3,152,795
 Mid Cap Value Portfolio (Cost $13,370,235)                                                869,378                    13,084,145
 Technology Portfolio (Cost $7,263,678)                                                    567,714                     5,370,573
 U.S. Real Estate Portfolio (Cost $2,658,639)                                              248,677                     2,862,275
 Value Portfolio (Cost $8,223,221)                                                         727,104                     9,561,421
                                                                       ----------------------------   ---------------------------
   Total (Cost $50,844,907)                                                              3,881,900                    48,043,263
                                                                       ----------------------------   ---------------------------


TRAVELERS SERIES FUND INC. (17.8%)
 AIM Capital Appreciation Portfolio (Cost $649,933)                                         32,670                       591,662
 Alliance Growth Portfolio (Cost $105,113,998)                                           3,965,401                    98,540,215
 MFS Total Return Portfolio (Cost $74,596,712)                                           4,555,450                    80,904,791
 Putnam Diversified Income Portfolio (Cost $6,088,307)                                     522,649                     5,456,452
                                                                       ----------------------------   ---------------------------
   Total (Cost $186,448,950)                                                             9,076,170                   185,493,120
                                                                       ----------------------------   ---------------------------


                                                                               NO. OF                         MARKET
                                                                               SHARES                         VALUE
                                                                     ----------------------------   ---------------------------

VAN KAMPEN LIFE INVESTMENT TRUST (6.5%)
 Comstock Portfolio (Cost $2,188,985)                                                    225,385    $                2,650,527
 Comstock Portfolio - Class II Shares (Cost $6,302)                                          533                         6,265
 Domestic Income Portfolio (Cost $3,294,135)                                             407,058                     3,191,337
 Emerging Growth Portfolio (Cost $21,653,403)                                            521,765                    21,621,954
 Emerging Growth Portfolio - Class II Shares (Cost $34,849)                                  834                        34,550
 Enterprise Portfolio (Cost $19,194,762)                                                 808,570                    16,397,800
 Enterprise Portfolio - Class II Shares (Cost $1,620)                                         78                         1,590
 Government Portfolio (Cost $2,596,867)                                                  287,616                     2,674,828
 Growth and Income Portfolio (Cost $13,559,951)                                          871,477                    14,823,816
 Growth and Income Portfolio - Class II Shares (Cost $30,007)                              1,774                        30,188
 Money Market Portfolio (Cost $6,229,518)                                              6,229,518                     6,229,518
                                                                     ----------------------------   ---------------------------
   Total (Cost $68,790,399)                                                            9,354,608                    67,662,373
                                                                     ----------------------------   ---------------------------


VARIABLE INSURANCE PRODUCTS FUND II (0.3%)
 Contrafund(R) Portfolio - Service Class 2
   Total (Cost $3,482,913)                                                               141,988                     3,356,585
                                                                     ----------------------------   ---------------------------


WARBURG PINCUS TRUST (0.4%)
 Emerging Markets Portfolio
   Total (Cost $5,667,620)                                                              443,106                     4,134,176
                                                                     ----------------------------   ---------------------------


TOTAL INVESTMENTS (100%)
  (COST $1,045,616,618)                                                                             $           1,042,691,139
                                                                                                    ===========================



6.  SCHEDULE OF FUND ABD II OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999





                                                                            CAPITAL APPRECIATION FUND
                                                                    -----------------------------------------
                                                                          2000                 1999
                                                                          ----                 ----
INVESTMENT INCOME:
Dividends  .................................................        $      6,271,807     $    $ 1,998,737
                                                                    -------------------- --------------------


EXPENSES:
Insurance charges ..........................................               2,147,708            1,058,075
Administrative fees ........................................                 257,725              126,969
                                                                    -------------------- --------------------
   Net investment income (loss) ............................               3,866,374              813,693
                                                                    -------------------- --------------------


REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ...........................              15,721,624            5,102,834
  Cost of investments sold  ................................              12,188,368            3,576,507
                                                                    -------------------- --------------------


Net realized gain (loss) ...................................               3,533,256            1,526,327
                                                                    -------------------- --------------------


Change in unrealized gain (loss) on investments:
 Unrealized gain (loss) beginning of year ..................              51,539,538           12,515,005
 Unrealized gain (loss) end of year  .......................                (155,766)          51,539,538
                                                                    -------------------- --------------------


  Net change in unrealized gain (loss) for the year ........             (51,695,304)          39,024,533
                                                                    -------------------- --------------------


  Net increase (decrease) in net assets
   resulting from operations ...............................             (44,295,674)          41,364,553
                                                                    -------------------- --------------------

UNIT TRANSACTIONS:
Participant purchase payments ..............................              41,544,883           38,741,403
Participant transfers from other Travelers accounts ........              43,390,093           34,803,329
Administrative charges  ....................................                 (25,780)             (11,349)
Contract surrenders ........................................             (14,940,222)          (3,496,348)
Participant transfers to other Travelers accounts ..........             (22,116,830)         (12,742,237)
Other payments to participants .............................              (1,471,446)            (310,419)
                                                                    -------------------- --------------------
  Net increase (decrease) in net assets
    resulting from unit transactions .......................              46,380,698           56,984,379
                                                                    -------------------- --------------------

  Net increase (decrease) in net assets ....................               2,085,024           98,348,932




NET ASSETS:
  Beginning of year.........................................             145,437,918           47,088,986
                                                                    -------------------- --------------------
  End of year...............................................         $   147,522,942      $   145,437,918
                                                                    ==================== ====================




                                                                                       MONEY MARKET PORTFOLIO
                                                                     -------------------------------------------------------
                                                                           2000                            1999
                                                                           ----                            ----
INVESTMENT INCOME:
Dividends ....................................................        $     2,145,523              $          1,193,780
                                                                     ---------------------------  --------------------------


EXPENSES:
Insurance charges ............................................                445,706                           302,196
Administrative fees ..........................................                 53,485                            36,263
                                                                     ---------------------------  --------------------------
   Net investment income (loss) ..............................              1,646,332                           855,321
                                                                     ---------------------------  --------------------------


REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold .............................            525,416,627                       158,971,876
  Cost of investments sold ...................................            525,416,627                       158,971,876
                                                                     ---------------------------  --------------------------


   Net realized gain (loss) ..................................                      -                                 -
                                                                     ---------------------------  --------------------------


Change in unrealized gain (loss) on investments:
 Unrealized gain (loss) beginning of year ....................                      -                                 -
 Unrealized gain (loss) end of year ..........................                      -                                 -
                                                                     ---------------------------  --------------------------


  Net change in unrealized gain (loss) for the year ..........                      -                                 -
                                                                     ---------------------------  --------------------------


  Net increase (decrease) in net assets
   resulting from operations .................................              1,646,332                           855,321
                                                                     ---------------------------  --------------------------





UNIT TRANSACTIONS:
Participant purchase payments ................................             25,491,754                        31,203,495
Participant transfers from other Travelers accounts ..........            556,228,665                       178,255,560
Administrative charges .......................................                 (2,779)                           (2,347)
Contract surrenders ..........................................             (9,792,678)                       (7,259,004)
Participant transfers to other Travelers accounts ............           (573,567,660)                     (177,832,134)
Other payments to participants ...............................             (1,346,681)                       (1,361,353)
                                                                     ---------------------------  --------------------------
  Net increase (decrease) in net assets
    resulting from unit transactions .........................             (2,989,379)                       23,004,217
                                                                     ---------------------------  --------------------------

  Net increase (decrease) in net assets ......................             (1,343,047)                       23,859,538




NET ASSETS:
  Beginning of year ..........................................             41,793,122                        17,933,584
                                                                     ---------------------------  --------------------------
  End of year ................................................          $  40,450,075              $         41,793,122
                                                                     ===========================  ==========================




                                                                                        AIM V.I. VALUE FUND
                                                                    --------------------------------------------------------
                                                                                      2000                  1999
                                                                                      ----                  ----
INVESTMENT INCOME:
Dividends                                                                               $ 13,235                 $ -
                                                                     ---------------------------  --------------------------


EXPENSES:
Insurance charges ............................................                               541                   -
Administrative fees ..........................................                                65                   -
                                                                     ---------------------------  --------------------------
   Net investment income (loss) ..............................                            12,629                   -
                                                                     ---------------------------  --------------------------


REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold .............................                               305                   -
  Cost of investments sold ...................................                               322                   -
                                                                     ---------------------------  --------------------------


   Net realized gain (loss) ..................................                               (17)                  -
                                                                     ---------------------------  --------------------------


Change in unrealized gain (loss) on investments:
 Unrealized gain (loss) beginning of year ....................                                 -                   -
 Unrealized gain (loss) end of year ..........................                           (19,015)                  -
                                                                     ---------------------------  --------------------------


  Net change in unrealized gain (loss) for the year ..........                           (19,015)                  -
                                                                     ---------------------------  --------------------------


  Net increase (decrease) in net assets
   resulting from operations .................................                            (6,403)                  -
                                                                     ---------------------------  --------------------------


UNIT TRANSACTIONS:
Participant purchase payments ................................                          316,832                    -
Participant transfers from other Travelers accounts ..........                           32,616                    -
Administrative charges .......................................                                -
Contract surrenders ..........................................                              (35)                   -
Participant transfers to other Travelers accounts ............                                -                    -
Other payments to participants ...............................                                -                    -
                                                                     ---------------------------  --------------------------
  Net increase (decrease) in net assets
    resulting from unit transactions .........................                          349,413                    -
                                                                     ---------------------------  --------------------------

  Net increase (decrease) in net assets ......................                          343,010                    -




NET ASSETS:
  Beginning of year ..........................................                                -                    -
                                                                     --------------------------  --------------------------
  End of year ................................................         $                343,010  $                 -
                                                                     ==========================  ===========================




 PREMIER GROWTH PORTFOLIO -
           CLASS B                     REIT SERIES          DREYFUS APPRECIATION PORTFOLIO            SMALL CAP PORTFOLIO
----------------------------   --------------------------  --------------------------------  --------------------------------
    2000             1999           2000         1999          2000                1999             2000            1999
    ----             ----           ----         ----          ----                ----             ----            ----

$     16,019     $        -    $    41,947   $    13,182   $    261,088       $    115,440    $   7,045,993    $       2,489
-------------    -----------   ------------  ------------  -------------      -------------  ---------------  ---------------


      49,460              -         21,014        10,798        178,522            101,089          153,570           58,528
       5,935              -          2,522         1,296         21,422             12,131           18,429            7,023
-------------    -----------   ------------  ------------  -------------      -------------  ---------------  ---------------
     (39,376)             -         18,411         1,088         61,144              2,220        6,873,994          (63,062)
-------------    -----------   ------------  ------------  -------------      -------------  ---------------  ---------------




     171,194              -        291,574        96,715      3,162,041            605,737        5,473,656        3,155,467
     203,050              -        281,632        98,618      2,907,562            563,552        4,718,465        2,863,386
-------------    -----------   ------------  ------------  -------------      -------------  ---------------  ---------------

     (31,856)             -          9,942        (1,903)       254,479             42,185          755,191          292,081
-------------    -----------   ------------  ------------  -------------      -------------  ---------------  ---------------


           -              -        (30,928)        9,925      1,009,232            257,453        1,212,659          222,014
  (2,196,502)             -        375,648       (30,928)       452,146          1,009,232       (5,320,647)       1,212,659
-------------    -----------   ------------  ------------  -------------      -------------  ---------------  ---------------

  (2,196,502)             -        406,576       (40,853)      (557,086)           751,779       (6,533,306)         990,645
-------------    -----------   ------------  ------------  -------------      -------------  ---------------  ---------------


  (2,267,734)             -        434,929       (41,668)      (241,463)           796,184        1,095,879        1,219,664
-------------    -----------   ------------  ------------  -------------      -------------  ---------------  ---------------





   8,876,182              -        340,380       289,560      1,698,387          4,907,553        5,188,721        2,587,082
   4,513,123              -      1,011,059       407,021      4,320,000          4,969,385        8,246,149        5,391,249
        (290)             -           (188)          (69)        (1,939)              (963)          (2,023)            (648)
    (135,505)             -        (38,820)      (39,940)      (809,812)          (458,748)        (438,923)        (271,613)
    (246,403)             -       (179,340)      (73,120)    (2,954,641)          (543,327)      (6,146,448)      (3,313,712)
     (15,723)             -       (127,665)       (3,613)      (136,542)                 -          (94,763)          (4,133)
-------------    -----------   ------------  ------------  -------------      -------------  ---------------  ---------------



  12,991,384              -      1,005,426       579,839      2,115,453          8,873,900        6,752,713        4,388,225
-------------    -----------   ------------  ------------  -------------      -------------  ---------------  ---------------


  10,723,650              -      1,440,355       538,171      1,873,990          9,670,084        7,848,592        5,607,889





                          -      1,108,461       570,290     12,822,259          3,152,175        8,264,911        2,657,022
-------------    -----------   ------------  ------------  -------------      -------------  ---------------  ---------------


$ 10,723,650     $        -    $ 2,548,816   $ 1,108,461   $ 14,696,249       $ 12,822,259    $  16,113,503    $   8,264,911
=============    ===========   ============  ============  =============      =============  ===============  ===============



6.  SCHEDULE OF FUND ABD II OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)






                                                                   APPRECIATION PORTFOLIO
                                                         ------------------------------------------
                                                                2000                  1999
                                                               ------                ------
INVESTMENT INCOME:
Dividends...............................................    $        742,166     $         621,204
                                                         --------------------  --------------------

EXPENSES:
Insurance charges.......................................             446,284               345,092
Administrative fees.....................................              53,554                41,411
                                                         --------------------  --------------------
    Net investment income (loss)........................             242,328               234,701
                                                         --------------------  --------------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ......................            3,326,387             1,979,628
  Cost of investments sold.............................            3,016,533             1,799,001
                                                         --------------------  --------------------

    Net realized gain (loss)...........................              309,854               180,627
                                                         --------------------  --------------------

Change in unrealized gain (loss) on investments:
Unrealized gain (loss) beginning of year...............            4,154,013             1,582,444
Unrealized gain (loss) end of year.....................            2,979,581             4,154,013
                                                         --------------------  --------------------

    Net change in unrealized gain (loss) for the year             (1,174,432)           .2,571,569
                                                         --------------------  --------------------


Net increase (decrease) in net assets
  resulting from operations ............................            (622,250)            2,986,897
                                                         --------------------  --------------------




UNIT TRANSACTIONS:
Participant purchase payments ..........................           4,581,418             9,425,103
Participant transfers from other Travelers accounts ....           3,150,768             4,302,785
Administrative charges..................................              (4,119)               (3,159)
Contract surrenders.....................................          (2,229,337)           (1,349,630)
Participant transfers to other Travelers accounts.......          (1,777,882)           (1,712,077)
Other payments to participants..........................            (814,616)             (193,425)
                                                         --------------------  --------------------


  Net increase (decrease) in net assets
    resulting from unit transactions....................           2,906,232            10,469,597
                                                         --------------------  --------------------


  Net increase (decrease) in net assets.................           2,283,982            13,456,494




Net Assets:
  Beginning of year.....................................          34,662,000            21,205,506
                                                         --------------------  --------------------

  End of year...........................................    $     36,945,982     $      34,662,000
                                                         ====================  ====================



                                                           DIVERSIFIED STRATEGIC INCOME PORTFOLIO
                                                          -----------------------------------------
                                                                 2000                 1999
INVESTMENT INCOME:
Dividends...............................................    $       2,811,223    $       1,837,504
                                                          -------------------- --------------------

EXPENSES:
Insurance charges.......................................              365,023              384,549
Administrative fees.....................................               43,803               46,146
                                                          -------------------- --------------------
Net investment income (loss)............................            2,402,397            1,406,809
                                                          -------------------- --------------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
Proceeds from investments sold.........................             6,632,219            4,744,433
Cost of investments sold...............................             7,090,485            4,974,042
                                                          -------------------- --------------------

Net realized gain (loss)...............................              (458,266)            (229,609)
                                                          -------------------- --------------------

Change in unrealized gain (loss) on investments:
Unrealized gain (loss) beginning of year...............            (1,392,731)            (289,764)
Unrealized gain (loss) end of year.....................            (2,944,528)          (1,392,731)
                                                          -------------------- --------------------

Net change in unrealized gain (loss) for the year.......           (1,551,797           (1,102,967)
                                                          -------------------- --------------------


Net increase (decrease) in net assets
resulting from operations...............................              392,334               74,233
                                                          -------------------- --------------------




UNIT TRANSACTIONS:
Participant purchase payments...........................            2,654,949            5,337,475
Participant transfers from other Travelers accounts.....            1,653,653            5,561,379
Administrative charges..................................               (3,580)              (3,343)
Contract surrenders.....................................           (3,346,414)          (2,280,187)
Participant transfers to other Travelers accounts.......           (3,961,581)          (4,273,398)
Other payments to participants..........................             (616,087)            (625,373)
                                                          -------------------- --------------------


Net increase (decrease) in net assets
resulting from unit transactions........................           (3,619,060)           3,716,553
                                                          -------------------- --------------------


Net increase (decrease) in net assets...................           (3,226,726)           3,790,786




NET ASSETS:
  Beginning of year.....................................           31,108,967           27,318,181
                                                          -------------------- --------------------

  End of year...........................................    $      27,882,241    $      31,108,967
                                                          ==================== ====================


                                                                         TOTAL RETURN PORTFOLIO
                                                               ------------------------------------------
                                                                      2000                  1999
                                                                     -----                 -----
INVESTMENT INCOME:
Dividends...................................................     $         531,782     $         189,436
                                                               --------------------  --------------------

EXPENSES:
Insurance charges...........................................                99,612                42,636
Administrative fees.........................................                11,954                 5,117
                                                               --------------------  --------------------
Net investment income (loss)................................               420,216               141,683
                                                               --------------------  --------------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold.............................              332,503               241,854
  Cost of investments sold...................................              295,096               233,150
                                                               --------------------  --------------------

    Net realized gain (loss).................................               37,407                 8,704
                                                               --------------------  --------------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year...................              527,290                49,916
  Unrealized gain (loss) end of year.........................            1,476,474               527,290
                                                               --------------------  --------------------

    Net change in unrealized gain (loss) for the year........              949,184               477,374
                                                               --------------------  --------------------


Net increase (decrease) in net assets
  resulting from operations..................................            1,406,807               627,761
                                                               --------------------  --------------------




UNIT TRANSACTIONS:
Participant purchase payments................................            2,865,595             2,170,295
Participant transfers from other Travelers accounts..........            2,313,992             1,960,248
Administrative charges.......................................                 (852)                 (553)
Contract surrenders..........................................             (273,632)             (125,494)
Participant transfers to other Travelers accounts............             (293,037)             (154,725)
Other payments to participants...............................              (53,201)               (9,682)
                                                               --------------------  --------------------


  Net increase (decrease) in net assets
    resulting from unit transactions.........................            4,558,865             3,840,089
                                                               --------------------  --------------------


    Net increase (decrease) in net assets.....................           5,965,672             4,467,850




NET ASSETS:
  Beginning of year...........................................           5,688,900             1,221,050
                                                               --------------------  --------------------

  End of year.................................................   $      11,654,572     $       5,688,900
                                                               ====================  ====================


    EQUITY INDEX PORTFOLIO -         BALANCED PORTFOLIO -      GLOBAL LIFE SCIENCES PORTFOLIO -   GLOBAL TECHNOLOGY PORTFOLIO -
        CLASS II SHARES                 SERVICE SHARES                  SERVICE SHARES                    SERVICE SHARES
------------------------------- ----------------------------- ---------------------------------- -------------------------------
        2000           1999          2000           1999           2000                 1999            2000             1999
        ----           ----          ----           ----           ----                 ----            ----             ----

  $     26,297     $       262    $    101,202   $         -    $         -          $        -    $      30,808    $         -
---------------  -------------- --------------- ------------- --------------        ------------ ----------------  -------------


        94,864          12,454          17,496             -         11,525                   -           31,870              -
        11,384           1,494           2,100             -          1,383                   -            3,825              -
---------------  -------------- --------------- ------------- --------------        ------------ ----------------  -------------
       (79,951)        (13,686)         81,606             -        (12,908)                  -           (4,887)             -
---------------  -------------- --------------- ------------- --------------        ------------ ----------------  -------------




     1,086,460          36,679          83,846             -        100,920                   -          227,358              -
     1,089,963          36,124          87,655             -         96,857                   -          246,548              -
---------------  -------------- --------------- ------------- --------------        ------------ ----------------  -------------


        (3,503)            555          (3,809)            -          4,063                   -          (19,190)             -
---------------  -------------- --------------- ------------- --------------        ------------ ----------------  -------------



       310,246               -               -             -              -                   -                -              -
      (662,100)        310,246        (180,416)            -        143,645                   -       (2,118,275)             -
---------------  -------------- --------------- ------------- --------------        ------------ ----------------  -------------


      (972,346)        310,246        (180,416)            -        143,645                   -       (2,118,275)             -
---------------  -------------- --------------- ------------- --------------        ------------ ----------------  -------------



    (1,055,800)        297,115        (102,619)            -        134,800                   -       (2,142,352)             -
---------------  -------------- --------------- ------------- --------------        ------------ ----------------  -------------






     6,226,747       2,460,836       3,351,219             -      1,719,341                   -        4,647,448              -
     3,299,925       1,081,185       2,028,120             -      1,014,180                   -        3,047,754              -
        (1,446)            (57)           (123)            -            (75)                  -             (167)             -
      (224,439)        (16,309)        (32,474)            -        (36,469)                  -          (39,073)             -
    (1,293,016)        (24,672)       (142,754)            -        (54,784)                  -         (391,576)             -
      (143,258)              -          (2,475)            -              -                   -          (15,410)             -
---------------  -------------- --------------- ------------- --------------        ------------ ----------------  -------------



     7,864,513       3,500,983       5,201,513             -      2,642,193                   -        7,248,976              -
---------------  -------------- --------------- ------------- --------------        ------------ ----------------  -------------

     6,808,713       3,798,098       5,098,894             -      2,776,993                   -        5,106,624              -





     3,798,098               -               -             -              -                   -                -              -
---------------  -------------- --------------- ------------- --------------        ------------ ----------------  -------------

  $ 10,606,811     $ 3,798,098    $  5,098,894   $         -    $ 2,776,993          $        -    $   5,106,624     $        -
===============  ============== =============== ============= ==============        ============ ================  =============


6.  SCHEDULE OF FUND ABD II OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)








                                                                 VIP CAPITAL APPRECIATION -         WORLDWIDE GROWTH PORTFOLIO -
                                                                      SERVICE SHARES                      SERVICE SHARES
                                                           ------------------------------------  -----------------------------
                                                               2000                1999              2000             1999
                                                               ----                ----              ----             ----
INVESTMENT INCOME:
Dividends...............................................   $          1,708   $             -  $      221,982   $           -
                                                           -----------------  ---------------  ---------------  --------------

EXPENSES:
Insurance charges........................................               277                -           45,401               -
Administrative fees......................................                33                -            5,448               -
                                                           -----------------  ---------------  ---------------  --------------
    Net investment income (loss).........................             1,398                -          171,133               -
                                                           -----------------  ---------------  ---------------  --------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
 Proceeds from investments sold.........................             34,711                -        8,060,985               -
 Cost of investments sold...............................             36,336                -        8,544,675               -
                                                           -----------------  ---------------  ---------------  --------------

   Net realized gain (loss).............................             (1,625)               -         (483,690)              -
                                                           -----------------  ---------------  ---------------  --------------

Change in unrealized gain (loss) on investments:
 Unrealized gain (loss) beginning of year...............                  -                -                -               -
 Unrealized gain (loss) end of year.....................             (7,215)               -       (1,324,792)              -
                                                           -----------------  ---------------  ---------------  --------------

    Net change in unrealized gain (loss) for the year...             (7,215)               -       (1,324,792)              -
                                                           -----------------  ---------------  ---------------  --------------

Net increase (decrease) in net assets
    resulting from operations...........................             (7,442)               -       (1,637,349)              -
                                                           -----------------  ---------------  ---------------  --------------




UNIT TRANSACTIONS:
Participant purchase payments...........................            359,183                -        8,986,172               -
Participant transfers from other Travelers accounts.....             76,148                -       12,219,845               -
Administrative charges..................................                  -                -             (381)              -
Contract surrenders.....................................                  -                -         (289,901)              -
Participant transfers to other Travelers accounts.......            (34,640)               -       (8,567,737)              -
Other payments to participants..........................                  -                -                -               -
                                                           -----------------  ---------------  ---------------  --------------

   Net increase (decrease) in net assets
    resulting from unit transactions...................             400,691                -       12,347,998               -
                                                           -----------------  ---------------  ---------------  --------------

    Net increase (decrease) in net assets..............             393,249                -       10,710,649               -




NET ASSETS:
  Beginning of year....................................                   -                -                -               -
                                                           -----------------  ---------------  ---------------  --------------

  End of year..........................................    $        393,249   $            -   $   10,710,649   $           -
                                                           =================  ===============  ===============  ==============


                                                                          CAPITAL FUND
                                                             -------------------------------------
                                                                    2000               1999
                                                                    ----               ----
INVESTMENT INCOME:
Dividends...............................................     $        523,798    $        113,984
                                                             -----------------  ------------------

EXPENSES:
Insurance charges.......................................               76,077              29,104
Administrative fees.....................................                9,129               3,492
                                                             -----------------  ------------------
    Net investment income (loss)........................              438,592              81,388
                                                             -----------------  ------------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
 Proceeds from investments sold.........................              561,803             387,499
 Cost of investments sold...............................              478,896             339,370
                                                             -----------------  ------------------

   Net realized gain (loss).............................               82,907              48,129
                                                             -----------------  ------------------

Change in unrealized gain (loss) on investments:
 Unrealized gain (loss) beginning of year...............              484,556             116,303
 Unrealized gain (loss) end of year.....................              746,444             484,556
                                                             -----------------  ------------------

  Net change in unrealized gain (loss) for the year.....              261,888             368,253
                                                             -----------------  ------------------

Net increase (decrease) in net assets
    resulting from operations...........................              783,387             497,770
                                                             -----------------  ------------------




UNIT TRANSACTIONS:
Participant purchase payments...........................            2,744,129           1,347,958
Participant transfers from other Travelers accounts.....            2,344,560             907,891
Administrative charges..................................                 (515)               (201)
Contract surrenders.....................................             (321,704)            (53,164)
Participant transfers to other Travelers accounts.......             (427,720)           (311,911)
Other payments to participants..........................              (30,408)            (53,601)
                                                             -----------------  ------------------

   Net increase (decrease) in net assets
    resulting from unit transactions....................            4,308,342           1,836,972
                                                             -----------------  ------------------

    Net increase (decrease) in net assets...............            5,091,729           2,334,742




NET ASSETS:
  Beginning of year.....................................            3,657,612           1,322,870
                                                             -----------------  ------------------

  End of year...........................................     $      8,749,341   $       3,657,612
                                                             =================  ==================


     HIGH YIELD BOND FUND               INVESTORS FUND               STRATEGIC BOND FUND         SMALL CAP GROWTH FUND
------------------------------   -----------------------------  ----------------------------  ----------------------------
     2000            1999             2000            1999          2000            1999          2000           1999
     ----            ----             ----            ----          ----            ----          ----           ----

 $    283,399  $      279,009    $    590,316    $     49,232   $    308,942   $    189,329   $     57,337   $          -
-------------- ---------------   -------------  --------------  -------------  -------------  -------------  -------------



       40,401          34,947         159,893          79,298         54,811         48,265          5,803              -
        4,848           4,194          19,187           9,516          6,577          5,792            697              -
-------------- ---------------   -------------  --------------  -------------  -------------  -------------  -------------
      238,150         239,868         411,236         (39,582)       247,554        135,272         50,837              -
-------------- ---------------   -------------  --------------  -------------  -------------  -------------  -------------





    1,143,957       1,856,986       1,407,232         762,130        659,991      2,556,917        216,081              -
    1,198,571       1,880,009       1,256,822         694,827        669,309      2,598,948        217,879              -
-------------- ---------------   -------------  --------------  -------------  -------------  -------------  -------------


      (54,614)        (23,023)        150,410          67,303         (9,318)       (42,031)        (1,798)             -
-------------- ---------------   -------------  --------------  -------------  -------------  -------------  -------------



     (199,990)       (104,631)        741,494         219,284       (188,321)       (44,038)             -              -
     (426,395)       (199,990)      1,829,226         741,494       (164,732)      (188,321)       (78,906)             -
-------------- ---------------   -------------  --------------  -------------  -------------  -------------  -------------


     (226,405)        (95,359)      1,087,732         522,210         23,589       (144,283)       (78,906)             -
-------------- ---------------   -------------  --------------  -------------  -------------  -------------  -------------



      (42,869)        121,486       1,649,378         549,931        261,825        (51,042)       (29,867)             -
-------------- ---------------   -------------  --------------  -------------  -------------  -------------  -------------






      539,859       1,374,259       3,466,931       3,223,871        765,609      3,438,314      1,319,258              -
      741,574         945,590       4,138,133       3,399,188      1,089,569      1,111,136        972,443              -
         (421)           (302)         (1,515)           (727)          (415)          (276)           (13)             -
     (413,609)        (33,345)       (840,486)       (297,073)      (230,136)       (27,597)       (10,876)             -
     (814,939)     (2,137,847)     (1,423,657)       (356,521)      (432,787)    (2,622,938)      (221,495)             -
       (6,751)        (27,255)       (221,056)        (24,233)       (14,736)       (11,887)             -              -
-------------- ---------------   -------------  --------------  -------------  -------------  -------------  -------------


       45,713         121,100       5,118,350       5,944,505      1,177,104      1,886,752      2,059,317              -
-------------- ---------------   -------------  --------------  -------------  -------------  -------------  -------------

        2,844         242,586       6,767,728       6,494,436      1,438,929      1,835,710      2,029,450              -





    3,182,949       2,940,363       9,819,218       3,324,782      3,793,423      1,957,713              -              -
-------------- ---------------   -------------  --------------  -------------  -------------  -------------  -------------


 $  3,185,793  $    3,182,949    $ 16,586,946    $  9,819,218   $  5,232,352   $  3,793,423   $  2,029,450   $          -
============== ===============   =============  ==============  =============  =============  =============  =============


6.  SCHEDULE OF FUND ABD II OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)




                                                                      EQUITY INCOME PORTFOLIO
                                                             -----------------------------------------
                                                                    2000                 1999
                                                                    ----                 ----
INVESTMENT INCOME:
Dividends ...............................................     $         608,638   $          3,636,717
                                                             -------------------  --------------------

EXPENSES:
Insurance charges .......................................               714,748               607,493
Administrative fees .....................................                85,770                72,899
                                                             -------------------  --------------------
   Net investment income (loss) .........................              (191,880)            2,956,325
                                                             -------------------  --------------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................             9,760,928             6,000,314
   Cost of investments sold .............................             9,492,827             5,709,138
                                                             -------------------  --------------------

   Net realized gain (loss) .............................               268,101               291,176
                                                             -------------------  --------------------

Change in unrealized gain (loss) on investments:
 Unrealized gain (loss) beginning of year ...............               560,160             2,406,309
 Unrealized gain (loss) end of year .....................             4,998,248               560,160
                                                             -------------------  --------------------

   Net change in unrealized gain (loss) for the year ....             4,438,088            (1,846,149)
                                                             -------------------  --------------------

Net increase (decrease) in net assets
   resulting from operations ............................             4,514,309             1,401,352
                                                             -------------------  --------------------

UNIT TRANSACTIONS:
Participant purchase payments ...........................             4,796,239            12,745,521
Participant transfers from other Travelers accounts .....            11,232,144            11,758,808
Administrative charges ..................................                (9,063)               (7,892)
Contract surrenders......................................            (4,063,414)           (4,160,755)
Participant transfers to other Travelers accounts........            (7,800,868)           (4,843,891)
Other payments to participants...........................              (927,087)             (290,910)
                                                             -------------------  --------------------

  Net increase (decrease) in net assets
    resulting from unit transactions ....................             3,227,951            15,200,881
                                                             -------------------  --------------------

      Net increase (decrease) in net assets..............             7,742,260            16,602,233




NET ASSETS:
  Beginning of year .....................................            54,787,094            38,184,861
                                                             -------------------  --------------------


  End of year............................................          $ 62,529,354          $ 54,787,094
                                                             ===================  ====================














                                                                           FEDERATED HIGH YIELD PORTFOLIO
                                                                      -----------------------------------------
                                                                             2000                 1999
                                                                             ----                 ----
INVESTMENT INCOME:
Dividends ......................................................       $       2,293,550   $           32,266
                                                                      -------------------- --------------------

EXPENSES:
Insurance charges ..............................................                  298,222              321,703
Administrative fees ............................................                   35,787               38,605
                                                                      -------------------- --------------------
   Net investment income (loss) ................................                1,959,541             (328,042)
                                                                      -------------------- --------------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ...............................                5,897,427            6,098,881
   Cost of investments sold ....................................                6,241,643            6,177,085
                                                                      -------------------- --------------------

   Net realized gain (loss).....................................                 (344,216)             (78,204)
                                                                      -------------------- --------------------

Change in unrealized gain (loss) on investments:
 Unrealized gain (loss) beginning of year ......................                 (344,917)          (1,068,510)
 Unrealized gain (loss) end of year ............................               (4,260,489)            (344,917)
                                                                      -------------------- --------------------
   Net change in unrealized gain (loss) for the year ...........               (3,915,572)             723,593
                                                                      -------------------- --------------------

Net increase (decrease) in net assets
   resulting from operations ...................................               (2,300,247)             317,347
                                                                      -------------------- --------------------

UNIT TRANSACTIONS:
Participant purchase payments ..................................                1,704,461            5,101,257
Participant transfers from other Travelers accounts ............                2,809,175            7,864,506
Administrative charges .........................................                   (2,946)              (2,932)
Contract surrenders.............................................               (2,465,365)          (1,782,882)
Participant transfers to other Travelers accounts ..............               (4,194,462)          (6,662,803)
Other payments to participants..................................                 (798,662)            (339,453)
                                                                      -------------------- --------------------

  Net increase (decrease) in net assets
   resulting from unit transactions.............................               (2,947,799)           4,177,693
                                                                      -------------------- --------------------

   Net increase (decrease) in net assets........................               (5,248,046)           4,495,040




NET ASSETS:
  Beginning of year.............................................               26,633,290           22,138,250
                                                                      -------------------- --------------------


  End of year...................................................             $ 21,385,244         $ 26,633,290
                                                                      ==================== ====================







                                                                              FEDERATED STOCK PORTFOLIO
                                                                      -----------------------------------------
                                                                             2000                 1999
                                                                             ----                 ----
INVESTMENT INCOME:
Dividends ......................................................      $         1,152,981   $          203,880
                                                                      -------------------- --------------------

EXPENSES:
Insurance charges ..............................................                  256,562              261,076
Administrative fees ............................................                   30,787               31,329
                                                                      -------------------- --------------------
   Net investment income (loss) ................................                  865,632              (88,525)
                                                                      -------------------- --------------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ...............................                6,337,685            1,947,514
   Cost of investments sold ....................................                6,243,819            1,799,557
                                                                      -------------------- --------------------

    Net realized gain (loss) ...................................                   93,866              147,957
                                                                      -------------------- --------------------

Change in unrealized gain (loss) on investments:
 Unrealized gain (loss) beginning of year ......................                1,573,124            1,045,564
 Unrealized gain (loss) end of year ............................                  987,556            1,573,124
                                                                      -------------------- --------------------
    Net change in unrealized gain (loss) for the year ..........                 (585,568)             527,560
                                                                      -------------------- --------------------

Net increase (decrease) in net assets
    resulting from operations ..................................                  373,930              586,992
                                                                      -------------------- --------------------

UNIT TRANSACTIONS:
Participant purchase payments ..................................                  928,906            3,507,011
Participant transfers from other Travelers accounts ............                4,385,127            3,400,343
Administrative charges..........................................                   (2,865)              (3,143)
Contract surrenders.............................................               (1,397,681)            (809,001)
Participant transfers to other Travelers accounts...............               (5,424,007)          (1,885,658)
Other payments to participants .................................                 (326,359)            (206,471)
                                                                      -------------------- --------------------

  Net increase (decrease) in net assets
    resulting from unit transactions ...........................               (1,836,879)           4,003,081
                                                                      -------------------- --------------------

      Net increase (decrease) in net assets.....................               (1,462,949)           4,590,073




NET ASSETS:
  Beginning of year ............................................               22,351,557           17,761,484
                                                                      -------------------- --------------------


  End of year ..................................................             $ 20,888,608         $ 22,351,557
                                                                      ==================== ====================





                                    LAZARD INTERNATIONAL STOCK
      LARGE CAP PORTFOLIO                   PORTFOLIO               MFS EMERGING GROWTH PORTFOLIO     MFS MID CAP GROWTH PORTFOLIO
--------------------------------- -------------------------------  --------------------------------  ------------------------------
      2000              1999             2000              1999          2000             1999            2000            1999
      ----              ----             ----              ----          ----             ----            ----            ----

$     4,243,182   $    3,207,129  $    2,574,854  $       60,286   $     3,696,246  $            -   $   1,133,403  $        9,593
----------------  --------------- --------------- ---------------  ---------------- ---------------  -------------- ---------------


        824,240          502,533         528,296         355,888           883,286         431,321         217,673          35,954
         98,908           60,304          63,396          42,706           105,994          51,758          26,121           4,315
----------------  --------------- --------------- ---------------  ---------------- ---------------  -------------- ---------------
      3,320,034        2,644,292       1,983,162        (338,308)        2,706,966        (483,079)        889,609         (30,676)
----------------  --------------- --------------- ---------------  ---------------- ---------------  -------------- ---------------





      5,685,036        2,329,180     488,897,343     146,195,193         3,105,509       2,476,293       1,502,178         218,333
      4,869,662        1,963,646     492,400,486     141,387,167         2,164,858       1,918,861       1,308,631         197,326
----------------  --------------- --------------- ---------------  ---------------- ---------------   -------------- --------------


        815,374          365,534      (3,503,143)      4,808,026           940,651         557,432         193,547          21,007
----------------  --------------- --------------- ---------------  ---------------- ---------------  -------------- ---------------



     11,754,500        3,846,100       2,276,211          97,478        29,360,955       4,395,707       2,376,563          91,293
     (3,533,180)      11,754,500         812,270       2,276,211         8,729,990      29,360,955         890,938       2,376,563
----------------  --------------- --------------- ---------------  ---------------- ---------------  -------------- ---------------


    (15,287,680)       7,908,400      (1,463,941)      2,178,733       (20,630,965)     24,965,248      (1,485,625)      2,285,270
----------------  --------------- --------------- ---------------  ---------------- ---------------  -------------- ---------------



    (11,152,272)      10,918,226      (2,983,922)      6,648,451       (16,983,348)     25,039,601        (402,469)      2,275,601
----------------  --------------- --------------- ---------------  ---------------- ---------------  -------------- ---------------






     10,981,564       15,287,756       7,288,670       7,758,720        14,379,105       8,500,779      10,043,254       1,885,492
     12,846,475       13,602,899     502,893,541     153,774,633        12,099,847      10,217,467      10,855,373       2,968,438
         (8,300)          (5,347)         (4,944)         (4,049)           (8,455)         (4,965)         (1,908)           (353)
     (3,912,684)      (2,210,882)     (2,561,434)     (2,150,962)       (3,886,031)     (1,624,987)       (705,743)       (271,522)
     (6,285,060)      (2,858,964)   (502,343,436)   (150,099,777)       (4,848,055)     (3,392,206)     (2,104,027)       (213,457)
       (736,849)        (220,052)       (368,632)       (110,023)         (455,748)        (94,046)       (231,342)              -
----------------  --------------- --------------- ---------------  ---------------- ---------------  -------------- ---------------


     12,885,146       23,595,410       4,903,765       9,168,542        17,280,663      13,602,042      17,855,607       4,368,598
----------------  --------------- --------------- ---------------  ---------------- ---------------  -------------- ---------------

      1,732,874       34,513,636       1,919,843      15,816,993           297,315      38,641,643      17,453,138       6,644,199





     59,551,774       25,038,138      36,821,800      21,004,807        63,299,808      24,658,165       7,595,898         951,699
----------------  --------------- --------------- ---------------  ---------------- ---------------  -------------- ---------------

$    61,284,648   $   59,551,774  $   38,741,643  $   36,821,800   $    63,597,123  $   63,299,808   $  25,049,036  $    7,595,898
================  =============== =============== ===============  ================ ===============  ============== ===============


6.  SCHEDULE OF FUND ABD II OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)

                                                              MFS RESEARCH PORTFOLIO             STRATEGIC STOCK PORTFOLIO
                                                        -----------------------------------  -----------------------------------
                                                            2000              1999               2000                 1999
                                                            ----              ----               ----                 ----
INVESTMENT INCOME:
Dividends ...........................................   $        27,681   $              -   $         29,277  $              1
                                                        ----------------  -----------------  ----------------- -----------------

EXPENSES:
Insurance charges ...................................            22,077              5,905              4,757             2,773
Administrative fees .................................             2,649                709                571               333
                                                        ----------------  -----------------  ----------------- -----------------
    Net investment income (loss) ....................             2,955             (6,614)            23,949            (3,105)
                                                        ----------------  -----------------  ----------------- -----------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ....................           198,602             63,545            380,112           191,997
  Cost of investments sold ..........................           179,461             57,501            401,498           180,875
                                                        ----------------  -----------------  ----------------- -----------------


    Net realized gain (loss) ........................            19,141              6,044            (21,386)           11,122
                                                        ----------------  -----------------  ----------------- -----------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..........           153,079             16,644             (5,361)            4,393
  Unrealized gain (loss) end of year ................           (53,511)           153,079             15,032            (5,361)
                                                        ----------------  -----------------  ----------------- -----------------

    Net change in unrealized gain (loss) for the year          (206,590)           136,435             20,393            (9,754)
                                                        ----------------  -----------------  ----------------- -----------------


Net increase (decrease) in net assets
    resulting from operations .......................          (184,494)           135,865             22,956            (1,737)
                                                        ----------------  -----------------  ----------------- -----------------
UNIT TRANSACTIONS:
Participant purchase payments .......................           966,838            177,513            114,489           219,695
Participant transfers from other Travelers accounts .           735,212            381,506            181,940          .148,341
Administrative charges ..............................              (405)               (99)              (107)              (39)
Contract surrenders .................................          (157,984)            (3,724)          (337,903)          (32,008)
Participant transfers to other Travelers accounts ...           (76,391)           (53,403)           (40,205)          (47,687)
Other payments to participants ......................           (22,442)                 -                  -                 -
                                                        ----------------  -----------------  ----------------- -----------------


  Net increase (decrease) in net assets
    resulting from unit transactions ................         1,444,828            501,793            (81,786)          288,302
                                                        ----------------  -----------------  ----------------- -----------------

    Net increase (decrease) in net assets ...........         1,260,334            637,658            (58,830)          286,565




NET ASSETS:
  Beginning of year .................................           860,431            222,773            426,055           139,490
                                                        ----------------  -----------------  ----------------- -----------------

  End of year .......................................   $     2,120,765   $        860,431   $        367,225  $        426,055
                                                        ================  =================  ================= =================

                                                              CONVERTIBLE BOND PORTFOLIO
                                                          -----------------------------------
                                                                 2000              1999
                                                                 ----              ----
INVESTMENT INCOME:
Dividends ...........................................     $        423,030  $          1,712
                                                          ----------------- -----------------

EXPENSES:
Insurance charges ...................................               73,173            17,906
Administrative fees .................................                8,780             2,149
                                                          ----------------- -----------------
  Net investment income (loss) ......................              341,077           (18,343)
                                                          ----------------- -----------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ....................              875,600           164,089
  Cost of investments sold ..........................              813,036           155,855
                                                          ----------------- -----------------


    Net realized gain (loss) ........................               62,564             8,234
                                                          ----------------- -----------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..........              305,680             5,726
  Unrealized gain (loss) end of year ................              274,119           305,680
                                                          ----------------- -----------------

    Net change in unrealized gain (loss) for the year              (31,561)          299,954
                                                          ----------------- -----------------


Net increase (decrease) in net assets
    resulting from operations .......................              372,080           289,845
                                                          ----------------- -----------------

UNIT TRANSACTIONS:
Participant purchase payments .......................            3,948,812         1,057,778
Participant transfers from other Travelers accounts .            3,878,739         1,252,696
Administrative charges ..............................                 (531)             (236)
Contract surrenders .................................             (434,746)         (104,469)
Participant transfers to other Travelers accounts ...             (731,004)          (64,686)
Other payments to participants ......................              (69,764)                -
                                                          ----------------- -----------------
  Net increase (decrease) in net assets
    resulting from unit transactions ................            6,591,506         2,141,083
                                                          ----------------- -----------------

    Net increase (decrease) in net assets ...........            6,963,586         2,430,928


NET ASSETS:
  Beginning of year ................................            2,845,793           414,865
                                                          ----------------- -----------------

  End of year ......................................          $ 9,809,379       $ 2,845,793
                                                          ================= =================



        DISCIPLINED MID CAP STOCK                  DISCIPLINED SMALL CAP STOCK
               PORTFOLIO                                    PORTFOLIO                         TRAVELERS QUALITY BOND PORTFOLIO
------------------------------------------    -----------------------------------------   -----------------------------------------
          2000                  1999                   2000                 1999                   2000                 1999
          ----                  ----                   ----                 ----                   ----                 ----

$            643,209   $          349,741     $          110,719   $                 -    $         1,491,694  $           136,928
---------------------  -------------------    -------------------  --------------------   -------------------- --------------------


             157,812              103,038                 23,845                 9,022                373,793              324,109
              18,937               12,364                  2,861                 1,082                 44,855               38,893
---------------------  -------------------    -------------------  --------------------   -------------------- --------------------
             466,460              234,339                 84,013               (10,104)             1,073,046             (226,074)
---------------------  -------------------    -------------------  --------------------   -------------------- --------------------




           7,045,616            1,365,521              1,781,083                38,908              5,682,583            4,773,895
           6,043,659            1,270,294              1,767,210                35,284              5,650,633            4,755,373
---------------------  -------------------    -------------------  --------------------   -------------------- --------------------

           1,001,957               95,227                 13,873                 3,624                 31,950               18,522
---------------------  -------------------    -------------------  --------------------   -------------------- --------------------


           1,494,649              704,146                235,942                54,093                188,318               41,766
           1,681,978            1,494,649                (47,936)              235,942                720,903              188,318
---------------------  -------------------    -------------------  --------------------   -------------------- --------------------

             187,329              790,503               (283,878)              181,849                532,585              146,552
---------------------  -------------------    -------------------  --------------------   -------------------- --------------------


           1,655,746            1,120,069               (185,992)              175,369              1,637,581              (61,000)
---------------------  -------------------    -------------------  --------------------   -------------------- --------------------





           2,053,177            1,807,037                521,605               356,075              4,625,712           10,780,396
           8,418,941            1,595,194              1,610,774               396,049              4,784,697            9,966,674
              (1,525)              (1,048)                  (272)                 (139)                (3,064)              (2,589)
            (917,974)            (346,302)               (30,258)              (50,621)            (2,222,125)          (2,620,791)
          (6,414,350)            (830,980)            (1,064,462)               (3,466)            (4,916,856)          (5,786,932)
            (161,919)             (75,765)                     -                     -             (1,233,603)            (339,379)
---------------------  -------------------    -------------------  --------------------   -------------------- --------------------


           2,976,350            2,148,136              1,037,387               697,898              1,034,761           11,997,379
---------------------  -------------------    -------------------  --------------------   -------------------- --------------------

           4,632,096            3,268,205                851,395               873,267              2,672,342           11,936,379





          10,352,640            7,084,435              1,275,884               402,617             29,397,260           17,460,881
---------------------  -------------------    -------------------  --------------------   -------------------- --------------------

$         14,984,736   $       10,352,640     $        2,127,279   $         1,275,884    $        32,069,602  $        29,397,260
=====================  ===================    ===================  ====================   ==================== ====================




    ACTIVE INTERNATIONAL ALLOCATION
                PORTFOLIO
-----------------------------------------
         2000                 1999
         ----                 ----
$            16,868  $                 -
-------------------- --------------------


              1,989                    -
                239                    -
-------------------- --------------------
             14,640                    -
-------------------- --------------------




              2,786                    -
              2,888                    -
-------------------- --------------------

               (102)                   -
-------------------- --------------------


                  -                    -
            (29,167)                   -
-------------------- --------------------

            (29,167)                   -
-------------------- --------------------


            (14,629)                   -
-------------------- --------------------





            482,708                    -
             83,914                    -
                 (4)                   -
             (2,050)                   -
                  -                    -
                  -                    -
-------------------- --------------------


            564,568                    -
-------------------- --------------------

            549,939                    -





                  -                    -
-------------------- --------------------

$           549,939  $                 -
==================== ====================





6.  SCHEDULE OF FUND ABD II OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)


                                                                  EMERGING MARKETS EQUITY
                                                                          PORTFOLIO                     EQUITY GROWTH PORTFOLIO
                                                             -----------------------------------  ---------------------------------
                                                                  2000                 1999           2000                1999
                                                                  ----                 ----           ----                ----
INVESTMENT INCOME:
Dividends ................................................   $        432,850  $            169   $         91,011  $             -
                                                             ----------------  -----------------  ----------------- ----------------

EXPENSES:
Insurance charges ........................................            35,940              9,604              6,976                -
Administrative fees                                                    4,313              1,153                837                -
                                                             ----------------  -----------------  ----------------- ----------------
    Net investment income (loss) .........................           392,597            (10,588)            83,198                -
                                                             ----------------  -----------------  ----------------- ----------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
   Proceeds from investments sold ........................           508,195            531,418            104,222                -
   Cost of investments sold ..............................           490,723            442,587            105,528                -
                                                             ----------------  -----------------  ----------------- ----------------

    Net realized gain (loss) .............................           17,472             88,831             (1,306)                -
                                                             ----------------  -----------------  ----------------- ----------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ...............           551,733            (25,858)                 -                -
  Unrealized gain (loss) end of year .....................        (1,490,269)           551,733           (380,187)               -
                                                             ----------------  -----------------  ----------------- ----------------


    Net change in unrealized gain (loss) for the year ....        (2,042,002)           577,591           (380,187)               -
                                                             ----------------  -----------------  ----------------- ----------------

Net increase (decrease) in net assets
    resulting from operations ............................        (1,631,933)           655,834           (298,295)               -
                                                             ----------------  -----------------  ----------------- ----------------




UNIT TRANSACTIONS:
Participant purchase payments ............................         1,111,126            514,659          1,902,826                -
Participant transfers from other Travelers accounts ......         2,029,868            882,312            686,478                -
Administrative charges ...................................              (359)               (94)               (29)               -
Contract surrenders ......................................          (221,870)           (15,307)            (5,441)               -
Participant transfers to other Travelers accounts ........          (433,134)          (525,494)          (195,682)               -
Other payments to participants                                        (7,223)                 -                  -                -
                                                             ----------------  -----------------  ----------------- ----------------

   Net increase (decrease) in net assets
    resulting from unit transactions .....................         2,478,408            856,076          2,388,152                -
                                                             ----------------  -----------------  ----------------- ----------------

    Net increase (decrease) in net assets ................           846,475          1,511,910          2,089,857                -




NET ASSETS:
Beginning of year ........................................         1,762,472            250,562                  -                -
                                                             ----------------  -----------------  ----------------- ----------------

End of year ..............................................   $    2,608,947    $      1,762,472   $      2,089,857     $          -
                                                                ================  ==============  ================= ================



                                                                  GLOBAL EQUITY PORTFOLIO
                                                             ----------------------------------
                                                                    2000               1999
                                                                    ----               ----
INVESTMENT INCOME:
Dividends ................................................   $        691,628  $        277,588
                                                             ----------------- -----------------

EXPENSES:
Insurance charges ........................................             86,025            46,722
Administrative fees                                                    10,323             5,607
                                                             ----------------- -----------------
    Net investment income (loss) .........................            595,280           225,259
                                                             ----------------- -----------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
   Proceeds from investments sold ........................          1,116,779           548,414
   Cost of investments sold ..............................          1,104,930           532,422
                                                             ----------------- -----------------

    Net realized gain (loss) .............................             11,849            15,992
                                                             ----------------- -----------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ...............            (64,729)           49,441
  Unrealized gain (loss) end of year .....................            119,137           (64,729)
                                                             ----------------- -----------------


    Net change in unrealized gain (loss) for the year ....            183,866          (114,170)
                                                             ----------------- -----------------

Net increase (decrease) in net assets
    resulting from operations ............................            790,995           127,081
                                                             ----------------- -----------------




UNIT TRANSACTIONS:
Participant purchase payments ............................          1,881,299         1,184,111
Participant transfers from other Travelers accounts ......          2,515,963         1,605,543
Administrative charges ...................................               (974)             (597)
Contract surrenders ......................................           (588,033)          (90,402)
Participant transfers to other Travelers accounts ........           (689,155)         (499,258)
Other payments to participants                                       (161,612)          (70,169)
                                                             ----------------- -----------------

   Net increase (decrease) in net assets
    resulting from unit transactions .....................          2,957,488         2,129,228
                                                             ----------------- -----------------

    Net increase (decrease) in net assets ................          3,748,483         2,256,309




NET ASSETS:
Beginning of year ........................................          5,021,661         2,765,352
                                                             ----------------- -----------------

End of year ..............................................   $      8,770,144     $   5,021,661
                                                             ================= =================






         MID CAP GROWTH PORTFOLIO                      MID CAP VALUE PORTFOLIO                      TECHNOLOGY PORTFOLIO
------------------------------------------    -----------------------------------------   ---------------------------------------

        2000                  1999                   2000                 1999                   2000                 1999
        ----                  ----                   ----                 ----                   ----                 ----

 $             6,215   $                -     $        1,657,777   $           792,266    $               271  $               -
---------------------  -------------------    -------------------  --------------------   -------------------- ------------------



              10,453                    -                125,937                59,128                 22,429                  -
               1,254                    -                 15,112                 7,095                  2,691                  -
---------------------  -------------------    -------------------  --------------------   -------------------- ------------------
              (5,492)                   -              1,516,728               726,043                (24,849)                 -
---------------------  -------------------    -------------------  --------------------   -------------------- ------------------




              71,222                    -                698,662               932,133                 51,954                  -
              70,795                    -                644,076               839,088                 51,513                  -
---------------------  -------------------    -------------------  --------------------   -------------------- ------------------

                 427                    -                 54,586                93,045                    441                  -
---------------------  -------------------    -------------------  --------------------   -------------------- ------------------


                   -                    -                423,081               253,714                      -                  -
            (383,799)                   -               (286,090)              423,081             (1,893,105)                 -
---------------------  -------------------    -------------------  --------------------   -------------------- ------------------

            (383,799)                   -               (709,171)              169,367             (1,893,105)                 -
---------------------  -------------------    -------------------  --------------------   -------------------- ------------------


            (388,864)                   -                862,143               988,455             (1,917,513)                 -
---------------------  -------------------    -------------------  --------------------   -------------------- ------------------





           2,723,111                    -              3,020,845             1,765,802              5,157,477                  -
             933,739                    -              3,355,531             2,147,621              2,228,011                  -
                 (22)                   -                 (1,511)                 (993)                   (55)                 -
             (17,581)                   -               (445,820)             (120,603)               (16,244)                 -
             (96,773)                   -               (709,055)             (930,436)               (72,813)                 -
                   -                    -                (76,850)              (91,890)                     -                  -
---------------------  -------------------    -------------------  --------------------   -------------------- ------------------


           3,542,474                    -              5,143,140             2,769,501              7,296,376                  -
---------------------  -------------------    -------------------  --------------------   -------------------- ------------------

           3,153,610                    -              6,005,283             3,757,956              5,378,863                  -





                   -                    -              7,102,174             3,344,218                      -                  -
---------------------  -------------------    -------------------  --------------------   -------------------- ------------------

$          3,153,610   $                -     $       13,107,457   $         7,102,174    $         5,378,863  $               -
=====================  ===================    ===================  ====================   ==================== ==================








          U.S. REAL ESTATE PORTFOLIO
   -----------------------------------------

          2000                 1999
          ----                 ----

    $          179,810   $           54,360
   -------------------- --------------------



                24,338               12,085
                 2,921                1,450
   -------------------- --------------------
               152,551               40,825
   -------------------- --------------------




             1,015,854              255,637
               996,149              273,124
   -------------------- --------------------

                19,705              (17,487)
   -------------------- --------------------


               (87,743)             (16,650)
               203,636              (87,743)
   -------------------- --------------------

               291,379              (71,093)
   -------------------- --------------------


               463,635              (47,755)
   -------------------- --------------------





               812,098              441,009
             1,532,895              445,869
                  (186)                (143)
              (162,085)             (63,442)
            (1,011,406)            (161,383)
                (9,020)                   -
   -------------------- --------------------


             1,162,296              661,910
   -------------------- --------------------

             1,625,931              614,155





             1,244,273              630,118
   -------------------- --------------------

   $         2,870,204  $         1,244,273
   ==================== ====================




                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.  SCHEDULE OF FUND ABD II OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)



                                                                                                     AIM CAPITAL APPRECIATION
                                                                         VALUE PORTFOLIO                    PORTFOLIO
                                                              ---------------------------------  -------------------------------
                                                                    2000                 1999            2000            1999
                                                                    ----                 ----            ----            ----
Investment Income:
Dividends .................................................   $      208,020   $        63,036   $            -  $            -
                                                              ---------------  ----------------  --------------- ---------------

EXPENSES:
Insurance charges .........................................           86,599            51,675              925               -
Administrative fees .......................................           10,392             6,201              111               -
                                                              ---------------  ----------------  --------------- ---------------
   Net investment income (loss) ...........................          111,029             5,160           (1,036)              -
                                                              ---------------  ----------------  --------------- ---------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ..........................          775,091           520,196              290               -
  Cost of investments sold ................................          787,926           535,596              314               -
                                                              ---------------  ----------------  --------------- ---------------

   Net realized gain (loss) ...............................          (12,835)          (15,400)             (24)              -
                                                              ---------------  ----------------  --------------- ---------------

Change in unrealized gain (loss) on investments:
 Unrealized gain (loss) beginning of year .................         (324,926)         (148,821)               -               -
 Unrealized gain (loss) end of year .......................        1,338,200          (324,926)         (58,271)              -
                                                              ---------------  ----------------  --------------- ---------------

   Net change in unrealized gain (loss) for the year ......        1,663,126          (176,105)         (58,271)              -
                                                              ---------------  ----------------  --------------- ---------------


Net increase (decrease) in net assets
   resulting from operations ..............................        1,761,320          (186,345)         (59,331)              -
                                                              ---------------  ----------------  --------------- ---------------




UNIT TRANSACTIONS:
Participant purchase payments .............................        1,386,352         1,835,767          355,730               -
Participant transfers from other Travelers accounts .......        2,135,612         1,697,558          299,086               -
Administrative charges ....................................           (1,009)             (682)              (1)              -
Contract surrenders .......................................         (285,287)         (110,787)          (4,021)              -
Participant transfers to other Travelers accounts .........         (653,731)         (450,067)             (23)              -
Other payments to participants ............................          (14,837)           (6,291)               -               -
                                                              ---------------  ----------------  --------------- ---------------


Net increase (decrease) in net assets
  resulting from unit transactions ........................        2,567,100         2,965,498          650,771               -
                                                              ---------------  ----------------  --------------- ---------------


   Net increase (decrease) in net assets ..................        4,328,420         2,779,153          591,440               -




NET ASSETS:
  Beginning of year .......................................        5,254,465         2,475,312                -               -
                                                              ---------------  ----------------  --------------- ---------------

  End of year .............................................    $   9,582,885    $    5,254,465   $      591,440  $            -
                                                              ===============  ================  =============== ===============


                                                                     ALLIANCE GROWTH PORTFOLIO
                                                                ------------------------------------
                                                                        2000                1999
                                                                        ----                ----
Investment Income:
Dividends .................................................    $     8,723,553  $         3,894,825
                                                               ---------------- --------------------

EXPENSES:
Insurance charges .........................................          1,384,434              893,010
Administrative fees .......................................            166,132              107,161
                                                               ---------------- --------------------
   Net investment income (loss) ...........................          7,172,987            2,894,654
                                                               ---------------- --------------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
 Proceeds from investments sold ...........................          9,578,564            7,119,456
 Cost of investments sold .................................          8,563,829            6,060,265
                                                               ---------------- --------------------

Net realized gain (loss) ..................................          1,014,735            1,059,191
                                                               ---------------- --------------------

Change in unrealized gain (loss) on investments:
 Unrealized gain (loss) beginning of year .................         24,619,842            6,850,756
 Unrealized gain (loss) end of year .......................         (6,573,783)          24,619,842
                                                               ---------------- --------------------

  Net change in unrealized gain (loss) for the year .......        (31,193,625)          17,769,086
                                                               ---------------- --------------------


 Net increase (decrease) in net assets
  resulting from operations ...............................        (23,005,903)          21,722,931
                                                               ---------------- --------------------




UNIT TRANSACTIONS:
Participant purchase payments .............................         16,726,303           20,501,481
Participant transfers from other Travelers accounts .......         21,243,050           22,940,418
Administrative charges ....................................            (14,757)              (9,779)
Contract surrenders .......................................         (8,121,968)          (3,272,036)
Participant transfers to other Travelers accounts .........         (9,712,887)         (10,260,985)
Other payments to participants ............................         (1,914,984)            (415,779)
                                                               ---------------- --------------------


  Net increase (decrease) in net assets
   resulting from unit transactions .......................         18,204,757           29,483,320
                                                               ---------------- --------------------


   Net increase (decrease) in net assets ..................         (4,801,146)          51,206,251




NET ASSETS:
  Beginning of year .......................................        103,259,050           52,052,799
                                                               ---------------- --------------------

  End of year .............................................    $    98,457,904  $       103,259,050
                                                               ================ ====================



                                                   PUTNAM DIVERSIFIED INCOME
       MFS TOTAL RETURN PORTFOLIO                        PORTFOLIO                                COMSTOCK PORTFOLIO
-----------------------------------------   -----------------------------------------    -----------------------------------------
       2000                 1999                   2000                  1999                   2000                 1999
       ----                 ----                   ----                  ----                   ----                 ----

        $ 4,397,505          $ 4,888,194              $ 452,926            $ 256,160               $ 46,409               $ 6,131
-------------------- --------------------   --------------------  -------------------    -------------------  --------------------


            900,296              832,358                 65,234               56,428                 17,231                 1,248
            108,036               99,883                  7,828                6,771                  2,068                   150
-------------------- --------------------   --------------------  -------------------    -------------------  --------------------
          3,389,173            3,955,953                379,864              192,961                 27,110                 4,733
-------------------- --------------------   --------------------  -------------------    -------------------  --------------------




          9,895,515            7,373,728                631,688            1,301,551                 95,693                 1,009
         10,066,142            7,417,784                681,792            1,367,811                 91,302                 1,031
-------------------- --------------------   --------------------  -------------------    -------------------  --------------------

           (170,627)             (44,056)               (50,104)             (66,260)                 4,391                   (22)
-------------------- --------------------   --------------------  -------------------    -------------------  --------------------


           (809,914)           2,455,109               (206,576)             (65,928)                (2,692)                    -
          6,308,079             (809,914)              (631,855)            (206,576)               461,542                (2,692)
-------------------- --------------------   --------------------  -------------------    -------------------  --------------------

          7,117,993           (3,265,023)              (425,279)            (140,648)               464,234                (2,692)
-------------------- --------------------   --------------------  -------------------    -------------------  --------------------


         10,336,539              646,874                (95,519)             (13,947)               495,735                 2,019
-------------------- --------------------   --------------------  -------------------    -------------------  --------------------





          7,284,895           14,478,136                438,443              607,174                836,934               113,277
          6,890,988           15,141,599              1,058,195            1,514,841                869,556               434,143
            (10,614)              (9,381)                (1,171)              (1,179)                   (93)                   (5)
         (5,290,055)          (3,780,910)              (226,168)            (119,485)               (39,588)               (6,339)
         (8,385,849)          (8,870,264)              (433,040)          (1,230,451)               (56,106)                    -
         (1,536,438)            (760,914)               (36,187)             (36,030)                     -                     -
-------------------- --------------------   --------------------  -------------------    -------------------  --------------------


         (1,047,073)          16,198,266                800,072              734,870              1,610,703               541,076
-------------------- --------------------   --------------------  -------------------    -------------------  --------------------

          9,289,466           16,845,140                704,553              720,923              2,106,438               543,095





         71,594,687           54,749,547              4,753,613            4,032,690                543,095                     -
-------------------- --------------------   --------------------  -------------------    -------------------  --------------------


       $ 80,884,153         $ 71,594,687            $ 5,458,166          $ 4,753,613            $ 2,649,533             $ 543,095
==================== ====================   ====================  ===================    ===================  ====================



              COMSTOCK PORTFOLIO -
               CLASS II SHARES
   -----------------------------------------
          2000                 1999
          ----                 ----

   $                -   $                 -
   -------------------  --------------------


                    1                     -
                    -                     -
   -------------------  --------------------
                   (1)                    -
   -------------------  --------------------




                    -                     -
                    -                     -
   -------------------  --------------------

                    -                     -
   -------------------  --------------------


                    -                     -
                  (37)                    -
   -------------------  --------------------

                  (37)                    -
   -------------------  --------------------


                  (38)                    -
   -------------------  --------------------





                6,302                     -
                    -                     -
                    -                     -
                    -                     -
                    -                     -
                    -                     -
   -------------------  --------------------


                6,302                     -
   -------------------  --------------------

                6,264                     -





                    -                     -
   -------------------  --------------------


   $            6,264   $                -
   ===================  ====================

6.  SCHEDULE OF FUND ABD II OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)




                                                           DOMESTIC INCOME PORTFOLIO     EMERGING GROWTH PORTFOLIO
                                                        -----------------------------   -----------------------------
                                                               2000           1999           2000           1999
                                                               ----           ----           ----           ----
INVESTMENT INCOME:
Dividends ...........................................   $    203,182    $    111,393    $     41,772    $         --
                                                        -------------   -------------   -------------   -------------

EXPENSES:
Insurance charges ...................................         33,809          22,294         237,631          53,330
Administrative fees .................................          4,057           2,675          28,516           6,400
                                                        -------------   -------------   -------------   -------------
    Net investment income (loss) ....................        165,316          86,424        (224,375)        (59,730)
                                                        -------------   -------------   -------------   -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ....................        335,073         303,093       2,114,470         948,778
  Cost of investments sold ..........................        361,204         314,853       1,542,628         731,984
                                                        -------------   -------------   -------------   -------------

    Net realized gain (loss) ........................        (26,131)        (11,760)        571,842         216,794
                                                        -------------   -------------   -------------   -------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..........       (105,336)         24,917       4,432,675         208,735
  Unrealized gain (loss) end of year ................       (102,798)       (105,336)        (31,449)      4,432,675
                                                        -------------   -------------   -------------   -------------

    Net change in unrealized gain (loss) for the year          2,538        (130,253)     (4,464,124)      4,223,940
                                                        -------------   -------------   -------------   -------------

Net increase (decrease) in net assets
  resulting from operations .........................        141,723         (55,589)     (4,116,657)      4,381,004
                                                        -------------   -------------   -------------   -------------




UNIT TRANSACTIONS:
Participant purchase payments .......................        553,139       1,414,178       9,707,408       2,922,244
Participant transfers from other Travelers accounts .        563,769         442,239       9,077,716       3,555,105
Administrative charges ..............................           (307)           (120)         (2,040)           (449)
Contract surrenders .................................        (88,699)       (132,857)     (1,482,619)        (47,294)
Participant transfers to other Travelers accounts ...       (310,506)       (270,288)     (2,253,604)     (1,336,514)
Other payments to participants ......................             --          (6,253)        (91,433)        (47,654)
                                                        -------------   -------------   -------------   -------------

  Net increase (decrease) in net assets
    resulting from unit transactions ................        717,396       1,446,899      14,955,428       5,045,438
                                                        -------------   -------------   -------------   -------------

    Net increase (decrease) in net assets ...........        859,119       1,391,310      10,838,771       9,426,442




NET ASSETS:
  Beginning of year .................................      2,330,804         939,494      10,808,083       1,381,641
                                                        -------------   -------------   -------------   -------------

  End of year .......................................   $  3,189,923    $  2,330,804    $ 21,646,854    $ 10,808,083
                                                        =============   =============   =============   =============



                                                          EMERGING GROWTH PORTFOLIO -
                                                              CLASS II SHARES
                                                        ------------------------------
                                                           2000          1999
                                                           ----          ----
Investment Income:
Dividends ...........................................   $         --    $          --
                                                        -------------   --------------

Expenses:
Insurance charges ...................................              5               --
Administrative fees .................................             --               --
                                                        -------------   --------------
    Net investment income (loss) ....................             (5)              --
                                                        -------------   --------------

Realized Gain (Loss) and Change in Unrealized
  Gain (Loss) on Investments:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ....................             --               --
  Cost of investments sold ..........................             --               --
                                                        -------------   --------------

    Net realized gain (loss) ........................             --               --
                                                        -------------   --------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..........             --               --
  Unrealized gain (loss) end of year ................           (299)              --
                                                        -------------   --------------

    Net change in unrealized gain (loss) for the year           (299)              --
                                                        -------------   --------------

Net increase (decrease) in net assets
  resulting from operations .........................           (304)              --
                                                        -------------   --------------




Unit Transactions:
Participant purchase payments .......................         12,708               --
Participant transfers from other Travelers accounts .         22,141               --
Administrative charges ..............................             --               --
Contract surrenders .................................             --               --
Participant transfers to other Travelers accounts ...             --               --
Other payments to participants ......................             --               --
                                                        -------------   --------------

  Net increase (decrease) in net assets
    resulting from unit transactions ................         34,849               --
                                                        -------------   --------------

    Net increase (decrease) in net assets ...........         34,545               --




Net Assets:
  Beginning of year .................................             --               --
                                                        -------------   --------------

  End of year .......................................   $     34,545    $          --
                                                        =============   ==============

                                        ENTERPRISE PORTFOLIO -
      ENTERPRISE PORTFOLIO                CLASS II SHARES                     GOVERNMENT PORTFOLIO
------------------------------        ---------------------------        ----------------------------
     2000              1999               2000            1999                   2000           1999
     ----              ----               ----            ----                   ----           ----

$  1,169,555    $    233,446          $         --    $       --          $    113,992    $     71,677
-------------   -------------         -------------   -----------         -------------   -------------


     176,062          54,054                    --            --                25,160          19,365
      21,128           6,486                    --            --                 3,019           2,324
-------------   -------------         -------------   -----------         -------------   -------------
     972,365         172,906                    --            --                85,813          49,988
-------------   -------------         -------------   -----------         -------------   -------------




   1,635,601       1,127,701                    --            --               775,539         762,071
   1,618,866       1,100,113                    --            --               794,976         797,072
-------------   -------------         -------------   -----------         -------------   -------------

      16,735          27,588                    --            --               (19,437)        (35,001)
-------------   -------------         -------------   -----------         -------------   -------------


   1,349,664         220,881                    --            --               (73,383)         16,709
  (2,796,962)      1,349,664                   (30)           --                77,961         (73,383)
-------------   -------------         -------------   -----------         -------------   -------------

  (4,146,626)      1,128,783                   (30)           --               151,344         (90,092)
-------------   -------------         -------------   -----------         -------------   -------------


  (3,157,526)      1,329,277                   (30)           --               217,720         (75,105)
-------------   -------------         -------------   -----------         -------------   -------------





   5,639,988       2,871,544                 1,621            --               541,408       1,108,484
   8,042,637       3,801,872                    --            --               948,600         707,602
      (1,939)           (652)                   --            --                  (259)           (172)
    (662,992)        (71,074)                   --            --               (75,349)        (25,323)
  (1,698,722)     (1,410,540)                   --            --              (744,650)       (705,226)
    (223,434)        (16,954)                   --            --                    --         (18,098)
-------------   -------------         -------------   -----------         -------------   -------------


  11,095,538       5,174,196                 1,621            --               669,750       1,067,267
-------------   -------------         -------------   -----------         -------------   -------------

   7,938,012       6,503,473                 1,591            --               887,470         992,162





   8,460,646       1,957,173                    --            --             1,786,132         793,970
-------------   -------------         -------------   -----------         -------------   -------------
$ 16,398,658    $  8,460,646          $      1,591    $       --          $  2,673,602    $  1,786,132
=============   =============         =============   ===========         =============   =============



     GROWTH AND INCOME PORTFOLIO
  --------------------------------
        2000             1999
        ----             ----

   $    933,850    $    400,408
   -------------   -------------


        133,111          54,824
         15,973           6,579
   -------------   -------------
        784,766         339,005
   -------------   -------------




      1,257,658         150,984
      1,134,234         138,558
   -------------   -------------

        123,424          12,426
   -------------   -------------


        354,982         162,033
      1,263,865         354,982
   -------------   -------------

        908,883         192,949
   -------------   -------------


      1,817,073         544,380
   -------------   -------------





      3,550,711       2,154,773
      4,050,454       2,410,895
         (1,336)           (645)
     (1,155,474)       (138,139)
       (275,216)       (138,588)
       (307,429)        (14,186)
   -------------   -------------


      5,861,710       4,274,110
   -------------   -------------

      7,678,783       4,818,490





      7,160,428       2,341,938
   -------------   -------------
   $ 14,839,211    $  7,160,428
   =============   =============

6.  SCHEDULE OF FUND ABD II OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)



                                                              GROWTH AND INCOME PORTFOLIO -         VAN KAMPEN MONEY MARKET
                                                                    CLASS II SHARES                        PORTFOLIO
                                                              -----------------------------        --------------------------
                                                                 2000             1999               2000              1999
                                                                 ----             ----               ----              ----
INVESTMENT INCOME:
Dividends .................................................   $        --    $        --         $   373,312         $   265,167
                                                              ------------   --------------      ------------        ------------

EXPENSES:
Insurance charges .........................................             5             --              81,305              72,714
Administrative fees .......................................             1             --               9,756               8,726
                                                              ------------   --------------      ------------        ------------
    Net investment income (loss) ..........................            (6)            --             282,251             183,727
                                                              ------------   --------------      ------------        ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ..........................            --             --           6,846,179           5,389,393
  Cost of investments sold ................................            --             --           6,846,179           5,389,393
                                                              ------------   --------------      ------------        ------------

    Net realized gain (loss) ..............................            --             --                  --                  --
                                                              ------------   --------------      ------------        ------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ................            --             --                  --                  --
  Unrealized gain (loss) end of year ......................           181             --                  --                  --
                                                              ------------   --------------      ------------        ------------

    Net change in unrealized gain (loss) for the year .....           181             --                  --                  --
                                                              ------------   --------------      ------------        ------------

Net increase (decrease) in net assets
    resulting from operations .............................           175             --             282,251             183,727
                                                              ------------   --------------      ------------        ------------




UNIT TRANSACTIONS:
Participant purchase payments .............................        17,883             --           2,908,658           2,360,119
Participant transfers from other Travelers accounts .......        22,124             --           4,639,064           6,709,512
Administrative charges ....................................            --             --                (460)               (260)
Contract surrenders .......................................            --             --            (669,737)           (446,007)
Participant transfers to other Travelers accounts .........            --             --          (8,417,000)         (5,957,934)
Other payments to participants ............................            --             --             (49,535)            (47,459)
                                                              ------------   --------------      ------------        ------------

  Net increase (decrease) in net assets
    resulting from unit transactions ......................        40,007             --          (1,589,010)          2,617,971
                                                              ------------   --------------      ------------        ------------

    Net increase (decrease) in net assets .................        40,182             --          (1,306,759)          2,801,698




Net Assets:
  Beginning of year .......................................            --             --           7,684,513           4,882,815
                                                              ------------   --------------      ------------        ------------
  End of year..............................................   $    40,182    $        --         $ 6,377,754         $ 7,684,513
                                                              ============   ==============      ============        ============


                                                                  CONTRAFUND(R) PORTFOLIO - SERVICE
                                                                             CLASS 2
                                                                  ---------------------------------
                                                                     2000              1999
                                                                     ----              ----
INVESTMENT INCOME:
Dividends .................................................     $        --        $       --
                                                                ------------       ------------

EXPENSES:
Insurance charges .........................................          13,347                --
Administrative fees .......................................           1,601                --
                                                                ------------       ------------
    Net investment income (loss) ..........................         (14,948)               --
                                                                ------------       ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ..........................         101,741                --
  Cost of investments sold ................................         103,209                --
                                                                ------------       ------------

    Net realized gain (loss) ..............................          (1,468)               --
                                                                ------------       ------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ................              --                --
  Unrealized gain (loss) end of year ......................        (126,328)               --
                                                                ------------       ------------

    Net change in unrealized gain (loss) for the year .....        (126,328)               --
                                                                ------------       ------------

Net increase (decrease) in net assets
    resulting from operations .............................        (142,744)               --
                                                                ------------       ------------




UNIT TRANSACTIONS:
Participant purchase payments .............................       2,614,757                --
Participant transfers from other Travelers accounts........       1,013,079                --
Administrative charges ....................................             (95)               --
Contract surrenders .......................................         (18,912)               --
Participant transfers to other Travelers accounts .........         (35,918)               --
Other payments to participants ............................              --                --
                                                                ------------       ------------

  Net increase (decrease) in net assets
    resulting from unit transactions ......................       3,572,911                --
                                                                ------------       ------------

    Net increase (decrease) in net assets .................       3,430,167                --




Net Assets:
  Beginning of year .......................................              --                --
                                                                ------------       ------------
  End of year .............................................     $ 3,430,167        $       --
                                                                ============       ============

              EMERGING MARKETS PORTFOLIO                  COMBINED
        ------------------------------------  ----------------------------------
               2000                1999             2000               1999
               ----                ----             ----               ----
        $       166,608    $       124,499    $    60,362,150    $    25,681,160
        ----------------   ----------------   ----------------   ----------------


                 60,015             16,194         12,353,599          7,740,785
                  7,202              1,943          1,482,431            928,894
        ----------------   ----------------   ----------------   ----------------
                 99,391            106,362         46,526,120         17,011,481
        ----------------   ----------------   ----------------   ----------------




              5,181,468            170,122      1,154,055,420        379,798,102
              4,946,148            142,637      1,148,624,425        370,321,690
        ----------------   ----------------   ----------------   ----------------

                235,320             27,485          5,430,995          9,476,412
        ----------------   ----------------   ----------------   ----------------


                838,223             (3,884)       138,990,862         36,155,774
             (1,533,444)           838,223         (2,925,479)       138,990,862
        ----------------   ----------------   ----------------   ----------------

             (2,371,667)           842,107       (141,916,341)       102,835,088
        ----------------   ----------------   ----------------   ----------------


             (2,036,956)           975,954        (89,959,226)       129,322,981
        ----------------   ----------------   ----------------   ----------------





              2,041,820            980,593        261,754,379        230,945,585
              7,021,487            983,607      1,313,828,311        525,844,236
                   (617)              (150)          (128,844)           (82,126)
               (225,893)           (63,041)       (77,343,773)       (40,380,404)
             (5,800,210)          (139,577)    (1,213,277,590)      (415,729,534)
                 (9,266)                --        (14,881,473)        (5,832,750)
        ----------------   ----------------   ----------------   ----------------

              3,027,321          1,761,432        269,951,010        294,765,007
        ----------------   ----------------   ----------------   ----------------

                990,365          2,737,386        179,991,784        424,087,988




              3,310,308            572,922        863,413,526        439,325,538
        ----------------   ----------------   ----------------   ----------------

        $     4,300,673    $     3,310,308    $ 1,043,405,310    $   863,413,526
        ================   ================   ================   ================

7.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD II
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999






                                                CAPITAL APPRECIATION FUND       MONEY MARKET PORTFOLIO       AIM V.I. VALUE FUND
                                             -------------------------------------------------------------------------------------
                                                  2000             1999           2000           1999         2000          1999
                                                  ----             ----           ----           ----         ----          ----
Accumulation and annuity units
  beginning of year .......................     46,942,401      23,010,432      37,736,754      16,762,447         --         --
Accumulation units purchased and
  transferred from other Travelers accounts     27,560,805      30,473,593     513,800,019     191,194,632    391,857         --
Accumulation units redeemed and
  transferred to other Travelers accounts .    (12,689,863)     (6,541,493)   (516,658,413)   (170,220,325)       (39)        --
Annuity units .............................           (927)           (131)             --              --         --         --
                                               -----------     -----------    ------------    ------------   --------    --------
Accumulation and annuity units
  end of year .............................     61,812,416      46,942,401      34,878,360      37,736,754    391,818         --
                                               ===========     ===========    ============    ============   ========    ========

                                                PREMIER GROWTH PORTFOLIO -
                                                       CLASS B                      REIT SERIES      DREYFUS APPRECIATION PORTFOLIO
                                                -------------------------  ------------------------- ------------------------------
                                                  2000          1999              2000            1999         2000         1999
                                                  ----          ----              ----            ----         ----         ----
Accumulation and annuity units
  beginning of year .......................            --         -             1,280,359         632,612  10,488,399    2,833,960
Accumulation units purchased and
  transferred from other Travelers accounts    14,093,689         -             1,354,318         780,021   4,954,241    8,503,898
Accumulation units redeemed and
  transferred to other Travelers accounts .      (445,715)        -              (361,494)       (132,274) (3,171,560)    (849,459)
Annuity units .............................            --         -                    --              --          --           --
                                               -----------     -----------   ------------    ------------  ----------   ----------
Accumulation and annuity units
  end of year .............................    13,647,974         -             2,273,183       1,280,359  12,271,080   10,488,399
                                               ===========     ===========   ============    ============  ==========   ==========

                                                                                                       DIVERSIFIED STRATEGIC INCOME
                                                SMALL CAP PORTFOLIO         APPRECIATION PORTFOLIO              PORTFOLIO
                                             --------------------------   --------------------------   ----------------------------
                                               2000          1999           2000           1999            2000          1999
Accumulation and annuity units
  beginning of year .......................    7,815,322      3,051,249     24,225,208     16,532,767     28,198,595   24,838,532
Accumulation units purchased and
  transferred from other Travelers accounts   11,743,894      8,524,388      5,503,961     10,111,351      3,899,196    9,890,335
Accumulation units redeemed and
  transferred to other Travelers accounts .   (5,922,826)    (3,760,315)    (3,434,365)    (2,418,910)    (7,163,358)  (6,517,399)
Annuity units .............................           --             --             --             --         (3,384)     (12,873)
                                             ------------    -----------    -----------   ------------    -----------  -----------
Accumulation and annuity units
  end of year .............................   13,636,390      7,815,322     26,294,804     24,225,208     24,931,049   28,198,595
                                             ============    ===========    ===========    ===========    ===========  ===========

7.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD II
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)


                                                                            EQUITY INDEX PORTFOLIO -   BALANCED PORTFOLIO - SERVICE
                                              TOTAL RETURN PORTFOLIO            CLASS II SHARES                  SHARES
                                             -------------------------     -------------------------   ----------------------------
                                                 2000          1999           2000            1999           2000         1999
                                                 ----          ----           ----            ----           ----         ----
Accumulation and annuity units
  beginning of year .....................     4,963,010      1,281,704      3,460,443             --             --           --
Accumulation units purchased and
  transferred from other Travelers accounts   4,094,233      3,955,062      8,944,967      3,501,544      5,423,786           --
Accumulation units redeemed and
  transferred to other Travelers accounts .    (498,484)      (273,756)    (1,597,902)       (41,101)      (177,585)          --
Annuity units .........................              --             --             --             --             --           --
                                             -----------    -----------   ------------    -----------    -----------      ---------
Accumulation and annuity units
  end of year ...........................     8,558,759      4,963,010     10,807,508      3,460,443      5,246,201           --
                                             ===========    ===========   ============    ===========    ===========      =========


                                             GLOBAL LIFE SCIENCES PORTFOLIO -  GLOBAL TECHNOLOGY PORTFOLIO-
                                                     SERVICE SHARES                   SERVICE SHARES
                                            ---------------------------------  ----------------------------
                                                  2000            1999             2000           1999
                                                  ----            ----             ----           ----
Accumulation and annuity units
  beginning of year .......................          --            --               --             --
Accumulation units purchased and
  transferred from other Travelers accounts   2,529,844            --        8,100,876             --
Accumulation units redeemed and
  transferred to other Travelers accounts       (82,181)           --         (496,411)            --
Annuity units ...........................            --            --               --             --
                                              -----------    -----------    ------------    -----------
Accumulation and annuity units
  end of year ...........................      2,447,663           --        7,604,465             --
                                              ===========    ===========    ============    ===========


                                                 VIP CAPITAL APPRECIATION
                                                      SERVICE SHARES
                                             ----------------------------------
                                                 2000            1999
                                                 ----            ----
Accumulation and annuity units
  beginning of year .......................        --                --
Accumulation units purchased and
  transferred from other Travelers accounts   488,697                --
Accumulation units redeemed and
  transferred to other Travelers accounts     (37,460)               --
Annuity units ...........................          --                --
                                             ----------         ---------
Accumulation and annuity units
  end of year ...........................     451,237                --
                                             ==========         =========


                                            WORLDWIDE GROWTH PORTFOLIO -
                                                   SERVICE SHARES            CAPITAL FUND               HIGH YIELD BOND FUND
                                           -----------------------------  ----------------------    ---------------------------
                                                 2000       1999          2000           1999           2000           1999
                                                 ----       ----          ----           ----           ----           ----
Accumulation and annuity units
  beginning of year .....................            --          --     2,802,945      1,220,503      3,085,254      2,965,625
Accumulation units purchased and
  transferred from other Travelers accounts  23,266,459          --     3,480,264      1,934,463      1,248,324      2,303,316
Accumulation units redeemed and
  transferred to other Travelers accounts    (9,844,715)         --      (532,697)      (352,021)    (1,201,402)    (2,183,687)
Annuity units ...........................            --          --            --             --             --             --
                                            ------------    --------   -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year ...........................    13,421,744          --     5,750,512      2,802,945      3,132,176      3,085,254
                                            ============    ========   ===========    ===========    ===========    ===========

7.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD II
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)







                                                 VARIABLE INVESTORS FUND                STRATEGIC BOND FUND
                                             -------------------------------    ------------------------------------
                                                2000              1999              2000                1999
                                                ----              ----              ----                ----
Accumulation and annuity units
  beginning of year .......................    8,670,638          3,232,444         3,695,681             1,887,776
Accumulation units purchased and
  transferred from other Travelers accounts    6,300,642          6,040,352         1,768,228             4,412,015
Accumulation units redeemed and
  transferred to other Travelers accounts .   (2,082,235)          (602,158)         (646,506)           (2,604,110)
Annuity units .............................            -                  -                 -                     -
                                             ------------    ---------------    --------------   -------------------
Accumulation and annuity units
  end of year .............................   12,889,045          8,670,638         4,817,403             3,695,681
                                             ============    ===============    ==============   ===================

                                                    SMALL CAP GROWTH FUND
                                              ---------------------------------
                                                 2000               1999
                                                 ----               ----
Accumulation and annuity units
  beginning of year .......................             -                    -
Accumulation units purchased and
  transferred from other Travelers accounts     2,286,155                    -
Accumulation units redeemed and
  transferred to other Travelers accounts .      (229,649)                   -
Annuity units .............................             -                    -
                                              ------------    -----------------
Accumulation and annuity units
  end of year .............................     2,056,506                    -
                                              ============    =================


                                                 EQUITY INCOME PORTFOLIO           FEDERATED HIGH YIELD PORTFOLIO
                                             -------------------------------    ------------------------------------
                                                2000              1999              2000                1999
                                                ----              ----              ----                ----
Accumulation and annuity units
  beginning of year .......................   35,687,217         25,733,333        22,260,856            18,811,555
Accumulation units purchased and
  transferred from other Travelers accounts   10,478,395         16,160,752         3,867,842            10,746,052
Accumulation units redeemed and
  transferred to other Travelers accounts .   (8,314,763)        (6,196,607)       (6,391,555)           (7,296,751)
Annuity units .............................       (1,791)           (10,261)           (1,094)                    -
                                             ------------    ---------------    --------------   -------------------
Accumulation and annuity units
  end of year .............................   37,849,058         35,687,217        19,736,049            22,260,856
                                             ============    ===============    ==============   ===================



                                                  FEDERATED STOCK PORTFOLIO
                                              ---------------------------------
                                                 2000               1999
                                                 ----               ----
Accumulation and annuity units
  beginning of year .......................    14,406,177           11,892,034
Accumulation units purchased and
  transferred from other Travelers accounts     3,495,239            4,386,006
Accumulation units redeemed and
  transferred to other Travelers accounts .    (4,741,547)          (1,861,344)
Annuity units .............................        (2,537)             (10,519)
                                              ------------    -----------------
Accumulation and annuity units
  end of year .............................    13,157,332           14,406,177
                                              ============    =================


                                                   LARGE CAP PORTFOLIO           LAZARD INTERNATIONAL STOCK PORTFOLIO
                                             -------------------------------    ------------------------------------
                                                2000              1999              2000                1999
                                                ----              ----              ----                ----
Accumulation and annuity units
  beginning of year .......................   28,051,763         15,040,703        25,226,349            17,270,810
Accumulation units purchased and
  transferred from other Travelers accounts   11,449,844         15,913,042       383,930,817           121,373,724
Accumulation units redeemed and
  transferred to other Travelers accounts .   (5,269,068)        (2,901,817)     (378,761,654)         (113,418,185)
Annuity units .............................       (1,256)              (165)             (998)                    -
                                             ------------    ---------------    --------------   -------------------
Accumulation and annuity units
  end of year .............................   34,231,283         28,051,763        30,394,514            25,226,349
                                             ============    ===============    ==============   ===================


                                                MFS EMERGING GROWTH PORTFOLIO
                                              ---------------------------------
                                                 2000               1999
                                                 ----               ----
Accumulation and annuity units
  beginning of year .......................    22,881,721           15,538,984
Accumulation units purchased and
  transferred from other Travelers accounts     9,819,100           10,157,863
Accumulation units redeemed and
  transferred to other Travelers accounts .    (3,510,468)          (2,815,126)
Annuity units .............................             -                    -
                                              ------------    -----------------
Accumulation and annuity units
  end of year .............................    29,190,353           22,881,721
                                              ============    =================


7.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD II
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)





                                              MFS MID CAP GROWTH PORTFOLIO           MFS RESEARCH PORTFOLIO
                                         --------------------------------------   ----------------------------
                                               2000                 1999             2000            1999
                                               ----                 ----             ----            ----
Accumulation and annuity units
  beginning of year .....................       4,760,902              965,761       669,474          211,400
Accumulation units purchased and
  transferred from other Travelers accounts    11,508,146            4,204,178     1,291,759          508,408
Accumulation units redeemed and
  transferred to other Travelers accounts      (1,710,401)            (409,037)     (188,956)         (50,334)
Annuity units ...........................               -                    -             -                -
                                         -----------------     ----------------   -----------     ------------
Accumulation and annuity units
  end of year ..........................       14,558,647            4,760,902     1,772,277          669,474
                                         =================     ================   ===========     ============

                                             STRATEGIC STOCK PORTFOLIO
                                         --------------------------------
                                              2000             1999
                                              ----             ----
Accumulation and annuity units
  beginning of year .....................      434,122           147,123
Accumulation units purchased and
  transferred from other Travelers accounts    326,335           368,698
Accumulation units redeemed and
  transferred to other Travelers accounts     (416,188)          (81,699)
Annuity units ...........................            -                 -
                                         --------------    --------------
Accumulation and annuity units
  end of year ..........................       344,269           434,122
                                         ==============    ==============


                                                                                   DISCIPLINED MID CAP STOCK
                                               CONVERTIBLE BOND PORTFOLIO                 PORTFOLIO
                                         --------------------------------------   ----------------------------
                                               2000                 1999             2000            1999
                                               ----                 ----             ----            ----
Accumulation and annuity units
  beginning of year ....................        2,431,429              414,907     6,716,626        5,142,990
Accumulation units purchased and
  transferred from other Travelers accounts     6,088,738            2,172,953     6,170,464        2,491,446
Accumulation units redeemed and
  transferred to other Travelers accounts        (966,408)            (156,431)   (4,432,816)        (917,810)
Annuity units ..........................                -                    -             -                -
                                         -----------------     ----------------   -----------     ------------
Accumulation and annuity units
  end of year ..........................        7,553,759            2,431,429     8,454,274        6,716,626
                                         =================     ================   ===========     ============



                                             DISCIPLINED SMALL CAP STOCK
                                                     PORTFOLIO
                                         --------------------------------
                                              2000             1999
                                              ----             ----
Accumulation and annuity units
  beginning of year ....................     1,202,404           450,528
Accumulation units purchased and
  transferred from other Travelers accounts  1,816,297           809,275
Accumulation units redeemed and
  transferred to other Travelers accounts   (1,027,477)          (57,399)
Annuity units ..........................             -                 -
                                         --------------    --------------
Accumulation and annuity units
  end of year ..........................     1,991,224         1,202,404
                                         ==============    ==============

                                                                                 ACTIVE INTERNATIONAL ALLOCATION
                                            TRAVELERS QUALITY BOND PORTFOLIO               PORTFOLIO
                                         --------------------------------------   ----------------------------
                                               2000                 1999             2000            1999
                                               ----                 ----             ----            ----
Accumulation and annuity units
  beginning of year ....................       26,069,226           15,435,236             -                -
Accumulation units purchased and
  transferred from other Travelers accounts     8,221,542           18,386,874       601,867                -
Accumulation units redeemed and
  transferred to other Travelers accounts      (7,329,891)          (7,752,884)       (2,213)               -
Annuity units ..........................                -                    -             -                -
                                         -----------------     ----------------   -----------     ------------
Accumulation and annuity units
  end of year ..........................       26,960,877           26,069,226       599,654                -
                                         =================     ================   ===========     ============

                                              EMERGING MARKETS EQUITY
                                                   PORTFOLIO
                                         -------------------------------
                                             2000             1999
                                             ----             ----
Accumulation and annuity units
  beginning of year ....................    1,187,791           325,885
Accumulation units purchased and
  transferred from other Travelers account  2,263,341         1,341,365
Accumulation units redeemed and
  transferred to other Travelers accounts    (517,679)         (479,459)
Annuity units ..........................            -                 -
                                         -------------    --------------
Accumulation and annuity units
  end of year ..........................    2,933,453         1,187,791
                                         =============    ==============

7.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD II
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)

                                                                EQUITY GROWTH PORTFOLIO              GLOBAL EQUITY PORTFOLIO
                                                          -----------------------------------  ------------------------------------
                                                               2000               1999               2000               1999
                                                               ----               ----               ----               ----
Accumulation and annuity units
  beginning of year ...............................                     -                  -          4,937,653          2,791,215
Accumulation units purchased and
  transferred from other Travelers accounts .......             2,745,618                  -          4,300,204          2,805,267
Accumulation units redeemed and
  transferred to other Travelers accounts .........              (204,746)                 -         (1,391,861)          (658,829)
Annuity units .....................................                     -                  -                  -                  -
                                                          ----------------  -----------------  -----------------  -----------------
Accumulation and annuity units
  end of year .....................................             2,540,872                  -          7,845,996          4,937,653
                                                          ================  =================  =================  =================


                                                                MID CAP VALUE PORTFOLIO                TECHNOLOGY PORTFOLIO
                                                          -----------------------------------  ------------------------------------
                                                               2000               1999               2000               1999
                                                               ----               ----               ----               ----
Accumulation and annuity units
  beginning of year ...............................             5,752,898          3,208,568                  -                  -
Accumulation units purchased and
  transferred from other Travelers accounts .......             4,923,429          3,557,812          8,320,270                  -
Accumulation units redeemed and
  transferred to other Travelers accounts .........              (955,096)        (1,013,482)           (96,989)                 -
Annuity units .....................................                     -                  -                  -                  -
                                                          ----------------  -----------------  -----------------  -----------------
Accumulation and annuity units
  end of year .....................................             9,721,231          5,752,898          8,223,281                  -
                                                          ================  =================  =================  =================


                                                                    VALUE PORTFOLIO             AIM CAPITAL APPRECIATION PORTFOLIO
                                                          -----------------------------------  ------------------------------------
                                                               2000               1999               2000               1999
                                                               ----               ----               ----               ----
Accumulation and annuity units
  beginning of year ...............................             6,166,448          2,812,523                  -                  -
Accumulation units purchased and
  transferred from other Travelers accounts .......             4,056,507          4,000,210            760,543                  -
Accumulation units redeemed and
  transferred to other Travelers accounts .........            (1,095,936)          (646,285)            (4,736)                 -
Annuity units .....................................                     -                  -                  -                  -
                                                          ----------------  -----------------  -----------------  -----------------
Accumulation and annuity units
  end of year .....................................             9,127,019          6,166,448            755,807                  -
                                                          ================  =================  =================  =================

                                                               MID CAP GROWTH PORTFOLIO
                                                          -----------------------------------
                                                                2000               1999
                                                                ----               ----
Accumulation and annuity units
  beginning of year ...............................                      -                 -
Accumulation units purchased and
  transferred from other Travelers accounts .......              3,784,912                 -
Accumulation units redeemed and
  transferred to other Travelers accounts .........               (121,536)                -
Annuity units .....................................                      -                 -
                                                          -----------------  ----------------
Accumulation and annuity units
  end of year .....................................              3,663,376                 -
                                                          =================  ================


                                                              U.S. REAL ESTATE PORTFOLIO
                                                          -----------------------------------
                                                                2000               1999
                                                                ----               ----
Accumulation and annuity units
  beginning of year ...............................              1,437,131           693,461
Accumulation units purchased and
  transferred from other Travelers accounts .......              2,415,175         1,000,014
Accumulation units redeemed and
  transferred to other Travelers accounts .........             (1,226,271)         (256,344)
Annuity units .....................................                      -                 -
                                                          -----------------  ----------------
Accumulation and annuity units
  end of year .....................................              2,626,035         1,437,131
                                                          =================  ================


                                                               ALLIANCE GROWTH PORTFOLIO
                                                          -----------------------------------
                                                                2000               1999
                                                                ----               ----
Accumulation and annuity units
  beginning of year ...............................             47,167,905        31,011,054
Accumulation units purchased and
  transferred from other Travelers accounts .......             18,097,800        23,788,319
Accumulation units redeemed and
  transferred to other Travelers accounts .........             (9,489,733)       (7,631,299)
Annuity units .....................................                   (653)             (169)
                                                          -----------------  ----------------
Accumulation and annuity units
  end of year .....................................             55,775,319        47,167,905
                                                          =================  ================

7.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD II
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)



                                                                                                  PUTNAM DIVERSIFIED INCOME
                                                          MFS TOTAL RETURN PORTFOLIO                      PORTFOLIO
                                                    -------------------------------------  -----------------------------------------
                                                       2000                  1999                 2000                 1999
                                                       ----                  ----                 ----                 ----
Accumulation and annuity units
  beginning of year ...........................          54,290,552           42,017,841            4,489,463             3,797,291
Accumulation units purchased and
  transferred from other Travelers accounts ...          10,438,881           22,460,175            1,419,162             2,013,693
Accumulation units redeemed and
  transferred to other Travelers accounts .....         (11,400,051)         (10,176,248)            (660,659)           (1,321,521)
Annuity units .................................              (2,844)             (11,216)                   -                     -
                                                    ----------------  -------------------  -------------------  --------------------
Accumulation and annuity units
  end of year .................................          53,326,538           54,290,552            5,247,966             4,489,463
                                                    ================  ===================  ===================  ====================


                                                             COMSTOCK PORTFOLIO -
                                                               CLASS II SHARES                     DOMESTIC INCOME PORTFOLIO
                                                    -------------------------------------  -----------------------------------------
                                                       2000                  1999                 2000                 1999
                                                       ----                  ----                 ----                 ----
Accumulation and annuity units
  beginning of year ...........................                   -                    -            2,370,354               922,300
Accumulation units purchased and
  transferred from other Travelers accounts ...               5,863                    -            1,131,624             1,861,816
Accumulation units redeemed and
  transferred to other Travelers accounts .....                   -                    -             (402,250)             (413,762)
Annuity units .................................                   -                    -                    -                     -
                                                    ----------------  -------------------  -------------------  --------------------
Accumulation and annuity units
  end of year .................................               5,863                    -            3,099,728             2,370,354
                                                    ================  ===================  ===================  ====================


                                                         EMERGING GROWTH PORTFOLIO -
                                                               CLASS II SHARES                       ENTERPRISE PORTFOLIO
                                                    -------------------------------------  -----------------------------------------
                                                       2000                  1999                 2000                 1999
                                                       ----                  ----                 ----                 ----
Accumulation and annuity units
  beginning of year ...........................                   -                    -            6,294,366             1,807,065
Accumulation units purchased and
  transferred from other Travelers accounts ...              35,033                    -           10,104,465             5,813,632
Accumulation units redeemed and
  transferred to other Travelers accounts .....                   -                    -           (1,905,296)           (1,326,331)
Annuity units .................................                   -                    -                    -                     -
                                                    ----------------  -------------------  -------------------  --------------------
Accumulation and annuity units
  end of year .................................              35,033                    -           14,493,535             6,294,366
                                                    ================  ===================  ===================  ====================


                                                               COMSTOCK PORTFOLIO
                                                    -----------------------------------------
                                                           2000                 1999
                                                           ----                 ----
Accumulation and annuity units
  beginning of year ...........................                592,847                     -
Accumulation units purchased and
  transferred from other Travelers accounts ...              1,767,167               599,834
Accumulation units redeemed and
  transferred to other Travelers accounts .....               (100,199)               (6,987)
Annuity units .................................                      -                     -
                                                    -------------------  --------------------
Accumulation and annuity units
  end of year .................................              2,259,815               592,847
                                                    ===================  ====================


                                                            EMERGING GROWTH PORTFOLIO
                                                    -----------------------------------------
                                                           2000                 1999
                                                           ----                 ----
Accumulation and annuity units
  beginning of year ...........................              4,454,847             1,147,906
Accumulation units purchased and
  transferred from other Travelers accounts ...              7,068,171             4,149,836
Accumulation units redeemed and
  transferred to other Travelers accounts .....             (1,452,140)             (842,895)
Annuity units .................................                      -                     -
                                                    -------------------  --------------------
Accumulation and annuity units
  end of year .................................             10,070,878             4,454,847
                                                    ===================  ====================


                                                              ENTERPRISE PORTFOLIO -
                                                                 CLASS II SHARES
                                                    -----------------------------------------
                                                           2000                 1999
                                                           ----                 ----
Accumulation and annuity units
  beginning of year ...........................                      -                     -
Accumulation units purchased and
  transferred from other Travelers accounts ...                  1,594                     -
Accumulation units redeemed and
  transferred to other Travelers accounts .....                      -                     -
Annuity units .................................                      -                     -
                                                    -------------------  --------------------
Accumulation and annuity units
  end of year .................................                  1,594                     -
                                                    ===================  ====================

7.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD II
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)



                                                           GOVERNMENT PORTFOLIO                GROWTH AND INCOME PORTFOLIO
                                                  ---------------------------------------  -----------------------------------
                                                         2000                1999                2000              1999
                                                         ----                ----                ----              ----
Accumulation and annuity units
  beginning of year ...........................            1,781,637             754,724          6,242,006         2,274,752
Accumulation units purchased and
  transferred from other Travelers accounts ...            1,402,652           1,767,857          6,140,043         4,238,292
Accumulation units redeemed and
  transferred to other Travelers accounts .....             (778,349)           (740,944)        (1,390,088)         (271,038)
Annuity units .................................                    -                   -                  -                 -
                                                  -------------------  ------------------  -----------------  ----------------
Accumulation and annuity units
  end of year .................................            2,405,940           1,781,637         10,991,961         6,242,006
                                                  ===================  ==================  =================  ================

                                                                                                CONTRAFUND(R) PORTFOLIO -
                                                     VAN KAMPEN MONEY MARKET PORTFOLIO               SERVICE CLASS 2
                                                  ---------------------------------------  -----------------------------------
                                                         2000                1999                2000              1999
                                                         ----                ----                ----              ----
Accumulation and annuity units
  beginning of year ...........................            7,282,651           4,773,944                  -                 -
Accumulation units purchased and
  transferred from other Travelers accounts ...            7,013,640           8,718,667          3,776,238                 -
Accumulation units redeemed and
  transferred to other Travelers accounts .....           (8,509,830)         (6,209,960)           (57,638)                -
Annuity units .................................                    -                   -                  -                 -
                                                  -------------------  ------------------  -----------------  ----------------
Accumulation and annuity units
  end of year .................................            5,786,461           7,282,651          3,718,600                 -
                                                  ===================  ==================  =================  ================


                                                                 COMBINED
                                                  ---------------------------------------
                                                         2000                1999
                                                         ----                ----
Accumulation and annuity units
  beginning of year ...........................          531,133,631         324,424,783
Accumulation units purchased and
  transferred from other Travelers accounts ...        1,219,501,216         579,371,821
Accumulation units redeemed and
  transferred to other Travelers accounts .....       (1,036,956,046)       (372,617,639)
Annuity units .................................              (15,484)            (45,334)
                                                  -------------------  ------------------
Accumulation and annuity units
  end of year .................................          713,663,317         531,133,631
                                                  ===================  ==================

                                                     GROWTH AND INCOME PORTFOLIO -
                                                            CLASS II SHARES
                                                  -----------------------------------
                                                        2000              1999
                                                        ----              ----
Accumulation and annuity units
  beginning of year ...........................                  -                 -
Accumulation units purchased and
  transferred from other Travelers accounts ...             38,789                 -
Accumulation units redeemed and
  transferred to other Travelers accounts .....                  -                 -
Annuity units .................................                  -                 -
                                                  ----------------- -----------------
Accumulation and annuity units
  end of year .................................             38,789                 -
                                                  ================= =================


                                                      EMERGING MARKETS PORTFOLIO
                                                  -----------------------------------
                                                        2000              1999
                                                        ----              ----
Accumulation and annuity units
  beginning of year ...........................          2,521,807           780,839
Accumulation units purchased and
  transferred from other Travelers accounts ...          7,189,255         1,950,791
Accumulation units redeemed and
  transferred to other Travelers accounts .....         (4,856,698)         (209,823)
Annuity units .................................                  -                 -
                                                  ----------------- -----------------
Accumulation and annuity units
  end of year .................................          4,854,364         2,521,807
                                                  ================= =================

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors of The Travelers Life and Annuity Company and
Owners of Variable Annuity Contracts of The Travelers Fund ABD II for Variable
Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Fund ABD II for Variable Annuities (comprised of the sub-accounts listed in note 1) (collectively, "the Account") as of December 31, 2000, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the years in the two-year period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 2000, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2000, the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                        /s/ KPMG LLP


Hartford, Connecticut
February 15, 2001

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















                       This page intentionally left blank

                       This page intentionally left blank

                              Independent Auditors
                                    KPMG LLP
                              Hartford, Connecticut












This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Fund ABD II for Variable Annuities or shares of Fund ABD II's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Fund ABD II for Variable Annuities product(s) offered by The Travelers Life and Annuity Company and the Prospectuses of the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.












FNDABDII (Annual) (12-00) Printed in U.S.A.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholder
The Travelers Life and Annuity Company:


We have audited the accompanying balance sheets of The Travelers Life and Annuity Company as of December 31, 2000 and 1999, and the related statements of income, changes in retained earnings and accumulated other changes in equity from non-owner sources and cash flows for each of the years in the three-year period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.




/s/ KPMG LLP
Hartford, Connecticut
January 16, 2001

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                              STATEMENTS OF INCOME
                                ($ in thousands)


FOR THE YEAR ENDED DECEMBER 31,                2000         1999          1998
                                             ---------    ---------    ---------

REVENUES
Premiums                                     $  33,941    $  25,270    $  23,677
Net investment income                          214,174      177,179      171,003
Realized investment gains (losses)              (7,396)      (4,973)      18,493
Fee income                                     127,378       63,722       27,392
Other revenues                                   9,625        4,072        1,494
                                             ---------    ---------    ---------
     Total Revenues                            377,722      265,270      242,059
                                             ---------    ---------    ---------

BENEFITS AND EXPENSES
Current and future insurance benefits           78,403       78,072       81,371
Interest credited to contractholders            77,579       56,216       51,535
Amortization of deferred acquisition costs      68,254       38,902       15,956
Operating expenses                              14,095       11,326        5,012
                                             ---------    ---------    ---------
     Total Benefits and Expenses               238,331      184,516      153,874
                                             ---------    ---------    ---------

Income before federal income taxes             139,391       80,754       88,185
                                             ---------    ---------    ---------

Federal income taxes
     Current                                    11,738       21,738       18,917
     Deferred                                   36,748        6,410       11,783
                                             ---------    ---------    ---------
     Total Federal Income Taxes                 48,486       28,148       30,700
                                             ---------    ---------    ---------

Net income                                   $  90,905    $  52,606    $  57,485
                                             =========    =========    =========









                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                 BALANCE SHEETS
                                ($ in thousands)

DECEMBER 31,                                                                  2000          1999
                                                                           -----------   -----------

ASSETS
Fixed maturities, available for sale at fair value (including $49,465 at
      December 31, 2000 subject to securities lending agreements)          $ 2,297,141   $ 1,713,948
Equity securities, at fair value                                                22,551        33,169
Mortgage loans                                                                 132,768       155,719
Short-term securities                                                          247,377        81,119
Other invested assets                                                          222,325       190,622
                                                                           -----------   -----------
      Total Investments                                                      2,922,162     2,174,577
                                                                           -----------   -----------

Separate accounts                                                            6,802,985     4,795,165
Deferred acquisition costs                                                     579,567       350,088
Deferred federal income taxes                                                   11,296        74,478
Premium balances receivable                                                     26,184        22,420
Other assets                                                                   153,423        84,605
                                                                           -----------   -----------
     Total Assets                                                          $10,495,617   $ 7,501,333
                                                                           -----------   -----------

LIABILITIES
Future policy benefits and claims                                          $   989,576   $ 1,007,776
Contractholder funds                                                         1,631,611     1,117,819
Separate accounts                                                            6,802,985     4,795,165
Other liabilities                                                              211,441       114,408
                                                                           -----------   -----------
     Total Liabilities                                                       9,635,613     7,035,168
                                                                           -----------   -----------

SHAREHOLDER'S EQUITY
Common stock, par value $100; 100,000 shares authorized,
   30,000 issued and outstanding                                                 3,000         3,000
Additional paid-in capital                                                     417,316       167,316
Retained earnings                                                              426,066       335,161
Accumulated other changes in equity from non-owner sources                      13,622       (39,312)
                                                                           -----------   -----------
     Total Shareholder's Equity                                                860,004       466,165
                                                                           -----------   -----------

     Total Liabilities and Shareholder's Equity                            $10,495,617   $ 7,501,333
                                                                           ===========   ===========








                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
           STATEMENTS OF CHANGES IN RETAINED EARNINGS AND ACCUMULATED
                 OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES
                                ($ in thousands)


STATEMENTS OF CHANGES IN RETAINED EARNINGS     2000         1999         1998
                                             ---------    ---------    ---------

Balance, beginning of year                   $ 335,161    $ 282,555    $ 225,070
Net income                                      90,905       52,606       57,485
                                             ---------    ---------    ---------
Balance, end of year                         $ 426,066    $ 335,161    $ 282,555
                                             =========    =========    =========

STATEMENTS OF ACCUMULATED OTHER CHANGES
IN EQUITY FROM NON-OWNER SOURCES

Balance, beginning of year                   $ (39,312)   $  87,889    $  70,277
Unrealized gains (losses), net of tax           52,934     (127,201)      17,612
                                             ---------    ---------    ---------
Balance, end of year                         $  13,622    $ (39,312)   $  87,889
                                             =========    =========    =========

SUMMARY OF CHANGES IN EQUITY
FROM NON-OWNER SOURCES

Net Income                                   $  90,905    $  52,606    $  57,485
Other changes in equity from
     non-owner sources                          52,934     (127,201)      17,612
                                             ---------    ---------    ---------
Total changes in equity from
     non-owner sources                       $ 143,839    $ (74,595)   $  75,097
                                             =========    =========    =========







                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                ($ in thousands)


FOR THE YEARS ENDED DECEMBER 31,                                2000           1999           1998
                                                            -----------    -----------    -----------

CASH FLOWS FROM OPERATING ACTIVITIES
     Premiums collected                                     $    33,609    $    24,804    $    22,300
     Net investment income received                             186,362        150,107        146,158
     Benefits and claims paid                                   (96,890)       (94,503)       (90,872)
     Interest credited to contractholders                       (77,579)       (50,219)       (51,535)
     Operating expenses paid                                   (325,180)      (235,166)      (122,327)
     Income taxes paid                                          (38,548)       (29,369)       (25,214)
     Other, including fee income                                176,822         46,028         46,099
                                                            -----------    -----------    -----------
         Net Cash Used in Operating Activities                 (141,404)      (188,318)       (75,391)
                                                            -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                       220,841        213,402        113,456
         Mortgage loans                                          28,477         28,002         25,462
     Proceeds from sales of investments
         Fixed maturities                                       843,856        774,096      1,095,976
         Equity securities                                       30,772          5,146          6,020
         Mortgage loans                                          15,260           --             --
         Real estate held for sale                                2,115           --             --
     Purchases of investments
         Fixed maturities                                    (1,564,237)    (1,025,110)    (1,320,704)
         Equity securities                                      (20,361)       (12,524)       (13,653)
         Mortgage loans                                         (17,016)        (8,520)       (39,158)
     Policy loans, net                                           (2,675)        (5,316)        (2,010)
     Short-term securities (purchases) sales, net              (166,259)        45,057         43,054
     Other investments (purchases) sales, net                       327        (44,621)         1,110
     Securities transactions in course of settlement, net        21,372         (7,033)        36,459
                                                            -----------    -----------    -----------
         Net Cash Used in Investing Activities                 (607,528)       (37,421)       (53,988)
                                                            -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                               629,138        308,953        211,476
     Contractholder fund withdrawals                           (115,289)       (83,817)       (83,036)
     Contribution from parent company                           250,000           --             --
                                                            -----------    -----------    -----------
         Net Cash Provided by Financing Activities              763,849        225,136        128,440
                                                            -----------    -----------    -----------
Net increase (decrease) in cash                                  14,917           (603)          (939)
Cash at beginning of period                                          21            624            315
                                                            -----------    -----------    -----------
Cash at December 31,                                        $    14,938    $        21    $       624
                                                            ===========    ===========    ===========





                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Significant accounting policies used in the preparation of the accompanying financial statements follow.

     BASIS OF PRESENTATION

     The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup). The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America
     (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

     The Company offers a variety of variable annuity products where the investment risk is borne by the contractholder, not the Company, and the benefits are not guaranteed. The premiums and deposits related to these products are reported in separate accounts. The Company considers it necessary to differentiate, for financial statement purposes, the results of the risks it has assumed from those it has not.

     Certain prior year amounts have been reclassified to conform to the 2000 presentation.

     ACCOUNTING CHANGES

     ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

     In September 2000, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125" (FAS 140). Provisions of FAS 140 primarily relating to transfers of financial assets and securitizations that differ from provisions of FAS 125 are effective for transfers taking place after March 31, 2001. Special purpose entities
     (SPEs) used in securitizations that are currently qualifying SPEs under FAS 125 will continue to be treated as qualifying SPEs so long as they issue no new beneficial interests and accept no new asset transfers after March 31, 2001, other than transfers committed to prior to that date. Under FAS 140 qualifying SPEs are not consolidated by the transferor. It is not expected that there will be a significant effect on the Company's results of operations, financial condition or liquidity relating to a change in consolidation status for existing qualifying SPEs under FAS 140. FAS 140 also amends the accounting for collateral and requires new disclosures for collateral, securitizations, and retained interests in securitizations. These provisions are effective for financial statements for fiscal years ending after December 15, 2000. The accounting for collateral, as amended, requires (a) certain assets pledged as collateral to be separately reported in the consolidated balance sheet from assets not so encumbered and (b) disclosure of assets pledged as collateral that have not been reclassified and separately reported. The change in accounting for collateral did not have a significant effect on results of the Company's operations, financial condition or liquidity. See Note 2.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     ACCOUNTING FOR THE COSTS OF COMPUTER SOFTWARE DEVELOPED OR OBTAINED FOR INTERNAL USE

     During the third quarter of 1998, the Company adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants' (AcSEC) Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" (SOP 98-1). SOP 98-1 provides guidance on accounting for the costs of computer software developed or obtained for internal use and for determining when specific costs should be capitalized or expensed. The adoption of SOP 98-1 had no impact on the Company's financial condition, statement of operations or liquidity.

     ACCOUNTING POLICIES

     INVESTMENTS

     Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

     Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

     Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the current real estate financing market. Impaired loans were insignificant at December 31, 2000 and 1999.

     Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates market.

     Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. All changes in equity of these investments are recorded in net investment income. Also included in other invested assets are policy loans which are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

     Accrual of investment income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative financial instruments, including financial futures, options, forward contracts and interest rate swaps, as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. Hedge accounting is generally used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment. Derivatives that do not qualify for hedge accounting are marked to market with the changes in market value reflected in realized investment gains (losses).

     Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

     Payments to be received or made under interest rate swaps are accrued and recognized in net investment income. Swaps hedging investments are carried at fair value with unrealized gains and losses, net of taxes, charged or credited directly to shareholder's equity.

     Gains and losses arising from equity index options are marked to market with changes in market value reflected in realized investment gains (losses).

     Forward contracts, equity swaps and interest rate options were not significant at December 31, 2000 and 1999. Information concerning derivative financial instruments is included in Note 8.

     INVESTMENT GAINS AND LOSSES

     Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company.

     SEPARATE ACCOUNTS

     The Company has separate account assets and liabilities representing funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts have specific investment objectives. The assets and liabilities of these accounts are carried at fair value, and amounts assessed to the contractholders for management services are included in fee income. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     DEFERRED ACQUISITION COSTS

     Costs of acquiring individual life insurance and annuity business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. A 15 to 20-year amortization period is used for life insurance, and a seven to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

     VALUE OF INSURANCE IN FORCE

     The value of insurance in force is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from annuity contracts at the date of acquisition using the same assumptions that were used for computing related liabilities, where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the annuity business acquired. The annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

     FUTURE POLICY BENEFITS

     Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuity policies have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 3.0% to 7.8%, including a provision for adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration.

     CONTRACTHOLDER FUNDS

     Contractholder funds represent receipts from the issuance of universal life, certain individual annuity contracts, and structured settlement contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 10.0%.

     OTHER LIABILITIES

     Included in Other Liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2000 and 1999, the Company's liability for guaranty fund assessments was not significant.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     PERMITTED STATUTORY ACCOUNTING PRACTICES

     The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of presently permitted accounting practices on the statutory surplus of the Company is not material.

     The NAIC recently completed a process intended to codify statutory accounting practices for certain insurance enterprises. As a result of this process, the NAIC issued a revised statutory Accounting Practices and Procedures Manual - version effective January 1, 2001 (the revised Manual) that will be effective for years beginning January 1, 2001. The State of Connecticut will require that, effective January 1, 2001, insurance companies domiciled in Connecticut prepare their statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by the Connecticut insurance commissioner. Other states have addressed compliance with the revised Manual in a similar manner. The Company has estimated that the impact of this change on its statutory capital and surplus will not be significant.

     PREMIUMS

     Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods.

     FEE INCOME

     Fee income includes mortality, administrative and equity protection charges, and management fees earned on the Universal Life and Deferred Annuity separate account businesses.

     OTHER REVENUES

     Other revenues include surrender, penalties and other charges.

     FEDERAL INCOME TAXES

     The provision for federal income taxes comprises two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     FUTURE APPLICATION OF ACCOUNTING STANDARDS

     In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). In June 1999, the FASB issued Statement of Financial Standards No. 137, "Deferral of the Effective Date of FASB Statement No. 133" (FAS
     137), which allows entities that have not yet adopted FAS 133 to defer its effective date to all fiscal quarters of all fiscal years beginning after June 15, 2000. In June 2000, the FASB issued Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133," which amends the accounting and reporting standards of FAS 133. FAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. Upon initial application of FAS 133, hedging relationships must be designated anew and documented pursuant to the provisions of this statement. The Company adopted the deferral provisions of FAS 137, effective January 1, 2000. The Company will adopt FAS 133, as amended, as of January 1, 2001.

     The Company has determined that the cumulative effect of FAS 133, as amended, will not be significant. The Company does, however, anticipate a significant and continuing increase in the complexity of the accounting and the recordkeeping requirements for hedging activities and for insurance-related contracts and may make changes to its risk management strategies. The Company does not expect that FAS 133, as amended, will have a significant impact on its results of operations, financial condition or liquidity in future periods.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


2.   INVESTMENTS

     FIXED MATURITIES

     The amortized cost and fair values of investments in fixed maturities were as follows:

                                                                            GROSS          GROSS
       DECEMBER 31, 2000                                   AMORTIZED      UNREALIZED      UNREALIZED       FAIR
       ($ in thousands)                                       COST          GAINS          LOSSES         VALUE
       -----------------                                   ---------      ----------      ----------      -----

       AVAILABLE FOR SALE:
            Mortgage-backed securities - CMOs and
            pass-through securities                        $  219,851     $    7,369     $    1,767     $  225,453
            U.S. Treasury securities and obligations
            of U.S. Government and government agencies
            and authorities                                   112,021         12,200            286        123,935
            Obligations of states and political
            subdivisions                                       30,583          2,698            329         32,952
            Debt securities issued by foreign
            governments                                        50,624          1,149            939         50,834
            All other corporate bonds                       1,403,462         33,805         26,904      1,410,363
            All other debt securities                         442,390         10,734          7,837        445,287
            Redeemable preferred stock                          9,007            853          1,543          8,317
                                                           ----------     ----------     ----------     ----------
                Total Available For Sale                   $2,267,938     $   68,808     $   39,605     $2,297,141
                                                           ----------     ----------     ----------     ----------


                                                                            GROSS           GROSS
       DECEMBER 31, 1999                                   AMORTIZED      UNREALIZED      UNREALIZED       FAIR
       ($ in thousands)                                      COST           GAINS           LOSSES        VALUE
       -----------------                                   ---------      ----------      ----------      -----

       AVAILABLE FOR SALE:
            Mortgage-backed securities - CMOs and
            pass-through securities                        $  211,864     $    2,103     $    7,818     $  206,149
            U.S. Treasury securities and obligations
            of U.S. Government and government agencies
            and authorities                                   116,082          2,613          3,704        114,991
            Obligations of states and political
            subdivisions                                       29,801              7          3,312         26,496
            Debt securities issued by foreign
            governments                                        44,159          2,813            198         46,774
            All other corporate bonds                       1,059,552          6,592         42,458      1,023,686
            All other debt securities                         297,911          5,065         10,353        292,623
            Redeemable preferred stock                          3,654             41            466          3,229
                                                           ----------     ----------     ----------     ----------
                Total Available For Sale                   $1,763,023     $   19,234     $   68,309     $1,713,948
                                                           ----------     ----------     ----------     ----------


     Proceeds from sales of fixed maturities classified as available for sale were $844 million, $774 million and $1.1 billion in 2000, 1999 and 1998, respectively. Gross gains of $22.4 million, $24.6

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     million and $32.6 million and gross losses of $34.1 million, $22.0 million and $17.0 million in 2000, 1999 and 1998, respectively were realized on those sales.

     Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote is not available amounted to $530.2 million and $486.2 million at December 31, 2000 and 1999, respectively.

     The amortized cost and fair value of fixed maturities available for sale at December 31, 2000, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                 AMORTIZED         FAIR
       ($ in thousands)                             COST          VALUE
                                                 ----------     ----------

       MATURITY:
          Due in one year or less                $   51,478     $   51,005
          Due after 1 year through 5 years          638,112        646,327
          Due after 5 years through 10 years        675,953        679,957
          Due after 10 years                        682,544        694,399
                                                 ----------     ----------
                                                  2,048,087      2,071,688
                                                 ----------     ----------

          Mortgage-backed securities                219,851        225,453
                                                 ----------     ----------
              Total Maturity                     $2,267,938     $2,297,141
                                                 ----------     ----------

     The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches, which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if an assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

     At December 31, 2000 and 1999, the Company held CMOs with a fair value of $189.4 million and $167.7 million, respectively. The Company's CMO holdings were 55.4% and 65.9% collateralized by GNMA, FNMA or FHLMC securities at December 31, 2000 and 1999, respectively.

     The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

     reinvests in a short-term investment pool. See Note 10. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the collateral held, representing its obligation to return the collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2000 and 1999, the Company held collateral of $50.7 million and $38.2 million, respectively.

     EQUITY SECURITIES

     The cost and fair values of investments in equity securities were as follows:

                                                             GROSS       GROSS
        EQUITY SECURITIES:                                UNREALIZED   UNREALIZED      FAIR
        ($ in thousands)                        COST         GAINS       LOSSES        VALUE
                                               -------      -------      -------      -------

       DECEMBER 31, 2000
          Common stocks                        $ 2,861      $    29      $   845      $ 2,045
          Non-redeemable preferred stocks       21,150          480        1,124       20,506
                                               -------      -------      -------      -------
              Total Equity Securities          $24,011      $   509      $ 1,969      $22,551
                                               -------      -------      -------      -------

       DECEMBER 31, 1999
          Common stocks                        $ 4,966      $   730      $   256      $ 5,440
          Non-redeemable preferred stocks       29,407          533        2,211       27,729
                                               -------      -------      -------      -------
              Total Equity Securities          $34,373      $ 1,263      $ 2,467      $33,169
                                               -------      -------      -------      -------

     Proceeds from sales of equity securities were $30.8 million, $5.1 million and $6.0 million in 2000, 1999 and 1998, respectively. Gross gains of $3.3 million, $1.5 million and $2.6 million and gross losses of $.3 million, $.3 million and $.8 million were realized on those sales during 2000, 1999 and 1998, respectively.

     MORTGAGE LOANS

     Underperforming assets include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

     At December 31, 2000 and 1999, the Company's mortgage loan portfolios consisted of the following:

            ($ in thousands)                        2000          1999
                                                --------      --------
            Current Mortgage Loans              $132,768      $151,814
            Underperforming Mortgage Loans          --           3,905
                                                --------      --------
                 Total                          $132,768      $155,719
                                                --------      --------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)
     Aggregate annual maturities on mortgage loans at December 31, 2000 are as follows:

       ($ in thousands)

       2001                       $ 17,550
       2002                          8,990
       2003                          5,089
       2004                          8,475
       2005                          6,277
       Thereafter                   86,387
                                  --------
           Total                  $132,768
                                  ========

     CONCENTRATIONS

     Significant individual investment concentrations included $52.8 million and $63.2 million in the Tishman Speyer Joint Venture at December 31, 2000 and 1999, respectively.

     The Company participates in a short-term investment pool maintained by an affiliate. See Note 10.

     Included in fixed maturities are below investment grade assets totaling $143.8 million and $141.4 million at December 31, 2000 and 1999, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade.

     The Company's industry concentrations of investments, primarily fixed maturities, at fair value were as follows:

       ($ in thousands)               2000              1999
                                    --------          --------
       Banking                      $222,984          $152,848
       Finance                       204,994           103,385
                                    --------          --------

     The Company held investments in foreign banks in the amount of $139 million and $125 million at December 31, 2000 and 1999, respectively, which are included in the table above.

     Below investment grade assets included in the preceding table were not significant.

     Mortgage loan investments are relatively evenly disbursed throughout the United States, with no significant holdings in any one state or property type.

     The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     NON-INCOME PRODUCING INVESTMENTS

     Investments included in the December 31, 2000 and 1999 balance sheets that were non-income producing were insignificant.

     RESTRUCTURED INVESTMENTS

     Mortgage loan and debt securities which were restructured at below market terms at December 31, 2000 and 1999 were insignificant. The new terms of restructured investments typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant. Interest on these assets, included in net investment income, was insignificant.

     NET INVESTMENT INCOME

       FOR THE YEAR ENDED DECEMBER 31,
       ($ in thousands)                                2000          1999          1998
                                                     --------      --------      --------

       GROSS INVESTMENT INCOME
           Fixed maturities                          $163,091      $136,039      $130,825
           Joint ventures and partnerships             34,574        22,175        22,107
           Mortgage loans                              14,776        16,126        15,969
           Other                                        4,398         4,417         3,322
                                                     --------      --------      --------
              Total Gross Investment Income           216,839       178,757       172,223
                                                     --------      --------      --------
       Investment expenses                              2,665         1,578         1,220
                                                     --------      --------      --------
       Net investment income                         $214,174      $177,179      $171,003
                                                     --------      --------      --------

     REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

     Net realized investment gains (losses) for the periods were as follows:

       FOR THE YEAR ENDED DECEMBER 31,
       ($ in thousands)                                        2000           1999           1998
                                                             --------       --------       --------

       REALIZED
            Fixed maturities                                 $(11,742)      $  2,657       $ 15,620
            Joint ventures and partnerships                    (1,909)       (10,450)           529
            Mortgage Loans                                      3,825            602            623
            Other                                               2,430          2,218          1,721
                                                             --------       --------       --------
               Total Realized Investment Gains (Losses)      $ (7,396)      $ (4,973)      $ 18,493
                                                             --------       --------       --------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Changes in net unrealized investment gains (losses) that are included as accumulated other changes in equity from non-owner sources in shareholder's equity were as follows:

       FOR THE YEAR ENDED DECEMBER 31,
       ($ in thousands)                                         2000            1999            1998
                                                              ---------       ---------       ---------

       UNREALIZED
          Fixed maturities                                    $  78,278       $(180,409)      $  24,336
          Other                                                   3,159         (15,285)          2,760
                                                              ---------       ---------       ---------
              Total unrealized investment gains (losses)         81,437        (195,694)         27,096
          Related taxes                                          28,503         (68,493)          9,484
                                                              ---------       ---------       ---------
          Change in unrealized investment gains (losses)         52,934        (127,201)         17,612
          Balance beginning of year                             (39,312)         87,889          70,277
                                                              ---------       ---------       ---------
              Balance End of Year                             $  13,622       $ (39,312)      $  87,889
                                                              ---------       ---------       ---------


3.   REINSURANCE

     The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

     Total in-force business ceded under reinsurance contracts is $17.4 billion and $12.8 billion at December 31, 2000 and 1999, including $28.9 million and $62.8 million, respectively to TIC. Total life insurance premiums ceded were $8.9 million, $6.5 million and $4.2 million in 2000, 1999 and 1998, respectively. Ceded premiums paid to TIC were immaterial for these same periods.

4.   DEPOSIT FUNDS AND RESERVES

     At December 31, 2000 and 1999, the Company had $2.6 billion and $2.1 billion of life and annuity deposit funds and reserves, respectively. Of that total, $1.4 billion and $1.4 billion, respectively, were not subject to discretionary withdrawal based on contract terms. The remaining amounts were life and annuity products that were subject to discretionary withdrawal by the contractholders. Included in the amount that is subject to discretionary withdrawal were $.9 billion and $.5 billion of liabilities that are surrenderable with market value adjustments. The remaining $.3 billion and $.2 billion of life insurance and individual annuity liabilities are subject to discretionary withdrawals with an average surrender charge of 5.4% and 4.9%, respectively. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

5.   FEDERAL INCOME TAXES

     The net deferred tax assets at December 31, 2000 and 1999 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

       ($ in thousands)                                                      2000            1999
                                                                          ---------       ---------
       Deferred Tax Assets:
          Benefit, reinsurance and other reserves                         $ 192,772       $ 161,629
          Investments, net                                                        0          14,270
          Other                                                               2,510           2,394
                                                                          ---------       ---------
              Total                                                         195,282         178,293
                                                                          ---------       ---------

       Deferred Tax Liabilities:
          Investments, net                                                  (16,956)           --
          Deferred acquisition costs and value of insurance in force       (165,671)       (100,537)
          Other                                                              (1,359)         (1,208)
                                                                          ---------       ---------
              Total                                                        (183,986)       (101,745)
                                                                          ---------       ---------

       Net Deferred Tax Asset Before Valuation Allowance                     11,296          76,548
       Valuation Allowance for Deferred Tax Assets                                0          (2,070)
                                                                          ---------       ---------

       Net Deferred Tax Asset After Valuation Allowance                   $  11,296       $  74,478
                                                                          ---------       ---------


     TIC and its life insurance subsidiaries, including the Company, file a consolidated federal income tax return. Federal income taxes are allocated to each member on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability has been, and will be, paid currently to TIC. Any credits for losses have been, and will be, paid by TIC to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

     The elimination of the valuation allowance for deferred tax assets in 2000 resulted from an analysis of the availability of capital gains to offset capital losses. In management's opinion, there will be adequate capital gains to make realization of existing capital losses more likely than not. The reduction in the valuation allowance was recognized by reducing goodwill.

     In management's judgment, the $11.3 million net deferred tax asset as of December 31, 2000, is fully recoverable against expected future years' taxable ordinary income and capital gains. At December 31, 2000, the Company had no ordinary or capital loss carryforwards.

     The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $2.1 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not contemplated from this account. At current rates the maximum amount of such tax would be approximately $700 thousand.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

6.   SHAREHOLDER'S EQUITY

     SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

     The Company's statutory net loss was $(66.2) million, $(23.4) million and $(3.2) million for the years ended December 31, 2000, 1999 and 1998, respectively.

     Statutory capital and surplus was $476 million and $294 million at December 31, 2000 and 1999, respectively.

     Effective January 1, 2001, the Company will prepare its statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by its domicilary insurance commissioners (see Note 1, Summary of Significant Accounting Policies, Permitted Statutory Accounting Practices). The Company has estimated that the impact of this change on statutory capital and surplus will not be significant.

     The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. The Company does not have surplus available to pay dividends to TIC in 2001 without prior approval of the Connecticut Insurance Department.

     In 2000, TIC contributed $250 million as additional paid-in capital to the Company.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


ACCUMULATED OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES, NET OF TAX

Changes in each component of Accumulated Other Changes in Equity from Non-Owner Sources were as follows:


                                                      NET                             ACCUMULATED
                                                      UNREALIZED       FOREIGN        OTHER CHANGES
                                                      GAIN (LOSS) ON   CURRENCY       IN EQUITY FROM
                                                      INVESTMENT       TRANSLATION    NON-OWNER
($ in thousands)                                      SECURITIES       ADJUSTMENT     SOURCES
                                                      --------------   -----------    --------------

BALANCE, JANUARY 1, 1998                               $  70,277       $    --        $  70,277
Unrealized gains on investment securities,
   Net of tax of $15,957                                  29,632            --           29,632
Less: reclassification adjustment for gains
   Included in net income, net of tax of $(6,473)        (12,020)           --          (12,020)
                                                       ---------       ---------      ---------
CURRENT PERIOD CHANGE                                     17,612            --           17,612
                                                       ---------       ---------      ---------

BALANCE, DECEMBER 31, 1998                                87,889            --           87,889
Unrealized loss on investment securities,
   Net of tax of $(70,234)                              (130,433)           --         (130,433)
Less: reclassification adjustment for losses
  Included in net income, net of tax of $1,741             3,232            --            3,232
                                                       ---------       ---------      ---------
CURRENT PERIOD CHANGE                                   (127,201)           --         (127,201)
                                                       ---------       ---------      ---------

BALANCE, DECEMBER 31, 1999                               (39,312)           --          (39,312)
Unrealized gains on investment securities,
   Net of tax of $25,914                                  48,127            --           48,127
Less: reclassification adjustment for losses
   Included in net income, net of tax of $2,589            4,807            --            4,807
                                                       ---------       ---------      ---------
CURRENT PERIOD CHANGE                                     52,934            --           52,934
                                                       ---------       ---------      ---------
BALANCE, DECEMBER 31, 2000                             $  13,622       $    --        $  13,622
                                                       =========       =========      =========


7.   BENEFIT PLANS

     PENSION AND OTHER POSTRETIREMENT BENEFITS

     The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by The Travelers Insurance Group Inc. (TIGI), TIC's direct parent. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 2000, 1999 and 1998.

     401(K) SAVINGS PLAN

     Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2000, 1999 and 1998.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


8.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative financial instruments, including financial futures, interest rate swaps, equity swaps, options and forward contracts as a means of hedging exposure to interest rate, equity price, and foreign currency risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes. These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet.

     The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, options, and forward contracts, credit risk is limited to the amounts that it would cost the Company to replace the contracts. Financial futures contracts and purchased listed option contracts have very little credit risk since organized exchanges are the counterparties. The Company as a writer of option contracts has no credit risk since the counterparty has no performance obligation after it has paid a cash premium.

     The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

     The Company uses exchange-traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts which offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

     Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

     At December 31, 2000 and 1999, the Company held financial futures contracts with notional amounts of $89.9 million and $48.7 million, respectively. The deferred gains and/or losses on these contracts were not significant at December 31, 2000 and 1999. At December 31, 2000 and 1999, the Company's futures contracts had no fair value because these contracts are marked to market and settled in cash daily.

     The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Swap agreements are not exchange-traded so they are subject to the risk of default by the counterparty.

     As of December 31, 2000 and 1999, the Company held interest rate swap contracts with notional amounts of $279.0 million and $231.1 million, respectively. The fair value of these financial instruments was $2.0 million (loss position) at December 31, 2000, and was $9.5 million (loss position) at December 31, 1999. The fair values were determined using the discounted cash flow method. At December 31, 2000 and 1999, the Company held swap contracts with affiliate counterparties, included above, with a notional amount of $37.0 million and $43.7 million and a fair value of $1.8 million (loss position) and $4.7 million (loss position), respectively.

     The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

     At December 31, 2000 and 1999, the Company held equity option contracts with notional amounts of $291.5 million and $275.4 million, respectively. The fair value of these financial instruments was $6.9 million (gain position) and $32.6 million (gain position) at December 31, 2000 and 1999, respectively. The fair value of these contracts represents the estimated replacement cost as quoted by independent third party brokers.

     The off-balance sheet risks of interest rate options, equity swaps and forward contracts were not significant at December 31, 2000 and 1999.

     FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. The off-balance sheet risk of these financial instruments was not significant at December 31, 2000 and 1999.

     FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS

     The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

     At December 31, 2000, investments in fixed maturities had a carrying value and a fair value of $2.3 billion compared with a carrying value and a fair value of $1.8 billion and $1.7 billion, respectively, at December 31, 1999. See Notes 1 and 2.

     At December 31, 2000, mortgage loans had a carrying value of $132.7 million and a fair value of $134.1 million and in 1999 had a carrying value of $155.7 million and a fair value of $156.0 million.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

     The carrying values of short-term securities were $247.4 million and $81.1 million in 2000 and 1999, respectively, which approximated their fair values. Policy loans which are included in other invested assets had carrying values of $12.9 million and $10.2 million in 2000 and 1999, respectively, which also approximated their fair values.

     The carrying values of $101.4 million and $57.6 million of financial instruments classified as other assets approximated their fair values at December 31, 2000 and 1999, respectively. The carrying values of $173.5 million and $100.2 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 2000 and 1999, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

     At December 31, 2000, contractholder funds with defined maturities had a carrying value of $1,204 million and a fair value of $1,170 million, compared with a carrying value of $879 million and a fair value of $781 million at December 31, 1999. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $583 million and a fair value of $477 million at December 31, 2000, compared with a carrying value of $482 million and a fair value of $409 million at December 31, 1999. These contracts generally are valued at surrender value.

9.   COMMITMENTS AND CONTINGENCIES

     FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     See Note 8.

     LITIGATION

     In the ordinary course of business, the Company is a defendant or co-defendant in various litigation matters incidental to and typical of the businesses in which it is engaged. In the opinion of the Company's management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

10.  RELATED PARTY TRANSACTIONS

     The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI, including the Company, are handled by two companies. TIC handles banking functions for the life and annuity operations of Travelers Life & Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. TIC provides various employee benefit coverages to certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     advisory and management services, data processing services and claims processing services are provided by affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

     TIC maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2000 and 1999, the pool totaled approximately $4.4 billion and $2.6 billion, respectively. The Company's share of the pool amounted to $172.5 million and $31.4 million at December 31, 2000 and 1999, respectively, and is included in short-term securities in the balance sheet.

     In the normal course of business, management of both the Company and TIC conducts reviews of the investment portfolios of each company to properly match assets with liabilities. As a result of these reviews, the Company sold $100 million of investments to TIC at arm's length, with a related loss of $1.3 million.

     The Company's TTM Modified Guaranteed Annuity Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $450 million. TIC's obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

     The Company sold structured settlement annuities to the insurance affiliates of Travelers Property Casualty Corp. (TPC). During 1998 it was decided to use TIC as the primary issuer of structured settlement annuities and the Company as the assignment company. Policy reserves and contractholder fund liabilities associated with these structured settlements were $726 million and $766 million at December 31, 2000 and 1999, respectively.

     The Company began distributing variable annuity products through its affiliate, Salomon Smith Barney (SSB) in 1995. Premiums and deposits related to these products were $1.6 billion, $1.1 billion and $932.1 million in 2000, 1999 and 1998, respectively. In 1996, the Company began marketing various life products through SSB as well. Premiums related to such products were $59.3 million, $40.8 million and $44.5 million in 2000, 1999 and 1998, respectively.

     During 1998, the Company began distributing deferred annuity products through its affiliates Primerica Financial Services (Primerica), CitiStreet Retirement Services (formerly The Copeland Companies), a division of CitiStreet, a joint venture between Citigroup and State Street Bank, and Citibank, N.A. (Citibank). Deposits received from Primerica were $844 million, $763 million and $216 million in 2000, 1999 and 1998 respectively. Deposits from Citibank and CitiStreet Retirement Services were $131 million and $220 million, respectively for 2000, and were insignificant in 1999 and 1998.

     The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and key employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997. Under this program, all employees meeting certain requirements are granted Citigroup stock options.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Most leasing functions for TIGI and its subsidiaries are handled by TPC. Rent expense related to these leases is shared by the companies on a cost allocation method based generally on estimated usage by department. The Company's rent expense was insignificant in 2000, 1999 and 1998.

     At December 31, 2000 and 1999, the Company had investments in Tribeca Investments LLC, an affiliate of the Company, in the amounts of $29.4 million and $22.3 million, respectively.

     The Company also had investments in an affiliated joint venture, Tishman Speyer, in the amount of $52.8 million and $63.2 million at December 31, 2000 and 1999, respectively.

     The Company has other affiliated investments. The individual investment with any one affiliate was insignificant at December 31, 2000 and 1999.

11.  RECONCILIATION OF NET INCOME TO NET CASH USED IN OPERATING ACTIVITIES

     The following table reconciles net income to net cash used in operating activities:

       FOR THE YEAR ENDED DECEMBER 31,                                  2000            1999            1998
       ($ in thousands)                                                 ----            ----            ----

       Net Income From Continuing Operations                         $  90,905       $  52,606       $  57,485
          Adjustments to reconcile net income to cash used in
          operating activities:
              Realized (gains) losses                                    7,396           4,973         (18,493)
              Deferred federal income taxes                             36,748           6,410          11,783
              Amortization of deferred policy acquisition costs         68,254          38,902          15,956
              Additions to deferred policy acquisition costs          (297,733)       (211,182)       (120,278)
              Investment income accrued                                (27,812)        (27,072)         (3,821)
              Premium balances                                            (332)           (466)         (6,786)
              Insurance reserves                                       (18,487)        (16,431)         (8,431)
              Other                                                       (343)        (36,058)         (2,806)
                                                                     ---------       ---------       ---------
              Net cash used in operations                            $(141,404)      $(188,318)      $ (75,391)
                                                                     ---------       ---------       ---------


12.  NON-CASH INVESTING AND FINANCING ACTIVITIES

     There were no significant non-cash investing and financing activities for 2000, 1999 and 1998.

                               PORTFOLIO ARCHITECT
                           PORTFOLIO ARCHITECT SELECT
                                PREMIER ADVISERS



                       STATEMENT OF ADDITIONAL INFORMATION
                                   FUND ABD II












                      Individual Variable Annuity Contract
                                    issued by





                     The Travelers Life and Annuity Company
                                One Tower Square
                           Hartford, Connecticut 06183




L-20687S                                                                May 2001

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a) The financial statements of the Registrant and the Report of Independent Auditors thereto are contained in the Registrant's Annual Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:

                Statement of Assets and Liabilities as of December 31, 2000 Statement of Operations for the year ended December 31, 2000 Statement of Changes in Net Assets for the years ended December
                        31, 2000 and 1999
                Statement of Investments as of December 31, 2000
                Notes to Financial Statements

        The financial statements of The Travelers Life and Annuity Company and the report of Independent Auditors, are contained in the Statement of Additional Information. The financial statements of The Travelers Life and Annuity Company include:

                Statements of Income for the years ended December 31, 2000, 1999 and 1998
                Balance Sheets as of December 31, 2000 and 1999
                Statements of Changes in Retained Earnings and Accumulated Other
                        Changes in Equity from Non-Owner Sources for the years ended December 31, 2000, 1999 and 1998
                Statements of Cash Flows for the years ended December 31, 2000,
                        1999 and 1998
                Notes to Financial Statements


(b)     Exhibits

1. Resolution of The Travelers Life and Annuity Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form N-4, filed December 22, 1995.)

2.      Exempt.

3(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Life and Annuity Company and Travelers Distribution LLC (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 333-58809 filed February 26, 2001.)

3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 4 the Registration Statement on Form N-4, File No. 333-27689 filed April 6, 2001.)

4. Form of Variable Annuity Contract(s). (Incorporated herein by reference to Exhibit 4 to the Registration Statement on Form N-4, filed June 17, 1996.)

5.      None.

6(a). Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

6(b). By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

7.      None.

8. Participation Agreements. (Incorporated herein by reference to Exhibit 8 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-96521 filed May 24, 2000.)

9. Opinion of Counsel as to the legality of securities being registered. (Incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed April 29, 1997.)

10.     Consent of KPMG LLP, Independent Certified Public Accountants.

13. Schedule for computation of each performance quotation. (Incorporated herein by reference to Exhibit 13 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed April 29, 1998.)

15(a). Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Glenn D. Lammey and Katherine M. Sullivan. (Incorporated herein by reference to Exhibit 15(a) to Post-Effective Amendment No. 6 filed April 17, 2000.)

15(b). Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Glenn D. Lammey and Marla Berman Lewitus. (Incorporated herein by reference to Exhibit 15(b) to Post-Effective Amendment No. 7 filed February 26, 2001.)

15(c) Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for William R. Hogan filed herewith. (Incorporated herein by reference to Exhibit 15 to Post Effective Amendment No. 4, File No. 333-23327 filed April __, 2001.)


Item 25.  Directors and Officers of the Depositor

Name and Principal                      Positions and Offices
Business Address                        with Insurance Company
------------------                      ----------------------
George C. Kokulis*                      Director, President and Chief Executive Officer
Glenn D. Lammey*                        Director, Executive Vice President, Chief Financial
                                          Officer, Chief Accounting Officer and Controller
Mary Jean Thornton*                     Executive Vice President and Chief Information Officer
Stuart Baritz***                        Senior Vice President
William H. Heyman**                     Senior Vice President
William R. Hogan*                       Director, Senior Vice President
Marla Berman Lewitus*                   Director, Senior Vice President and General Counsel
Brendan Lynch*                          Senior Vice President
Warren H. May*                          Senior Vice President
Kathleen Preston*                       Senior Vice President
Robert J. Price**                       Senior Vice President
David A. Tyson*                         Senior Vice President
F. Denney Voss**                        Senior Vice President
David A. Golino*                        Vice President

Donald R. Munson, Jr.*                  Vice President
Tim W. Still*                           Vice President
Anthony Cocolla*                        Second Vice President
Linn K. Richardson*                     Second Vice President and Actuary
Paul Weissman*                          Second Vice President and Actuary
Ernest J. Wright*                       Vice President and Secretary
Kathleen A. McGah*                      Assistant Secretary and Deputy General Counsel


Principal Business Address:

*    The Travelers Life and Annuity Company
     One Tower Square
     Hartford, CT  06183

**   Citigroup Inc.
     399 Park Avenue
     New York, N.Y.
     10048

***  Travelers Portfolio Group
     1345 Avenue of the Americas
     New York, NY 10105


Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

        Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No.4 to the Registration Statement on Form N-4, File No. 333-27689, filed April 6, 2001.


Item 27.  Number of Contract Owners

As of February 28, 2001, 11,151 contract owners held qualified and non-qualified contracts offered by the Registrant.


Item 28.  Indemnification

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29.  Principal Underwriter

(a)       Travelers Distribution LLC
          One Tower Square
          Hartford, CT 06183

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The The Travelers Fund BD III for Variable Annuities, Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account.

(b) The information required by this Item 29 with respect to each director and officer of Travelers Distribution LLC is incorporated by reference to Schedule A of Form BD filed by Travelers Distribution LLC pursuant to the Securities and Exchange Act of 1934 (File No. 8-50244).

(c)     Not Applicable

Item 30.  Location of Accounts and Records

        The Travelers Life and Annuity Company
        One Tower Square
        Hartford, Connecticut  06183


Item 31.  Management Services

        Not applicable.


Item 32.  Undertakings

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


The Company hereby represents:

(a) That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 25th day of April, 2001.

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                                  (Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   (Depositor)



                                   By:* GLENN D. LAMMEY
                                      ------------------------------------------
                                       Glenn D. Lammey, Chief Financial Officer,
                                       Chief Accounting Officer and Controller


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 25th day of April 2001.


* GEORGE C. KOKULIS           Director, President and Chief Executive Officer
--------------------------    (Principal Executive Officer)
 (George C. Kokulis)


* GLENN D. LAMMEY             Director, Chief Financial Officer, Chief Accounting
--------------------------    Officer and Controller (Principal Financial Officer)
 (Glenn D. Lammey)


* MARLA BERMAN LEWITUS        Director
--------------------------
 (Marla Berman Lewitus)


* WILLIAM R. HOGAN            Director
--------------------------
 (William R. Hogan)



*By:  /s/ Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit No.   Description                                      Method of Filing
-----------   -----------                                      ----------------
10.           Consent of KPMG LLP, Independent                 Electronically
              Certified Public Accountants.